Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Document Type	8-K
Document Period End Date	Nov 1, 2011
Amendment Flag	false
Entity Registrant Name	DOW CHEMICAL CO /DE/
Entity Central Index Key	0000029915

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Net Sales	$ 53,674		$ 44,875		$ 57,361
Cost of sales	45,780		39,148		51,913
Research and development expenses	1,660		1,492		1,310
Selling, general and administrative expenses	2,609		2,487		1,966
Amortization of intangibles	509		399		92
Goodwill impairment losses	0		7	[1]	239	[1]
Restructuring charges	26	[2]	689	[2]	839	[2]
Purchased in-process research and development charges	0		7	[3]	44	[3]
Acquisition and integration related expenses	143	[4]	166	[4]	49	[4]
Asbestos-related credit	54	[5]	0		54	[5]
Equity in earnings of nonconsolidated affiliates	1,112		630		787
Sundry income - net	125		891		89
Interest income	37		39		86
Interest expense and amortization of debt discount	1,473		1,571		648
Income from Continuing Operations Before Income Taxes	2,802		469		1,277
Provision (Credit) for income taxes	481		(97)		651
Net Income from Continuing Operations	2,321		566		626
Income from discountinued operations, net of income taxes	0		110		28
Net Income	2,321		676		654
Net income attributable to noncontrolling interests	11		28		75
Net Income attributable to The Dow Chemical Company	2,310		648		579
Preferred stock dividends	340		312		0
Net Income Available for The Dow Chemical Company Common Stockholders	$ 1,970		$ 336		$ 579
Per Common Share Data:
Net income from continuing operations available for common stockholders (in dollars per share)	$ 1.75		$ 0.22		$ 0.59
Discountinued operations attributable to common stockholders (in dollars per share)	$ 0		$ 0.1		$ 0.03
Earnings per common share - basic (in dollars per share)	$ 1.75		$ 0.32		$ 0.62
Net income from continuing operations available for common stockholders (in dollars per share)	$ 1.72		$ 0.22		$ 0.59
Discountinued operations attributable to common stockholders (in dollars per share)	$ 0		$ 0.1		$ 0.03
Earnings per common share - diluted (in dollars per share)	$ 1.72		$ 0.32		$ 0.62
Common stock dividends declared per share of common stock	$ 0.6		$ 0.6		$ 1.68
Weighted-average common shares outstanding - basic	1,125.9		1,043.2		930.4
Weighted-average common shares outstanding - diluted	1,143.8		1,053.9		939

[1]	See Note I for information regarding the goodwill impairment losses.
[2]	See Note C for information regarding restructuring charges.
[3]	See Note D for information regarding purchased in-process research and development.
[4]	See Note D for information regarding acquisition and integration related expenses.
[5]	See Note N for information regarding asbestos-related credits.

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Current Assets
Cash and cash equivalents (variable interest entities restricted - 2010: $145)	$ 7,039		$ 2,846
Accounts and notes receivable:
Trade (net of allowance for doubtful receivables - 2010: $128; 2009: $160)	4,616		5,656
Other	4,428		3,539
Inventories	7,087		6,847
Deferred income tax assets current	611		654
Other current assets	349		0
Total current assets	24,130		19,542
Investments
Investment in nonconsolidated affiliates	3,453		3,224
Other investments (investments carried at fair value - 2010: $2,064; 2009: $2,136)	2,542		2,561
Noncurrent receivables	388		210
Total investments	6,383		5,995
Property
Property	51,648		53,567
Less accumulated depreciation	33,980		35,426
Net property (variable interest entities restricted - 2010: $1,388)	17,668	[1]	18,141	[1]
Other Assets
Goodwill	12,967		13,213
Other intangible assets (net of accumulated amortization - 2010: $1,805; 2009: $1,302)	5,530		5,966
Deferred income tax assets - noncurrent	2,079		2,039
Asbestos-related insurance receivables - noncurrent	220		330
Deferred charges and other assets	611		792
Total other assets	21,407		22,340
Total Assets	69,588		66,018
Current Liabilities
Notes payable	1,467		2,139
Long-term debt due within one year	1,755		1,082
Accounts payable:
Trade	4,356		4,153
Other	2,249		2,014
Income taxes payable	349		176
Deferred income tax liabilities - current	105		78
Dividends payable	257		254
Accrued and other current liabilities	3,358		3,209
Total current liabilities	13,896		13,105
Long-Term Debt	20,605		19,152
Other Noncurrent Liabilities
Deferred income tax liabilities - noncurrent	1,295		1,367
Pension and other postretirement benefits - noncurrent	7,492		7,242
Asbestos-related liabilities - noncurrent	663		734
Other noncurrent obligations	2,995		3,294
Total other noncurrent liabilities	12,445		12,637
Stockholders' Equity
Preferred stock, series A ( $1.00 par, $1,000 liquidation preference, 4,000,000 shares)	4,000		4,000
Common stock (authorized 1,500,000,000 shares of $2.50 par value each; issued 2010: 1,172,354,054 shares; 2009: 1,162,375,462)	2,931		2,906
Additional paid-in capital	2,286		1,913
Retained earnings	17,736		16,704
Accumulated other comprehensive loss	(4,399)		(3,892)
Unearned ESOP shares	(476)		(519)
Treasury stock at cost (2010: 5,137,039 shares; 2009: 12,158,605)	(239)		(557)
The Dow Chemical Company's stockholders' equity	21,839		20,555
Noncontrolling interests	803		569
Total equity	22,642		21,124
Total Liabilities and Equity	$ 69,588		$ 66,018

[1]	Long-lived assets in Germany represented 9 percent of the total at December 31, 2010, 11 percent of the total at December 31, 2009 and 14 percent of the total at December 31, 2008.

Consolidated Balance Sheets (Parentheticals) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Cash and cash equivalents (variable interest entities restricted)	$ 145
Accounts and notes receivable:
Trade (allowance for doubtful receivables)	128	160
Investments
Other investments (investments carried at fair value)	2,064	2,136
Property
Net property (variable interest entities restricted)	1,388
Other Assets
Other intangible assets (accumulated amortization)	$ 1,805	$ 1,302
Stockholders' Equity
Preferred stock, series A par value (in dollars per share)	$ 1	$ 1
Preferred stock, series A liquidation preference (in dollars per share)	$ 1,000	$ 1,000
Preferred stock issued, shares	4,000,000	4,000,000
Common Stock, Shares Authorized	1,500,000,000	1,500,000,000
Common Stock, Par or Stated Value Per Share	$ 2.5	$ 2.5
Common Stock, Shares, Issued	1,172,354,054	1,162,375,462
Treasury Stock, Shares	5,137,039	12,158,605

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Operating Activities
Net Income	$ 2,321		$ 676		$ 654
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,962		2,827		2,236
Purchased in-process research and development charges	0		7	[1]	44	[1]
Provision (Credit) for deferred income tax	328		(652)		(260)
Earnings of nonconsolidated affiliates less than (in excess of) dividends received	(444)		60		49
Pension contributions	(708)		(355)		(185)
Net gain on sales of property, businesses and consolidated companies	(95)		(256)		(127)
Other net loss (gain)	(12)		(31)		16
Net gain on sales of ownership interest in nonconsolidated affiliates	(25)		(795)		0
Goodwill impairment losses	0		7	[2]	239	[2]
Restructuring charges	26		684		837
Asbestos-related credits	(54)	[3]	0		(54)	[3]
Excess tax benefits from share-based payment arrangements	(20)		(10)		(8)
Changes in assets and liabilities, net of effects of acquired and divested companies:
Accounts and notes receivable	(1,209)		(990)		2,853
Proceeds from interests in trade accounts receivable conduits	1,038		0		0
Inventories	(750)		63		812
Accounts payable	495		304		(1,062)
Other assets and liabilities	249		536		(1,333)
Cash provided by operating activities	4,102		2,075		4,711
Investing Activities
Capital expenditures	(2,130)		(1,683)		(2,276)
Proceeds from sales of property and businesses	1,877		294		252
Acquisitions of businesses	(8)		(35)		0
Purchases of previously leased assets	(45)		(713)		(63)
Investments in consolidated companies, net of cash acquired	(215)		(15,045)		(336)
Proceeds from sales of consolidated companies	74		1,563		66
Investments in nonconsolidated affiliates	(107)		(122)		(331)
Distributions from nonconsolidated affiliates	29		9		6
Proceeds from sale of ownership interests in nonconsolidated affiliates	113		1,413		0
Purchase of unallocated Rohm and Haas ESOP shares	0		(552)		0
Purchases of investments	(946)		(580)		(855)
Change in restricted cash	436		0		0
Proceeds from sales and maturities of investments	1,057		684		800
Cash provided by (used in) investing activities	135		(14,767)		(2,737)
Financing Activities
Changes in short-term notes payable	(700)		(418)		825
Proceeds from notes payable	84		0		0
Payments on notes payable	(668)		0		0
Proceeds from revolving credit facility	0		3,000		0
Payments on revolving credit facility	0		(3,000)		0
Proceeds from Term Loan	0		9,226		0
Payments on Term Loan	0		(9,226)		0
Proceeds from issuance of long-term debt	3,131		8,283		1,453
Payments on long-term debt	(1,387)		(1,790)		(760)
Redemption of preferred securities of subsidiaries and payment of accrued dividends	0		(520)		0
Purchases of treasury stock	(14)		(5)		(898)
Proceeds from issuance of common stock	181		966		0
Proceeds from issuance of preferred stock	0		7,000		0
Proceeds from sales of common stock	109		555		72
Issuance costs for debt and equity securities	(12)		(368)		(70)
Excess tax benefits from share-based payment arrangements	20		10		8
Distributions to noncontrolling interests	(8)		(24)		(45)
Contribution from noncontrolling interest	100		0		0
Dividends paid to stockholders	(1,014)		(1,030)		(1,563)
Cash provided by (used in) financing activities	(178)		12,659		(978)
Effect of Exchange Rate Changes on Cash	88		79		68
Cash Assumed in Initial Consolidation of Variable Interest Entities	46		0		0
Summary
Increase in cash and cash equivalents	4,193		46		1,064
Cash and cash equivalents at beginning of year	2,846		2,800		1,736
Cash and cash equivalents at end of year	$ 7,039		$ 2,846		$ 2,800

[1]	See Note D for information regarding purchased in-process research and development.
[2]	See Note I for information regarding the goodwill impairment losses.
[3]	See Note N for information regarding asbestos-related credits.

Consolidated Statements of Equity (USD $) In Millions	Total	The Dow Chemical Company's Stockholder's Equity [Member]	Preferred Stock [Member]	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Loss [Member]	Unrealized Gains (Losses) on Investments [Member]	Cumulative Translation Adjustments [Member]	Pension and Other Postretirement Benefit Plans [Member]	Accumulated Derivative Gain (Loss) [Member]	Unearned ESOP Shares [Member]	Treasury Stock [Member]	Noncontrolling Interests [Member]
Stockholders' Equity Attributable to Parent, Beginning at Dec. 31, 2007			$ 0	$ 2,453	$ 902	$ 18,004		$ 71	$ 723	$ (989)	$ 25	$ 0	$ (1,800)
Stockholders' Equity Attributable to Noncontrolling Interest, Beginning at Dec. 31, 2007														414
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock issued			0	0	0
Stock repurchased			0
Preferred stock converted to common stock			0
Sale of shares to ESOP					0
Stock-based compensation and allocation of ESOP shares					(30)
Net Income available for The Dow Chemical Company common stockholders	579					579
Dividends declared on common stock (Per share: $0.60 in 2010, $0.60 in 2009 and $1.68 in 2008)						(1,556)
Other						(14)								1
Impact of adoption of ASU 2009-17, net of tax						0								0
Net change in unrealized gains (losses)								(182)
Translation adjustments	(502)								(502)
Net prior service credit										16
Net loss										(3,278)
Net hedging results											(452)
Reclassification to earnings											179
Shares acquired												0
Shares allocated to ESOP participants												0
Purchases													(898)
Sale of shares to ESOP													0
Issuance to employees and employee plans													260
Net income attributable to noncontrolling interests	75													75
Purchase of noncontrolling interests' share of subsidiaries														(376)
Distributions to noncontrolling interests	(45)													(45)
Acquisition of Rohm and Haas Company noncontrolling interests														0
Consolidation of variable interest entities														0
Stockholders' Equity Attributable to Parent, Ending at Dec. 31, 2008		13,511	0	2,453	872	17,013	(4,389)	(111)	221	(4,251)	(248)	0	(2,438)
Stockholders' Equity Attributable to Noncontrolling Interest, Ending at Dec. 31, 2008														69
Total Equity at Dec. 31, 2008	13,580
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock issued			7,000	453	2,643
Stock repurchased			(2,500)
Preferred stock converted to common stock			(500)
Sale of shares to ESOP					(1,529)
Stock-based compensation and allocation of ESOP shares					(73)
Net Income available for The Dow Chemical Company common stockholders	336					336
Dividends declared on common stock (Per share: $0.60 in 2010, $0.60 in 2009 and $1.68 in 2008)						(639)
Other						(6)								18
Impact of adoption of ASU 2009-17, net of tax						0								0
Net change in unrealized gains (losses)								190
Translation adjustments	403								403
Net prior service credit										19
Net loss										(355)
Net hedging results											(65)
Reclassification to earnings											305
Shares acquired												(553)
Shares allocated to ESOP participants												34
Purchases													(5)
Sale of shares to ESOP													1,529
Issuance to employees and employee plans													357
Net income attributable to noncontrolling interests	28													28
Purchase of noncontrolling interests' share of subsidiaries														0
Distributions to noncontrolling interests	(24)													(24)
Acquisition of Rohm and Haas Company noncontrolling interests														432
Consolidation of variable interest entities														46
Stockholders' Equity Attributable to Parent, Ending at Dec. 31, 2009	20,555	20,555	4,000	2,906	1,913	16,704	(3,892)	79	624	(4,587)	(8)	(519)	(557)
Stockholders' Equity Attributable to Noncontrolling Interest, Ending at Dec. 31, 2009	569													569
Total Equity at Dec. 31, 2009	21,124
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock issued			0	25	156
Stock repurchased			0
Preferred stock converted to common stock			0
Sale of shares to ESOP					0
Stock-based compensation and allocation of ESOP shares					217
Net Income available for The Dow Chemical Company common stockholders	1,970					1,970
Dividends declared on common stock (Per share: $0.60 in 2010, $0.60 in 2009 and $1.68 in 2008)						(677)
Other						(13)								22
Impact of adoption of ASU 2009-17, net of tax						(248)								100
Net change in unrealized gains (losses)								32
Translation adjustments	(257)								(257)
Net prior service credit										23
Net loss										(307)
Net hedging results											(13)
Reclassification to earnings											15
Shares acquired												(1)
Shares allocated to ESOP participants												44
Purchases													(14)
Sale of shares to ESOP													0
Issuance to employees and employee plans													332
Net income attributable to noncontrolling interests	11													11
Purchase of noncontrolling interests' share of subsidiaries														0
Distributions to noncontrolling interests	(8)													(8)
Acquisition of Rohm and Haas Company noncontrolling interests														0
Consolidation of variable interest entities														109
Stockholders' Equity Attributable to Parent, Ending at Dec. 31, 2010	21,839	21,839	4,000	2,931	2,286	17,736	(4,399)	111	367	(4,871)	(6)	(476)	(239)
Stockholders' Equity Attributable to Noncontrolling Interest, Ending at Dec. 31, 2010	803													803
Total Equity at Dec. 31, 2010	$ 22,642

Consolidated Statements of Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Retained Earnings
Dividends declared on common stock (Per share)	$ 0.6	$ 0.6	$ 1.68

Consolidated Statements of Comprehensive Income (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Income	$ 2,321	$ 676	$ 654
Unrealized gains (losses) on investments:
Unrealized holding gains (losses) during the period (net of tax of $12, $53, $(70))	17	134	(158)
Less: Reclassification adjustments for net amounts included in net income (net of tax of $8, $30, $(13))	15	56	(24)
Cumulative translation adjustments (net of tax of $57, $(15), $(22))	(257)	403	(502)
Defined benefit pension plans:
Prior service cost arising during period (net of tax of $-, $(1), $-)	(2)	(1)	(4)
Net loss arising during period (net of tax of $(193), $(257), $(1,561))	(485)	(433)	(3,307)
Less: Amortization of prior service cost included in net periodic pension costs (net of tax of $13, $8, $8)	25	20	20
Less: Amortization of net loss included in net periodic pension costs (net of tax of $92, $40, $13)	178	78	29
Net gains (losses) on cash flow hedging derivative instruments (net of tax of $2, $56, $(49))	2	240	(273)
Total other comprehensive income (loss)	(507)	497	(4,219)
Comprehensive Income (Loss)	1,814	1,173	(3,565)
Comprehensive income attributable to noncontrolling interests, net of tax	11	28	75
Comprehensive Income (Loss) Attributable to The Dow Chemical Company	$ 1,803	$ 1,145	$ (3,640)

Consolidated Statements of Comprehensive Income (Parentheticals) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Unrealized holding gains (losses), tax amounts	$ 12	$ 53	$ (70)
Reclassification adjustments, tax amounts	8	30	(13)
Cumulative translation adjustments, tax amounts	57	(15)	(22)
Prior service cost, tax amounts	0	(1)	0
Net loss, tax amounts	(193)	(257)	(1,561)
Amoritization of prior service cost, tax amounts	13	8	8
Amortization of net loss in net periodic pension costs, tax amounts	92	40	13
Net gains (losses) on cash flow derivative instruments, tax amounts	$ 2	$ 56	$ (49)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation and Basis of Presentation
The accompanying consolidated financial statements of The Dow Chemical Company and its subsidiaries (“Dow” or the “Company”) were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and include the assets, liabilities, revenues and expenses of all majority-owned subsidiaries over which the Company exercises control and, when applicable, entities for which the Company has a controlling financial interest or is the primary beneficiary. Intercompany transactions and balances are eliminated in consolidation. Investments in nonconsolidated affiliates (20-50 percent owned companies, joint ventures and partnerships) are accounted for using the equity method.
Certain changes to prior year balance sheet amounts have been made in accordance with the accounting guidance for business combinations to reflect adjustments made during the measurement period to provisional amounts recorded for assets acquired and liabilities assumed from Rohm and Haas Company (“Rohm and Haas”) on April 1, 2009. Certain changes have been made to geographic area information for prior years to reflect changes made in the first quarter of 2010. Certain changes have been made to operating segment information to reflect changes made in the third quarter of 2011 related to changes in the Company’s organization. A change to current year balance sheet amounts has been made to properly classify the current portion of "Deferred charges and other assets" of  $349 million to "Other current assets."
Use of Estimates in Financial Statement Preparation
The preparation of financial statements in accordance with U.S. GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The Company’s consolidated financial statements include amounts that are based on management’s best estimates and judgments. Actual results could differ from those estimates.

Foreign Currency Translation
The local currency has been primarily used as the functional currency throughout the world. Translation gains and losses of those operations that use local currency as the functional currency are included in the consolidated balance sheets in “Accumulated other comprehensive income (loss)” (“AOCI”). Where the U.S. dollar is used as the functional currency, foreign currency gains and losses are reflected in income.
Environmental Matters
Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on current law and existing technologies. These accruals are adjusted periodically as assessment and remediation efforts progress or as additional technical or legal information becomes available. Accruals for environmental liabilities are included in the consolidated balance sheets in “Accrued and other current liabilities” and “Other noncurrent obligations” at undiscounted amounts. Accruals for related insurance or other third-party recoveries for environmental liabilities are recorded when it is probable that a recovery will be realized and are included in the consolidated balance sheets as “Accounts and notes receivable - Other.”
Environmental costs are capitalized if the costs extend the life of the property, increase its capacity, and/or mitigate or prevent contamination from future operations. Environmental costs are also capitalized in recognition of legal asset retirement obligations resulting from the acquisition, construction and/or normal operation of a long-lived asset. Costs related to environmental contamination treatment and cleanup are charged to expense. Estimated future incremental operations, maintenance and management costs directly related to remediation are accrued when such costs are probable and reasonably estimable.
Cash and Cash Equivalents
Cash and cash equivalents include time deposits and readily marketable securities with original maturities of three months or less.
Financial Instruments
The Company calculates the fair value of financial instruments using quoted market prices whenever available. When quoted market prices are not available for various types of financial instruments (such as forwards, options and swaps), the Company uses standard pricing models with market-based inputs that take into account the present value of estimated future cash flows.
The Company utilizes derivatives to manage exposures to currency exchange rates, commodity prices and interest rate risk. The fair values of all derivatives are recognized as assets or liabilities at the balance sheet date. Changes in the fair value of these instruments are reported in income or AOCI, depending on the use of the derivative and whether it qualifies for hedge accounting treatment.
Gains and losses on derivatives that are designated and qualify as cash flow hedging instruments are recorded in AOCI, to the extent the hedges are effective, until the underlying transactions are recognized in income. To the extent effective, gains and losses on derivative and nonderivative instruments used as hedges of the Company’s net investment in foreign operations are recorded in AOCI as part of the cumulative translation adjustment. The ineffective portions of cash flow hedges and hedges of net investment in foreign operations, if any, are recognized in income immediately.
Gains and losses on derivatives designated and qualifying as fair value hedging instruments, as well as the offsetting losses and gains on the hedged items, are reported in income in the same accounting period. Derivatives not designated as hedging instruments are marked-to-market at the end of each accounting period with the results included in income.
Inventories
Inventories are stated at the lower of cost or market. The method of determining cost for each subsidiary varies among last-in, first-out (“LIFO”); first-in, first-out (“FIFO”); and average cost, and is used consistently from year to year.

Property
Land, buildings and equipment, including property under capital lease agreements, are carried at cost less accumulated depreciation. Depreciation is based on the estimated service lives of depreciable assets and is calculated using the straight-line method, unless the asset was capitalized before 1997 when the declining balance method was used. Fully depreciated assets are retained in property and accumulated depreciation accounts until they are removed from service. In the case of disposals, assets and related accumulated depreciation are removed from the accounts, and the net amounts, less proceeds from disposal, are included in income.
Impairment and Disposal of Long-Lived Assets
The Company evaluates long-lived assets and certain identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When undiscounted future cash flows are not expected to be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value based on bids received from third parties or a discounted cash flow analysis based on market participant assumptions.
Long-lived assets to be disposed of by sale are classified as held for sale and are reported at the lower of carrying amount or fair value less cost to sell, and depreciation is ceased. Long-lived assets to be disposed of other than by sale are classified as held and used until they are disposed of and are reported at the lower of carrying amount or fair value, and depreciation is recognized over the remaining useful life of the assets.
Goodwill and Other Intangible Assets
The Company records goodwill when the purchase price of a business acquisition exceeds the estimated fair value of net identified tangible and intangible assets acquired. Goodwill is tested for impairment at the reporting unit level annually, or more frequently when events or changes in circumstances indicate that the fair value of a reporting unit has more likely than not declined below its carrying value. The Company primarily utilizes a discounted cash flow methodology to calculate the fair value of its reporting units.
Finite-lived intangible assets such as purchased customer lists, licenses, intellectual property, patents, trademarks and software, are amortized over their estimated useful lives, generally on a straight-line basis for periods ranging primarily from three to twenty years. Finite-lived intangible assets are reviewed for impairment or obsolescence annually, or more frequently when events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows.
Asset Retirement Obligations
The Company records asset retirement obligations as incurred and reasonably estimable, including obligations for which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the Company. The fair values of obligations are recorded as liabilities on a discounted basis and are accreted over time for the change in present value. Costs associated with the liabilities are capitalized and amortized over the estimated remaining useful life of the asset, generally for periods of 10 years or less.
Investments
Investments in debt and marketable equity securities (including warrants), primarily held by the Company’s insurance operations, are classified as trading, available-for-sale or held-to-maturity. Investments classified as trading are reported at fair value with unrealized gains and losses included in income. Those classified as available-for-sale are reported at fair value with unrealized gains and losses recorded in AOCI. Those classified as held-to-maturity are recorded at amortized cost. The cost of investments sold is determined by specific identification. The Company routinely reviews available-for-sale and held-to-maturity securities for other-than-temporary declines in fair value below the cost basis, and when events or changes in circumstances indicate the carrying value of an asset may not be recoverable, the security is written down to fair value, establishing a new cost basis.
Revenue
Sales are recognized when the revenue is realized or realizable, and the earnings process is complete. Approximately 99 percent of the Company’s sales in 2010 related to sales of product. The remaining 1 percent in 2010 related to the Company’s service offerings, insurance operations, and licensing of patents and technology. Revenue for product sales is recognized as risk and title to the product transfer to the customer, which usually occurs at the time shipment is made. As such, title to the product passes when the product is delivered to the freight carrier. Dow’s standard terms of delivery are included in its contracts of sale, order confirmation documents and invoices. Freight costs and any directly related costs of transporting finished product to customers are recorded as “Cost of sales.”

Revenue related to the Company’s insurance operations includes third-party insurance premiums, which are earned over the terms of the related insurance policies and reinsurance contracts. Revenue related to the initial licensing of patents and technology is recognized when earned; revenue related to running royalties is recognized according to licensee production levels.
Legal Costs
The Company expenses legal costs, including those legal costs expected to be incurred in connection with a loss contingency, as incurred.
Severance Costs
The Company routinely reviews its operations around the world in an effort to ensure competitiveness across its businesses and geographic areas. When the reviews result in a workforce reduction related to the shutdown of facilities or other optimization activities, severance benefits are provided to employees primarily under Dow’s ongoing benefit arrangements. These severance costs are accrued under the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification™ (“ASC”) Topic 712, “Compensation – Nonretirement Postemployment Benefits,” once management commits to a plan of termination including the number of employees to be terminated, their job classifications or functions, their locations and the expected completion date.
Income Taxes
The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities using enacted rates. The effect of a change in tax rates on deferred tax assets is recognized in income in the period that includes the enactment date.
Annual tax provisions include amounts considered sufficient to pay assessments that may result from examinations of prior year tax returns; however, the amount ultimately paid upon resolution of issues raised may differ from the amounts accrued.
The Company recognizes the financial statement effects of an uncertain income tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The Company accrues for other tax contingencies when it is probable that a liability to a taxing authority has been incurred and the amount of the contingency can be reasonably estimated. The current portion of uncertain income tax positions is included in “Income taxes payable” and the long-term portion is included in “Other noncurrent obligations” in the consolidated balance sheets.
Provision is made for taxes on undistributed earnings of foreign subsidiaries and related companies to the extent that such earnings are not deemed to be permanently invested.
Earnings per Common Share
The calculation of earnings per common share is based on the weighted-average number of the Company’s common shares outstanding for the applicable period. The calculation of diluted earnings per common share reflects the effect of all potential dilutive common shares that were outstanding during the respective periods, unless the effect of doing so is antidilutive.

RECENT ACCOUNTING GUIDANCE	12 Months Ended
Dec. 31, 2010
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Recent Accounting Guidance [Text Block]
RECENT ACCOUNTING GUIDANCE
Recently Adopted Accounting Guidance
On January 1, 2010, the Company adopted Accounting Standards Update (“ASU”) 2009-16, “Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.” This ASU is intended to improve the information provided in financial statements concerning transfers of financial assets, including the effects of transfers on financial position, financial performance and cash flows, and any continuing involvement of the transferor with the transferred financial assets. The Company evaluated the impact of adopting the guidance and the terms and conditions in place at January 1, 2010 and determined that certain sales of accounts receivable would be classified as secured borrowings. Under the Company’s sale of accounts receivable arrangements,  $915 million was outstanding at January 1, 2010. The maximum amount of receivables available for participation in these programs was  $1,939 million at January 1, 2010. See Note O for additional information about transfers of financial assets.

On January 1, 2010, the Company adopted ASU 2009-17, “Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amended the consolidation guidance applicable to variable interest entities and required additional disclosures concerning an enterprise’s continuing involvement with variable interest entities. The Company evaluated the impact of this guidance and determined that the adoption resulted in the consolidation of two additional joint ventures, an owner trust and an entity that was used to monetize accounts receivable. At January 1, 2010,  $793 million in assets (net of tax, including the impact on “Investment in nonconsolidated affiliates”),  $941 million in liabilities,  $100 million in noncontrolling interests and a cumulative effect adjustment to retained earnings of  $248 million were recorded as a result of the adoption of this guidance. See Note S for additional information about variable interest entities.
On January 1, 2010, the Company adopted ASU 2010-06, “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements,” which added disclosure requirements about transfers in and out of Levels 1 and 2 and separate disclosures about activity relating to Level 3 measurements and clarifies existing disclosure requirements related to the level of disaggregation and input and valuation techniques. See Note K for additional disclosures about fair value measurements.
Accounting Guidance Issued But Not Adopted as of December 31, 2010
In October 2009, the FASB issued ASU 2009-13, “Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements – a consensus of the FASB Emerging Issues Task Force,” which amends the criteria for when to evaluate individual delivered items in a multiple deliverable arrangement and how to allocate consideration received. This ASU is effective for fiscal years beginning on or after June 15, 2010. The adoption of the guidance on January 1, 2011 is not expected to have a material impact on the Company’s consolidated financial statements.

RESTRUCTURING	12 Months Ended
Dec. 31, 2010
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING
2009 Restructuring
On June 30, 2009, the Company’s Board of Directors approved a restructuring plan related to the Company’s acquisition of Rohm and Haas Company (“Rohm and Haas”) as well as actions to advance the Company’s strategy and to respond to continued weakness in the global economy. The restructuring plan included the elimination of approximately 2,500 positions primarily resulting from synergies to be achieved as a result of the acquisition of Rohm and Haas. In addition, the plan included the shutdown of a number of manufacturing facilities. These actions are expected to be completed primarily by the end of 2011. As a result of the restructuring activities, the Company recorded pretax restructuring charges of  $677 million in the second quarter of 2009, consisting of asset write-downs and write-offs of  $454 million, costs associated with exit or disposal activities of  $68 million and severance costs of  $155 million. The impact of the charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the Company’s segment results as shown in the following table, which also reflects adjustments made in 2009 to the 2009 plan, the 2008 plan (as discussed below and in the sections titled “2008 Restructuring”) and the 2007 plan.

2009 Restructuring Charges by Operating Segment In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Electronic and Functional Materials	$48	$—	$—	$48
Coatings and Infrastructure Solutions	258	4	—	262
Performance Materials	2	—	—	2
Performance Plastics	1	—	—	1
Feedstocks and Energy	140	—	—	140
Corporate	5	64	155	224
Total 2009 restructuring charges	$454	$68	$155	$677
Adjustments to restructuring charges:
2009 - Corporate	—	13	—	13
2008 - Corporate	—	—	19	19
2007 - Agricultural Sciences	—	(15)	—	(15)
2007 - Corporate	—	—	(5)	(5)
Net 2009 restructuring charges	$454	$66	$169	$689

Details regarding the components of the 2009 restructuring charges and adjustments to restructuring charges are discussed below:
Impairment of Long-Lived Assets and Other Assets
The restructuring charges related to the write-down or write-off of assets totaled  $454 million. Write-downs were related to Dow’s facilities located in Hahnville and Plaquemine, Louisiana; the United States Federal Trade Commission (“FTC”) required divestiture of certain acrylic monomer and specialty latex assets in North America; and other small manufacturing facilities where the acquisition of Rohm and Haas resulted in overlapping manufacturing capabilities. Details regarding these write-downs or write-offs are as follows:

•	Due to continued weakness in the global economy, the decision was made to shut down a number of hydrocarbon and basic chemicals facilities, with an impact of $126 million, including the following:

◦
Ethylene manufacturing facility in Hahnville, Louisiana. A write-off of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded. The facility shut down in the second quarter of 2009.

◦
Ethylene oxide/ethylene glycol manufacturing facility in Hahnville, Louisiana. A write-off of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded. The facility shut down in the second quarter of 2009.

◦
Ethylene dichloride and vinyl chloride monomer manufacturing facility in Plaquemine, Louisiana. A write-down of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded. The facility will shut down in mid-2011.

•	With the completion of the Company’s acquisition of Rohm and Haas, the following charges were recognized:

◦
Due to an expected loss arising from the FTC required divestitures of certain acrylic monomer and specialty latex assets within eight months of the closing of the acquisition of Rohm and Haas, the Company recognized an impairment charge of  $205 million against the Coatings and Infrastructure Solutions segment in the second quarter of 2009. The divestiture of the assets was completed in January 2010 (see Note E).

◦
The decision was made to shut down a number of small manufacturing facilities to optimize the assets of the Company. Write-downs of  $96 million were recorded in the second quarter of 2009, primarily impacting the Electronic and Functional Materials ( $46 million) and Coatings and Infrastructure Solutions ( $48 million) segments.

The restructuring charges in the second quarter of 2009 also included the write-off of capital project spending ( $20 million) and other assets ( $7 million) associated with plant closures. These charges were reflected in the results of the operating segments impacted by the restructuring activities.
Costs Associated with Exit or Disposal Activities
The restructuring charges for costs associated with exit or disposal activities totaled  $68 million in the second quarter of 2009 and included environmental remediation of  $64 million, impacting Corporate, with the remainder relating to contract termination fees and other charges. In the fourth quarter of 2009, the Company increased the reserve by  $13 million to reflect additional expense for pension settlements related to the Rohm and Haas acquisition.
Severance Costs
The restructuring charges included severance of  $155 million for the separation of approximately 2,500 employees under the terms of the Company’s ongoing benefit arrangements, primarily over two years. These costs were charged against Corporate. At December 31, 2009, severance of  $72 million had been paid and a currency adjusted liability of  $84 million remained for approximately 1,221 employees. At December 31, 2010, severance of  $149 million had been paid and a currency adjusted liability of  $6 million remained for approximately 189 employees, with anticipated departure dates scheduled primarily in the first quarter of 2011.

The following table summarizes the activities related to the Company’s restructuring reserve:

2009 Restructuring Activities In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Restructuring charges recognized in the second quarter of 2009	$454	$68	$155	$677
Adjustment to reserve	—	13	—	13
Charges against reserve	(454)	(13)	—	(467)
Cash payments	—	—	(72)	(72)
Foreign currency impact	—	—	1	1
Reserve balance at December 31, 2009	$—	$68	$84	$152
Adjustments to reserve	21	7	1	29
Charges against reserve	(21)	(7)	—	(28)
Cash payments	—	—	(77)	(77)
Foreign currency impact	—	—	(2)	(2)
Reserve balance at December 31, 2010	$—	$68	$6	$74

Dow expects to incur future costs related to its restructuring activities, as the Company continually looks for ways to enhance the efficiency and cost effectiveness of its operations, and to ensure competitiveness across its businesses and across geographic areas. Future costs are expected to include demolition costs related to the closed facilities, which will be recognized as incurred. The Company also expects to incur additional employee-related costs, including involuntary termination benefits, related to its other optimization activities. These costs cannot be reasonably estimated at this time.
2010 Adjustments to 2009 and 2008 Restructuring Plans
In the first quarter of 2010, the Company recorded an additional  $8 million charge to adjust the impairment of long-lived assets and other assets related to the FTC required divestitures completed in the first quarter of 2010, and an additional  $8 million charge related to the shutdown of a small manufacturing facility under the 2009 restructuring plan. The impact of these charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the following operating segments: Electronic and Functional Materials ( $8 million) and Coatings and Infrastructure Solutions ( $8 million).
In the second quarter of 2010, the Company recorded additional restructuring charges of  $13 million, which included the write-off of other assets of  $5 million, additional costs associated with exit or disposal activities of  $7 million and additional severance of  $1 million related to the FTC required divestitures that were included in the 2009 restructuring plan. The impact of these charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in Coatings and Infrastructure Solutions ( $12 million) and Corporate ( $1 million).
In the fourth quarter of 2010, the Company decreased the severance reserve for the 2008 restructuring plan by  $3 million to adjust the reserve to the remaining future payments. The impact of this adjustment is shown as “Restructuring charges” in the consolidated statements of income and was reflected in Corporate.
2009 Adjustments to 2008 and 2007 Restructuring Plans
In the first quarter of 2009, the Company increased the severance reserve for the 2008 restructuring plan by  $19 million, for an additional workforce reduction of approximately 500 employees. The increase was reflected in Corporate.
In the second quarter of 2009, the Company reduced the 2007 restructuring reserve related to contract termination fees by  $15 million as a result of the Company’s acquisition of Rohm and Haas, impacting the Agricultural Sciences segment. The initial liability established in 2007 included contract termination fees related to the cancellation of contract manufacturing agreements between the Company and Rohm and Haas. Following completion of the acquisition, the liability for these fees was reversed.
In the fourth quarter of 2009, the Company reduced the severance reserve for the 2007 restructuring plan by  $5 million as redeployment opportunities for affected employees were identified. The decrease was reflected in Corporate.

Restructuring Reserve Assumed from Rohm and Haas
Included in liabilities assumed in the April 1, 2009 acquisition of Rohm and Haas was a reserve of  $122 million for severance and employee benefits for the separation of 1,255 employees under the terms of Rohm and Haas’ ongoing benefit arrangement. The separations resulted from plant shutdowns, production schedule adjustments, productivity improvements and reductions in support services. In the fourth quarter of 2009, the Company decreased the severance reserve assumed from Rohm and Haas by  $9 million, recorded in “Cost of sales,” to adjust the reserve to the expected future severance payments. In the nine-month period following the acquisition, severance of  $43 million was paid, leaving a currency adjusted liability of  $68 million for approximately 552 employees at December 31, 2009.

In the second quarter of 2010, the Company decreased the restructuring reserve  $10 million due to the divestiture of the Powder Coatings business and to adjust the reserve to expected future severance payments. In the second half of 2010, the Company decreased the restructuring reserve  $24 million to adjust the reserve to expected future severance payments. The impact of these adjustments is shown as “Cost of sales” in the consolidated statements of income and was reflected in Corporate. In 2010, severance of  $25 million was paid, leaving a currency adjusted liability of  $12 million at December 31, 2010;  $5 million for employees who have left the Company and will continue to receive annuity payments primarily through the third quarter of 2011 and  $7 million for approximately 44 employees. Cash payments are expected to be complete by mid-2011.

Restructuring Reserve Assumed from Rohm and Haas In millions	Severance Costs
Reserve balance assumed on April 1, 2009	$122
Cash payments	(43)
Adjustment to reserve	(9)
Foreign currency impact	(2)
Reserve balance at December 31, 2009	$68
Cash payments	(25)
Adjustments to reserve	(34)
Foreign currency impact	3
Reserve balance at December 31, 2010	$12

2008 Restructuring
On December 5, 2008, the Company’s Board of Directors approved a restructuring plan as part of a series of actions to advance the Company’s strategy and respond to the severe economic downturn. The restructuring plan included the shutdown of a number of facilities and a global workforce reduction, which were substantially completed in 2010. As a result of the shutdowns and global workforce reduction, the Company recorded pretax restructuring charges of  $785 million in the fourth quarter of 2008. The charges consisted of asset write-downs and write-offs of  $336 million, costs associated with exit or disposal activities of  $128 million and severance costs of  $321 million. The impact of the charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the Company’s segment results as shown in the following table, which also reflects adjustments made in 2008 to the 2007 and 2006 restructuring charges.

2008 Restructuring Charges by Operating Segment
In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Electronic and Functional Materials	$10	$—	$—	$10
Coatings and Infrastructure Solutions	15	1	—	16
Performance Materials	99	21	—	120
Performance Plastics	120	2	—	122
Feedstocks and Energy	84	3	—	87
Corporate	8	101	321	430
Total 2008 restructuring charges	$336	$128	$321	$785
Adjustments to 2007 restructuring charges:
Performance Materials	—	2	—	2
Agricultural Sciences	—	3	—	3
Performance Plastics	30	20	—	50
Corporate	—	5	—	5
Adjustments to 2006 restructuring charges:
Feedstocks and Energy	—	(3)		(3)
Corporate	—	—	(3)	(3)
Net 2008 restructuring charges	$366	$155	$318	$839

Details regarding the components of the 2008 restructuring charges are discussed below:

Impairment of Long-Lived Assets and Other Assets
The restructuring charges related to the write-down or write-off of assets in 2008 totaled  $336 million and included the impact of plant closures and impairments of  $288 million. The most significant write-downs were related to Dow’s facilities located in Oyster Creek, Freeport, Seadrift and Texas City, Texas; Pittsburg, California; Terneuzen, The Netherlands; Varennes, Quebec, Canada; Plaquemine, Louisiana; Aratu, Brazil; King’s Lynn and Wilton, England; assets related to the pending sale of the automotive sealants business in Europe; and project investment costs related to a potential joint venture in Oman. Details regarding these write-downs or write-offs are as follows:

•	Due to a severe economic downturn, the Company decided in the fourth quarter of 2008 to shut down a number of facilities, including the following:

◦
Chlor-alkali manufacturing facility in Oyster Creek, Texas. A  $31 million write-off of the net book value of the related buildings, machinery and equipment against the Feedstocks and Energy segment was recorded in the fourth quarter of 2008. This facility was shut down in the first quarter of 2009.

◦
Styrene and styrene derivatives manufacturing facilities principally in Freeport, Texas; Pittsburg, California; Terneuzen, The Netherlands; King’s Lynn, England; and Varennes, Canada. A  $37 million write-off of the net book value of the related buildings, machinery and equipment was recorded in the fourth quarter of 2008 against the Feedstocks and Energy ( $14 million), Performance Plastics ( $6 million), Performance Materials ( $10 million) and Coatings and Infrastructure Solutions ( $2 million) segments, as well as Corporate ( $5 million). The facilities were shut down in the fourth quarter of 2009.

◦
Facilities that manufacture NORDELTM hydrocarbon rubber in Seadrift, Texas, and TYRINTM chlorinated polyethylene in Plaquemine, Louisiana. A  $36 million write-down of the net book value of the related buildings, machinery and equipment against the Performance Plastics ( $22 million) and Performance Materials ( $14 million) segments was recorded in the fourth quarter of 2008. Both facilities were closed in the first quarter of 2009.

◦
Solution vinyl resin manufacturing facilities in Texas City, Texas. A  $26 million write-down of the net book value of the related buildings, machinery and equipment against the Performance Materials segment was recorded in the fourth quarter of 2008. This plant was shut down in the third quarter of 2009.

◦
Perchloroethylene/carbon tetrachloride manufacturing facility in Aratu, Brazil. An  $11 million write-off of the net book value of the related buildings, machinery and equipment against the Performance Materials segment was recorded in the fourth quarter of 2008. This facility was closed in the second quarter of 2010.

◦	In addition to the locations described above, the restructuring charges for plant closures included $26 million related to the shutdown of several small production facilities.

•
The Company decided in the fourth quarter of 2008 to pursue strategic alternatives regarding its Wilton, England, ethylene oxide/ethylene glycol (“EO/EG”) plant. Based on the results of asset impairment testing, an impairment charge of  $30 million against the Feedstocks and Energy segment was recorded in the fourth quarter of 2008. The plant was shut down in January 2010.

•
Due to an expected loss on the pending sale of the automotive sealants business in Europe, an impairment charge of  $8 million against the Performance Materials segment was recorded in the fourth quarter of 2008. The business was sold in the first quarter of 2009.

•
Due to a change in scope, the Company’s investment (primarily engineering costs) in a project to form a joint venture to design, build and operate a petrochemical complex in Oman was written down. An  $83 million write-down of the project-related spending against the Performance Plastics segment was recorded in the fourth quarter of 2008.

The restructuring charges in the fourth quarter of 2008 also included the write-off of capital project spending ( $13 million); spare parts ( $9 million) and catalysts ( $6 million) associated with plant closures; other assets ( $5 million); as well as a loss on the sale of inventory ( $15 million) associated with the divestiture of the automotive sealants business in Europe. These write-offs were related to the businesses involved in the shutdown of assets and were therefore reflected in the results of various operating segments.
Costs Associated with Exit or Disposal Activities
The restructuring charges for costs associated with exit or disposal activities totaled  $128 million in 2008 and included pension curtailment costs and termination benefits of  $88 million reflected in Corporate; and environmental remediation and asbestos abatement of  $40 million primarily impacting Performance Materials and Corporate.
Severance Costs
As a result of the Company’s decision to shut down assets around the world and implement a global workforce reduction, the restructuring charges included severance of  $321 million for the separation of approximately 3,000 employees under the terms of Dow’s ongoing benefit arrangements. These costs were charged against Corporate. In the first quarter of 2009, the Company increased the severance reserve by  $19 million, including approximately 500 additional employees. At December 31, 2009, severance of  $289 million had been paid and a currency adjusted liability of  $53 million remained for approximately 293 employees. In the fourth quarter of 2010, the Company decreased the severance reserve by  $3 million to adjust the reserve to the remaining future payments. The impact of this adjustment is shown as “Restructuring charges” in the consolidated statements of income and was reflected in Corporate. At December 31, 2010, severance of  $316 million had been paid and employee separations were substantially complete. A currency adjusted liability of  $22 million remained at December 31, 2010, largely for employees who have left the Company and will continue to receive annuity payments primarily through 2018.

The following table summarizes the activities related to the Company’s restructuring reserve:

2008 Restructuring Activities In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Restructuring charges recognized in the fourth quarter of 2008	$336	$128	$321	$785
Cash payments	—	—	(2)	(2)
Charges against reserve	(336)	—	—	(336)
Reserve balance at December 31, 2008	$—	$128	$319	$447
Adjustment to reserve	—	—	19	19
Cash payments	—	—	(287)	(287)
Foreign currency impact	—	7	2	9
Reserve balance at December 31, 2009	$—	$135	$53	$188
Adjustment to reserve	—	—	(3)	(3)
Cash payments	—	—	(27)	(27)
Foreign currency impact	—	(3)	(1)	(4)
Reserve balance at December 31, 2010	$—	$132	$22	$154

The shutdowns and optimization activities related to the 2008 restructuring plan were substantially complete in 2010, with remaining liabilities primarily related to pension, environmental remediation and severance to be paid over time.
2008 Adjustments to 2007 and 2006 Restructuring Plans
In 2008, adjustments were made to the 2007 restructuring plan to increase the reserve for environmental remediation  $5 million (impacting Corporate). The 2007 restructuring reserve was also increased  $5 million for contract termination fees, reflected in Performance Materials ( $2 million) and Agricultural Sciences ( $3 million). In the fourth quarter of 2008, Pétromont, a nonconsolidated affiliate, announced the permanent shutdown of its operations. As a result of this announcement, the Company recorded an additional charge of  $50 million against the 2007 restructuring plan (impacting the Performance Plastics segment).
In 2008, adjustments were made to the 2006 restructuring plan to decrease the reserve for environmental remediation  $3 million (impacting the Feedstocks and Energy segment) and to decrease the severance reserve  $3 million (impacting Corporate).

ACQUISITIONS	12 Months Ended
Dec. 31, 2010
Business Combination, Description [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS

Acquisition of Rohm and Haas
On April 1, 2009, the Company completed the acquisition of Rohm and Haas. Pursuant to the July 10, 2008 Agreement and Plan of Merger (the “Merger Agreement”), Ramses Acquisition Corp., a direct wholly owned subsidiary of the Company, merged with and into Rohm and Haas (the “Merger”), with Rohm and Haas continuing as the surviving corporation and becoming a direct wholly owned subsidiary of the Company.

The Company pursued the acquisition of Rohm and Haas to make the Company a leading specialty chemicals and advanced materials company, combining the two organizations’ best-in-class technologies, broad geographic reach and strong industry channels to create a business portfolio with significant growth opportunities.

Pursuant to the terms and conditions of the Merger Agreement, each outstanding share of Rohm and Haas common stock was converted into the right to receive cash of  $78 per share, plus additional cash consideration of  $0.97 per share. The additional cash consideration represented 8 percent per annum on the  $78 per share consideration from January 10, 2009 to the closing of the Merger, less dividends declared by Rohm and Haas with a dividend record date between January 10, 2009 and the closing of the Merger. All options to purchase shares of common stock of Rohm and Haas granted under the Rohm and Haas stock option plans and all other Rohm and Haas equity-based compensation awards, whether vested or unvested as of April 1, 2009, became fully vested and converted into the right to receive cash of  $78.97 per share, less any applicable exercise price. Total cash consideration paid to Rohm and Haas shareholders was  $15,681 million. As part of the purchase price,  $552 million in cash was paid to the Rohm and Haas Company Employee Stock Ownership Plan (“Rohm and Haas ESOP”) on April 1, 2009 for 7.0 million shares of Rohm and Haas common stock held by the Rohm and Haas ESOP.

As a condition of the FTC’s approval of the Merger, the Company was required to divest a portion of its acrylic monomer business, a portion of its specialty latex business and its hollow sphere particle business. The Company completed the sale of these businesses in 2010 (see Note E). Total net sales and cost of sales for these businesses amounted to approximately one percent of the Company’s 2008 net sales and cost of sales.

The following table provides net sales and results of operations from the Rohm and Haas acquired businesses included in the Company’s 2009 results since the April 1, 2009 acquisition. Included in the results from Rohm and Haas was  $257 million of restructuring charges (see Note C), a one-time increase in cost of sales of  $209 million related to the fair value step-up of inventories acquired from Rohm and Haas and sold in the second quarter of 2009 and a pretax loss of  $56 million on the early extinguishment of debt.

Rohm and Haas Results of Operations	April 1 – Dec. 31,
In millions	2009
Net sales	$5,599
Loss from Continuing Operations Before Income Taxes	$(134)

The following table provides pro forma net sales and results of operations for the years ended December 31, 2009 and December 31, 2008, as if Rohm and Haas had been acquired on January 1 of each year. The unaudited pro forma results reflect certain adjustments related to the acquisition, such as increased depreciation and amortization expense on assets acquired from Rohm and Haas resulting from the fair valuation of assets acquired and the impact of acquisition financing in place at December 31, 2009. The pro forma results do not include any anticipated cost synergies or other effects of the planned integration of Rohm and Haas. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the dates indicated, nor are they indicative of the future operating results of the combined company.

Pro Forma Results of Operations In millions, except per share amounts	2009	2008
Net sales	$45,853	$65,704
Net loss available for The Dow Chemical Company common stockholders	$(501)	$(317)
Loss per common share – diluted	$(0.45)	$(0.29)

The following table summarizes the fair values of the assets acquired and liabilities assumed from Rohm and Haas on April 1, 2009. During the measurement period, which ended on March 31, 2010, net adjustments of  $145 million were made to the fair values of the assets acquired and liabilities assumed with a corresponding adjustment to goodwill. These adjustments are summarized in the table presented below. The balance sheet at December 31, 2009 has been retrospectively adjusted to reflect these adjustments as required by the accounting guidance for business combinations. No further adjustments have been made to the acquisition-date fair values of assets acquired and liabilities assumed since the end of the measurement period.

Assets Acquired and Liabilities Assumed on April 1, 2009 In millions	Initial Valuation	2009 Adjustments to Fair Value	Dec. 31, 2009	2010 Adjustments to Fair Value	March 31, 2010
Purchase Price	$15,681	$—	$15,681	$—	$15,681
Fair Value of Assets Acquired
Current assets	$2,710	$—	$2,710	$(18)	$2,692
Property	3,930	(138)	3,792	—	3,792
Other intangible assets (1)	4,475	830	5,305	—	5,305
Other assets	1,288	32	1,320	—	1,320
Net assets of the Salt business (2)	1,475	(167)	1,308	—	1,308
Total Assets Acquired	$13,878	$557	$14,435	$(18)	$14,417
Fair Value of Liabilities and Noncontrolling Interests Assumed
Current liabilities	$1,218	$(11)	$1,207	$(1)	$1,206
Long-term debt	2,528	13	2,541	—	2,541
Accrued and other liabilities and noncontrolling interests	702	—	702	—	702
Pension benefits	1,119	—	1,119	—	1,119
Deferred tax liabilities – noncurrent	2,482	311	2,793	82	2,875
Total Liabilities and Noncontrolling Interests Assumed	$8,049	$313	$8,362	$81	$8,443
Goodwill (1)	$9,852	$(244)	$9,608	$99	$9,707
(1) See Note I for additional information.
(2) Morton International, Inc.
The fair value of receivables acquired from Rohm and Haas on April 1, 2009 (net of the Salt business) was  $1,001 million, with gross contractual amounts receivable of  $1,048 million. Liabilities assumed from Rohm and Haas on April 1, 2009 included certain contingent environmental liabilities valued at  $159 million and a liability of  $185 million related to Rohm and Haas Pension Plan matters (see Note N), which were valued in accordance with the accounting guidance for contingencies. Operating loss carryforwards of  $2,189 million were acquired from Rohm and Haas on April 1, 2009,  $137 million of which were subject to expiration in 2009 through 2013.
The following table summarizes the major classes of assets and liabilities underlying the deferred tax liabilities resulting from the acquisition of Rohm and Haas:

Deferred Tax Liabilities Assumed on April 1, 2009 In millions	As Adjusted
Intangible assets	$1,754
Property	526
Long-term debt	191
Inventory	80
Other accruals and reserves	324
Total Deferred Tax Liabilities	$2,875

The acquisition resulted in the recognition of  $9,707 million of goodwill, which is not deductible for tax purposes. See Note I for further information on goodwill, including the allocation by segment.
Goodwill largely consists of expected synergies resulting from the acquisition. Key areas of cost savings include increased purchasing power for raw materials; manufacturing and supply chain work process improvements; and the elimination of redundant corporate overhead for shared services and governance. The Company also anticipates that the transaction will produce significant growth synergies through the application of each company’s innovative technologies and through the combined businesses’ broader product portfolio in key industry segments with strong global growth rates.
Financing for the Rohm and Haas Acquisition
Financing for the acquisition of Rohm and Haas included debt and equity financing (see Notes P, W and X).

Rohm and Haas Acquisition and Integration Related Expenses
During 2010, pretax charges totaling  $143 million were recorded for integration expenses related to the April 1, 2009 acquisition of Rohm and Haas. During 2009, pretax charges totaling  $166 million ( $49 million in 2008) were recorded for legal expenses and other transaction and integration costs related to the acquisition. These charges, which were expensed in accordance with the accounting guidance for business combinations, were recorded in “Acquisition and integration related expenses” and reflected in Corporate. An additional  $60 million of acquisition-related retention expenses were incurred during 2009 and recorded in “Cost of sales,” “Research and development expenses,” and “Selling, general and administrative expenses” and reflected in Corporate.

Purchased In-Process Research and Development
Purchased in-process research and development (“IPR&D”) represents the value assigned to acquired research and development projects that, as of the date of the acquisition, had not established technological feasibility and had no alternative future use. Prior to January 1, 2009, amounts assigned to IPR&D meeting these criteria were charged to expense as part of the allocation of the purchase price of the business combination. With the adoption of ASC Topic 805, “Business Combinations,” on January 1, 2009, IPR&D acquired in a business combination is capitalized and tested for impairment annually.

The Company recorded pretax charges totaling  $7 million in 2009 for IPR&D projects associated with the purchase of technology that was not part of a business combination. The Company recorded pretax charges totaling  $44 million in 2008 for IPR&D projects associated with several acquisitions. The estimated values assigned to the IPR&D projects were determined primarily based on a discounted cash flow model and are shown below:

In-Process Research and Development Projects Acquired In millions	Date of Acquisition	Estimated Value Assigned to IPR&D
2009
Lithium ion battery technology purchase	October 30, 2009	$7
2008
Germplasm from Triumph Seed Co., Inc.	February 29, 2008	$4
Germplasm from Dairyland Seed Co., Inc. and Bio-Plant Research Ltd.	August 29, 2008	23
Germplasm from Südwestsaat GbR	December 16, 2008	17
Total 2008 IPR&D		$44

The IPR&D charges outlined above are shown as “Purchased in-process research and development charges” in the consolidated statements of income. The 2009 IPR&D charges related to a technology purchase for projects within the Ventures business, impacting Corporate. The 2008 IPR&D charges were related to projects within the Agricultural Sciences segment.

DIVESTITURES	12 Months Ended
Dec. 31, 2010
Divestures [Abstract]
Divestitures [Text block]
DIVESTITURES

Divestiture of the Styron Business Unit
On March 2, 2010, the Company announced the entry into a definitive agreement to sell the Styron business unit (“Styron”) to an affiliate of Bain Capital Partners. The definitive agreement specified the assets and liabilities related to the businesses and products to be included in the sale. On June 17, 2010, the sale was completed for  $1,561 million, net of working capital adjustments and costs to sell, with proceeds subject to customary post-closing adjustments. The proceeds included a  $75 million long-term note receivable. In addition, the Company elected to acquire a 7.5 percent equity interest in the resulting privately held, global materials company. Businesses and products sold included: Styrenics – polystyrene, acrylonitrile butadiene styrene, styrene acrylonitrile and expandable polystyrene; Emulsion Polymers; Polycarbonate and Compounds and Blends; Synthetic Rubber; and certain products from Dow Automotive Systems. Also included in the sale were certain styrene monomer assets and the Company’s 50 percent ownership interest in Americas Styrenics LLC, a nonconsolidated affiliate. The transaction also resulted in several long-term supply, service and purchase agreements between Dow and Styron.

Styron’s results of operations were not classified as discontinued operations, as the Company has continuing cash flows as a result of the supply, service and purchase agreements, and continues to hold an equity interest.

The following table presents the major classes of assets and liabilities divested by operating segment:

Styron Assets and Liabilities Divested on June 17, 2010 In millions	Perf Materials	Perf Plastics	Feedstocks and Energy	Corp	Total
Inventories	$172	$152	$144	$—	$468
Other current assets	291	201	23	205	720
Investment in nonconsolidated affiliate	—	158	—	—	158
Net property	277	126	8	—	411
Goodwill	111	30	—	—	141
Other noncurrent assets	—	—	—	96	96
Total assets divested	$851	$667	$175	$301	$1,994
Current liabilities	$—	$—	$—	$347	$347
Other noncurrent liabilities	—	—	—	92	92
Total liabilities divested	$—	$—	$—	$439	$439
Components of accumulated other comprehensive income divested	$—	$—	$—	$45	$45
Net value divested	$851	$667	$175	$(183)	$1,510

Post-closing adjustments were finalized in the fourth quarter of 2010. In 2010, the Company recognized a pretax gain of  $27 million on the sale, net of post-closing adjustments of  $24 million and including a net gain on the sale of two small, related joint ventures, working capital adjustments and additional costs to sell. The net gain was included in “Sundry income – net” and reflected in the following operating segments: Performance Materials ( $20 million) and Performance Plastics ( $7 million). The sale resulted in an after-tax loss of  $56 million, primarily because goodwill related to the divestiture was not tax deductible.

On February 3, 2011, Styron repaid the  $75 million long-term note receivable, plus interest.

Divestitures Required as a Condition to the Acquisition of Rohm and Haas
As a condition of the FTC’s approval of the April 1, 2009 acquisition of Rohm and Haas, the Company was required to divest a portion of its acrylic monomer business, a portion of its specialty latex business and its hollow sphere particle business. As a result, the Company recognized an impairment charge of  $205 million related to these assets in the second quarter of 2009 restructuring charge (see Note C).

On July 31, 2009, the Company entered into a definitive agreement that included the sale of the portion of its acrylic monomer business and the portion of its specialty latex business. The sale was completed on January 25, 2010. Additional impairment charges of  $8 million related to these assets were recognized in the first quarter of 2010. In the second quarter of 2010, additional severance costs of  $1 million and the write-off of other assets of  $5 million were recognized (see Note C).

The Company completed the sale of its hollow sphere particle business in the second quarter of 2010 and recognized additional costs associated with disposal activities of  $7 million, related to contract termination fees (see Note C).

Divestiture of the Rohm and Haas Salt Business
On April 1, 2009, the Company announced the entry into a definitive agreement to sell the stock of Morton International, Inc. (“Morton”), the Salt business of Rohm and Haas, to K+S Aktiengesellschaft (“K+S”). On October 1, 2009, the Company completed the divestiture of its interest in Morton to K+S and received net proceeds of  $1,576 million, with proceeds subject to customary post-closing adjustments. As a result, the Company recognized a pretax  $37 million gain on the sale in the fourth quarter of 2009, included in “Sundry income – net,” and reflected in Corporate. One billion dollars in proceeds from this transaction were used to pay off the Term Loan Agreement used to fund the acquisition of Rohm and Haas (see Note P). The results of operations for the Salt business were reported in Corporate and were not material to the consolidated financial statements.

Salt Business Assets and Liabilities Divested In millions	At Oct. 1, 2009
Current assets	$374
Property	434
Other intangible assets	1,151
Deferred charges and other assets	102
Assets divested	$2,061
Current liabilities	$124
Deferred income tax liabilities – noncurrent	311
Pension and other postretirement benefits	89
Other noncurrent obligations	14
Liabilities divested	$538

Divestiture of the Calcium Chloride Business
On June 30, 2009, the Company completed the sale of the Calcium Chloride business for net proceeds of  $204 million and recognized a pretax gain of  $162 million. The results of the Calcium Chloride business, including the second quarter of 2009 gain on the sale, are reflected as “Income from discontinued operations, net of income taxes” in the consolidated statements of income.

The following table presents the results of discontinued operations:

Discontinued Operations In millions	2009	2008
Net sales	$70	$153
Income before income taxes	$175	$44
Provision for income taxes	$65	$16
Income from discontinued operations, net of income taxes	$110	$28

Divestiture of Investments in Nonconsolidated Affiliates
On September 1, 2009, the Company completed the sale of its ownership interest in Total Raffinaderij Nederland N.V. (“TRN”), a nonconsolidated affiliate, and related inventory to Total S.A. for  $742 million. This sale resulted in a pretax net gain of  $457 million, which consisted of a gain of  $513 million reflected in “Sundry income – net” and a charge of  $56 million related to the recognition of hedging losses which were recorded to “Cost of sales.” The gain impacted the Feedstocks and Energy segment.

On September 30, 2009 the Company completed the sale of its ownership interest in the OPTIMAL Group of Companies (“OPTIMAL”), nonconsolidated affiliates, to Petroliam Nasional Berhad for net proceeds of  $660 million. This sale resulted in a pretax gain of  $339 million included in “Sundry income – net,” and reflected in the operating segments as follows:  $146 million in Performance Materials and  $193 million in Feedstocks and Energy.

INVENTORIES	12 Months Ended
Dec. 31, 2010
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
INVENTORIES
The following table provides a breakdown of inventories:

Inventories at December 31 In millions	2010	2009
Finished goods	$4,289	$3,887
Work in process	1,498	1,593
Raw materials	644	671
Supplies	656	696
Total inventories	$7,087	$6,847

The reserves reducing inventories from a FIFO basis to a LIFO basis amounted to  $1,003 million at December 31, 2010 and  $818 million at December 31, 2009. Inventories valued on a LIFO basis, principally hydrocarbon and U.S. chemicals and plastics product inventories, represented 29 percent of the total inventories at December 31, 2010 and December 31, 2009.

A reduction of certain inventories resulted in the liquidation of some of the Company’s LIFO inventory layers, increasing pretax income  $159 million in 2010 and  $84 million in 2009 and decreasing pretax income  $45 million in 2008.

PROPERTY	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
PROPERTY

Property at December 31 In millions	Estimated Useful Lives (Years)	2010	2009
Land	—	$893	$942
Land and waterway improvements	15-25	1,264	1,342
Buildings	5-55	4,442	4,811
Machinery and equipment	3-20	37,224	39,983
Utility and supply lines	5-20	2,229	2,306
Other property	3-30	2,133	2,170
Construction in progress	—	3,463	2,013
Total property		$51,648	$53,567

In millions	2010	2009	2008
Depreciation expense	$2,289	$2,291	$2,016
Manufacturing maintenance and repair costs	$1,949	$1,473	$1,622
Capitalized interest	$72	$61	$97

NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS	12 Months Ended
Dec. 31, 2010
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS
The Company’s investments in related companies accounted for using the equity method (“nonconsolidated affiliates”) were  $3,453 million at December 31, 2010 and  $3,224 million at December 31, 2009. At December 31, 2010, the carrying amount of the Company’s investments in nonconsolidated affiliates was  $74 million more than its share of the investees’ net assets, exclusive of additional differences for Dow Corning Corporation (“Dow Corning”), MEGlobal and Equipolymers, which are discussed separately below. At December 31, 2009, the carrying amount of the Company’s investments in nonconsolidated affiliates was  $52 million more than its share of the investees’ net assets, exclusive of additional differences for Dow Corning, MEGlobal, Equipolymers and Americas Styrenics LLC. Dividends received from the Company’s nonconsolidated affiliates were  $668 million in 2010,  $690 million in 2009 and  $836 million in 2008.
On May 15, 1995, Dow Corning, in which the Company is a 50 percent shareholder, voluntarily filed for protection under Chapter 11 of the U.S. Bankruptcy Code (see Note N). As a result, the Company fully reserved its investment in Dow Corning and reserved its 50 percent share of equity earnings from that time through the third quarter of 2000. In November 2000, following affirmation of the Bankruptcy Court’s order confirming the Joint Plan of Reorganization (the “Joint Plan”), the Company reviewed the value of its investment in Dow Corning, revised its assessment of the recoverability of its investment, and determined that it had adequately provided for the other-than-temporary decline associated with the bankruptcy. On June 1, 2004, Dow Corning’s Joint Plan became effective and Dow Corning emerged from bankruptcy. Since May 1995, a difference between the Company’s 50 percent share of the underlying equity of Dow Corning and the carrying value of this investment has existed, and the Company considers the difference to be permanent. The Company’s investment in Dow Corning was  $227 million less than the Company’s proportionate share of Dow Corning’s underlying net assets at December 31, 2010 and December 31, 2009.
At December 31, 2010, the Company’s investment in MEGlobal was  $250 million less than the Company’s proportionate share of MEGlobal’s underlying net assets ( $257 million less at December 31, 2009). This amount represents the difference between the value of certain assets of the joint venture and the Company’s related valuation on a U.S. GAAP basis, of which  $60 million is being amortized over the remaining useful lives of the assets and  $190 million represents the Company’s share of the joint venture’s goodwill.

At December 31, 2010, the Company’s investment in Equipolymers was  $7 million less than the Company’s proportionate share of Equipolymers’ underlying net assets ( $8 million less at December 31, 2009). This amount represents the difference between the value of certain assets of the joint venture and the Company’s related valuation on a U.S. GAAP basis, all of which is being amortized over the remaining useful lives of the assets. In the fourth quarter of 2009, the Company recognized an impairment loss of  $65 million related to its investment in Equipolymers.
At December 31, 2009, the Company’s investment in Americas Styrenics LLC was  $136 million less than the Company’s proportionate share of Americas Styrenics LLC’s underlying net assets. This amount represented the difference between the book value of assets contributed to the joint venture by the Company at the time of formation (May 1, 2008) and the Company’s 50 percent share of the total recorded value of the joint venture’s assets. The Company’s investment in Americas Styrenics LLC was sold on June 17, 2010, as part of the divestiture of Styron (see Note E).
See Note E for information regarding the divestiture of the Company’s investment in two additional nonconsolidated affiliates in 2009.
All of the nonconsolidated affiliates in which the Company has investments are privately held companies; therefore, quoted market prices are not available.
Principal Nonconsolidated Affiliates
Dow’s principal nonconsolidated affiliates and the Company’s direct or indirect ownership interest for each at December 31, 2010, 2009 and 2008 are as follows:

Principal Nonconsolidated Affiliates at December 31	Ownership Interest
	2010	2009	2008
Americas Styrenics LLC (1)	—	50%	50%
Compañía Mega S.A.	28%	28%	28%
Dow Corning Corporation	50%	50%	50%
EQUATE Petrochemical Company K.S.C.	42.5%	42.5%	42.5%
Equipolymers	50%	50%	50%
The Kuwait Olefins Company K.S.C.	42.5%	42.5%	42.5%
MEGlobal	50%	50%	50%
The OPTIMAL Group of Companies: (2)
OPTIMAL Chemicals (Malaysia) Sdn. Bhd.	—	—	50%
OPTIMAL Glycols (Malaysia) Sdn. Bhd.	—	—	50%
OPTIMAL Olefins (Malaysia) Sdn. Bhd.	—	—	23.75%
The SCG-Dow Group:
Siam Polyethylene Company Limited	49%	49%	49%
Siam Polystyrene Company Limited	50%	50%	50%
Siam Styrene Monomer Co., Ltd.	50%	50%	50%
Siam Synthetic Latex Company Limited	50%	50%	50%
Univation Technologies, LLC	50%	50%	50%
(1) On June 17, 2010, the Company completed the sale of its ownership interest in Americas Styrenics LLC; see Note E.
(2) On September 30, 2009, the Company completed the sale of its ownership interest in the OPTIMAL Group of Companies; see Note E.

The Company’s investment in its principal nonconsolidated affiliates was  $2,635 million at December 31, 2010 and  $2,359 million at December 31, 2009. Equity earnings from these companies were  $1,032 million in 2010,  $587 million in 2009 and  $824 million in 2008. The summarized financial information presented below represents the combined accounts (at 100 percent) of the principal nonconsolidated affiliates.

Summarized Balance Sheet Information at December 31
In millions	2010	2009
Current assets	$8,357	$6,916
Noncurrent assets	14,717	14,538
Total assets	$23,074	$21,454
Current liabilities	$4,338	$4,147
Noncurrent liabilities	11,345	10,504
Total liabilities	$15,683	$14,651
Noncontrolling interests	$647	$582

Summarized Income Statement Information
In millions	2010 (1)	2009 (2)	2008 (3)
Sales	$14,702	$12,590	$15,508
Gross profit	$3,833	$2,910	$4,064
Net income	$2,189	$1,281	$1,940
(1) The summarized income statement information for 2010 includes the results for Americas Styrenics LLC from January 1, 2010 through June 17, 2010; see Note E.
(2) The summarized income statement information for 2009 includes the results for the OPTIMAL Group of Companies from January 1, 2009 through September 30, 2009; see Note E.
(3) The summarized income statement information for 2008 includes the results for Americas Styrenics LLC from May 1, 2008 through December 31, 2008.
The Company has service agreements with some of these entities, including contracts to manage the operations of manufacturing sites and the construction of new facilities; licensing and technology agreements; and marketing, sales, purchase and lease agreements.
Excess ethylene glycol produced in Dow’s plants in the United States and Europe is sold to MEGlobal and represented 1 percent of total net sales in 2010 (1 percent of total net sales in 2009 and 2 percent of total net sales in 2008). In addition, the Company sells ethylene to MEGlobal as a raw material for its ethylene glycol plants in Canada. The impact of these sales to MEGlobal by operating segment is summarized below:

Impact of Sales to MEGlobal by Operating Segment
Percent of segment sales	2010	2009	2008
Feedstocks and Energy	6%	7%	7%

Overall, transactions with other nonconsolidated affiliates and balances due to and due from these entities were not material to the consolidated financial statements.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
GOODWILL AND OTHER INTANGIBLE ASSETS
The following table shows changes in the carrying amount of goodwill for the year ended December 31, 2010, by operating segment:

Goodwill	Electronic and Functional Materials	Coatings and Infrastructure Solutions	Ag Sciences	Perf Materials	Perf Plastics	Feedstocks and Energy	Total
In millions
Gross goodwill at Jan. 1, 2010	$4,967	$4,118	$1,546	$1,306	$1,463	$63	$13,463
Accumulated impairments at Jan. 1, 2010	—	—	—	(220)	(30)	—	(250)
Net goodwill at Jan. 1, 2010	$4,967	$4,118	$1,546	$1,086	$1,433	$63	$13,213
Divestitures:
Styron	—	—	—	(111)	(30)	—	(141)
Powder Coatings	—	(4)	—	—	—	—	(4)
Hydrocarbon Resins	(9)	—	—	—	—	—	(9)
Foreign currency impact	(9)	(57)	—	(9)	(17)	—	(92)
Net goodwill at Dec. 31, 2010	$4,949	$4,057	$1,546	$966	$1,386	$63	$12,967
Accumulated impairments at Dec. 31, 2010	—	—	—	216	30	—	246
Gross goodwill at Dec. 31, 2010	$4,949	$4,057	$1,546	$1,182	$1,416	$63	$13,213

The recording of the April 1, 2009 acquisition of Rohm and Haas (see Note D) resulted in goodwill of  $9,707 million, which is not deductible for tax purposes. During the first quarter of 2010, goodwill related to the acquisition of Rohm and Haas increased  $99 million for net adjustments made during the measurement period to the fair values of the assets acquired and liabilities assumed. In the table above, these adjustments have been retrospectively reflected in the goodwill at January 1, 2010, in accordance with the accounting guidance for business combinations. The adjustments increased goodwill for the operating segments as follows: Electronic and Functional Materials ( $33 million), Coatings and Infrastructure Solutions ( $47 million), Agricultural Sciences ( $2 million), Performance Materials ( $4 million) and Performance Plastics ( $13 million).
As a result of the June 17, 2010 divestiture of Styron,  $141 million of associated goodwill and  $16 million of intangible assets were divested (see Note E). On June 1, 2010, the Company divested its Powder Coatings business, including  $4 million of associated goodwill, and on October 1, 2010, the Company divested its Hydrocarbon Resins business, including  $9 million of associated goodwill.
Goodwill Impairments
During the fourth quarter of 2010, the Company performed its annual impairment tests for goodwill. As a result of this review, it was determined that no additional goodwill impairments existed.
During the fourth quarter of 2009, the Company performed its annual impairment tests for goodwill. As a result of this review, it was determined that the goodwill associated with the Dow Haltermann reporting unit was impaired. The impairment was based on a review of the Dow Haltermann reporting unit performed by management, in which discounted cash flows did not support the carrying value of the goodwill due to poor future projections for the business. As a result, an impairment loss of  $7 million was recognized in the fourth quarter of 2009 against the Performance Materials segment.

During the fourth quarter of 2008, the Company performed its annual impairment tests for goodwill. As a result of this review, it was determined that the goodwill associated with the Dow Automotive Systems reporting unit was impaired. The impairment was based on a review of the Dow Automotive Systems reporting unit performed by management, in which discounted cash flows did not support the carrying value of the goodwill due to the severe downturn in the automotive industry and the future projections for the business. As a result, an estimated impairment loss of  $209 million was recognized in the fourth quarter of 2008 against the Performance Materials segment. The second step of goodwill impairment testing to determine the implied fair value of goodwill for the Dow Automotive Systems reporting unit was finalized in the first quarter of 2009. No adjustment was required to be made to the estimated impairment loss based on completion of the allocation process.
Also as a result of the 2008 annual tests, it was determined that the goodwill associated with the Polypropylene reporting unit was impaired. The impairment was based on a review of the Polypropylene reporting unit performed by management, in which discounted cash flows did not support the carrying value of the goodwill due to demand decline in North America and Western Europe, as well as significant new industry capacity that came on stream in 2008 and additional industry capacity that was expected in 2009. As a result, an impairment loss of  $30 million was recognized in the fourth quarter of 2008 against the Performance Plastics segment.

Other Intangible Assets
The following table provides information regarding the Company’s other intangible assets:

Other Intangible Assets at December 31	2010			2009
In millions	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Intangible assets with finite lives:
Licenses and intellectual property	$1,733	$(466)	$1,267	$1,729	$(320)	$1,409
Patents	121	(95)	26	140	(107)	33
Software	965	(506)	459	875	(439)	436
Trademarks	693	(168)	525	694	(110)	584
Customer related	3,647	(492)	3,155	3,613	(261)	3,352
Other	122	(78)	44	142	(65)	77
Total other intangible assets, finite lives	$7,281	$(1,805)	$5,476	$7,193	$(1,302)	$5,891
IPR&D (1), indefinite lives	54	—	54	75	—	75
Total other intangible assets	$7,335	$(1,805)	$5,530	$7,268	$(1,302)	$5,966

(1) In-process research and development ("IPR&D") purchased in a business combination.
Intangible assets acquired with the April 1, 2009 acquisition of Rohm and Haas amounted to  $5,305 million including net adjustments made since the acquisition that increased the fair value of these assets  $830 million. The following table provides information regarding the intangible assets acquired:

Rohm and Haas Intangible Assets Acquired on April 1, 2009 In millions	Gross Carrying Amount	Weighted-average Amortization Period
Intangible assets with finite lives:
Licenses and intellectual property	$1,410	10 years
Software	73	3 years
Trademarks	513	10 years
Customer related	3,235	16 years
Total intangible assets, finite lives	$5,231	14 years
IPR&D, indefinite lives	74	-
Total intangible assets	$5,305

During 2010, the Company acquired software for  $20 million. The weighted-average amortization period for the acquired software is five years.

The following table provides information regarding amortization expense:

Amortization Expense In millions	2010	2009	2008
Other intangible assets, excluding software	$509	$399	$92
Software, included in “Cost of sales”	$87	$76	$48

Total estimated amortization expense for the next five fiscal years is as follows:

Estimated Amortization Expense for Next Five Years In millions
2011	$616
2012	$557
2013	$537
2014	$512
2015	$494

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstact]
Financial Instruments Text Block
FINANCIAL INSTRUMENTS
Investments
The Company’s investments in marketable securities are primarily classified as available-for-sale.

Investing Results
In millions	2010	2009	2008
Proceeds from sales of available-for-sale securities	$981	$593	$851
Gross realized gains	$69	$32	$56
Gross realized losses	$(26)	$(28)	$(18)

The following table summarizes the contractual maturities of the Company’s investments in debt securities:

Contractual Maturities of Debt Securities at December 31, 2010
In millions	Amortized Cost	Fair Value
Within one year	$46	$46
One to five years	525	572
Six to ten years	547	585
After ten years	245	269
Total	$1,363	$1,472

At December 31, 2010, the Company had  $3,200 million of held-to-maturity securities (primarily Treasury Bills) classified as cash equivalents, as these securities had original maturities of three months or less. At December 31, 2009, the Company had no such securities. The Company’s investments in held-to-maturity securities are held at amortized cost, which approximates fair value. At December 31, 2010, the Company had investments in money market funds of  $35 million classified as cash equivalents ( $164 million at December 31, 2009).
The net unrealized gain recognized during 2010 on trading securities held at December 31, 2010 was  $14 million ( $7 million at December 31, 2009).
The following tables provide the fair value and gross unrealized losses of the Company’s investments that were deemed to be temporarily impaired at December 31, 2010 and 2009, aggregated by investment category and length of time that individual securities had been in a continuous unrealized loss position:

Temporarily Impaired Securities at December 31, 2010 (1)
	Less than 12 months
In millions	Fair Value	Unrealized Losses
Debt securities:
Government debt (2)	$62	$(2)
Corporate bonds	43	(1)
Total debt securities	$105	$(3)
Equity securities	52	(3)
Total temporarily impaired securities	$157	$(6)

(1)	Unrealized losses of 12 months or more were less than $1 million.

(2)	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.

Temporarily Impaired Securities at December 31, 2009
	Less than 12 months		12 months or more		Total
In millions	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
Government debt (1)	$217	$(4)	$—	$—	$217	$(4)
Corporate bonds	27	(1)	13	(1)	40	(2)
Total debt securities	$244	$(5)	$13	$(1)	$257	$(6)
Equity securities	40	(2)	7	(1)	47	(3)
Total temporarily impaired securities	$284	$(7)	$20	$(2)	$304	$(9)

(1)	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.

Portfolio managers regularly review the Company’s holdings to determine if any investments are other-than-temporarily impaired. The analysis includes reviewing the amount of the impairment, as well as the length of time it has been impaired. In addition, specific guidelines for each instrument type are followed to determine if an other-than-temporary impairment has occurred.
For debt securities, the credit rating of the issuer, current credit rating trends, the trends of the issuer’s overall sector, the ability of the issuer to pay expected cash flows and the length of time the security has been in a loss position are considered in determining whether unrealized losses represent an other-than-temporary impairment. The Company did not have any credit-related losses during 2010 or 2009.
For equity securities, the Company’s investments are primarily in Standard & Poor’s (“S&P”) 500 companies; however, the Company’s policies allow investments in companies outside of the S&P 500. The largest holdings are Exchange Traded Funds that represent the S&P 500 index or an S&P 500 sector or subset. The Company considers the evidence to support the recovery of the cost basis of a security including volatility of the stock, the length of time the security has been in a loss position, value and growth expectations, and overall market and sector fundamentals, as well as technical analysis, in determining whether unrealized losses represent an other-than-temporary impairment. In 2010, other-than-temporary impairment write-downs on investments still held by the Company were  $5 million ( $93 million in 2009).
The aggregate cost of the Company's cost method investments totaled  $171 million at December 31, 2010 ( $129 million at December 31, 2009). Due to the nature of these investments, the fair market value is not readily determinable. These investments are reviewed for impairment indicators. During 2010, the Company's impairment analysis identified indicators that resulted in a reduction in the cost basis of these investments of  $16 million; the analysis resulted in a reduction of  $10 million for the year ended December 31, 2009.
The following table summarizes the fair value of financial instruments at December 31, 2010 and 2009:

Fair Value of Financial Instruments at December 31
	2010				2009
In millions	Cost	Gain	Loss	Fair Value	Cost	Gain	Loss	Fair Value
Marketable securities: (1)
Debt securities:
Government debt (2)	$603	$40	$(2)	$641	$676	$25	$(4)	$697
Corporate bonds	760	72	(1)	831	868	56	(2)	922
Total debt securities	$1,363	$112	$(3)	$1,472	$1,544	$81	$(6)	$1,619
Equity securities	501	94	(3)	592	455	65	(3)	517
Total marketable securities	$1,864	$206	$(6)	$2,064	$1,999	$146	$(9)	$2,136
Long-term debt including debt due within one year (3)	$(22,360)	$175	$(2,530)	$(24,715)	$(20,234)	$126	$(1,794)	$(21,902)
Derivatives relating to:
Foreign currency	$—	$40	$(38)	$2	$—	$81	$(20)	$61
Commodities	$—	$14	$(4)	$10	$—	$5	$(18)	$(13)

(1) Included in “Other investments” in the consolidated balance sheets.
(2) U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.
(3) Cost includes fair value adjustments of  $23 million at December 31, 2010 and  $25 million at December 31, 2009.

Risk Management
Dow’s business operations give rise to market risk exposure due to changes in interest rates, foreign currency exchange rates, commodity prices and other market factors such as equity prices. To manage such risks effectively, the Company enters into hedging transactions, pursuant to established guidelines and policies, which enable it to mitigate the adverse effects of financial market risk. Derivatives used for this purpose are designated as cash flow, fair value or net foreign investment hedges where appropriate. The guidance requires companies to recognize all derivative instruments as either assets or liabilities at fair value. A secondary objective is to add value by creating additional nonspecific exposures within established limits and policies; derivatives used for this purpose are not designated as hedges. The potential impact of creating such additional exposures is not material to the Company’s results.
The Company’s risk management program for interest rate, foreign currency and commodity risks is based on fundamental, mathematical and technical models that take into account the implicit cost of hedging. Risks created by derivative instruments and the mark-to-market valuations of positions are strictly monitored at all times, using value at risk and stress tests. Credit risk arising from these contracts is not significant because the Company minimizes counterparty concentration, deals primarily with major financial institutions of solid credit quality, and the majority of its hedging transactions mature in less than three months. In addition, the Company minimizes concentrations of credit risk through its global orientation in diverse businesses with a large number of diverse customers and suppliers. It is the Company’s policy not to have credit-risk-related contingent features in its derivative instruments. The Company does not anticipate losses from credit risk and the net cash requirements arising from counterparty risk associated with risk management activities are not expected to be material in 2011. No significant concentration of credit risk existed at December 31, 2010.
The Company reviews its overall financial strategies and the impacts from using derivatives in its risk management program with the Company’s Board of Directors and revises its strategies as market conditions dictate.
Interest Rate Risk Management
The Company enters into various interest rate contracts with the objective of lowering funding costs or altering interest rate exposures related to fixed and variable rate obligations. In these contracts, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. At December 31, 2010, the Company had no open interest rate swaps.
Foreign Currency Risk Management
The Company’s global operations require active participation in foreign exchange markets. The Company enters into foreign exchange forward contracts and options, and cross-currency swaps to hedge various currency exposures or create desired exposures. Exposures primarily relate to assets, liabilities and bonds denominated in foreign currencies, as well as economic exposure, which is derived from the risk that currency fluctuations could affect the dollar value of future cash flows related to operating activities. The primary business objective of the activity is to optimize the U.S. dollar value of the Company’s assets, liabilities and future cash flows with respect to exchange rate fluctuations. Assets and liabilities denominated in the same foreign currency are netted, and only the net exposure is hedged. At December 31, 2010, the Company had forward contracts, options and cross-currency swaps to buy, sell or exchange foreign currencies. These contracts had various expiration dates, primarily in the first quarter of 2011.
Commodity Risk Management
The Company has exposure to the prices of commodities in its procurement of certain raw materials. The primary purpose of commodity hedging activities is to manage the price volatility associated with these forecasted inventory purchases. At December 31, 2010, the Company had futures contracts, options and swaps to buy, sell or exchange commodities. These agreements had various expiration dates primarily in 2011.
Accounting for Derivative Instruments and Hedging Activities
Cash Flow Hedges
For derivatives that are designated and qualify as cash flow hedging instruments, the effective portion of the gain or loss on the derivative is recorded in “Accumulated other comprehensive income (loss)” (“AOCI”); it is reclassified to “Cost of sales” in the same period or periods that the hedged transaction affects income. The unrealized amounts in AOCI fluctuate based on changes in the fair value of open contracts at the end of each reporting period. The Company anticipates volatility in AOCI and net income from its cash flow hedges. The amount of volatility varies with the level of derivative activities and market conditions during any period. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current period income.
The net loss from previously terminated interest rate cash flow hedges included in AOCI at December 31, 2010 was  $2 million after tax ( $2 million after tax at December 31, 2009). During 2010, 2009 and 2008, there was no material impact on the consolidated financial statements due to interest rate hedge ineffectiveness. The Company had no open interest rate derivatives at December 31, 2010 (notional U.S. dollar equivalent of  $30 million at December 31, 2009).
Current open foreign currency forward contracts hedge the currency risk of forecasted feedstock purchase transactions until April 2011. The effective portion of the mark-to-market effects of the foreign currency forward contracts is recorded in AOCI; it is reclassified to income in the same period or periods that the underlying feedstock purchase affects income. The net loss from the foreign currency hedges included in AOCI at December 31, 2010 was  $4 million after tax (net loss of  $5 million after tax at December 31, 2009). During 2010, 2009 and 2008, there was no material impact on the consolidated financial statements due to foreign currency hedge ineffectiveness. At December 31, 2010, the Company had open forward contracts with various expiration dates to buy, sell or exchange foreign currencies with a notional U.S. dollar equivalent of  $827 million ( $645 million at December 31, 2009).
Commodity swaps, futures and option contracts with maturities of not more than 36 months are utilized and designated as cash flow hedges of forecasted commodity purchases. Current open contracts hedge forecasted transactions until December 2011. The effective portion of the mark-to-market effect of the cash flow hedge instrument is recorded in AOCI; it is reclassified to income in the same period or periods that the underlying commodity purchase affects income. Due to the September 1, 2009 sale of TRN, the Company recognized a pretax loss of  $56 million for cash flow hedges of forecasted purchases that will not occur as a result of the sale (see Note E). The net gain from commodity hedges included in AOCI at December 31, 2010 was  $3 million after tax (zero at December 31, 2009). During 2010, 2009 and 2008, there was no material impact on the consolidated financial statements due to commodity hedge ineffectiveness. At December 31, 2010 and 2009, the Company had the following aggregate notionals of outstanding commodity forward contracts to hedge forecasted purchases:

Commodity	2010	2009	Notional Volume Unit
Crude Oil	0.1	0.7	million barrels
Ethane	1.6	—	million barrels
Naphtha	—	50	kilotons
Natural Gas	2.7	2.0	million million British thermal units

Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current period income and reflected as “Interest expense and amortization of debt discount” in the consolidated statements of income. The short-cut method is used when the criteria are met. The Company had no open interest rate swaps designated as fair value hedges of underlying fixed rate debt obligations at December 31, 2010 and 2009.
Net Foreign Investment Hedges
For derivative instruments that are designated and qualify as net foreign investment hedges, the effective portion of the gain or loss on the derivative is included in “Cumulative Translation Adjustments” in AOCI. The results of hedges of the Company’s net investment in foreign operations included in “Cumulative Translation Adjustments” in AOCI was a net gain of  $70 million after tax at December 31, 2010 (net loss of  $56 million after tax at December 31, 2009). During 2010, 2009 and 2008 there was no material impact on the consolidated financial statements due to hedge ineffectiveness. At December 31, 2010 and 2009, the Company had no open forward contracts or outstanding options to buy, sell or exchange foreign currencies. At December 31, 2010, the Company had outstanding foreign-currency denominated debt designated as a hedge of net foreign investment of  $1,250 million ( $1,879 million at December 31, 2009).
Other Derivative Instruments
The Company utilizes futures, options and swap instruments that are effective as economic hedges of commodity price exposures, but do not meet the hedge accounting criteria in the accounting guidance for derivatives and hedging. At December 31, 2010 and 2009, the Company had the following aggregate notionals of outstanding commodity contracts:

Commodity	2010	2009	Notional Volume Unit
Ethane	3.8	0.9	million barrels
Natural Gas	12.0	2.8	million million British thermal units

The Company also uses foreign exchange forward contracts, options, and cross-currency swaps that are not designated as hedging instruments primarily to manage foreign currency and interest rate exposure. The Company had open foreign exchange contracts with various expiration dates to buy, sell or exchange foreign currencies and a notional U.S. dollar equivalent of  $13,944 million at December 31, 2010 ( $15,312 million at December 31, 2009).

The following table provides the fair value and gross balance sheet classification of derivative instruments:

Fair Value of Derivative Instruments at December 31 In millions	Balance Sheet Classification	2010	2009
Asset Derivatives
Derivatives designated as hedges:
Foreign currency	Accounts and notes receivable – Other	$9	$4
Commodities	Accounts and notes receivable – Other	7	4
Total derivatives designated as hedges		$16	$8
Derivatives not designated as hedges:
Foreign currency	Accounts and notes receivable – Other	$77	$125
Commodities	Accounts and notes receivable – Other	23	28
Total derivatives not designated as hedges		$100	$153
Total asset derivatives		$116	$161
Liability Derivatives
Derivatives designated as hedges:
Foreign currency	Accounts payable – Other	$20	$3
Commodities	Accounts payable – Other	8	—
Total derivatives designated as hedges		$28	$3
Derivatives not designated as hedges:
Foreign currency	Accounts payable – Other	$64	$65
Commodities	Accounts payable – Other	16	42
Total derivatives not designated as hedges		$80	$107
Total liability derivatives		$108	$110

Effect of Derivative Instruments at December 31, 2010 In millions	Change in Unrealized Gain (Loss) in AOCI (1,2)	Income Statement Classification	Loss Reclassified from AOCI to Income (3)	Additional Gain (Loss) Recognized in Income (3,4)
Derivatives designated as hedges:
Fair value:
Interest rates	$—	Interest expense (5)	$(1)	$(2)
Cash flow:
Commodities	(10)	Cost of sales	(14)	—
Foreign currency	1	Cost of sales	—	—
Net foreign investment:
Foreign currency	(16)	n/a	—	—
Total derivatives designated as hedges	$(25)		$(15)	$(2)
Derivatives not designated as hedges:
Foreign currency (6)	$—	Sundry income – net	$—	$155
Commodities	—	Cost of sales	—	5
Total derivatives not designated as hedges	$—		$—	$160
Total derivatives	$(25)		$(15)	$158

Effect of Derivative Instruments at December 31, 2009 In millions	Change in Unrealized Loss in AOCI (1,2)	Income Statement Classification	Gain (Loss) Reclassified from AOCI to Income (3)	Additional Gain (Loss) Recognized in Income (3,4)
Derivatives designated as hedges:
Fair value:
Interest rates	$—	Interest expense (5)	$—	$(1)
Cash flow:
Interest rates	—	Cost of sales	(9)	—
Interest rates	—	Interest expense (5)	(1)	—
Commodities	(2)	Cost of sales	(306)	(1)
Foreign currency	(10)	Cost of sales	11	—
Total derivatives designated as hedges	$(12)		$(305)	$(2)
Derivatives not designated as hedges:
Foreign currency (6)	$—	Sundry income – net	$—	$(32)
Commodities	—	Cost of sales	—	3
Total derivatives not designated as hedges	$—		$—	$(29)
Total derivatives	$(12)		$(305)	$(31)

(1)	Accumulated other comprehensive income (loss) (“AOCI”).

(2)
Net unrealized gains (losses) from hedges related to interest rates and commodities are included in “Accumulated Derivative Gain (Loss) – Net hedging results” in the consolidated statements of equity; net unrealized gains (losses) from hedges related to foreign currency (net of tax) are included in “Cumulative Translation Adjustments – Translation adjustments” in the consolidated statements of equity.

(3)	Pretax amounts.

(4)	Amounts impacting income not related to AOCI reclassification; also includes immaterial amounts of hedge ineffectiveness.

(5)	Interest expense and amortization of debt discount.

(6)	Foreign currency derivatives not designated as hedges are offset by foreign exchange gains/losses resulting from the underlying exposures of foreign currency denominated assets and liabilities.

The net after-tax amounts to be reclassified from AOCI to income within the next 12 months are a  $1 million loss for interest rate contracts, a  $3 million gain for commodity contracts and a  $4 million loss for foreign currency contracts

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2010
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
FAIR VALUE MEASUREMENTS
The following tables summarize the bases used to measure certain assets and liabilities at fair value on a recurring basis in the consolidated balance sheets at December 31, 2010 and 2009:

Basis of Fair Value Measurements on a Recurring Basis at December 31, 2010 In millions	Quoted Prices in Active Markets for Identical Items (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Counterparty and Cash Collateral Netting (1)	Total
Assets at fair value:
Interests in trade accounts receivable conduits (2)	$—	$—	$1,267	$—	$1,267
Equity securities (3)	556	36	—	—	592
Debt securities: (3)
Government debt (4)	—	641	—	—	641
Corporate bonds	—	831	—	—	831
Derivatives relating to: (5)
Foreign currency	—	86	—	(46)	40
Commodities	12	18	—	(16)	14
Total assets at fair value	$568	$1,612	$1,267	$(62)	$3,385
Liabilities at fair value:
Derivatives relating to: (5)
Foreign currency	$—	$84	$—	$(46)	$38
Commodities	7	17	—	(20)	4
Total liabilities at fair value	$7	$101	$—	$(66)	$42

Basis of Fair Value Measurements on a Recurring Basis at December 31, 2009 In millions	Quoted Prices in Active Markets for Identical Items (Level 1)	Significant Other Observable Inputs (Level 2)	Counterparty and Cash Collateral Netting (1)	Total
Assets at fair value:
Equity securities (3)	$483	$34	$—	$517
Debt securities: (3)
Government debt (4)	—	697	—	697
Corporate bonds	—	922	—	922
Derivatives relating to: (5)
Foreign currency	—	129	(48)	81
Commodities	28	4	(27)	5
Total assets at fair value	$511	$1,786	$(75)	$2,222
Liabilities at fair value:
Derivatives relating to: (5)
Foreign currency	$—	$68	$(48)	$20
Commodities	24	18	(24)	18
Total liabilities at fair value	$24	$86	$(72)	$38
(1) Cash collateral is classified as “Accounts and notes receivable – Other” in the consolidated balance sheets. Amounts represent the estimated net settlement amount when applying netting and set-off rights included in master netting arrangements between the Company and its counterparties and the payable or receivable for cash collateral held or placed with the same counterparty.
(2) Included in “Accounts and notes receivable – Other” in the consolidated balance sheets. See Note O for additional information on transfers of financial assets.
(3) The Company’s investments in equity and debt securities are primarily classified as available-for-sale and are included in “Other investments” in the consolidated balance sheets.
(4) U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.
(5) See Note J for the classification of derivatives in the consolidated balance sheets.

Assets and liabilities related to forward contracts, interest rate swaps, currency swaps, options and other conditional or exchange contracts executed with the same counterparty under a master netting arrangement are netted. Collateral accounts are netted with corresponding assets and liabilities. The Company posted cash collateral of  $4 million at December 31, 2010, classified as “Accounts and notes receivable – Other” in the consolidated balance sheets.
For assets and liabilities classified as Level 1 measurements (measured using quoted prices in active markets), total fair value is either the price of the most recent trade at the time of the market close or the official close price, as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.
For assets and liabilities classified as Level 2 measurements, where the security is frequently traded in less active markets, fair value is based on the closing price at the end of the period; where the security is less frequently traded, fair value is based on the price a dealer would pay for the security or similar securities, adjusted for any terms specific to that asset or liability. Market inputs are obtained from well-established and recognized vendors of market data and subjected to tolerance/quality checks. For derivative assets and liabilities, standard industry models are used to calculate the fair value of the various financial instruments based on significant observable market inputs, such as foreign exchange rates, commodity prices, swap rates, interest rates and implied volatilities obtained from various market sources.
For all other assets and liabilities for which observable inputs are used, fair value is derived through the use of fair value models, such as a discounted cash flow model or other standard pricing models. See Note J for further information on the types of instruments used by the Company for risk management.
There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2010.
For assets classified as Level 3 measurements, fair value is based on significant unobservable inputs including assumptions where there is little, if any, market activity. The fair value of the Company’s interests held in trade receivable conduits is determined by calculating the expected amount of cash to be received using the key input of anticipated credit losses in the portfolio of receivables sold that have not yet been collected (1.42 percent for North America and zero for Europe at December 31, 2010). Given the short-term nature of the underlying receivables, discount rate and prepayments are not factors in determining the fair value of the interests. See Note O for further information on assets classified as Level 3 measurements.
The following table summarizes the changes in fair value measurements using Level 3 inputs for the year ended December 31, 2010:

Fair Value Measurements Using Level 3 Inputs
Interests Held in Trade Receivable Conduits (1) In millions	2010
Balance at January 1, 2010	$—
Gain included in earnings	8
Purchases, sales and settlements - North America	1,102
Purchases, sales and settlements - Europe	157
Balance at December 31, 2010	$1,267

(1) Included in “Accounts and notes receivable – Other” in the consolidated balance sheets.

Fair Value Measurements on a Nonrecurring Basis
The following table summarizes the bases used to measure certain assets and liabilities at fair value on a nonrecurring basis in 2010:

Basis of Fair Value Measurements on a Nonrecurring Basis in 2010	Significant Other Unobservable Inputs	Total Losses
In millions	(Level 3)	2010
Assets at fair value:
Long-lived and other assets	$—	$(75)

After evaluating expected future investments in conjunction with expected future cash flows, a  $48 million asset impairment charge was recognized in the Polyurethanes business in the fourth quarter of 2010. The Company’s evaluation of strategic alternatives for Epoxy capacity resulted in an  $18 million asset impairment charge in the fourth quarter of 2010. Due to a change in the scope of a capital project, a  $9 million asset impairment charge was recognized in Dow Automotive Systems in the fourth quarter of 2010. In all cases, the assets were written down to zero. The charges were included in “Cost of sales” in the consolidated statements of income and reflected in the Performance Materials ( $75 million) segment.
The following table summarizes the bases used to measure certain assets and liabilities at fair value on a nonrecurring basis in 2009:

Basis of Fair Value Measurements on a Nonrecurring Basis in 2009	Significant Other Observable Inputs	Significant Other Unobservable Inputs		Total Losses
In millions	(Level 2)	(Level 3)	Total	2009
Assets at fair value:
Long-lived and other assets	$—	$30	$30	$(464)
Net assets held for sale	1,657	—	1,657	—
Goodwill	—	—	—	(7)
Total assets at fair value	$1,657	$30	$1,687	$(471)

As part of the restructuring plan that was approved on June 30, 2009, the Company will shut down a number of manufacturing facilities by the end of 2011. As a result, long-lived assets with a carrying value of  $425 million were written down to the fair value of  $26 million, resulting in an impairment charge of  $399 million, which was included in the second quarter of 2009 restructuring charge (see Note C). In the fourth quarter of 2009, the Company recognized an impairment loss of  $65 million (against the Performance Plastics segment) related to its investment in Equipolymers with a remaining fair value of the investment of  $4 million. The long-lived assets were valued based on bids received from third parties and using discounted cash flow analysis based on assumptions that market participants would use. Key inputs included anticipated revenues, associated manufacturing costs, capital expenditures and discount, growth and tax rates.
On April 1, 2009, the Company announced the entry into a definitive agreement to sell the newly acquired stock of Morton International, Inc., the Salt business of Rohm and Haas, to K+S Aktiengesellschaft. The assets were classified as held for sale with a net carrying value of  $1,657 million at September 30, 2009. The held for sale assets were valued based on the definitive agreement with K+S Aktiengesellschaft, less estimated cost to sell. The assets were sold on October 1, 2009 (see Note E).
During the fourth quarter of 2009, the Company performed its annual impairment tests for goodwill. As a result of this review, it was determined that the goodwill associated with the Dow Haltermann reporting unit was impaired. The impairment was based on a review of the Dow Haltermann reporting unit performed by management, in which discounted cash flows did not support the carrying value of the goodwill due to poor future projections for the business. As a result, an impairment loss of  $7 million was recognized in the fourth quarter of 2009 against the Performance Materials segment.

SUPPLEMENTARY INFORMATION	12 Months Ended
Dec. 31, 2010
Supplementary Information [Abstract]
SUPPLEMENTARY INFORMATION [Text Block]
NOTE L – SUPPLEMENTARY INFORMATION
Accrued and Other Current Liabilities
“Accrued and other current liabilities” were  $3,358 million at December 31, 2010 and  $3,209 million at December 31, 2009. Accrued payroll, which is a component of “Accrued and other current liabilities,” was  $917 million at December 31, 2010 and  $736 million at December 31, 2009. No other component of accrued liabilities was more than 5 percent of total current liabilities.

Sundry Income – Net
In millions	2010	2009	2008
Gain on sale of TRN	$—	$513	$—
Gain on sale of OPTIMAL	—	339	—
Gain on sale of Styron	27	—	—
Obligation related to past divestiture	(47)	—	—
Loss on early extinguishment of debt	(46)	(56)	—
Gain on sales of other assets and securities	166	100	91
Foreign exchange gain (loss)	(6)	1	(17)
Dividend income	—	—	3
Other – net	31	(6)	12
Total sundry income – net	$125	$891	$89

Other Supplementary Information
In millions	2010	2009	2008
Cash payments for interest	$1,535	$1,140	$713
Cash payments for income taxes	$598	$1,034	$864
Provision for doubtful receivables (1)	$6	$11	$20
(1) Included in “Selling, general and administrative expenses” in the consolidated statements of income.

EARNINGS PER SHARE CALCULATIONS	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
EARNINGS PER SHARE CALCULATIONS

Net Income In millions	2010	2009	2008
Net income from continuing operations	$2,321	$566	$626
Income from discontinued operations, net of income taxes	—	110	28
Net income attributable to noncontrolling interests	(11)	(28)	(75)
Net income attributable to The Dow Chemical Company	$2,310	$648	$579
Preferred stock dividends	(340)	(312)	—
Net income available for common stockholders	$1,970	$336	$579

Earnings Per Share Calculations - Basic Dollars per share	2010	2009	2008
Net income from continuing operations	$2.06	$0.54	$0.67
Income from discontinued operations, net of income taxes	—	0.10	0.03
Net income attributable to noncontrolling interests	(0.01)	(0.02)	(0.08)
Net income attributable to The Dow Chemical Company	$2.05	$0.62	$0.62
Preferred stock dividends	(0.30)	(0.30)	—
Net income available for common stockholders	$1.75	$0.32	$0.62

Earnings Per Share Calculations - Diluted Dollars per share	2010	2009	2008
Net income from continuing operations	$2.03	$0.54	$0.67
Income from discontinued operations, net of income taxes	—	0.10	0.03
Net income attributable to noncontrolling interests	(0.01)	(0.02)	(0.08)
Net income attributable to The Dow Chemical Company	$2.02	$0.62	$0.62
Preferred stock dividends (1)	(0.30)	(0.30)	—
Net income available for common stockholders	$1.72	$0.32	$0.62

Shares in millions
Weighted-average common shares - basic	1,125.9	1,043.2	930.4
Plus dilutive effect of stock options and awards	17.9	10.7	8.6
Weighted-average common shares - diluted	1,143.8	1,053.9	939.0
Stock options and deferred stock awards excluded from EPS calculations (2)	45.7	57.3	42.8
Conversion of preferred stock excluded from EPS calculations (3)	96.8	78.5	—

(1)	Preferred stock dividends were not added back in the calculation of diluted earnings per share because the effect of adding them back would have been antidilutive.

(2)
These outstanding options to purchase shares of common stock and deferred stock awards were excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive.

(3)
Conversion of the Cumulative Convertible Perpetual Preferred Stock, Series A into shares of the Company’s common stock was excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive.

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENT LIABILITIES
Litigation
Breast Implant Matters
On May 15, 1995, Dow Corning Corporation (“Dow Corning”), in which the Company is a 50 percent shareholder, voluntarily filed for protection under Chapter 11 of the Bankruptcy Code to resolve litigation related to Dow Corning’s breast implant and other silicone medical products. On June 1, 2004, Dow Corning’s Joint Plan of Reorganization (the “Joint Plan”) became effective and Dow Corning emerged from bankruptcy. The Joint Plan contains release and injunction provisions resolving all tort claims brought against various entities, including the Company, involving Dow Corning’s breast implant and other silicone medical products.
To the extent not previously resolved in state court actions, cases involving Dow Corning’s breast implant and other silicone medical products filed against the Company were transferred to the U.S. District Court for the Eastern District of Michigan (the “District Court”) for resolution in the context of the Joint Plan. On October 6, 2005, all such cases then pending in the District Court against the Company were dismissed. Should cases involving Dow Corning’s breast implant and other silicone medical products be filed against the Company in the future, they will be accorded similar treatment. It is the opinion of the Company’s management that the possibility is remote that a resolution of all future cases will have a material adverse impact on the Company’s consolidated financial statements.
As part of the Joint Plan, Dow and Corning Incorporated agreed to provide a credit facility to Dow Corning in an aggregate amount of  $300 million, which was reduced to  $200 million effective June 1, 2010. The Company’s share of the credit facility was originally  $150 million, but was reduced to  $100 million effective June 1, 2010, and is subject to the terms and conditions stated in the Joint Plan. At December 31, 2010, no draws had been taken against the credit facility.
DBCP Matters
Numerous lawsuits have been brought against the Company and other chemical companies, both inside and outside of the United States, alleging that the manufacture, distribution or use of pesticides containing dibromochloropropane (“DBCP”) has caused personal injury and property damage, including contamination of groundwater. It is the opinion of the Company’s management that the possibility is remote that the resolution of such lawsuits will have a material adverse impact on the Company’s consolidated financial statements.
Environmental Matters
Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on current law and existing technologies. At December 31, 2010, the Company had accrued obligations of  $607 million for probable environmental remediation and restoration costs, including  $59 million for the remediation of Superfund sites. This is management’s best estimate of the costs for remediation and restoration with respect to environmental matters for which the Company has accrued liabilities, although the ultimate cost with respect to these particular matters could range up to approximately twice that amount. Consequently, it is reasonably possible that environmental remediation and restoration costs in excess of amounts accrued could have a material adverse impact on the Company’s results of operations, financial condition and cash flows. It is the opinion of the Company’s management, however, that the possibility is remote that costs in excess of the range disclosed will have a material adverse impact on the Company’s results of operations, financial condition and cash flows. Inherent uncertainties exist in these estimates primarily due to unknown conditions, changing governmental regulations and legal standards regarding liability, and emerging remediation technologies for handling site remediation and restoration. At December 31, 2009, the Company had accrued obligations of  $619 million for probable environmental remediation and restoration costs, including  $80 million for the remediation of Superfund sites.

The following table summarizes the activity in the Company's accrued obligations for environmental matters for the years ended December 31, 2010 and 2009:

Accrued Obligations for Environmental Matters
In millions	2010	2009
Balance at January 1	$619	$312
Additional accruals	159	271
Assumed from Rohm and Haas	—	159
Charges against reserve	(171)	(143)
Foreign currency impact	—	20
Balance at December 31	$607	$619

The amounts charged to income on a pretax basis related to environmental remediation totaled  $158 million in 2010,  $269 million in 2009 and  $140 million in 2008. Capital expenditures for environmental protection were  $173 million in 2010,  $219 million in 2009 and  $193 million in 2008.

Midland Off-Site Environmental Matters
On June 12, 2003, the Michigan Department of Natural Resources and Environment ("MDNRE," formerly the Michigan Department of Environmental Quality or MDEQ) issued a Hazardous Waste Operating License (the “License”) to the Company’s Midland, Michigan manufacturing site (the “Midland site”), which included provisions requiring the Company to conduct an investigation to determine the nature and extent of off-site contamination in the City of Midland soils; the Tittabawassee River and Saginaw River sediment and floodplain soils; and the Saginaw Bay; and, if necessary, undertake remedial action.
City of Midland
Matters related to the City of Midland remain under the primary oversight of the State of Michigan (the “State”) under the License, and the Company and the State are in ongoing discussions regarding the implementation of the requirements of the License.
Tittabawassee and Saginaw Rivers, Saginaw Bay
The Company, the U.S. Environmental Protection Agency (“EPA”) and the State entered into an administrative order on consent (“AOC”), effective January 21, 2010, that requires the Company to conduct a remedial investigation, a feasibility study and a remedial design for the Tittabawassee River, the Saginaw River and the Saginaw Bay, and pay the oversight costs of the EPA and the State under the authority of the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”). These actions, to be conducted under the lead oversight of the EPA, will build upon the investigative work completed under the State Resource Conservation Recovery Act (“RCRA”) program from 2005 through 2009. The Tittabawassee River, beginning at the Midland Site and extending down to the first six miles of the Saginaw River, are designated as the first Operable Unit for purposes of conducting the remedial investigation, feasibility study and remedial design work. This work will be performed in a largely upriver to downriver sequence for eight geographic segments of the Tittabawassee and upper Saginaw Rivers. The remainder of the Saginaw River and the Saginaw Bay are designated as a second Operable Unit and the work associated with that unit may also be geographically segmented. The AOC does not obligate the Company to perform removal or remedial action; that action can only be required by a separate order. The Company and the EPA will be negotiating orders separate from the AOC that will obligate the Company to perform remedial actions under the scope of work of the AOC.
Alternative Dispute Resolution Process
The Company; the EPA; the U.S. Department of Justice; and the natural resource damage trustees (the Michigan Office of the Attorney General; the MDNRE; the U.S. Fish and Wildlife Service; the U.S. Bureau of Indian Affairs and the Saginaw-Chippewa tribe), have been engaged in negotiations to seek to resolve potential governmental claims against the Company related to historical off-site contamination associated with the City of Midland, the Tittabawassee and Saginaw Rivers and the Saginaw Bay. The Company and the governmental parties started meeting in the fall of 2005 and entered into a Confidentiality Agreement in December 2005. The Company continues to conduct negotiations under the Federal Alternative Dispute Resolution Act with all of the governmental parties, except the EPA which withdrew from the alternative dispute resolution process on September 12, 2007.

On September 28, 2007, the Company and the natural resource damage trustees entered into a Funding and Participation Agreement that addressed the Company’s payment of past costs incurred by the natural resource damage trustees, payment of the costs of a trustee coordinator and a process to review additional cooperative studies that the Company might agree to fund or conduct with the natural resource damage trustees. On March 18, 2008, the Company and the natural resource damage trustees entered into a Memorandum of Understanding to provide a mechanism for the Company to fund cooperative studies related to the assessment of natural resource damages. On April 7, 2008, the natural resource damage trustees released their “Natural Resource Damage Assessment Plan for the Tittabawassee River System Assessment Area.”
At December 31, 2010, the accrual for these off-site matters was  $32 million (included in the total accrued obligation of  $607 million). At December 31, 2009, the Company had an accrual for these off-site matters of  $25 million (included in the total accrued obligation of  $619 million).

Environmental Matters Summary
It is the opinion of the Company’s management that the possibility is remote that costs in excess of those disclosed will have a material adverse impact on the Company’s results of operations, financial condition and cash flows.
Asbestos-Related Matters of Union Carbide Corporation
Union Carbide Corporation (“Union Carbide”), a wholly owned subsidiary of the Company, is and has been involved in a large number of asbestos-related suits filed primarily in state courts during the past three decades. These suits principally allege personal injury resulting from exposure to asbestos-containing products and frequently seek both actual and punitive damages. The alleged claims primarily relate to products that Union Carbide sold in the past, alleged exposure to asbestos-containing products located on Union Carbide’s premises, and Union Carbide’s responsibility for asbestos suits filed against a former Union Carbide subsidiary, Amchem Products, Inc. (“Amchem”). In many cases, plaintiffs are unable to demonstrate that they have suffered any compensable loss as a result of such exposure, or that injuries incurred in fact resulted from exposure to Union Carbide’s products.
Influenced by the bankruptcy filings of numerous defendants in asbestos-related litigation and the prospects of various forms of state and national legislative reform, the rate at which plaintiffs filed asbestos-related suits against various companies, including Union Carbide and Amchem, increased in 2001, 2002 and the first half of 2003. Since then, the rate of filing has significantly abated. Union Carbide expects more asbestos-related suits to be filed against Union Carbide and Amchem in the future, and will aggressively defend or reasonably resolve, as appropriate, both pending and future claims.
Based on a study completed by Analysis, Research & Planning Corporation (“ARPC”) in January 2003, Union Carbide increased its December 31, 2002 asbestos-related liability for pending and future claims for the 15-year period ending in 2017 to  $2.2 billion, excluding future defense and processing costs. Since then, Union Carbide has compared current asbestos claim and resolution activity to the results of the most recent ARPC study at each balance sheet date to determine whether the accrual continues to be appropriate. In addition, Union Carbide has requested ARPC to review Union Carbide’s historical asbestos claim and resolution activity each November since 2004 to determine the appropriateness of updating the most recent ARPC study.
In November 2008, Union Carbide requested ARPC to review Union Carbide’s historical asbestos claim and resolution activity and determine the appropriateness of updating its then most recent study completed in December 2006. In response to that request, ARPC reviewed and analyzed data through October 31, 2008. The resulting study, completed by ARPC in December 2008, stated that the undiscounted cost of resolving pending and future asbestos-related claims against Union Carbide and Amchem, excluding future defense and processing costs, through 2023 was estimated to be between  $952 million and  $1.2 billion. As in its earlier studies, ARPC provided estimates for a longer period of time in its December 2008 study, but also reaffirmed its prior advice that forecasts for shorter periods of time are more accurate than those for longer periods of time.
In December 2008, based on ARPC’s December 2008 study and Union Carbide’s own review of the asbestos claim and resolution activity, Union Carbide decreased its asbestos-related liability for pending and future claims to  $952 million, which covered the 15-year period ending 2023, excluding future defense and processing costs. The reduction was  $54 million and is shown as “Asbestos-related credits” in the consolidated statements of income. At December 31, 2008, the asbestos-related liability for pending and future claims was  $934 million.
In November 2009, Union Carbide requested ARPC to review Union Carbide’s 2009 asbestos claim and resolution activity and determine the appropriateness of updating its December 2008 study. In response to that request, ARPC reviewed and analyzed data through October 31, 2009. In December 2009, ARPC stated that an update of its study would not provide a more likely estimate of future events than the estimate reflected in its study of the previous year and, therefore, the estimate in that study remained applicable. Based on Union Carbide’s own review of the asbestos claim and resolution activity and ARPC’s response, Union Carbide determined that no change to the accrual was required. At December 31, 2009, Union Carbide’s asbestos-related liability for pending and future claims was  $839 million.
In November 2010, Union Carbide requested ARPC to review Union Carbide’s historical asbestos claim and resolution activity and determine the appropriateness of updating its December 2008 study. In response to that request, ARPC reviewed and analyzed data through October 31, 2010. The resulting study, completed by ARPC in December 2010, stated that the undiscounted cost of resolving pending and future asbestos-related claims against Union Carbide and Amchem, excluding future defense and processing costs, through 2025 was estimated to be between  $744 million and  $835 million. As in its earlier studies, ARPC provided estimates for a longer period of time in its December 2010 study, but also reaffirmed its prior advice that forecasts for shorter periods of time are more accurate than those for longer periods of time.
In December 2010, based on ARPC’s December 2010 study and Union Carbide’s own review of the asbestos claim and resolution activity, Union Carbide decreased its asbestos-related liability for pending and future claims to  $744 million, which covered the 15-year period ending 2025, excluding future defense and processing costs. The reduction was  $54 million and was shown as “Asbestos-related credits” in the consolidated statements of income. At December 31, 2010, the asbestos-related liability for pending and future claims was  $728 million.
At December 31, 2010, approximately 21 percent of the recorded liability related to pending claims and approximately 79 percent related to future claims. At December 31, 2009, approximately 23 percent of the recorded liability related to pending claims and approximately 77 percent related to future claims.
At December 31, 2002, Union Carbide increased the receivable for insurance recoveries related to its asbestos liability to  $1.35 billion, substantially exhausting its asbestos product liability coverage. The insurance receivable related to the asbestos liability was determined by Union Carbide after a thorough review of applicable insurance policies and the 1985 Wellington Agreement, to which Union Carbide and many of its liability insurers are signatory parties, as well as other insurance settlements, with due consideration given to applicable deductibles, retentions and policy limits, and taking into account the solvency and historical payment experience of various insurance carriers. The Wellington Agreement and other agreements with insurers are designed to facilitate an orderly resolution and collection of Union Carbide’s insurance policies and to resolve issues that the insurance carriers may raise.
In September 2003, Union Carbide filed a comprehensive insurance coverage case, now proceeding in the Supreme Court of the State of New York, County of New York, seeking to confirm its rights to insurance for various asbestos claims and to facilitate an orderly and timely collection of insurance proceeds (the “Insurance Litigation”). The Insurance Litigation was filed against insurers that are not signatories to the Wellington Agreement and/or do not otherwise have agreements in place with Union Carbide regarding their asbestos-related insurance coverage, in order to facilitate an orderly resolution and collection of such insurance policies and to resolve issues that the insurance carriers may raise. Since the filing of the case, Union Carbide has reached settlements with several of the carriers involved in the Insurance Litigation, including settlements reached with two significant carriers in the fourth quarter of 2009. The Insurance Litigation is ongoing.
Union Carbide’s receivable for insurance recoveries related to its asbestos liability was  $50 million at December 31, 2010 and  $84 million at December 31, 2009. At December 31, 2010 and December 31, 2009, all of the receivable for insurance recoveries was related to insurers that are not signatories to the Wellington Agreement and/or do not otherwise have agreements in place regarding their asbestos-related insurance coverage.
In addition to the receivable for insurance recoveries related to its asbestos liability, Union Carbide had receivables for defense and resolution costs submitted to insurance carriers that have settlement agreements in place regarding their asbestos-related insurance coverage. The following table summarizes Union Carbide’s receivables related to its asbestos-related liability:

Receivables for Asbestos-Related Costs at December 31 In millions	2010	2009
Receivables for defense costs – carriers with settlement agreements	$12	$91
Receivables for resolution costs – carriers with settlement agreements	236	357
Receivables for insurance recoveries – carriers without settlement agreements	50	84
Total	$298	$532

Union Carbide expenses defense costs as incurred. The pretax impact for defense and resolution costs, net of insurance, was  $73 million in 2010,  $58 million in 2009 and  $53 million in 2008, and was reflected in “Cost of sales.”

After a review of its insurance policies, with due consideration given to applicable deductibles, retentions and policy limits, after taking into account the solvency and historical payment experience of various insurance carriers; existing insurance settlements; and the advice of outside counsel with respect to the applicable insurance coverage law relating to the terms and conditions of its insurance policies, Union Carbide continues to believe that its recorded receivable for insurance recoveries from all insurance carriers is probable of collection.
The amounts recorded by Union Carbide for the asbestos-related liability and related insurance receivable described above were based upon current, known facts. However, future events, such as the number of new claims to be filed and/or received each year, the average cost of disposing of each such claim, coverage issues among insurers, and the continuing solvency of various insurance companies, as well as the numerous uncertainties surrounding asbestos litigation in the United States, could cause the actual costs and insurance recoveries for Union Carbide to be higher or lower than those projected or those recorded.
Because of the uncertainties described above, Union Carbide’s management cannot estimate the full range of the cost of resolving pending and future asbestos-related claims facing Union Carbide and Amchem. Union Carbide’s management believes that it is reasonably possible that the cost of disposing of Union Carbide’s asbestos-related claims, including future defense costs, could have a material adverse impact on Union Carbide’s results of operations and cash flows for a particular period and on the consolidated financial position of Union Carbide.
It is the opinion of Dow’s management that it is reasonably possible that the cost of Union Carbide disposing of its asbestos-related claims, including future defense costs, could have a material adverse impact on the Company’s results of operations and cash flows for a particular period and on the consolidated financial position of the Company.
Synthetic Rubber Industry Matters
In 2003, the U.S., Canadian and European competition authorities initiated separate investigations into alleged anticompetitive behavior by certain participants in the synthetic rubber industry. Certain subsidiaries of the Company (but as to the investigation in Europe only) have responded to requests for documents and are otherwise cooperating in the investigations.
On June 10, 2005, the Company received a Statement of Objections from the European Commission (the “EC”) stating that it believed that the Company and certain subsidiaries of the Company (the “Dow Entities”), together with other participants in the synthetic rubber industry, engaged in conduct in violation of European competition laws with respect to the butadiene rubber and emulsion styrene butadiene rubber businesses. In connection therewith, on November 29, 2006, the EC issued its decision alleging infringement of Article 81 of the Treaty of Rome and imposed a fine of Euro 64.575 million (approximately  $85 million at that time) on the Dow Entities; several other companies were also named and fined. As a result, the Company recognized a loss contingency of  $85 million related to the fine in the fourth quarter of 2006. The Company has appealed the EC’s decision. On October 13, 2009, the Court of First Instance held a hearing on the appeal of all parties. Subsequent to the imposition of the fine, the Company and/or certain subsidiaries of the Company became named parties in various related U.S., United Kingdom and Italian civil actions. The U.S. matter was settled in March 2010 through a confidential settlement agreement, with an immaterial impact on the Company’s consolidated financial statements.
Additionally, on March 10, 2007, the Company received a Statement of Objections from the EC stating that it believed that DuPont Dow Elastomers L.L.C. (“DDE”), a former 50:50 joint venture with E.I. du Pont de Nemours and Company (“DuPont”), together with other participants in the synthetic rubber industry, engaged in conduct in violation of European competition laws with respect to the polychloroprene business. This Statement of Objections specifically names the Company, in its capacity as a former joint venture owner of DDE. On December 5, 2007, the EC announced its decision to impose a fine on the Company, among others, in the amount of Euro 48.675 million (approximately  $65 million). The Company previously transferred its joint venture ownership interest in DDE to DuPont in 2005, and DDE then changed its name to DuPont Performance Elastomers L.L.C. (“DPE”). In February 2008, DuPont, DPE and the Company each filed an appeal of the December 5, 2007 decision of the EC. Based on the Company’s allocation agreement with DuPont, the Company’s share of this fine, regardless of the outcome of the appeals, will not have a material adverse impact on the Company’s consolidated financial statements.
Rohm and Haas Pension Plan Matters
In December 2005, a federal judge in the U.S. District Court for the Southern District of Indiana (the “District Court”) issued a decision granting a class of participants in the Rohm and Haas Pension Plan (the “Rohm and Haas Plan”) who had retired from Rohm and Haas, now a wholly owned subsidiary of the Company, and who elected to receive a lump sum benefit from the Rohm and Haas Plan, the right to a cost-of-living adjustment (“COLA”) as part of their retirement benefit. In August 2007, the Seventh Circuit Court of Appeals affirmed the District Court’s decision, and in March 2008, the U.S. Supreme Court denied the Rohm and Haas Plan’s petition to review the Seventh Circuit’s decision. The case was returned to the District Court for further proceedings. In October 2008 and February 2009, the District Court issued rulings that have the effect of including in the class all Rohm and Haas retirees who received a lump sum distribution without a COLA from the Rohm and Haas Plan since January 1976. These rulings are subject to appeal, and the District Court has not yet determined the amount of the COLA benefits that may be due to the class participants. The Rohm and Haas Plan and the plaintiffs entered into a settlement agreement that, in addition to settling the litigation with respect to the Rohm and Haas retirees, provides for the amendment of the complaint and amendment of the Rohm and Haas Plan to include active employees in the settlement benefits. The District Court preliminarily approved the settlement on November 24, 2009 and, following a hearing on March 12, 2010, issued a final order approving the settlement on April 12, 2010. A group of objectors to the settlement filed an appeal from the final order. In November 2010, the District Court issued an order approving class counsel’s fee award petition in an amount consistent with the terms of the settlement. The same objectors also appealed this order. Both appeals are pending.
A pension liability associated with this matter of  $185 million was recognized as part of the acquisition of Rohm and Haas on April 1, 2009. The liability, which was determined in accordance with the accounting guidance for contingencies, recognized the estimated impact of the above described judicial decisions on the long-term Rohm and Haas Plan obligations owed to the applicable Rohm and Haas retirees and active employees. At December 31, 2010, the Company had a liability of  $186 million ( $183 million at December 31, 2009) associated with this matter.
Other Litigation Matters
In addition to breast implant, DBCP, environmental and synthetic rubber industry matters, the Company is party to a number of other claims and lawsuits arising out of the normal course of business with respect to commercial matters, including product liability, governmental regulation and other actions. Certain of these actions purport to be class actions and seek damages in very large amounts. All such claims are being contested. Dow has an active risk management program consisting of numerous insurance policies secured from many carriers at various times. These policies provide coverage that will be utilized to minimize the financial impact, if any, of the contingencies described above.
Summary
Except for the possible effect of Union Carbide’s asbestos-related liability described above, it is the opinion of the Company’s management that the possibility is remote that the aggregate of all claims and lawsuits will have a material adverse impact on the Company's consolidated financial statements.
Purchase Commitments
The Company has numerous agreements for the purchase of ethylene-related products globally. The purchase prices are determined primarily on a cost-plus basis. Total purchases under these agreements were  $714 million in 2010,  $784 million in 2009 and  $1,502 million in 2008. The Company’s take-or-pay commitments associated with these agreements at December 31, 2010 are included in the table below.
The Company also has various commitments for take-or-pay and throughput agreements. Such commitments are at prices not in excess of current market prices. The terms of all but two of these agreements extend from one to 25 years. One agreement has terms extending to 35 years and another has terms extending to 80 years. The determinable future commitments for these agreements are included for 10 years in the following table which presents the fixed and determinable portion of obligations under the Company’s purchase commitments at December 31, 2010:

Fixed and Determinable Portion of Take-or-Pay and Throughput Obligations at December 31, 2010 In millions
2011	$3,603
2012	3,261
2013	2,647
2014	2,055
2015	1,341
2016 and beyond	8,203
Total	$21,110

In addition to the take-or-pay obligations at December 31, 2010, the Company had outstanding commitments which ranged from one to ten years for materials, services and other items used in the normal course of business of approximately  $180 million. Such commitments were at prices not in excess of current market prices.
Guarantees
The Company provides a variety of guarantees, as described more fully in the following sections.
Guarantees
Guarantees arise during the ordinary course of business from relationships with customers and nonconsolidated affiliates when the Company undertakes an obligation to guarantee the performance of others (via delivery of cash or other assets) if specified triggering events occur. With guarantees, such as commercial or financial contracts, non-performance by the guaranteed party triggers the obligation of the Company to make payments to the beneficiary of the guarantee. The majority of the Company’s guarantees relate to debt of nonconsolidated affiliates, which have expiration dates ranging from less than one year to ten years, and trade financing transactions in Latin America and Asia Pacific, which typically expire within one year of their inception. The Company’s current expectation is that future payment or performance related to the non-performance of others is considered unlikely.
Residual Value Guarantees
The Company provides guarantees related to leased assets specifying the residual value that will be available to the lessor at lease termination through sale of the assets to the lessee or third parties.
The following tables provide a summary of the final expiration, maximum future payments and recorded liability reflected in the consolidated balance sheets for each type of guarantee:

Guarantees at December 31, 2010 In millions	Final Expiration	Maximum Future Payments	Recorded Liability
Guarantees	2020	$445	$80
Residual value guarantees (1)	2020	391	17
Total guarantees		$836	$97

(1)
Does not include the residual value guarantee related to the Company's variable interest in an owner trust that was consolidated in the first quarter of 2010 with the adoption of ASU 2009-17; see Notes B and S.

Guarantees at December 31, 2009 In millions	Final Expiration	Maximum Future Payments	Recorded Liability
Guarantees	2020	$358	$52
Residual value guarantees	2014	695	5
Total guarantees		$1,053	$57

Asset Retirement Obligations
Dow has 188 manufacturing sites in 35 countries. Most of these sites contain numerous individual manufacturing operations, particularly at the Company’s larger sites. Asset retirement obligations are recorded as incurred and reasonably estimable, including obligations for which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the Company. The retirement of assets may involve such efforts as remediation and treatment of asbestos, contractually required demolition, and other related activities, depending on the nature and location of the assets, and retirement obligations are typically realized only upon demolition of those facilities. In identifying asset retirement obligations, the Company considers identification of legally enforceable obligations, changes in existing law, estimates of potential settlement dates and the calculation of an appropriate discount rate to be used in calculating the fair value of the obligations. Dow has a well-established global process to identify, approve and track the demolition of retired or to-be-retired facilities; and no assets are retired from service until this process has been followed. Dow typically forecasts demolition projects based on the usefulness of the assets; environmental, health and safety concerns; and other similar considerations. Under this process, as demolition projects are identified and approved, reasonable estimates are determined for the time frames during which any related asset retirement obligations are expected to be settled. For those assets where a range of potential settlement dates may be reasonably estimated, obligations are recorded. Dow routinely reviews all changes to items under consideration for demolition to determine if an adjustment to the value of the asset retirement obligation is required.

The Company has recognized asset retirement obligations for the following activities: demolition and remediation activities at manufacturing sites in the United States, Canada, Brazil, Chile, China and Europe; and capping activities at landfill sites in the United States, Canada, Brazil and Europe. The Company has also recognized conditional asset retirement obligations related to asbestos encapsulation as a result of planned demolition and remediation activities at manufacturing and administrative sites in the United States, Canada, Brazil, Chile, China and Europe. The aggregate carrying amount of conditional asset retirement obligations recognized by the Company (included in the asset retirement obligations balance) was  $40 million at December 31, 2010 ( $41 million at 2009).
The following table shows changes in the aggregate carrying amount of the Company’s asset retirement obligations:

Asset Retirement Obligations
In millions	2010	2009
Balance at January 1	$101	$106
Additional accruals	6	7
Assumed from Rohm and Haas (1)	—	13
Sold with Salt business (2)	—	(12)
Liabilities settled	(10)	(21)
Accretion expense	1	1
Revisions in estimated cash flows	1	1
Other	—	6
Balance at December 31	$99	$101

(1)	See Note D.

(2)	See Note E.
The discount rate used to calculate the Company’s asset retirement obligations at December 31, 2010 was 1.78 percent (2.45 percent at December 31, 2009). These obligations are included in the consolidated balance sheets as “Other noncurrent obligations.”
The Company has not recognized conditional asset retirement obligations for which a fair value cannot be reasonably estimated in its consolidated financial statements. Assets that have not been submitted/reviewed for potential demolition activities are considered to have continued usefulness and are generally still operating normally. Therefore, without a plan to demolish the assets or the expectation of a plan, such as shortening the useful life of assets for depreciation purposes in accordance with the accounting guidance related to property, plant and equipment, the Company is unable to reasonably forecast a time frame to use for present value calculations. As such, the Company has not recognized obligations for individual plants/buildings at its manufacturing sites where estimates of potential settlement dates cannot be reasonably made. In addition, the Company has not recognized conditional asset retirement obligations for the capping of its approximately 60 underground storage wells and 130 underground brine mining and other wells at Dow-owned sites when there are no plans or expectations of plans to exit the sites. It is the opinion of the Company’s management that the possibility is remote that such conditional asset retirement obligations, when estimable, will have a material adverse impact on the Company’s consolidated financial statements based on current costs.

TRANSFERS OF FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2010
Transfers and Servicing [Abstract]
Transfers and Servicing of Financial Assets [Text Block]
TRANSFERS OF FINANCIAL ASSETS
On January 1, 2010, the Company adopted ASU 2009-16, “Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.” This ASU is intended to improve the information provided in financial statements concerning transfers of financial assets, including the effects of transfers on financial position, financial performance and cash flows, and any continuing involvement of the transferor with the transferred financial assets. The Company evaluated the impact of adopting the guidance and the terms and conditions in place at January 1, 2010 and determined that certain sales of accounts receivable would be classified as secured borrowings. Under the Company’s sale of accounts receivable arrangements,  $915 million was outstanding at January 1, 2010. The maximum amount of receivables available for participation in these programs was  $1,939 million at January 1, 2010.

In January 2010, the Company terminated the North American arrangement and replaced it with a new arrangement that qualified for treatment as a sale under ASU 2009-16. The arrangement related to  $294 million of the  $915 million outstanding at January 1, 2010 and  $1,100 million of the  $1,939 million maximum participation.
In June 2010, the Company terminated the European arrangement and replaced it with a new arrangement that qualified for treatment as a sale under ASU 2009-16. The arrangement related to  $584 million of the  $915 million outstanding at January 1, 2010 and  $721 million of the  $1,939 million maximum participation.

Sale of Trade Accounts Receivable in North America
In January 2010, the Company terminated its previous facilities used in North America for the transfers of trade accounts receivable by entering into an agreement to repurchase the outstanding receivables for  $264 million and replacing it with a new arrangement. During the year ended December 31, 2010, under the new arrangement, the Company sold the trade accounts receivable of select North America entities on a revolving basis to certain multi-seller commercial paper conduit entities. The Company maintains servicing responsibilities and the related costs are insignificant. The proceeds received are comprised of cash and interests in specified assets (the receivables sold by the Company) of the conduits that entitle the Company to the residual cash flows of such specified assets in the conduits after the commercial paper has been repaid. Neither the conduits nor the investors in those entities have recourse to other assets of the Company in the event of nonpayment by the debtors.
During the year ended December 31, 2010, the Company recognized a loss of  $19 million on the sale of these receivables, which is classified as “Interest expense and amortization of debt discount” in the consolidated statements of income. The Company classifies its interests in the conduits as “Accounts and notes receivable – Other” on the consolidated balance sheets and those interests are carried at fair value. Fair value of the interests is determined by calculating the expected amount of cash to be received and is based on unobservable inputs (a Level 3 measurement). The key input in the valuation is percentage of anticipated credit losses, which was 1.42 percent, in the portfolio of receivables sold that have not yet been collected. Given the short-term nature of the underlying receivables, discount rates and prepayments are not factors in determining the fair value of the interests. At December 31, 2010, the carrying value of the interests held was  $1,110 million, which is the Company’s maximum exposure to loss related to the receivables sold.
The sensitivity of the fair value of the interests held to hypothetical adverse changes in the anticipated credit losses are as follows (amounts shown are the corresponding hypothetical decreases in the carrying value of the interests):

Impact to Carrying Value In millions
10% adverse change	$2
20% adverse change	$5

Following is an analysis of certain cash flows between the Company and the North American conduits:

Cash Proceeds
In millions	2010
Sale of receivables	$264
Collections reinvested in revolving receivables	$18,952
Interests in conduits (1)	$974
(1) Presented in "Operating Activities" in the consolidated statements of cash flows.

Delinquencies on the sold receivables that were still outstanding at December 31, 2010 were  $127 million. Trade accounts receivable outstanding and derecognized from the Company’s consolidated balance sheets at December 31, 2010 were  $1,930 million. Credit losses, net of any recoveries, on receivables sold during the year ended December 31, 2010 were  $2 million. During 2010, the Company repurchased  $13 million of previously sold receivables related to a divestiture.
Sale of Trade Accounts Receivable in Europe
In June 2010, the Company terminated its previous facility used in Europe for the transfers of trade accounts receivable by entering into an agreement to repurchase the outstanding receivables for  $11 million and replacing it with a new arrangement. Since June 2010, under the new arrangement, the Company sold qualifying trade accounts receivable of select European entities on a revolving basis to certain multi-seller commercial paper conduit entities. The Company maintains servicing responsibilities and the related costs are insignificant. The proceeds received are comprised of cash and interests in specified assets (the receivables sold by the Company) of the conduits that entitle the Company to the residual cash flows of such specified assets in the conduits after the commercial paper has been repaid. Neither the conduits nor the investors in those entities have recourse to other assets of the Company in the event of nonpayment by the debtors.
During the period from the June 2010 inception of the new arrangement through December 31, 2010, the Company recognized a loss of  $7 million on the sale of these receivables, which is classified as “Interest expense and amortization of debt discount” in the consolidated statements of income. The Company classifies its interests in the conduits as “Accounts and notes receivable – Other” on the consolidated balance sheets and those interests are carried at fair value. Fair value of the interests is determined by calculating the expected amount of cash to be received and is based on unobservable inputs (a Level 3 measurement). The key input in the valuation is percentage of anticipated credit losses, which was zero, in the portfolio of receivables sold that have not yet been collected. Given the short-term nature of the underlying receivables, discount rates and prepayments are not factors in determining the fair value of the interests. At December 31, 2010, the carrying value of the interests held was  $157 million, which is the Company’s maximum exposure to loss related to the receivables sold.
Following is an analysis of certain cash flows between the Company and the European conduits:

Cash Proceeds
In millions	2010
Sale of receivables	$554
Collections reinvested in revolving receivables	$3,914
Interests in conduits (1)	$64
(1) Presented in "Operating Activities" in the consolidated statements of cash flows.

Delinquencies on the sold receivables still outstanding at December 31, 2010 were  $42 million. Trade accounts receivable outstanding and derecognized from the Company’s consolidated balance sheets at December 31, 2010 were  $405 million. There were no credit losses on receivables sold since June 2010.
Sale of Trade Accounts Receivable in Asia Pacific
During the year ended December 31, 2010, the Company sold participating interests in trade accounts receivable of select Asia Pacific entities for which the Company received cash. The Company maintains servicing responsibilities for the participating interests sold and the related costs are insignificant. The third-party holders of the participating interests do not have recourse to the Company’s assets in the event of nonpayment by the debtors.

During the year ended December 31, 2010, the Company recognized a loss of less than  $1 million on the sale of the participating interests in the receivables, which is classified as “Interest expense and amortization of debt discount” in the consolidated statements of income.

Following is an analysis of certain cash flows between the Company and the third-party holders of the participating interests:

Cash Proceeds
In millions	2010
Sale of participating interests	$218
Collections reinvested in revolving receivables	$195

Following is additional information related to the sale of participating interests in the receivables under this facility:

Trade Accounts Receivable In millions	Dec 31, 2010
Derecognized from the consolidated balance sheet	$25
Outstanding in the consolidated balance sheet	281
Total accounts receivable in select Asia Pacific entities	$306

There were no credit losses on receivables relating to the participating interests sold during the year ended December 31, 2010. There were no delinquencies on the outstanding receivables related to the participating interests sold at December 31, 2010.

NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES	12 Months Ended
Dec. 31, 2010
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES

Notes Payable at December 31 In millions	2010	2009
Commercial paper	$—	$721
Notes payable to banks	1,310	1,285
Notes payable to related companies	157	131
Notes payable trade	—	2
Total notes payable	$1,467	$2,139
Year-end average interest rates	2.64%	2.18%

Long-Term Debt at December 31 In millions	2010 Average Rate	2010	2009 Average Rate	2009
Promissory notes and debentures:
Final maturity 2010	—	$—	9.13%	$281
Final maturity 2011	5.30%	1,057	5.32%	1,054
Final maturity 2012	5.33%	2,154	5.14%	2,280
Final maturity 2013	6.05%	389	6.05%	389
Final maturity 2014	7.27%	2,096	7.60%	1,750
Final maturity 2015	5.90%	1,250	5.90%	1,250
Final maturity 2016 and thereafter	6.95%	11,260	7.95%	8,880
Other facilities:
U.S. dollar loans, various rates and maturities	1.67%	20	1.95%	35
Foreign currency loans, various rates and maturities	2.95%	998	3.65%	754
Medium-term notes, varying maturities through 2022	5.96%	2,005	6.39%	1,624
Foreign medium-term notes, various rates and maturities	—	—	4.13%	1
Euro medium-term notes, final maturity 2010	—	—	4.37%	576
Euro medium-term notes, final maturity 2011	4.63%	665	4.63%	713
Pollution control/industrial revenue bonds, varying maturities through 2038	5.68%	907	5.21%	1,114
Capital lease obligations	—	17	—	44
Unamortized debt discount	—	(458)	—	(485)
Unexpended construction funds	—	—	—	(26)
Long-term debt due within one year	—	(1,755)	—	(1,082)
Total long-term debt	—	$20,605	—	$19,152

Annual Installments on Long-Term Debt for Next Five Years In millions
2011	$1,755
2012	$2,886
2013	$943
2014	$2,548
2015	$1,574

On November 4, 2010, the Company issued  $2.5 billion of debt securities in a public offering. The offering included  $750 million aggregate principal amount of 2.50 percent notes due 2016 and  $1.75 billion aggregate principal amount of 4.25 percent notes due 2020.

On March 9, 2009, the Company borrowed  $3 billion under its Five Year Competitive Advance and Revolving Credit Facility Agreement, dated April 24, 2006 (“Agreement”);  $1.6 billion of the funds were repaid on May 15, 2009;  $0.5 billion of the funds were repaid on June 30, 2009; and the remaining  $0.9 billion of the funds were repaid on December 30, 2009. The funds were due in April 2011 and bore interest at a variable London Interbank Offered Rate (“LIBOR”)-plus rate or Base Rate as defined in the Agreement. The Company used the funds to finance day-to-day operations, to repay indebtedness maturing in the ordinary course of business and for other general corporate purposes. In 2010, the Company replaced the Agreement with a new  $3 billion Three Year Competitive Advance and Revolving Credit Facility Agreement dated June 4, 2010 (“Revolving Credit Facility”) with various U.S. and foreign banks. The Revolving Credit Facility has a maturity date in June 2013 and provides for interest at a LIBOR-plus rate or Base Rate as defined in the Revolving Credit Facility. At December 31, 2010, the full  $3 billion credit facility was available to the Company.

Debt financing for the acquisition of Rohm and Haas was provided by a  $9,226 million draw on a Term Loan Agreement dated September 8, 2008 (“Term Loan”) on April 1, 2009. The original maturity date of the Term Loan was April 1, 2010, provided however, that the maturity date could have been extended for an additional year at the option of the Company, for a maximum outstanding balance of  $8.0 billion. Prepaid up-front debt issuance costs of  $304 million were paid. Amortization of the prepaid costs was accelerated concurrent with the repayment of the Term Loan. The Term Loan was repaid through a combination of proceeds obtained through asset sales and the issuance of debt and equity securities. At December 31, 2009, the Term Loan balance was zero and the Term Loan was terminated.

On May 7, 2009, the Company issued  $6 billion of debt securities in a public offering. The offering included  $1.75 billion aggregate principal amount of 7.6 percent notes due 2014;  $3.25 billion aggregate principal amount of 8.55 percent notes due 2019; and  $1 billion aggregate principal amount of 9.4 percent notes due 2039. Aggregate principal amount of  $1.35 billion of the 8.55 percent notes due 2019 were offered by accounts and funds managed by Paulson & Co. Inc. and trusts created by members of the Haas family. These investors received notes from the Company in payment for 1.3 million shares of the Company’s Perpetual Preferred Stock, Series B, at par plus accrued dividends (see Note W for further information). The Company used the net proceeds received from this offering for refinancing, renewals, replacements and refunding of outstanding indebtedness, including repayment of a portion of the Term Loan.

On August 4, 2009, the Company issued  $2.75 billion of debt securities in a public offering. The offering included  $1.25 billion aggregate principal amount of 4.85 percent notes due 2012;  $1.25 billion aggregate principal amount of 5.90 percent notes due 2015; and  $0.25 billion aggregate principal amount of LIBOR-plus based floating rate notes due 2011. The Company used the net proceeds received from this offering for refinancing, renewals, replacements and refunding of outstanding indebtedness, including repayment of a portion of the Term Loan.

The fair value of debt assumed from Rohm and Haas on April 1, 2009 of  $2,576 million is reflected in the long-term debt table above. On August 21, 2009, the Company executed a buy-back of Euro 175 million of private placement debt acquired from Rohm and Haas and recognized a  $56 million pretax loss on this early extinguishment, included in “Sundry income – net.” On September 8, 2010, the Company concluded a tender offer for any and all of  $145 million of debentures acquired from Rohm and Haas, due June 2020. As a result of the tender offer, the Company redeemed  $123 million of the debentures and recognized a  $46 million pretax loss on this early extinguishment, included in “Sundry income – net.”

On September 28, 2009, Calvin Capital LLC, a wholly owned subsidiary of the Company, repaid a  $674 million note payable, which was issued in September 2008.

The Company’s outstanding debt of  $22.4 billion has been issued under indentures which contain, among other provisions, covenants with which the Company must comply while the underlying notes are outstanding. Such covenants include obligations to not allow liens on principal U.S. manufacturing facilities, enter into sale and lease-back transactions with respect to principal U.S. manufacturing facilities, or merge or consolidate with any other corporation, or sell or convey all or substantially all of the Company’s assets. The outstanding debt also contains customary default provisions. Failure of the Company to comply with any of these covenants could result in a default under the applicable indenture, which would allow the note holders to accelerate the due date of the outstanding principal and accrued interest on the subject notes.

The Company’s primary credit agreements contain covenant and default provisions in addition to the covenants set forth above with respect to the Company’s debt. Significant other covenants and default provisions related to these agreements include:

(a)
the obligation to maintain the ratio of the Company’s consolidated indebtedness to consolidated capitalization at no greater than 0.65 to 1.00 at any time the aggregate outstanding amount of loans under the Revolving Credit Facility exceeds  $500 million,

(b)
a default if the Company or an applicable subsidiary fails to make any payment on indebtedness of  $50 million or more when due, or any other default under the applicable agreement permits the acceleration of  $200 million or more of principal, or results in the acceleration of  $100 million or more of principal, and

(c)	a default if the Company or any applicable subsidiary fails to discharge or stay within 30 days after the entry of a final judgment of more than $200 million.

Failure of the Company to comply with any of the covenants or default provisions could result in a default under the applicable credit agreement which would allow the lenders to not fund future loan requests and to accelerate the due date of the outstanding principal and accrued interest on any outstanding loans.

At December 31, 2010, management believes the Company was in compliance with all of the covenants and default provisions referred to above.

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS	12 Months Ended
Dec. 31, 2010
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS

Acquisition of Rohm and Haas
With the April 1, 2009 acquisition of Rohm and Haas (see Note D), the Company assumed sponsorship of qualified and non-qualified pension and other postretirement benefit plans that provide defined benefits to U.S. and non-U.S. employees. As a result, the Company acquired the following plan assets and obligations from Rohm and Haas:

Plan Assets and Obligations Acquired from Rohm and Haas on April 1, 2009 (1)
In millions	Defined Benefit Pension Plans	Other Postretirement Benefits
Fair value of plan assets	$1,439	$18
Projected benefit obligation	$2,168	$338

(1)	Does not include plan assets and obligations of Morton that were sold to K+S on October 1, 2009; see Note E.

Pension Plans
The Company has defined benefit pension plans that cover employees in the United States and a number of other countries. The U.S. qualified plan covering the parent company is the largest plan. Benefits are based on length of service and the employee’s three highest consecutive years of compensation. Employees hired after January 1, 2008 earn benefits that are based on a set percentage of annual pay, plus interest.

The Company’s funding policy is to contribute to the plans when pension laws and/or economics either require or encourage funding. In 2010, Dow contributed  $708 million to its pension plans, including contributions to fund benefit payments for its non-qualified supplemental plans. Dow expects to contribute approximately  $700 million to its pension plans in 2011.

The weighted-average assumptions used to determine pension plan obligations and net periodic benefit costs for the plans are provided in the two tables below:

Weighted-Average Assumptions for All Pension Plans	Benefit Obligations at December 31		Net Periodic Costs for the Year
	2010	2009	2010	2009
Discount rate	5.38%	5.71%	5.71%	6.53%
Rate of increase in future compensation levels	4.13%	4.14%	4.17%	4.01%
Expected long-term rate of return on plan assets	—	—	7.74%	8.03%

Weighted-Average Assumptions for U.S. Pension Plans	Benefit Obligations at December 31		Net Periodic Costs for the Year
	2010	2009	2010	2009
Discount rate	5.51%	5.97%	5.97%	6.82%
Rate of increase in future compensation levels	4.50%	4.50%	4.50%	4.31%
Expected long-term rate of return on plan assets	—	—	8.16%	8.46%

The Company determines the expected long-term rate of return on plan assets by performing a detailed analysis of key economic and market factors driving historical returns for each asset class and formulating a projected return based on factors in the current environment. Factors considered include, but are not limited to, inflation, real economic growth, interest rate yield, interest rate spreads, and other valuation measures and market metrics. The expected long-term rate of return for each asset class is then weighted based on the strategic asset allocation approved by the governing body for each plan. The Company’s historical experience with the pension fund asset performance is also considered. A similar process is followed in determining the expected long-term rate of return for assets held in the Company’s other postretirement benefit plan trusts. The discount rates utilized to measure the pension and other postretirement obligations of the U.S. qualified plans are based on the yield on high-quality fixed income investments at the measurement date. Future expected actuarially determined cash flows of Dow’s major U.S. plans are matched against the Towers Watson RATE:Link yield curve (based on 60th to 90th percentile bond yields) to arrive at a single discount rate for each plan.

The accumulated benefit obligation for all defined benefit pension plans was  $20.1 billion at December 31, 2010 and  $18.9 billion at December 31, 2009.

Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets at December 31
In millions	2010	2009
Projected benefit obligations	$18,424	$18,113
Accumulated benefit obligations	$17,571	$17,277
Fair value of plan assets	$12,912	$12,679

In addition to the U.S. qualified defined benefit pension plan, U.S. employees may participate in defined contribution plans (Employee Savings Plans or 401(k) plans) by contributing a portion of their compensation, which is partially matched by the Company. Defined contribution plans also cover employees in some subsidiaries in other countries, including Australia, Brazil, Canada, Italy, Spain and the United Kingdom. Expense recognized for all defined contribution plans was  $184 million in 2010,  $156 million in 2009 and  $49 million in 2008.

Other Postretirement Benefits
The Company provides certain health care and life insurance benefits to retired employees. The Company’s plans outside of the United States are not significant; therefore, this discussion relates to the U.S. plans only. The plans provide health care benefits, including hospital, physicians’ services, drug and major medical expense coverage, and life insurance benefits. In general, for employees hired before January 1, 1993, the plans provide benefits supplemental to Medicare when retirees are eligible for these benefits. The Company and the retiree share the cost of these benefits, with the Company portion increasing as the retiree has increased years of credited service, although there is a cap on the Company portion. The Company has the ability to change these benefits at any time. Employees hired after January 1, 2008 are not covered under the plans.

The Company funds most of the cost of these health care and life insurance benefits as incurred. In 2010, Dow did not make any contributions to its other postretirement benefit plan trusts. Likewise, Dow does not expect to contribute assets to its other postretirement benefits plan trusts in 2011.

The weighted-average assumptions used to determine other postretirement benefit obligations and net periodic benefit costs for the U.S. plans are provided below:

U.S. Plan Assumptions for Other Postretirement Benefits	Benefit Obligations at December 31		Net Periodic Costs for the Year
	2010	2009	2010	2009
Discount rate	5.15%	5.69%	5.69%	7.11%
Expected long-term rate of return on plan assets	—	—	4.35%	5.15%
Initial health care cost trend rate	8.70%	9.13%	9.13%	9.71%
Ultimate health care cost trend rate	5.00%	5.00%	5.00%	6.00%
Year ultimate trend rate to be reached	2019	2019	2019	2018

Increasing the assumed medical cost trend rate by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2010 by less than  $1 million and decrease the net periodic postretirement benefit cost for the year by  $1 million. Decreasing the assumed medical cost trend rate by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2010 by  $23 million and the net periodic postretirement benefit cost for the year by  $1 million.

Net Periodic Benefit Cost for All Significant Plans
	Defined Benefit Pension Plans			Other Postretirement Benefits
In millions	2010	2009	2008	2010	2009	2008
Service cost	$309	$270	$264	$15	$16	$18
Interest cost	1,098	1,081	961	111	138	117
Expected return on plan assets	(1,212)	(1,254)	(1,232)	(10)	(17)	(29)
Amortization of prior service cost (credit)	28	31	32	—	(3)	(4)
Amortization of unrecognized loss (gain)	268	106	43	(1)	(1)	(1)
Curtailment/settlement/other costs (1)	11	13	54	3	—	34
Net periodic benefit cost	$502	$247	$122	$118	$133	$135
(1) Includes  $11 million of curtailment and settlement costs recorded in 2010 related to the divestiture of Styron (see Note E). See Note C for information regarding curtailment and settlement costs recorded in 2009 and 2008.

Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income for All Significant Plans
	Defined Benefit Pension Plans			Other Postretirement Benefits
In millions	2010	2009	2008	2010	2009	2008
Net loss (gain)	$591	$804	$4,669	$59	$(114)	$23
Prior service cost	2	2	4	—	—	—
Amortization of prior service (cost) credit	(36)	(31)	(32)	(3)	3	4
Amortization of unrecognized (loss) gain	(271)	(119)	(43)	1	1	1
Total recognized in other comprehensive loss (income)	$286	$656	$4,598	$57	$(110)	$28
Total recognized in net periodic benefit cost and other comprehensive loss	$788	$903	$4,720	$175	$23	$163

Change in Projected Benefit Obligations, Plan Assets and Funded Status of All Significant Plans
In millions	Defined Benefit Pension Plans		Other Postretirement Benefits
Change in projected benefit obligations	2010	2009	2010	2009
Benefit obligation at beginning of year	$19,914	$15,573	$2,079	$1,821
Service cost	309	270	15	16
Interest cost	1,098	1,081	111	138
Plan participants’ contributions	22	27	—	—
Amendments	2	2	—	—
Actuarial changes in assumptions and experience	1,133	1,718	68	(75)
Acquisition/divestiture/other activity	(53)	2,175	(1)	336
Benefits paid	(1,148)	(1,239)	(180)	(171)
Currency impact	(86)	307	3	14
Termination benefits/curtailment cost	(33)	—	—	—
Benefit obligations at end of year	$21,158	$19,914	$2,095	$2,079

Change in plan assets
Fair value of plan assets at beginning of year	$14,589	$11,573	$367	$368
Actual return on plan assets	1,724	2,155	17	56
Currency impact	(28)	279	—	—
Employer contributions	708	355	(60)	—
Plan participants’ contributions	22	27	—	—
Acquisition/divestiture/other activity	(16)	1,439	—	18
Benefits paid	(1,148)	(1,239)	(86)	(75)
Fair value of plan assets at end of year	$15,851	$14,589	$238	$367

Funded status at end of year	$(5,307)	$(5,325)	$(1,857)	$(1,712)

Net amounts recognized in the consolidated balance sheets at December 31:
Noncurrent assets	$235	$110	$—	$—
Current liabilities	(58)	(54)	(88)	(89)
Noncurrent liabilities	(5,484)	(5,381)	(1,769)	(1,623)
Net amounts recognized in the consolidated balance sheets	$(5,307)	$(5,325)	$(1,857)	$(1,712)

Pretax amounts recognized in AOCI at December 31:
Net loss (gain)	$6,696	$6,376	$(26)	$(86)
Prior service cost (credit)	182	216	(16)	(13)
Pretax balance in AOCI at end of year	$6,878	$6,592	$(42)	$(99)

In 2011, an estimated net loss of  $372 million and prior service cost of  $27 million for the defined benefit pension plans will be amortized from AOCI to net periodic benefit cost. In 2011, an estimated net loss of  $2 million and prior service credit of  $2 million for other postretirement benefit plans will be amortized from AOCI to net periodic benefit cost.

Estimated Future Benefit Payments
The estimated future benefit payments, reflecting expected future service, as appropriate, are presented in the following table:

Estimated Future Benefit Payments at December 31, 2010
In millions	Defined Benefit Pension Plans	Other Postretirement Benefits
2011	$1,330	$194
2012	1,156	189
2013	1,168	180
2014	1,191	172
2015	1,218	166
2016 through 2020	6,646	773
Total	$12,709	$1,674

Plan Assets
Plan assets consist mainly of equity and fixed income securities of U.S. and foreign issuers, and may include alternative investments such as real estate, private equity and absolute return strategies. At December 31, 2010, plan assets totaled  $15.9 billion and included Company common stock with a value of  $13 million (less than 1 percent of total plan assets). At December 31, 2009, plan assets totaled  $14.6 billion and included Company common stock with a value of  $11 million (less than 1 percent of total plan assets).

Investment Strategy and Risk Management for Plan Assets
The Company’s investment strategy for the plan assets is to manage the assets in relation to the liability in order to pay retirement benefits to plan participants while minimizing cash contributions from the Company over the life of the plans. This is accomplished by identifying and managing the exposure to various market risks, diversifying investments across various asset classes and earning an acceptable long-term rate of return consistent with an acceptable amount of risk, while considering the liquidity needs of the plans.

The plans are permitted to use derivative instruments for investment purposes, as well as for hedging the underlying asset and liability exposure and rebalancing the asset allocation. The plans use value at risk, stress testing, scenario analysis and Monte Carlo simulation to monitor and manage both risk in the portfolios and surplus risk.

Equity securities primarily include investments in large- and small-cap companies located in both developed and emerging markets around the world. Fixed income securities are primarily U.S. dollar based and include investment grade corporate bonds of companies diversified across industries, U.S. treasuries, non-U.S. developed market securities and U.S. agency mortgage-backed securities. Alternative investments primarily include investments in real estate, private equity limited partnerships and absolute return strategies. Other significant investment types include various insurance contracts; and interest rate, equity, commodity and foreign exchange derivative investments and hedges.

Strategic Weighted-Average Target Allocation of Plan Assets for All Significant Plans
Asset Category	Target Allocation
Equity securities	45%
Fixed Income securities	35%
Alternative investments	15%
Other investments	5%
Total	100%

Concentration of Risk
The Company mitigates the credit risk of investments by establishing guidelines with investment managers that limit investment in any single issue or issuer to an amount that is not material to the portfolio being managed. These guidelines are monitored for compliance both by the Company and external managers. Credit risk related to derivative activity is mitigated by utilizing multiple counterparties and through collateral support agreements.

The JP Morgan Federal Agency money market fund is utilized as the sweep vehicle for the two largest U.S. plans, which from time to time can represent a significant investment. For one U.S. plan, approximately half of the liability is covered by a participating group annuity issued by Prudential Insurance Company.

The following tables summarize the bases used to measure the Company’s pension plan assets at fair value for the years ended December 31, 2010 and 2009:

Basis of Fair Value Measurements of Pension Plan Assets at December 31, 2010	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs	Significant Unobservable Inputs
In millions	(Level 1)	(Level 2)	(Level 3)	Total
Cash and cash equivalents	$56	$751	$—	$807
Equity securities:
U.S. equity (1)	$2,038	$167	$—	$2,205
Non-U.S. equity – developed countries	2,300	932	—	3,232
Emerging markets	759	469	—	1,228
Equity derivatives	8	3	—	11
Total equity securities	$5,105	$1,571	$—	$6,676
Fixed income securities:
U.S. government and municipalities	$—	$961	$—	$961
U.S. agency and agency mortgage-backed securities	—	385	—	385
Corporate bonds – investment grade	—	1,313	—	1,313
Non-U.S. governments – developed countries	—	643	—	643
Non-U.S. corporate bonds – developed countries	—	897	—	897
Emerging market debt	—	51	—	51
Other asset-backed securities	—	217	13	230
Convertible bonds	32	385	—	417
High yield bonds	14	279	17	310
Other fixed income funds	—	208	20	228
Fixed income derivatives	—	(11)	—	(11)
Total fixed income securities	$46	$5,328	$50	$5,424
Alternative investments:
Real estate	$29	$45	$727	$801
Private equity	—	—	997	997
Absolute return	—	395	303	698
Total alternative investments	$29	$440	$2,027	$2,496
Other	$—	$408	$40	$448
Total assets at fair value	$5,236	$8,498	$2,117	$15,851
(1) Includes  $13 million of the Company’s common stock.

Basis of Fair Value Measurements of Pension Plan Assets at December 31, 2009	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs	Significant Unobservable Inputs
In millions	(Level 1)	(Level 2)	(Level 3)	Total
Cash and cash equivalents	$100	$730	$—	$830
Equity securities:
U.S. equity (1)	$1,774	$142	$—	$1,916
Non-U.S. equity – developed countries	2,203	922	—	3,125
Emerging markets	668	490	—	1,158
Equity derivatives	1	9	—	10
Total equity securities	$4,646	$1,563	$—	$6,209
Fixed income securities:
U.S. government and municipalities	$—	$991	$—	$991
U.S. agency and agency mortgage-backed securities	—	300	—	300
Corporate bonds – investment grade	—	1,242	—	1,242
Non-U.S. governments – developed countries	—	463	—	463
Non-U.S. corporate bonds – developed countries	—	557	—	557
Emerging market debt	—	30	—	30
Other asset-backed securities	—	156	25	181
Convertible bonds	50	386	—	436
High yield bonds	—	176	25	201
Other fixed income funds	—	878	—	878
Fixed income derivatives	(7)	(36)	—	(43)
Total fixed income securities	$43	$5,143	$50	$5,236
Alternative investments:
Real estate	$26	$46	$561	$633
Private equity	—	—	802	802
Absolute return	—	350	95	445
Total alternative investments	$26	$396	$1,458	$1,880
Other	$—	$391	$43	$434
Total assets at fair value	$4,815	$8,223	$1,551	$14,589
(1) Includes  $11 million of the Company’s common stock.

For pension or other postretirement benefit plan assets classified as Level 1 measurements (measured using quoted prices in active markets), total fair value is either the price of the most recent trade at the time of the market close or the official close price, as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.

For pension or other postretirement benefit plan assets classified as Level 2 measurements, where the security is frequently traded in less active markets, fair value is based on the closing price at the end of the period; where the security is less frequently traded, fair value is based on the price a dealer would pay for the security or similar securities, adjusted for any terms specific to that asset or liability. Market inputs are obtained from well-established and recognized vendors of market data and subjected to tolerance/quality checks. For derivative assets and liabilities, standard industry models are used to calculate the fair value of the various financial instruments based on significant observable market inputs, such as foreign exchange rates, commodity prices, swap rates, interest rates and implied volatilities obtained from various market sources.

Some pension or other postretirement benefit plan assets are held in funds where a net asset value is calculated based on the fair value of the underlying assets and the number of shares owned. The classification of the fund (Level 1, 2 or 3 measurements) is determined based on the classification of the significant holdings within the fund. For all other pension or other postretirement benefit plan assets for which observable inputs are used, fair value is derived through the use of fair value models, such as a discounted cash flow model or other standard pricing models.

For pension or other postretirement benefit plan assets classified as Level 3 measurements, total fair value is based on significant unobservable inputs including assumptions where there is little, if any, market activity for the investment. Investment managers or fund managers provide valuations of the investment on a monthly or quarterly basis. These valuations are reviewed for reasonableness based on applicable sector, benchmark and company performance. Adjustments to valuations are made where appropriate. Where available, audited financial statements are obtained and reviewed for the investments as support for the manager’s investment valuation.

The following tables summarize the changes in fair value of Level 3 pension plan assets for the years ended December 31, 2009 and 2010:

Fair Value Measurement of Level 3 Pension Plan Assets	Equity Securities	Fixed Income Securities	Alternative Investments	Other Securities	Total
In millions
Balance at January 1, 2009	$3	$28	$1,242	$20	$1,293
Acquisitions and divestitures	—	44	257	20	321
Actual return on plan assets:
Relating to assets sold during 2009	(16)	(6)	(23)	—	(45)
Relating to assets held at Dec. 31, 2009	16	13	(121)	2	(90)
Purchases, sales and settlements	(3)	(29)	99	1	68
Foreign currency impact	—	—	4	—	4
Balance at December 31, 2009	$—	$50	$1,458	$43	$1,551
Actual return on plan assets:
Relating to assets sold during 2010	$(3)	$2	$32	$—	$31
Relating to assets held at Dec. 31, 2010	2	2	162	(1)	165
Purchases, sales and settlements	1	(6)	379	(2)	372
Transfers into Level 3, net	—	2	1	—	3
Foreign currency impact	—	—	(5)	—	(5)
Balance at December 31, 2010	$—	$50	$2,027	$40	$2,117

The following tables summarize the bases used to measure the Company’s other postretirement benefit plan assets at fair value for the years ended December 31, 2010 and 2009:

Basis of Fair Value Measurements of Other Postretirement Benefit Plan Assets at	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs
December 31, 2010
In millions	(Level 1)	(Level 2)	Total
Cash and cash equivalents	$—	$39	$39
Equity securities (1)	66	—	66
Fixed income securities	4	129	133
Total assets at fair value	$70	$168	$238
(1) Includes no common stock of the Company.

Basis of Fair Value Measurements of Other Postretirement Benefit Plan Assets at	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs
December 31, 2009
In millions	(Level 1)	(Level 2)	Total
Cash and cash equivalents	$—	$74	$74
Equity securities (1)	82	—	82
Fixed income securities	3	208	211
Total assets at fair value	$85	$282	$367
(1) Includes no common stock of the Company.

LEASED PROPERTY	12 Months Ended
Dec. 31, 2010
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
LEASED PROPERTY

Leased Property
The Company routinely leases premises for use as sales and administrative offices, warehouses and tanks for product storage, motor vehicles, railcars, computers, office machines, and equipment under operating leases. In addition, the Company leases aircraft in the United States. At the termination of the leases, the Company has the option to purchase certain leased equipment and buildings based on a fair market value determination. In 2009, the Company purchased a previously leased ethylene plant in Canada for  $713 million.

Rental expenses under operating leases, net of sublease rental income, were  $404 million in 2010,  $459 million in 2009 and  $439 million in 2008. Future minimum rental payments under operating leases with remaining noncancelable terms in excess of one year are as follows:

Minimum Operating Lease Commitments at December 31, 2010 In millions
2011	$202
2012	163
2013	149
2014	126
2015	115
2016 and thereafter	1,796
Total	$2,551

VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2010
VARIABLE INTEREST ENTITIES [Abstract]
Variable Interest Entities Disclosure [Text Block]
NOTE S – VARIABLE INTEREST ENTITIES

On January 1, 2010, the Company adopted ASU 2009-17, “Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.” ASU 2009-17 amends the consolidation guidance applicable to variable interest entities (“VIEs”) and requires additional disclosures concerning an enterprise’s continuing involvement with VIEs. The Company evaluated the impact of this guidance and determined that the adoption resulted in the January 1, 2010 consolidation of two additional joint ventures, an owner trust and an entity that is used to monetize accounts receivable. The Company elected prospective application of this guidance at adoption.

The following table summarizes the carrying amount of the assets and liabilities of the two additional joint ventures and the owner trust entity included in the Company’s consolidated balance sheet at January 1, 2010.

Assets and Liabilities of Newly Consolidated VIEs Included in the Consolidated Balance Sheet In millions	Jan 1, 2010
Current assets	$37
Property	209
Other noncurrent assets	3
Total assets	$249
Current liabilities	$76
Long-term debt	346
Total liabilities	$422

The carrying amounts of assets and liabilities pertaining to the entity used to monetize accounts receivable, included in the Company’s consolidated balance sheet at January 1, 2010, were current assets of  $817 million (including  $436 million of restricted cash) and current liabilities of  $589 million.

Consolidated Variable Interest Entities
The Company holds a variable interest in five joint ventures for which the Company is the primary beneficiary. Three of the joint ventures are development stage enterprises, which will produce propylene oxide and hydrogen peroxide and provide terminal services in Thailand. The Company’s variable interest in these joint ventures relates to cost-plus arrangements between the joint venture and the Company, involving the majority of the output on take-or-pay terms and ensuring a guaranteed return to the joint ventures.

Another joint venture will construct, own and operate a membrane chlor-alkali facility to be located at the Company’s Freeport, Texas integrated manufacturing complex. The Company’s variable interests in this joint venture relate to equity options between the partners and a cost-plus off-take arrangement between the joint venture and the Company, involving proportional purchase commitments on take-or-pay terms and ensuring a guaranteed return to the joint venture. The Company will provide the joint venture with operation and maintenance services, utilities and raw materials; market the joint venture’s co-products; and toll convert the other partner’s proportional purchase commitments into ethylene dichloride. The joint venture is expected to begin operations in mid-2013.

The fifth joint venture was acquired through the acquisition of Rohm and Haas on April 1, 2009. This joint venture manufactures products in Japan for the semiconductor industry. Each joint venture partner holds several equivalent variable interests, with the exception of a royalty agreement held exclusively between the joint venture and the Company. In addition, the entire output of the joint venture is sold to the Company for resale to third-party customers.

The Company also holds a variable interest in an owner trust, for which the Company is the primary beneficiary. The owner trust leases an ethylene facility in The Netherlands to the Company, whereby substantially all of the rights and obligations of ownership are transferred to the Company. The Company’s variable interest in the owner trust relates to a residual value guarantee provided to the owner trust. Upon expiration of the lease, which matures in 2014, the Company may purchase the facility for an amount based on a fair market value determination. At December 31, 2010, the Company had provided to the owner trust a residual value guarantee of  $363 million, which represents the Company’s maximum exposure to loss under the lease.

As the primary beneficiary of these VIEs, the entities’ assets, liabilities and results of operations are included in the Company’s consolidated financial statements. The other equity holders’ interests are reflected in “Net income attributable to noncontrolling interests” in the consolidated statements of income and “Noncontrolling interests” in the consolidated balance sheets. The following table summarizes the carrying amounts of the entities’ assets and liabilities included in the Company’s consolidated balance sheets at December 31, 2010 and December 31, 2009:

Assets and Liabilities of Consolidated VIEs In millions	Dec 31, 2010	Dec 31, 2009
Current assets (restricted 2010: $228)	$228	$102
Property (restricted 2010: $1,388)	1,388	455
Other noncurrent assets (restricted 2010: $122)	122	81
Total assets	$1,738	$638
Current liabilities (nonrecourse 2010: $190)	$837	$183
Long-term debt (nonrecourse 2010: $167)	513	125
Other noncurrent liabilities (nonrecourse 2010: $64)	64	43
Total liabilities	$1,414	$351

The Company holds a variable interest in an entity created in June 2010 to monetize accounts receivable of select European entities. The Company is the primary beneficiary of this entity as a result of holding subordinated notes while maintaining servicing responsibilities for the accounts receivable. The carrying amounts of assets and liabilities pertaining to this entity, included in the Company’s consolidated balance sheet at December 31, 2010, were current assets of  $158 million (zero restricted) and current liabilities of  $1 million ( $1 million nonrecourse). Prior to the creation of this entity, the Company held a variable interest in another entity that was also used to monetize accounts receivable originated by several European subsidiaries. That arrangement was terminated in June 2010. No gain or loss was recognized as a result of terminating the arrangement.

Amounts presented in the consolidated balance sheets and the table above as restricted assets or nonrecourse obligations relating to consolidated VIEs at December 31, 2010 are adjusted for intercompany eliminations, parental guarantees and residual value guarantees.

In September 2001, Hobbes Capital S.A. (“Hobbes”), a former consolidated foreign subsidiary of the Company, issued  $500 million of preferred securities in the form of equity certificates. The certificates provided a floating rate of return (which could be reinvested) based on LIBOR. Under the accounting guidance for consolidation, Hobbes was a VIE and the Company was the primary beneficiary. During the third quarter of 2008, the other partner of Hobbes redeemed its  $674 million ownership in Hobbes. The minority ownership was redeemed in a non-cash transaction in exchange for a three-year note payable with a floating rate based on LIBOR, which was repaid in September 2009. Prior to redemption, the preferred return was included in “Net income attributable to noncontrolling interests” in the consolidated statements of income.

Nonconsolidated Variable Interest Entity
The Company holds a variable interest in a joint venture accounted for under the equity method of accounting, acquired through the acquisition of Rohm and Haas on April 1, 2009. The joint venture manufactures crude acrylic acid in the United States and Germany on behalf of the Company and the other joint venture partner. The variable interest relates to a cost-plus arrangement between the joint venture and each joint venture partner. The Company is not the primary beneficiary, as a majority of the joint venture’s output is sold to the other joint venture partner, and therefore the entity is not consolidated. At December 31, 2010, the Company’s investment in the joint venture was  $144 million, classified as “Investment in nonconsolidated affiliates” in the consolidated balance sheets, representing the Company’s maximum exposure to loss.

STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
STOCK-BASED COMPENSATION

The Company grants stock-based compensation to employees and non-employee directors in the form of the Employees’ Stock Purchase Plan (“ESPP”) and stock option plans, which include deferred and restricted stock. Information regarding these plans is provided below.

Accounting for Stock-Based Compensation
The Company grants stock-based compensation awards that vest over a specified period or upon employees meeting certain performance and/or retirement eligibility criteria. The fair value of equity instruments issued to employees is measured on the grant date. The fair value of liability instruments issued to employees (specifically, performance deferred stock awards, which are granted to executive employees subject to stock ownership requirements, that provide the recipient the option to elect to receive a cash payment equal to the value of the stock award on the date of delivery) is measured at the end of each quarter. The fair value of equity and liability instruments is expensed over the vesting period or, in the case of retirement, from the grant date to the date on which retirement eligibility provisions have been met and additional service is no longer required.

The Company uses a lattice-based option valuation model to estimate the fair value of stock options, the Black-Scholes option valuation model for subscriptions to purchase shares under the ESPP and Monte Carlo simulation for the market portion of performance deferred stock awards. The weighted-average assumptions used to calculate total stock-based compensation are included in the following table:

	2010	2009	2008
Dividend yield	2.5%	3.8%	4.4%
Expected volatility	47.35%	43.78%	29.57%
Risk-free interest rate	1.28%	1.61%	3.42%
Expected life of stock options granted during period (years)	6.5	6.25	6
Life of Employees’ Stock Purchase Plan (months)	5	9	6.5

The dividend yield assumption for 2010 was based on a 30 percent / 70 percent blend of the Company’s current declared dividend as a percentage of the stock price on the grant date and a 10-year dividend yield average. The dividend yield assumption for 2009 was based on a 10-year dividend yield average. The dividend yield assumption for 2008 was based on the Company’s current declared dividend as a percentage of the stock price on the grant date. The expected volatility assumption for 2009 was based entirely on historical daily volatility, while the expected volatility assumption for 2010 and 2008 was based on an equal weighting of the historical daily volatility and current implied volatility from exchange-traded options for the contractual term of the options. The risk-free interest rate for all years was based on the weighted-average of U.S. Treasury strip rates over the contractual term of the options. The expected life of stock options granted was based on an analysis of historical exercise patterns.

Employees’ Stock Purchase Plan
On February 13, 2003, the Board of Directors authorized a 10-year ESPP, which was approved by stockholders at the Company’s annual meeting on May 8, 2003. Under the 2010 annual offering, most employees were eligible to purchase shares of common stock of the Company valued at up to 10 percent of their annual base earnings. The value is determined using the plan price multiplied by the number of shares subscribed to by the employee. The plan price of the stock is set each year at no less than 85 percent of market price.

Employees’ Stock Purchase Plan	2010
Shares in thousands	Shares	Exercise Price (1)
Outstanding at beginning of year	—	—
Granted	13,753	$18.09
Exercised	(12,359)	$18.09
Forfeited/Expired	(1,394)	$18.09
Outstanding and exercisable at end of year	—	—

(1)	Weighted-average per share

Additional Information about ESPP In millions, except per share amounts	2010	2009	2008
Weighted-average fair value per share of purchase rights granted	$11.90	$1.00	$4.33
Total compensation expense for ESPP	$164	$10	$20
Related tax benefit	$61	$4	$7
Total amount of cash received from the exercise of purchase rights	$224	$137	$32
Total intrinsic value of purchase rights exercised (1)	$147	$38	$3
Related tax benefit	$54	$14	$1

(1)	Difference between the market price at exercise and the price paid by the employee to exercise the purchase rights

Stock Option Plans
Under the 1988 Award and Option Plan (the “1988 Plan”), a plan approved by stockholders, the Company may grant options or shares of common stock to its employees subject to certain annual and individual limits. The terms of the grants are fixed at the grant date. At December 31, 2010, there were 22,612,549 shares available for grant under this plan.

Under the 1994 Non-Employee Directors’ Stock Plan, the Company was previously allowed to grant up to 300,000 options to non-employee directors; however, no additional grants will be made under this plan. At December 31, 2010, there were 34,650 options outstanding under this plan.

Under the 1998 Non-Employee Directors’ Stock Plan, the Company was previously allowed to grant up to 600,000 options to non-employee directors; however, no additional grants will be made under this plan. At December 31, 2010, there were 85,000 options outstanding under this plan.

The exercise price of each stock option equals the market price of the Company’s stock on the date of grant. Options vest from one to three years, and have a maximum term of 10 years.

The following table provides stock option activity for 2010:

Stock Options	2010
Shares in thousands	Shares	Exercise Price (1)
Outstanding at beginning of year	60,244	$34.22
Granted	8,488	$27.79
Exercised	(3,103)	$21.39
Forfeited/Expired	(4,806)	$35.80
Outstanding at end of year	60,823	$33.85
Remaining contractual life in years		5.41
Aggregate intrinsic value in millions	$336	—
Exercisable at end of year	42,188	$38.93
Remaining contractual life in years		4.18
Aggregate intrinsic value in millions	$103	—

(1)	Weighted-average per share

Additional Information about Stock Options In millions, except per share amounts	2010	2009	2008
Weighted-average fair value per share of options granted	$9.17	$2.60	$8.88
Total compensation expense for stock option plans	$72	$46	$79
Related tax benefit	$27	$17	$29
Total amount of cash received from the exercise of options	$66	—	$40
Total intrinsic value of options exercised (1)	$30	—	$12
Related tax benefit	$11	—	$4

(1)	Difference between the market price at exercise and the price paid by the employee to exercise the options

Total unrecognized compensation cost related to unvested stock option awards of  $23 million at December 31, 2010 is expected to be recognized over a weighted-average period of 0.87 years.

Deferred and Restricted Stock
Under the 1988 Plan, the Company grants deferred stock to certain employees. The grants vest after a designated period of time, generally two to five years. The following table shows changes in nonvested deferred stock:

Deferred Stock	2010
Shares in thousands	Shares	Grant Date Fair Value (1)
Nonvested at beginning of year	12,213	$27.91
Granted	4,630	$27.89
Vested	(1,305)	$52.28
Canceled	(287)	$24.48
Nonvested at end of year	15,251	$25.89

(1)	Weighted-average per share

Additional Information about Deferred Stock In millions, except per share amounts	2010	2009	2008
Weighted-average fair value per share of deferred stock granted	$27.89	$11.70	$38.38
Total fair value of deferred stock vested and delivered (1)	$38	$20	$11
Related tax benefit	$14	$7	$4
Total compensation expense for deferred stock awards	$123	$80	$95
Related tax benefit	$46	$30	$35

(1)	Includes the fair value of shares vested in prior years and delivered in the reporting year

Total unrecognized compensation cost related to deferred stock awards of  $82 million at December 31, 2010 is expected to be recognized over a weighted-average period of 0.88 years. At December 31, 2010, approximately 178,288 deferred shares with a grant date weighted-average fair value per share of  $29.88 had previously vested, but were not issued. These shares are scheduled to be issued to employees within one to four years or upon retirement.

Also under the 1988 Plan, the Company has granted performance deferred stock awards that vest when the Company attains specified performance targets over a predetermined period, generally one to three years. Compensation expense related to performance deferred stock awards is recognized over the lesser of the service or performance period. Changes in the fair value of liability instruments are recognized as compensation expense each quarter. The following table shows the performance deferred stock awards granted:

Performance Deferred Stock Awards		Target Shares Granted (1)	Grant Date Fair Value (2)
Shares in millions	Performance Period
2010	January 1, 2010 – December 31, 2012	0.9	$27.79
2009	October 1, 2009 – September 30, 2011	1.1	$26.39
2009	January 1, 2009 – December 31, 2011	1.2	$9.53
2008	January 1, 2008 – December 31, 2010	1.1	$38.62

(1)	At the end of the performance period, the actual number of shares issued can range from zero to 250 percent of the target shares granted.

(2)	Weighted-average per share

The following table shows changes in nonvested performance deferred stock:

Performance Deferred Stock	2010
Shares in thousands	Shares	Grant Date Fair Value (1)
Nonvested at beginning of year	3,356	$24.54
Granted	875	$27.79
Vested	(1,045)	$38.38
Canceled	(54)	$26.02
Nonvested at end of year	3,132	$20.72

(1)	Weighted-average per share

Additional Information about Performance Deferred Stock
In millions	2010	2009	2008
Total fair value of performance deferred stock vested and delivered (1)	$28	$1	$166
Related tax benefit	$10	—	$62
Total compensation expense for performance deferred stock awards (2)	$143	$(7)	$17
Related tax benefit	$53	$(2)	$6

(1)	Includes the fair value of shares vested in prior years and delivered in the reporting year.

(2)	Compensation expense in 2010 includes $25 million related to the modification of equity instruments to liability instruments for certain executive employees.

During 2010, the Company settled 0.3 million shares of performance deferred stock for  $8 million in cash. During the second quarter of 2008, the Company settled 0.9 million shares of performance deferred stock for  $35 million in cash. Total unrecognized compensation cost related to performance deferred stock awards of  $32 million at December 31, 2010 is expected to be recognized over a weighted-average period of 0.51 years. At December 31, 2010, approximately 0.9 million performance deferred shares with a grant date weighted-average fair value of  $38.38 per share were vested, but not issued. These shares are scheduled to be issued in April 2011.

In addition, the Company is authorized to grant up to 300,000 deferred shares of common stock to executive officers of the Company under the 1994 Executive Performance Plan.

Under the 2003 Non-Employee Directors’ Stock Incentive Plan, a plan approved by stockholders, the Company may grant up to 1.5 million shares (including options, restricted stock and deferred stock) to non-employee directors over the 10-year duration of the program, subject to an annual aggregate award limit of 25,000 shares for each individual director. In 2010, 38,940 shares of restricted stock with a weighted-average fair value of  $30.00 per share were issued under this plan. The restricted stock issued under this plan cannot be sold, assigned, pledged or otherwise transferred by the non-employee director, until the director is no longer a member of the Board.

LIMITED PARTNERSHIP	12 Months Ended
Dec. 31, 2010
Partners' Capital Notes [Abstract]
Limited Partnership [Text Block]
LIMITED PARTNERSHIP

In early 1998, a subsidiary of the Company purchased the 20 percent limited partner interests of outside investors in a consolidated subsidiary, Chemtech Royalty Associates L.P., for a fair value of  $210 million in accordance with wind-up provisions in the partnership agreement. The limited partnership was renamed Chemtech II L.P. (“Chemtech II”). In June 1998, the Company contributed assets with an aggregate fair value of  $783 million (through a wholly owned subsidiary) to Chemtech II and an outside investor acquired a limited partner interest in Chemtech II totaling 20 percent in exchange for  $200 million. In September 2000, the Company contributed additional assets with an aggregate fair value of  $18 million (through a wholly owned subsidiary) to Chemtech II. During the second quarter of 2008, the minority outside investor presented the Company with a liquidation notice, resulting in Dow’s election to purchase the outside investor’s share in the partnership for  $200 million. The transaction was completed in the second quarter of 2008.

Prior to the sale of its interest, the outside investor in Chemtech II received a cumulative annual priority return on its investment and participated in residual earnings. For financial reporting purposes, the assets (other than intercompany loans, which were eliminated), liabilities, results of operations and cash flows of the partnership and subsidiaries were included in the Company’s consolidated financial statements, and the outside investor’s limited partner interest was included in “Noncontrolling interests” in the consolidated balance sheets.

PREFERRED SECURITIES OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2010
Preferred Securities Of Subsidiaries
PREFERRED SECURITIES OF SUBSIDIARIES
PREFERRED SECURITIES OF SUBSIDIARIES

The following transactions were entered into for the purpose of providing diversified sources of funds to the Company.

In July 1999, Tornado Finance V.O.F., a former consolidated foreign subsidiary of the Company, issued  $500 million of preferred securities in the form of preferred partnership units. The units provided a distribution of 7.965 percent, could be redeemed in 2009 or thereafter, and could be called at any time by the subsidiary. On June 4, 2009, the preferred partner notified Tornado Finance V.O.F. that the preferred partnership units would be redeemed in full on July 9, 2009, as permitted by the terms of the partnership agreement. On July 9, 2009, the preferred partnership units and accrued dividends were redeemed for a total of  $520 million. Upon redemption, Tornado Finance V.O.F. was dissolved. The distributions were included in “Net income attributable to noncontrolling interests” in the consolidated statements of income.

In September 2001, Hobbes Capital S.A. (“Hobbes”), a former consolidated foreign subsidiary of the Company, issued  $500 million of preferred securities in the form of equity certificates. The certificates provided a floating rate of return (which could be reinvested) based on LIBOR. During the third quarter of 2008, the other partner of Hobbes redeemed its  $674 million ownership in Hobbes. The minority ownership was redeemed in a non-cash transaction in exchange for a three-year note payable with a floating rate based on LIBOR, which was repaid in September 2009. Prior to redemption, the preferred return was included in “Net income attributable to noncontrolling interests” in the consolidated statements of income.

REDEEMABLE PREFERRED STOCKS	12 Months Ended
Dec. 31, 2010
Redeemable Preferred Stocks
Preferred Stock [Text Block]
REDEEMABLE PREFERRED STOCKS

Cumulative Perpetual Preferred Stock, Series B
With the April 1, 2009 acquisition of Rohm and Haas, certain trusts established by members of the Haas family (the “Haas Trusts”) and Paulson & Co. Inc. (“Paulson”) purchased from the Company Cumulative Perpetual Preferred Stock, Series B (“preferred series B”) in the amount of 2.5 million shares (Haas Trusts – 1.5 million shares; Paulson – 1.0 million shares) for an aggregate price of  $2.5 billion (Haas Trusts –  $1.5 billion; Paulson –  $1.0 billion). Under the terms of the preferred series B, the holders were entitled to cumulative dividends at a rate of 7 percent per annum in cash and 8 percent per annum either in cash or as an increase in the liquidation preference of the preferred series B, at the Company’s option.

In May 2009, the Company entered into a purchase agreement with the Haas Trusts and Paulson, whereby the Haas Trusts and Paulson agreed to sell to the Company their shares of the preferred series B in consideration for shares of the Company’s common stock and/or notes, at the discretion of the Company. Pursuant to the purchase agreement, the Company issued 83.3 million shares of its common stock to the Haas Trusts and Paulson in consideration for the purchase of 1.2 million shares of preferred series B held by the Haas Trusts and Paulson. In a separate transaction as part of a  $6 billion offering of senior notes, the Company issued  $1.35 billion aggregate principal amount of 8.55 percent notes due 2019 to the Haas Trusts and Paulson in consideration for the purchase of the remaining 1.3 million shares of preferred series B at par plus accrued dividends. Upon the consummation of these transactions, all shares of preferred series B were retired. For additional information concerning the common stock and debt issuances, see Notes P and X.

Cumulative Convertible Perpetual Preferred Stock, Series C
With the April 1, 2009 acquisition of Rohm and Haas, the Haas Trusts invested  $500 million in Cumulative Convertible Perpetual Preferred Stock, Series C (“preferred series C”). Under the terms of the preferred series C, prior to June 8, 2009, the holders were entitled to cumulative dividends at a rate of 7 percent per annum in cash and 8 percent per annum either in cash or as an increase in the liquidation preference of the preferred series C, at the Company’s option. On and after June 8, 2009, the Company would have been required to pay cumulative dividends of 12 percent per annum in cash.

The preferred series C shares would automatically convert to common stock on the date immediately following the ten full trading days commencing on the date on which there was an effective shelf registration statement relating to the common stock underlying the preferred series C, if such registration statement was effective prior to June 8, 2009. On May 26, 2009, the Company entered into an underwriting agreement and filed the corresponding shelf registration statement to effect the conversion of preferred series C into the Company’s common stock in accordance with the terms of the preferred series C. Under the terms of the preferred series C, the shares of preferred series C would convert into shares of the Company’s common stock at a conversion price per share of common stock based upon 95 percent of the average of the common stock volume-weighted average price for the ten trading days preceding the conversion. After ten full trading days and upon the automatic conversion of the preferred series C, the Company issued 31.0 million shares of the Company’s common stock to the Haas Trusts on June 9, 2009, and all shares of preferred series C were retired (see Note X).

STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Note [Abstract]
STOCKHOLDERS' EQUITY
STOCKHOLDERS’ EQUITY

Cumulative Convertible Perpetual Preferred Stock, Series A
Equity securities in the form of Cumulative Convertible Perpetual Preferred Stock, Series A (“preferred series A”) were issued on April 1, 2009 to Berkshire Hathaway Inc. in the amount of  $3 billion (3 million shares) and the Kuwait Investment Authority in the amount of  $1 billion (1 million shares). The Company will pay cumulative dividends on preferred series A at a rate of 8.5 percent per annum in either cash, shares of common stock, or any combination thereof, at the option of the Company. Dividends may be deferred indefinitely, at the Company’s option. If deferred, common stock dividends must also be deferred. Any past due and unpaid dividends will accrue additional dividends at a rate of 10 percent per annum, compounded quarterly. If dividends are deferred for any six quarters, the preferred series A shareholders may elect two directors to the Company’s Board of Directors until all past due dividends are paid. Ongoing dividends related to preferred series A are  $85 million per quarter; no dividends had been deferred at December 31, 2010.

Shareholders of preferred series A may convert all or any portion of their shares, at their option, at any time, into shares of the Company’s common stock at an initial conversion rate of 24.2010 shares of common stock for each share of preferred series A. Under certain circumstances, the Company will be required to adjust the conversion rate. On or after the fifth anniversary of the issuance date, if the common stock price exceeds  $53.72 per share for any 20 trading days in a consecutive 30-day window, the Company may, at its option, at any time, in whole or in part, convert preferred series A into common stock at the then applicable conversion rate. Upon conversion, accrued and unpaid dividends will be payable, at the option of the Company, in either cash, shares of common stock, or any combination thereof.

Common Stock
On May 6, 2009, the Company launched a public offering of 150.0 million shares of its common stock at a price of  $15.00 per share. Included in the 150.0 million shares offered to the public were 83.3 million shares issued to the Haas Trusts and Paulson in consideration for shares of preferred series B held by the Haas Trusts and Paulson (see Note W). Gross proceeds were  $2,250 million, of which the Company’s net proceeds (after underwriting discounts and commissions) were  $966 million for the sale of the Company’s 66.7 million shares.

On May 26, 2009, the Company entered into an underwriting agreement and filed the corresponding shelf registration statement to effect the conversion of the preferred series C into shares of the Company’s common stock (see Note W). On June 9, 2009, following the end of the sale period and determination of the share conversion amount, the Company issued 31.0 million shares to the Haas Trusts.

The Company issues common stock shares for purchases under the Employees’ Stock Purchase Plan (“ESPP”) out of treasury stock or as new common stock shares. The number of new common stock shares issued to employees under the Company’s ESPP was 10.0 million in 2010. No new common shares were issued to ESPP participants in 2009 or 2008, as all share issuances were satisfied from treasury stock.

Retained Earnings
There are no significant restrictions limiting the Company’s ability to pay dividends.

Undistributed earnings of nonconsolidated affiliates included in retained earnings were  $2,264 million at December 31, 2010 and  $1,826 million at December 31, 2009.

Employee Stock Ownership Plan
The Company has the Dow Employee Stock Ownership Plan (the “ESOP”), which is an integral part of The Dow Chemical Company Employees’ Savings Plan (the “Plan”). A significant majority of full-time employees in the United States are eligible to participate in the Plan. The Company uses the ESOP to provide the Company’s matching contribution in the form of the Company’s stock to Plan participants.

In connection with the acquisition of Rohm and Haas (see Note D),  $552 million in cash was paid to the Rohm and Haas Company Employee Stock Ownership Plan (the “Rohm and Haas ESOP”) for 7.0 million shares of Rohm and Haas common stock held by the Rohm and Haas ESOP on April 1, 2009. On the date of the acquisition, the Rohm and Haas ESOP was merged into the Plan, and the Company assumed the  $78 million balance of debt at 9.8 percent interest with final maturity in 2020 that was used to finance share purchases by the Rohm and Haas ESOP in 1990. The outstanding balance of the debt was  $64 million at December 31, 2010.

On May 11, 2009, the Company sold 36.7 million shares of common stock (from treasury stock) to the ESOP at a price of  $15.0561 per share for a total of  $553 million. The treasury stock was carried at an aggregate historical cost of  $1,529 million.

Dividends on unallocated shares held by the ESOP are used by the ESOP to make debt service payments. Dividends on allocated shares are used by the ESOP to make debt service payments to the extent needed; otherwise, they are paid to the Plan participants. Shares are released for allocation to participants based on the ratio of the current year’s debt service to the sum of the principal and interest payments over the life of the loan. The shares are allocated to Plan participants in accordance with the terms of the Plan.

Compensation expense for allocated shares is recorded at the fair value of the shares on the date of allocation. ESOP shares that have not been released or committed to be released are not considered outstanding for purposes of computing basic and diluted earnings per share.

Compensation expense for ESOP shares allocated to plan participants was  $81 million for the year ended December 31, 2010 ( $48 million for the year ended December 31, 2009); no shares were allocated to plan participants in 2008. At December 31, 2010, 14.4 million shares out of a total 46.0 million shares held by the ESOP had been allocated to participants’ accounts; 0.9 million shares were released but unallocated; and 30.7 million shares, at a fair value of  $1,050 million, were considered unearned.

Treasury Stock
On October 26, 2006, the Company announced that its Board of Directors had approved a share buy-back program, authorizing up to  $2 billion to be spent on the repurchase of the Company’s common stock (the “2006 Program”). Purchases under the 2006 Program began in March 2007. In 2008, the Company purchased 21.9 million shares under the 2006 Program, bringing the total number of shares purchased under this program to 48.1 million and bringing the program to a close.

The total number of treasury shares purchased by the Company, including shares received from employees and non-employee directors to pay taxes owed to the Company as a result of the exercise of stock options or the delivery of deferred stock, was 0.5 million in 2010, 0.5 million in 2009 and 23.0 million in 2008.

The Company issues shares for options exercised as well as for the release of deferred and restricted stock out of treasury stock or as new common stock shares. The number of treasury shares issued to employees and non-employee directors under the Company’s option and purchase programs was 7.5 million in 2010, 8.7 million in 2009 and 7.0 million in 2008.

Reserved Treasury Stock at December 31
Shares in millions	2010	2009	2008
Stock option and deferred stock plans	5.1	12.2	57.0

On May 11, 2009, the Company sold 36.7 million shares from treasury stock to the ESOP.

INCOME TAXES	12 Months Ended
Dec. 31, 2010
Income Tax Expense (Benefit) [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

Operating loss carryforwards amounted to  $4,572 million at December 31, 2010 and  $4,550 million at December 31, 2009. At December 31, 2010,  $405 million of the operating loss carryforwards were subject to expiration in 2011 through 2015. The remaining operating loss carryforwards expire in years beyond 2015 or have an indefinite carryforward period. Tax credit carryforwards at December 31, 2010 amounted to  $479 million ( $656 million at December 31, 2009), net of uncertain tax positions, of which  $12 million is subject to expiration in 2011 through 2015. The remaining tax credit carryforwards expire in years beyond 2015.

Undistributed earnings of foreign subsidiaries and related companies that are deemed to be permanently invested amounted to  $9,798 million at December 31, 2010,  $8,707 million at December 31, 2009 and  $8,043 million at December 31, 2008. It is not practicable to calculate the unrecognized deferred tax liability on those earnings.

The Company had valuation allowances that primarily related to the realization of recorded tax benefits on tax loss carryforwards from operations in the United States, Brazil and Asia Pacific of  $682 million at December 31, 2010; valuation allowances of  $721 million at December 31, 2009 primarily related to the realization of recorded tax benefits on tax loss carryforwards from operations in the United States, Brazil, Asia Pacific and Denmark.

The tax rate for 2010 was positively impacted by a high level of equity earnings as a percentage of total earnings, the release of a tax valuation allowance, a tax law change, and improved financial results in jurisdictions with tax rates that are lower than the U.S. statutory rate. These factors resulted in an effective tax rate of 17.2 percent for 2010.

The tax rate for 2009 was reduced by several factors: a significantly higher level of equity earnings as a percent of total earnings, favorable accrual-to-return adjustments in various geographies, the recognition of domestic losses and an improvement in financial results in jurisdictions with tax rates that are lower than the U.S. statutory rate. These factors resulted in an effective tax rate of negative 20.7 percent for 2009.

The tax rate for 2008 was negatively impacted by increased foreign taxes, declining financial results in jurisdictions with lower tax rates than the United States and goodwill impairment losses that are not deductible for tax purposes (see Note I). Additionally, during 2008, the Company determined that it was more likely than not that certain tax loss carryforwards in the United States and Asia Pacific would not be utilized due to deteriorating market conditions for the Company’s products in these areas, which resulted in increases in valuation allowances of  $48 million in the United States and  $24 million in Asia Pacific. These events resulted in an effective tax rate for 2008 that was higher than the U.S. statutory rate. The Company’s reported effective tax rate for 2008 was 51.0 percent.

Domestic and Foreign Components of Income from Continuing Operations Before Income Taxes
In millions	2010	2009	2008
Domestic	$(821)	$(290)	$(1,290)
Foreign	3,623	759	2,567
Total	$2,802	$469	$1,277

Reconciliation to U.S. Statutory Rate
In millions	2010	2009	2008
Taxes at U.S. statutory rate	$981	$164	$447
Equity earnings effect	(272)	(266)	(309)
Foreign income taxed at rates other than 35% (1)	(262)	(121)	261
U.S. tax effect of foreign earnings and dividends	118	210	164
Goodwill impairment losses	—	3	75
Change in valuation allowances	(34)	9	60
Unrecognized tax benefits	(52)	21	31
Federal tax accrual adjustments	(13)	(119)	29
Other – net	15	2	(107)
Total tax provision (credit)	$481	$(97)	$651
Effective tax rate	17.2%	(20.7)%	51.0%
(1) Includes the tax provision for statutory taxable income in foreign jurisdictions for which there is no corresponding amount in “Income from Continuing Operations Before Income Taxes.”

Provision (Credit) for Income Taxes
	2010			2009			2008
In millions	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$(576)	$445	$(131)	$65	$(538)	$(473)	$3	$(541)	$(538)
State and local	(36)	(21)	(57)	27	(15)	12	6	(17)	(11)
Foreign	765	(96)	669	463	(99)	364	918	282	1,200
Total	$153	$328	$481	$555	$(652)	$(97)	$927	$(276)	$651

The provision for income taxes attributable to discontinued operations (domestic) was  $65 million for 2009 and  $16 million for 2008 (see Note E). The Company did not report discontinued operations in 2010.

Deferred Tax Balances at December 31	2010		2009
In millions	Deferred Tax Assets (1)	Deferred Tax Liabilities	Deferred Tax Assets (1)	Deferred Tax Liabilities (2)
Property	$629	$3,084	$20	$2,698
Tax loss and credit carryforwards	1,957	—	2,414	—
Postretirement benefit obligations	3,282	1,099	3,097	1,039
Other accruals and reserves	2,101	545	1,963	227
Intangibles	182	1,615	40	1,909
Inventory	149	277	185	182
Long-term debt	3	393	8	65
Investments	174	136	103	21
Other – net	986	342	460	180
Subtotal	$9,463	$7,491	$8,290	$6,321
Valuation allowances	(682)	—	(721)	—
Total	$8,781	$7,491	$7,569	$6,321
(1) Included in current deferred tax assets are prepaid tax assets totaling  $100 million in 2010 and  $151 million in 2009.
(2) The Company assumed  $2,875 million of deferred tax liabilities with the April 1, 2009 acquisition of Rohm and Haas; see Note D.

Uncertain Tax Positions
At December 31, 2010, the total amount of unrecognized tax benefits was  $319 million ( $650 million at December 31, 2009), of which  $297 million would impact the effective tax rate, if recognized ( $610 million at December 31, 2009). The reduction in 2010 was primarily due to settlements of uncertain tax positions with tax authorities.

Interest and penalties associated with uncertain tax positions are recognized as components of the “Provision (Credit) for income taxes,” and totaled  $6 million in 2010,  $10 million in 2009 and  $3 million in 2008. The Company’s accrual for interest and penalties was  $58 million at December 31, 2010 and  $68 million at December 31, 2009.

Total Gross Unrecognized Tax Benefits
In millions	2010	2009	2008
Balance at January 1	$650	$736	$892
Increases related to positions taken on items from prior years	8	57	41
Decreases related to positions taken on items from prior years	(33)	(25)	(191)
Increases related to positions taken in the current year	24	71	34
Settlement of uncertain tax positions with tax authorities	(300)	(172)	(29)
Decreases due to expiration of statutes of limitations	(30)	(17)	(11)
Balance at December 31	$319	$650	$736

The Company is currently under examination in a number of tax jurisdictions. It is reasonably possible that these examinations may be resolved within twelve months. As a result, it is reasonably possible that the total gross unrecognized tax benefits of the Company at December 31, 2010 may be reduced by approximately  $30 million to  $60 million. The impact on the Company’s results of operations is not expected to be material.

Tax years that remain subject to examination for the Company’s major tax jurisdictions are shown below:

Tax Years Subject to Examination by Major Tax Jurisdiction at December 31
	Earliest Open Year
Jurisdiction	2010	2009
Argentina	2004	2003
Brazil	2005	2004
Canada	2006	2002
France	2008	2007
Germany	2002	2002
Italy	2005	2004
The Netherlands	2009	2008
Spain	2004	2004
Switzerland	2008	2008
United Kingdom	2008	2007
United States:
Federal income tax	2004	2004
State and local income tax	1996	1989

The reserve for non-income tax contingencies related to issues in the United States and foreign locations was  $156 million at December 31, 2010 and  $189 million at December 31, 2009. This is management’s best estimate of the potential liability for non-income tax contingencies. Inherent uncertainties exist in estimates of tax contingencies due to changes in tax law, both legislated and concluded through the various jurisdictions’ tax court systems. It is the opinion of the Company’s management that the possibility is remote that costs in excess of those accrued will have a material adverse impact on the Company’s consolidated financial statements.

OPERATING SEGMENTS AND GEOGRAPHIC AREAS	12 Months Ended
Dec. 31, 2010
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
OPERATING SEGMENTS AND GEOGRAPHIC AREAS

Dow is a diversified, worldwide manufacturer and supplier of products used primarily as raw materials in the manufacture of customer products and services. The Company serves the following industries: appliance; automotive; agricultural; building and construction; chemical processing; electronics; furniture; housewares; oil and gas; packaging; paints, coatings and adhesives; personal care; pharmaceutical; processed foods; pulp and paper; textile and carpet; utilities; and water treatment.
Dow conducts its worldwide operations through global businesses, which are reported in six operating segments. The Company’s operating segments are Electronic and Functional Materials, Coatings and Infrastructure Solutions, Agricultural Sciences, Performance Materials, Performance Plastics and Feedstocks and Energy. Corporate contains the reconciliation between the totals for the reportable segments and the Company’s totals and includes research and other expenses related to new business development activities, and other corporate items not allocated to the reportable operating segments.

Beginning in the third quarter of 2011, the Company changed its reportable segments due to recent changes in the Company's organization. The segment financial information included in these financial statements has been retrospectively adjusted to reflect these changes for all periods presented. Following are the new segments along with key changes:

Electronic and Functional Materials

•	Formerly named Electronic and Specialty Materials

•	A portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company, moved to Coatings and Infrastructure Solutions

•	Dow Water and Process Solutions moved to Coatings and Infrastructure Solutions

Coatings and Infrastructure Solutions

•	Formerly named Coatings and Infrastructure

•	Includes Dow Water and Process Solutions previously aligned with Electronic and Specialty Materials

•	Includes Performance Monomers previously aligned with Performance Products

•	Includes a portion of the Company's share of the results of Dow Corning Corporation previously aligned with Electronic and Specialty Materials

•	Dow Adhesives and Functional Polymers moved to Performance Plastics

Agricultural Sciences

•	Formerly named Health and Agricultural Sciences

Performance Materials

•	Reflects the combination of segments formerly named Performance Systems and Performance Products

•	Includes Chlorinated Organics previously aligned with Chemicals and Energy

•	Performance Monomers moved to Coatings and Infrastructure Solutions

•	Dow Elastomers and Dow Wire and Cable moved to Performance Plastics

Performance Plastics

•	Formerly named Plastics

•	Includes Dow Electrical and Telecommunications (formerly named Dow Wire and Cable) and Dow Elastomers previously aligned with Performance Systems

•	Includes Dow Adhesives and Functional Polymers previously aligned with Coatings and Infrastructure

•	Dow Adhesives and Functional Polymers and Dow Specialty Packaging and Films (previously part of Dow Elastomers) combined to form Dow Packaging and Converting

Feedstocks and Energy

•	Reflects the combination of segments formerly named Chemicals and Energy and Hydrocarbons

•	Chlorinated Organics moved to Performance Materials

The Company uses EBITDA (which Dow defines as earnings (i.e., "Net Income") before interest, income taxes, depreciation and amortization) as its measure of profit/loss for segment reporting purposes. EBITDA by operating segment includes all operating items relating to the businesses, except depreciation and amortization; items that principally apply to the Company as a whole are assigned to Corporate. See table toward the end of this footnote for depreciation and amortization by segment, as well as a reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes.”

The Corporate Profile included below describes the operating segments, and the types of products and services from which their revenues are derived.

Corporate Profile
Dow combines the power of science and technology with the “Human Element” to passionately innovate what is essential to human progress. The Company connects chemistry and innovation with the principles of sustainability to help address many of the world's most challenging problems such as the need for clean water, renewable energy generation and conservation, and increasing agricultural productivity. Dow's diversified industry-leading portfolio of specialty chemical, advanced materials, agrosciences and plastics businesses deliver a broad range of technology-based products and solutions to customers in approximately 160 countries and in high growth sectors such as electronics, water, energy, coatings and agriculture. In 2010, Dow had annual sales of  $53.7 billion and employed approximately 50,000 people worldwide. The Company's more than 5,000 products are manufactured at 188 sites in 35 countries across the globe. The following descriptions of the Company's six operating segments include a representative listing of products for each business.

ELECTRONIC AND FUNCTIONAL MATERIALS
Applications: chemical mechanical planarization pads and slurries • chemical processing aids and intermediates • electronic displays • food and pharmaceutical processing and ingredients • home and personal care ingredients • hygiene and infection control • photolithography materials • printed circuit board materials • process and materials preservation • semiconductor packaging, connectors and industrial finishing

Dow Electronic Materials is a leading global supplier of materials for chemical mechanical planarization (CMP); materials used in the production of electronic displays, including brightness films, diffusers, metalorganic light emitting diode (LED) precursors and organic light emitting diode (OLED) materials; products and technologies that drive leading edge semiconductor design; materials used in the fabrication of printed circuit boards; and integrated metallization processes critical for interconnection, corrosion resistance, metal finishing and decorative applications. These enabling materials are found in applications such as consumer electronics, flat panel displays and telecommunications. Dow Electronic Materials includes Display Technologies, Growth Technologies, Interconnect Technologies and Semiconductor Technologies.

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Products: ACuPLANE™ CMP slurries; AR™ antireflective coatings; AUROLECTROLESS™ immersion gold process; COPPER GLEAM™ acid copper plating products; CYCLOTENE™ advanced electronics resins; DURAPOSIT™ electroless nickel process; ENLIGHT™ products for photovoltaic manufacturers; EPIC™ immersion photoresists; INTERVIA™ photodielectrics for advanced packaging; LITHOJET™ digital imaging processes; OPTOGRADE™ metalorganic precursors; VISIONPAD™ CMP pads

Functional Materials is a portfolio of businesses characterized by a vast global footprint, a broad array of unique chemistries, multi-functional ingredients and technology capabilities, combined with key positions in the pharmaceuticals; food, home and personal care; and industrial specialty industries. These technology capabilities and market platforms enable the businesses to develop innovative solutions that address modern societal needs for clean water and air; material preservation; and improved health care, disease prevention, nutrition and wellness. Functional Materials includes Dow Home and Personal Care, Dow Microbial Control, Dow Wolff Cellulosics and Performance Additives.

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Products and Services: Acrolein derivatives; ACUDYNE™ hair fixative resins; ACULYN™ rheology modifiers; ACUMER™ scale inhibitors and dispersants; ACUSOL™ detergent polymers, dispersants, opacifiers and rheology modifiers; AMBERCHROM™ chromatography resins; ANGUS™ nitroalkanes and derivatives; AQUCAR™ water treatment microbiocides; ASC METATIN™ dimethyltin catalyst; AUTOMATE™ liquid dyes; BIOBAN™ biocide for material preservation; CELLOSIZE™ hydroxyethyl cellulose; CLEAR+STABLE™ carboxymethyl cellulose; Divinylbenzene; DUOLITE™ pharmaceutical grade resins; DURAGREEN™ and DURAPLUS™ floor care polymers; ECOSMOOTH™ silk conditioning polymers; ECOSURF™ biodegradable surfactants; ETHOCEL™ ethylcellulose polymers; GLUTEX™ sanitizers and cleaners; KATHON™ preservatives; KLARIX™ algicides; METHOCEL™ cellulose ethers; NEOLONE™ preservatives for personal care; OPULYN™ opacifiers; POLYOX™ water-soluble resins; PRIMENE™ amines; Quaternaries; SATISFIT™ Weight Care Technology; SILVADUR™ antimicrobial; Sodium borohydride products; SOFTCAT™ polymers; SOLTERRA™ Boost inorganic SPF booster; SOLTEX™ waterproofing polymer; SUNSPHERES™ SPF boosters; UCARE™ polymers; UCARHIDE™ opacifier; UCON™ fluids; VENPURE™ reducing agents; VERSENE™ chelating agents; Vinylbenzyl chloride; VINYZENE™ antimicrobials for plastics; WALOCEL™ cellulose polymers; WALSRODER™ nitrocellulose; ZinClear™ IM zinc oxide dispersions

The Electronic and Functional Materials segment also includes a portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company.

COATINGS AND INFRASTRUCTURE SOLUTIONS
Applications: building and construction, insulation and weatherization, roofing membrane systems, adhesives and sealants • cellulosic-based construction additives • construction materials (vinyl siding, vinyl windows, vinyl fencing) • flexible and rigid packaging • general mortars and concrete, cement modifiers and plasters, tile adhesives and grouts • house and traffic paints • metal coatings • pipeline coatings • transportation and corrosion protection • water purification

Dow Building and Construction is comprised of three global businesses - Dow Building Solutions, Dow Construction Chemicals and Dow Solar Solutions - that offer extensive lines of industry-leading insulation, housewrap, sealant and adhesive products and systems, as well as construction chemical solutions and building-integrated photovoltaics. Through its strong sales support, customer service and technical expertise, Dow Building Solutions provides meaningful solutions for improving the energy efficiency in homes and buildings today, while also addressing the industry's emerging needs and demands. Dow Construction Chemicals provides solutions for increased durability, greater water resistance and lower systems costs. As a leader in insulation solutions, the business' products help curb escalating utility bills, reduce a building's carbon footprint and provide a more comfortable indoor environment. Dow Solar Solutions is focused on developing the next generation of solar energy products to help solve global energy challenges.

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Products: AQUASET™ acrylic thermosetting resins; CELLOSIZE™ hydroxyethyl cellulose; DOW™ latex powders; FROTH-PAK™ polyurethane spray foam; GREAT STUFF™ polyurethane foam sealant; INSTA-STIK™ roof insulation adhesive; METHOCEL™ cellulose ethers; POWERHOUSE™ solar shingle; RHOPLEX™ aqueous acrylic polymer emulsions; STYROFOAM™ brand insulation products (including extruded polystyrene and polyisocyanurate rigid foam sheathing products); THERMAX™ insulation; TILE BOND™ roof tile adhesive; WEATHERMATE™ weather barrier solutions (housewraps, sill pans, flashings and tapes)

Dow Coating Materials is the largest coatings supplier in the world and a premier supplier of raw materials for architectural paints and industrial coatings. The business manufactures and delivers solutions that leverage high quality, technologically advanced product offerings for paint and coatings. The business also offers technologies used in industrial coatings applications, including packaging, pipelines, wood, automotive, marine, maintenance and protective industries. The business is also the leader in the conversion of solvent to water-based technologies, which enable customers to offer more environmentally friendly products, including low volatile organic compound (VOC) paints and other sustainable coatings.

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Products: ACRYSOL™ rheology modifiers; AVANSE™, ELASTENE™, PRIMAL™ and RHOPLEX™ acrylics; CELLOSIZE™ hydroxyethyl cellulose; D.E.H.™ curing agent and intermediates; D.E.N.™ and D.E.R.™ liquid and epoxy resins; DOWFAX™, ECOSURF™ SA, TERGITOL™ and TRITON™ surfactants; EVOQUE™ Pre-Composite Polymer Technology; FORTEGRA™ epoxy tougheners; OROTAN™ and TAMOL™ dispersants; ROPAQUE™ opaque polymers

Dow Water and Process Solutions is a leading water purification and separation technology supplier, developing cost-effective technologies for water purification, desalination and separation solutions for specialty applications that make water safer, cleaner and more available; food better tasting; and pharmaceuticals more effective.

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Products: ADSORBSIA™ titanium-based media; AMBERJET™, AMBERLITE™, AMBERLYST™ and DOWEX™ ion exchange resins; AMBERLYST™ and DOWEX™ catalysts; DOW™ electrodeionization; DOW™ ultrafiltration; DOWEX™ OPTIPORE™ polymeric adsorbent resins; FILMTEC™ reverse osmosis and nanofiltration membrane elements

The Performance Monomers business produces specialty monomer products that are sold externally as well as consumed internally as building blocks used in downstream polymer businesses. The business' products are used in several applications, including cleaning materials, personal care products, paints, coatings and inks.

•	Products: Acrylic acid/acrylic esters; ACUMER™, ACUSOL™, DURAMAX™, OPTIDOSE™, ROMAX™ and TAMOL™ dispersants; Methyl methacrylate

The Coatings and Infrastructure Solutions segment also includes a portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company.

AGRICULTURAL SCIENCES
Applications: agricultural seeds, traits (genes) and oils • control of weeds, insects and plant diseases for agriculture and pest management

Dow AgroSciences is a global leader in providing agricultural and plant biotechnology products, pest management solutions and healthy oils. The business invents, develops, manufactures and markets products for use in agriculture, industrial and commercial pest management, and food service.

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Products: AGROMEN™ seeds; BRODBECK™ seed; CLINCHER™ herbicide; DAIRYLAND™ seed; DELEGATE™ insecticide; DITHANE™ fungicide; SmartStax™; FORTRESS™ fungicide; GARLON™ herbicide; GLYPHOMAX™ herbicide; GRANITE™ herbicide; HERCULEX™ I, HERCULEX™ RW and HERCULEX™ XTRA insect protection; KEYSTONE™ herbicides; LAREDO™ fungicide; LONTREL™ herbicide; LORSBAN™ insecticides; MILESTONE™ herbicide; MUSTANG™ herbicide; MYCOGEN™ seeds; NEXERA™ canola and sunflower seeds; PHYTOGEN™ cottonseeds; PROFUME™ gas fumigant; RENZE™ seeds; SENTRICON™ termite colony elimination system; SIMPLICITY™ herbicide; STARANE™ herbicide; TELONE™ soil fumigant; TORDON™ herbicide; TRACER™ NATURALYTE™ insect control; TRIUMPH™ seed; VIKANE™ structural fumigant; WIDESTRIKE™ insect protection

The Agricultural Sciences segment also includes the results of the AgroFresh business, providing a portfolio of products used for maintaining the freshness of fruits, vegetables and flowers.

PERFORMANCE MATERIALS
Applications: adhesives • aircraft and runway deicing fluids • appliances • automotive interiors, exteriors, under-the-hood and body engineered systems • bedding • caps and closures • carpeting • chelating agents • chemical intermediates • civil engineering • cleaning products • composites • construction • corrosion inhibitors • detergents, cleaners and fabric softeners • electrical castings, potting and encapsulation and tooling • electrical laminates • electronics • flavors and fragrances • flooring • footwear • furniture • gas treatment • gaskets and sealing components • heat transfer fluids • home and office furnishings • industrial coatings • manufactured housing and modular construction • mattresses • medical equipment • metalworking fluids • mining • packaging • pipe treatment • pressure sensitive adhesives • sealants • surfactants • transportation • vinyl exteriors • waterproofing membranes

The Amines business is the world's largest producer of ethanolamines and a leading global provider of ethyleneamines, isopropanolamines and chelants. These products are used in a wide variety of applications, including lube oil additives, wet-strength resins, metalworking fluids, liquid detergents, personal care products, and herbicide and fungicide formulations for the agricultural industry.

•	Products: Alkyl alkanolamines; Ethanolamines; Ethyleneamines; Isopropanolamines; VERSENE™ chelating agents

The Chlorinated Organics business is the world's largest supplier of chlorinated organic products and services for intermediates, which are used in the production of fluoropolymers, refrigerants, methyl cellulose, quaternary ammonium compounds and silicones; and solvents, which are used as process agents in chemicals manufacturing, surface preparation, dry cleaning and pharmaceuticals.

•	Products: Chloroform; Methyl chloride; Methylene chloride; Perchloroethylene; Trichloroethylene; Vinylidene chloride

Dow Automotive Systems is a leading global provider of technology-driven solutions that meet consumer demands for vehicles that are safer, stronger, quieter, lighter, and more comfortable and stylish. The business provides adhesives, glass bonding systems, emissions control technology, performance plastics, polyurethane products and systems, films, fluids and acoustical management solutions to original equipment manufacturers and tier, aftermarket and commercial transportation customers. With offices and application development centers around the world, Dow Automotive Systems provides materials science expertise and comprehensive technical capabilities to its customers worldwide.

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Products: AERIFY™ diesel particulate filters; BETAFOAM™ NVH acoustical foams; BETAFORCE™ structural composite bonding systems; BETAMATE™ structural adhesives; BETASEAL™ glass bonding systems; BETATECH™ high performance elastic adhesive sealer; DOW™ polyethylene resins; ENGAGE™ polyolefin elastomers; IMPAXX™ energy management foam; INTEGRAL™ adhesive films; NORDEL™ hydrocarbon rubber; Premium brake fluids; ROBOND™ acrylic adhesives; SPECFLEX™ semi-flexible polyurethane foam systems; UCON™ fluids; VORAFORCE™ composite systems

Dow Formulated Systems manufactures and markets custom formulated, rigid and semi-rigid, flexible, integral skin and microcellular polyurethane foams and systems and tailor-made epoxy solutions and systems. These products are used in a broad range of applications, including appliances, athletic equipment, automotive, bedding, construction, decorative molding, furniture, shoe soles and wind turbines.

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Products: AIRSTONE™ epoxy systems; COMPAXX™ foam core systems; DIPRANE™ polyurethane elastomers; ENFORCER™ Technology and ENHANCER™ Technology for carpet and turf backing; HYPERKOTE™, TRAFFIDECK™ and VERDISEAL™ waterproofing systems; HYPERLAST™, DURAMOULD™ and DURELAST™ polyurethane systems; HYPOL™ hydrophilic polyurethane prepolymers; VORACOR™ rigid foam systems; VORATHERM™ polyisocyanurate; VORATRON™ electrical encapsulation systems

Dow Plastic Additives is a worldwide supplier of additives and solutions used in a large variety of applications ranging from construction materials and packaging containers to consumer appliances and electronics, business machines and automotive parts. These additives and solutions improve impact strength, clarity, chemical and heat resistance, weather resistance and color retention properties of base polymers. They also aid in the processing of plastics by increasing melt strength, heat stability and lubricity, thereby enabling plastics processors to achieve greater output rates and increased efficiency without loss of quality.

•
Products: ACRYLIGARD™ CS capstock polymers; ADVALUBE™ specialty lubricants; ADVAPAK™ lubricant/stabilizer one-packs for vinyl pipe processing; ADVASTAB™ and ADVASTAB™ NEO thermal stabilizer; PARALOID™ and PARALOID™ EXL impact modifiers and processing aids; SURECEL™ foam cell promoters; TYRIN™ chlorinated polyethylene

The Epoxy business is a supplier of epoxy resins and intermediates that serves a diverse array of end-markets and applications, including electrical laminates, civil engineering, composites, infrastructure and consumer goods. The business is one of the most vertically-integrated epoxy suppliers in the world. This position helps provide cost advantages and economies of scale across the value chain, as well as dependable product and service delivery around the globe.

•
Products: D.E.H.™ epoxy curing agents or hardeners; D.E.N.™ epoxy novolac resins; D.E.R.™ epoxy resins (liquids, solids and solutions); Epoxy intermediates (acetone, allyl chloride, epichlorohydrin and phenol); FORTEGRA™ epoxy tougheners; PROLOGIC™ epoxy specialty materials

The Oxygenated Solvents business is the world's largest producer of oxygenated solvents, with the leading position in butanol, E- and P-series glycol ethers, as well as several other products in its portfolio. The business offers the broadest range of solvents for servicing a diverse mix of end-use markets and applications, including paints and coatings, cleaning products, inks, electronics, pharmaceuticals, mining, personal care and other applications.

•
Products: Acetic esters; Acetone derivatives; Aldehydes; Butyl CARBITOL™ and Butyl CELLOSOLVE™ solvents; Carboxylic acids; DOWANOL™ glycol ethers; ECOSOFT™ IK solvent; Oxo alcohols and acids; PROGLYDE™ DMM solvent; UCAR™ propionates

The Polyglycols, Surfactants and Fluids business is one of the world's leading suppliers of polyglycols and surfactants, with a broad range of products and technology and a proven record of performance and economy. The business also produces a broad line of lubricants, hydraulic fluids, aircraft deicing fluids and thermal fluids, with some of the most recognized brand names in the industry. Product applications include chemical processing, cleaning, heating, cooling, food and beverage processing, fuel additives, paints and coatings, pharmaceuticals and silicone surfactants.

•
Products: CARBOWAX™ and CARBOWAX SENTRY™ polyethylene glycols and methoxypolyethylene glycols; DOW™ polypropylene glycols; DOW SYMBIO™ base fluid; DOWFAX™, TERGITOL™ and TRITON™ surfactants; DOWFROST™ and DOWTHERM™ heat transfer fluids; ECOSURF™ biodegradable surfactants; SYNALOX™ lubricants; UCAR™ deicing fluids; UCON™ fluids

The Polyurethanes business is a leading global producer of polyurethane raw materials. Dow's polyurethane products offer a broad range of solutions for flexible foam, rigid foam, coating, adhesive, sealant, and elastomer applications and are used in a variety of end-markets, including appliances, automotive, bedding, construction, electronics, flooring, footwear, furniture and packaging. The business is the leading global producer of propylene oxide (PO) and propylene glycol (PG) - offering PO via both a traditional process and a sustainable hydrogen peroxide to propylene oxide (HPPO) manufacturing technology, and a portfolio of PG products for a wide variety of applications.

•
Products: ECHELON™ polyurethane prepolymer; ISONATE™ modified, pure and polymeric methylene diphenyl diisocyanate (MDI); PAPI™ polymeric MDI; Propylene glycol portfolio, including DOW PURAGUARD™ PG USP/EP, propylene glycol USP/EP, PG industrial grade, dipropylene glycol regular and LO+ grades, and tripropylene glycol regular and acrylate grades; Propylene oxide; VORALUX™, VORAMER™, VORANOL™, VORANOL™ VORACTIV™ and VORATEC™ polyether and copolymer polyols; VORANATE™ isocyanate; VORASURF™ surfactants

The Performance Materials segment also includes the results of Dow Fiber Solutions, providing differentiated fibers and process improvements to the textile industry; Dow Haltermann, a provider of world-class contract manufacturing services to companies in the fine and specialty chemicals and polymers industries; Dow Oil and Gas, providing products for use in exploration and production, refining and gas processing, transportation, and fuel and lubricant performance; and SAFECHEM, a wholly owned subsidiary that manufactures closed-loop systems to manage the risks associated with chlorinated solvents. The segment also includes a portion of the results of the SCG‑Dow Group, joint ventures of the Company.

Divestitures:

•
On March 2, 2010, Dow announced the entry into a definitive agreement to sell Styron to an affiliate of Bain Capital Partners; the transaction closed on June 17, 2010. Businesses and products sold within the Performance Materials segment included Emulsion Polymers (styrene-butadiene latex), supporting customers in paper and paperboard applications, as well as carpet and artificial turf backings; Synthetic Rubber; and certain products from Dow Automotive Systems; all of which were reported in the Performance Materials segment through the date of the divestiture.

•	The Performance Materials segment also included a portion of the results of the OPTIMAL Group of Companies through the September 30, 2009 divestiture of this group of joint ventures.

PERFORMANCE PLASTICS
Applications: adhesives • agricultural films • appliances and appliance housings • automotive parts and trim • beverage bottles • bins, crates, pails and pallets • building and construction • coatings • consumer and durable goods • consumer electronics • disposable diaper liners • fibers and nonwovens • food and specialty packaging • hoses and tubing • household and industrial bottles • housewares • hygiene and medical films • industrial and consumer films and foams • information technology • leather, textile, graphic arts and paper • oil tanks and road equipment • plastic pipe • processing aids for plastic production • tapes and labels • toys, playground equipment and recreational products • wire and cable insulation and jacketing materials for power utility and telecommunications

Dow Elastomers offers a unique set of elastomer products for customers worldwide. The business is focused on delivering innovative solutions that allow for differentiated participation in multiple industries and applications. The business offers a broad range of performance elastomers and plastomers, specialty copolymers and synthetic rubber. Key applications include adhesives, automotive, building and construction, hygiene and medical, and consumer solutions.

•	Products: AFFINITY™ polyolefin plastomers; ENGAGE™ polyolefin elastomers; INFUSE™ olefin block copolymers; NORDEL™ hydrocarbon rubber; VERSIFY™ plastomers and elastomers

Dow Electrical and Telecommunications is a leading global provider of products, technology, solutions and expertise that set standards for reliability, longevity, efficiency, ease of installation and protection used by the power and telecommunications industries in the transmission, distribution and consumption of power, voice and data. Dow Electrical and Telecommunications collaborates with cable makers, other industry suppliers, utilities, municipalities, testing institutes and other organizations around the world to develop solutions and create mutual value that will sustain these industries for years to come.

•
Products: ENGAGE™ polyolefin elastomers; NORDEL™ hydrocarbon rubber; SI-LINK™ and REDI-LINK™ moisture crosslinkable polyethylene-based wire and cable insulation compounds; TYRIN™ chlorinated polyethylene; UNIGARD™ flame retardant compound for specialty wire and cable applications

Dow Packaging and Converting is a portfolio of businesses that primarily manufacture sticking and bonding solutions and specialty films for a wide range of applications, including adhesive tapes and paper labels, flexible packaging, film substrates, industrial and consumer films and foams, leather, rigid packaging, and textile and imaging. These products are supported with market recognized best-in-class technical support and end-use application knowledge. Many of the businesses' water-borne technologies are well-positioned to support environmentally preferred applications.

•
Products: ADCOTE™ and AQUA-LAM™ laminating adhesives; AMPLIFY™ functional polymers; DOW™ Adhesive Film; DOW™ Medical Packaging Film; DOW™ very low density polyethylene; ENLIGHT™ polyolefin encapsulant films; INTEGRAL™ adhesive films; MOR-FREE™ solventless adhesives; NYLOPAK™ nylon barrier films; OPTICITE™ films; PRIMACOR™ copolymers; PROCITE™ window envelope films; ROBOND™ acrylic adhesives; SARAN™ barrier resins; SARANEX™ barrier films; SEALUTION™ peel polymers; SERFENE™ barrier coatings; Solvent-based polyurethanes and polyesters; TRENCHCOAT™ protective films; TRYCITE™ polystyrene film; TYBRITE™ clear packaging film; TYMOR™ tie resins

The Polyethylene business is the world's leading supplier of polyethylene-based solutions through sustainable product differentiation. With multiple catalyst and process technologies, the business offers customers one of the industry's broadest ranges of polyethylene resins. With its industry-leading portfolio of product and technology solutions, the business primarily serves performance packaging and hygiene and medical end-markets.

•
Products: ASPUN™ fiber grade resins; ATTANE™ ultra low density polyethylene (ULDPE) resins; CONTINUUM™ bimodal polyethylene resins; DOW™ high density polyethylene (HDPE) resins; DOW™ low density polyethylene (LDPE) resins; DOWLEX™ polyethylene resins; ELITE™ enhanced polyethylene (EPE) resins; TUFLIN™ linear low density polyethylene (LLDPE) resins; UNIVAL™ HDPE resins

The Polypropylene business is a major global polypropylene supplier that provides a broad range of products and solutions tailored to customer needs by leveraging Dow's leading manufacturing and application technology, research and product development expertise, extensive market knowledge and strong customer relationships.

•
Products: DOW™ homopolymer polypropylene resins; DOW™ impact copolymer polypropylene resins; DOW™ random copolymer polypropylene resins; INSPIRE™ performance polymers; UNIPOL™ PP process technology; SHAC™ and SHAC™ ADT catalyst systems

The Performance Plastics segment also includes the results of the Plastics Licensing and Catalyst business. The segment also includes the results of Equipolymers and Univation Technologies, LLC (which licenses the UNIPOL™ polyethylene process and sells related catalysts, including metallocene catalysts), as well as a portion of the results of EQUATE Petrochemical Company K.S.C., The Kuwait Olefins Company K.S.C. and the SCG‑Dow Group, all joint ventures of the Company.

Divestiture:

•
On March 2, 2010, Dow announced the entry into a definitive agreement to sell Styron to an affiliate of Bain Capital Partners; the transaction closed on June 17, 2010. Businesses sold within the Performance Plastics segment included Styrenics (polystyrene, acrylonitrile butadiene styrene, styrene acrylonitrile and expandable polystyrene), a global leader in the production of polystyrene resins; Polycarbonate and Compounds and Blends; and the Company's 50-percent ownership interest in Americas Styrenics LLC, a nonconsolidated affiliate; all of which were reported in the Performance Plastics segment through the date of the divestiture.

FEEDSTOCKS AND ENERGY
Applications: agricultural products • alumina • automotive antifreeze and coolant systems • carpet and textiles • chemical processing • dry cleaning • household cleaners and plastic products • inks • metal cleaning • packaging, food and beverage containers • paints, coatings and adhesives • personal care products • petroleum refining • pharmaceuticals • plastic pipe • polymer and chemical production • power • protective packaging • pulp and paper manufacturing • soaps and detergents • water treatment

The Chlor-Alkali/Chlor-Vinyl business focuses on the production of chlorine for consumption by Dow's downstream derivative businesses, as well as production, marketing and supply of ethylene dichloride, vinyl chloride monomer and caustic soda. These products are used for applications such as alumina production, pulp and paper manufacturing, soaps and detergents, and building and construction. Dow is the world's largest producer of both chlorine and caustic soda.

•	Products: Caustic soda; Chlorine; Ethylene dichloride (EDC); Hydrochloric acid; Vinyl chloride monomer (VCM)

The Energy business supplies power, steam and other utilities, principally for use in Dow's global operations.

•	Products: Power, steam and other utilities

The Ethylene Oxide/Ethylene Glycol business is the world's largest producer of purified ethylene oxide, principally used in Dow's downstream performance derivatives. Dow is also a key supplier of ethylene glycol to MEGlobal, a 50:50 joint venture and a world leader in the manufacture and marketing of merchant monoethylene glycol and diethylene glycol. Ethylene glycol is used in polyester fiber, polyethylene terephthalate (PET) for food and beverage container applications, polyester film, and aircraft and runway deicers.

•	Products: Ethylene oxide (EO); Ethylene glycol (EG); METEOR™ EO/EG process technology and catalysts

The Hydrocarbons business encompasses the procurement of natural gas liquids and crude oil-based raw materials, as well as the supply of monomers, principally for use in Dow's global operations. The business regularly sells its by-products and buys and sells products in order to balance regional production capabilities and derivative requirements. The business also sells products to certain Dow joint ventures. Dow is the world leader in the production of olefins and aromatics.

•	Products: Benzene; Butadiene; Butylene; Cumene; Ethylene; Propylene; Styrene

The Feedstocks and Energy segment also includes the results of Compañía Mega S.A., MEGlobal and a portion of the results of EQUATE Petrochemical Company K.S.C., The Kuwait Olefins Company K.S.C. and the SCG-Dow Group, all joint ventures of the Company.

Divestitures:

•
On March 2, 2010, Dow announced the entry into a definitive agreement to sell Styron to an affiliate of Bain Capital Partners; the transaction closed on June 17, 2010. Businesses and products sold within the Feedstocks and Energy segment included certain styrene monomer assets, which were reported in the Feedstocks and Energy segment through the date of the divestiture.

•	The Feedstocks and Energy segment also included a portion of the results of the OPTIMAL Group of Companies through the September 30, 2009 divestiture of this group of joint ventures.

Corporate includes the results of Ventures (which includes new business incubation platforms focused on identifying and pursuing new commercial opportunities); Venture Capital; non-business aligned technology licensing and catalyst activities; the Company's insurance operations and environmental operations; enterprise level mega project activities; and certain corporate overhead costs and cost recovery variances not allocated to the operating segments. In 2009, Corporate also included the results of the Salt business, which the Company acquired with the April 1, 2009 acquisition of Rohm and Haas and sold to K+S Aktiengesellschaft on October 1, 2009.

Total assets divested with the sale of Styron on June 17, 2010 are presented by operating segment in Note E.

Transfers of products between operating segments are generally valued at cost. However, transfers of products to Agricultural Sciences from other segments are generally valued at market-based prices; the revenues generated by these transfers are provided in the following table:

Operating Segment Information
In millions	Electronic and Functional Materials	Coatings and Infra- structure Solutions	Ag Sciences	Perf Materials	Perf Plastics	Feedstocks and Energy	Corp	Total
2010
Sales to external customers	$4,203	$6,596	$4,869	$13,957	$15,260	$8,457	$332	$53,674
Intersegment revenues	—	9	—	97	2	37	(145)	—
Equity in earnings of nonconsolidated affiliates	106	343	2	16	254	407	(16)	1,112
Restructuring charges (1)	8	20	—	—	—	—	(2)	26
Acquisition and integration related expenses (2)	—	—	—	—	—	—	143	143
Asbestos-related credit (3)	—	—	—	—	—	—	(54)	(54)
EBITDA (4)	1,052	1,230	640	1,714	3,565	471	(1,472)	7,200
Total assets	11,642	12,447	5,528	11,376	12,634	5,412	10,549	69,588
Investment in nonconsolidated affiliates	357	1,099	42	167	1,602	97	89	3,453
Depreciation and amortization	448	638	147	627	760	216	126	2,962
Capital expenditures	221	239	245	621	202	602	—	2,130
2009
Sales to external customers	$3,074	$5,598	$4,522	$11,780	$12,862	$6,346	$693	$44,875
Intersegment revenues	—	—	—	76	—	27	(103)	—
Equity in earnings of nonconsolidated affiliates	79	215	2	46	101	195	(8)	630
Goodwill impairment loss (5)	—	—	—	7	—	—	—	7
Restructuring charges (1)	48	262	(15)	2	1	140	251	689
IPR&D (6)	—	—	—	—	—	—	7	7
Acquisition and integration related expenses (2)	—	—	—	—	—	—	166	166
EBITDA (4)	654	604	573	1,568	2,120	477	(1,168)	4,828
Total assets	11,164	11,827	5,477	11,092	12,294	5,542	8,622	66,018
Investment in nonconsolidated affiliates	307	1,068	38	263	1,517	9	22	3,224
Depreciation and amortization	344	540	137	696	733	242	135	2,827
Capital expenditures	97	238	166	576	90	473	43	1,683
2008
Sales to external customers	$1,606	$4,512	$4,535	$16,082	$17,536	$12,781	$309	$57,361
Intersegment revenues	—	—	—	120	1	41	(162)	—
Equity in earnings of nonconsolidated affiliates	118	251	4	54	112	256	(8)	787
Goodwill impairment losses (5)	—	—	—	209	30	—	—	239
Restructuring charges (1)	10	16	3	122	172	84	432	839
IPR&D (6)	—	—	44	—	—	—	—	44
Acquisition and integration related expenses (2)	—	—	—	—	—	—	49	49
Asbestos-related credit (3)	—	—	—	—	—	—	(54)	(54)
EBITDA (4)	353	610	872	1,020	2,017	207	(1,004)	4,075
Total assets	2,064	4,420	4,676	10,345	9,794	5,279	8,896	45,474
Investment in nonconsolidated affiliates	240	831	41	297	1,459	317	19	3,204
Depreciation and amortization	106	258	111	615	757	258	131	2,236
Capital expenditures	170	255	191	781	247	627	5	2,276

(1)	See Note C for information regarding restructuring charges.

(2)	See Note D for information regarding acquisition and integration related expenses.

(3)	See Note N for information regarding asbestos-related credits.

(4)	A reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes” is provided below.

(5)	See Note I for information regarding the goodwill impairment losses.

(6)	See Note D for information regarding purchased in-process research and development.

Reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes” In millions	2010	2009	2008
EBITDA	$7,200	$4,828	$4,075
- Depreciation and amortization	2,962	2,827	2,236
+ Interest income	37	39	86
- Interest expense and amortization of debt discount	1,473	1,571	648
Income from Continuing Operations Before Income Taxes	$2,802	$469	$1,277

The Company operates 188 manufacturing sites in 35 countries. The United States is home to 55 of these sites, representing 48 percent of the Company’s long-lived assets. Sales are attributed to geographic areas based on customer location; long-lived assets are attributed to geographic areas based on asset location.

Geographic Area Information	United States	Europe, Middle East and Africa (1)	Rest of World	Total
In millions
2010
Sales to external customers	$17,497	$18,464	$17,713	$53,674
Long-lived assets (2)	$8,393	$4,501	$4,774	$17,668
2009
Sales to external customers	$14,145	$16,010	$14,720	$44,875
Long-lived assets (2)	$9,212	$4,021	$4,908	$18,141
2008
Sales to external customers	$18,306	$22,910	$16,145	$57,361
Long-lived assets (2)	$7,631	$3,302	$3,361	$14,294

(1)
Sales to customers in the Middle East and Africa, previously reported in Rest of World, are now aligned with Europe, Middle East and Africa; prior period sales have been adjusted to reflect this realignment.

(2)	Long-lived assets in Germany represented 9 percent of the total at December 31, 2010, 11 percent of the total at December 31, 2009 and 14 percent of the total at December 31, 2008.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policy)	12 Months Ended
Dec. 31, 2010
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]
Principles of Consolidation and Basis of Presentation
The accompanying consolidated financial statements of The Dow Chemical Company and its subsidiaries (“Dow” or the “Company”) were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and include the assets, liabilities, revenues and expenses of all majority-owned subsidiaries over which the Company exercises control and, when applicable, entities for which the Company has a controlling financial interest or is the primary beneficiary. Intercompany transactions and balances are eliminated in consolidation. Investments in nonconsolidated affiliates (20-50 percent owned companies, joint ventures and partnerships) are accounted for using the equity method.
Certain changes to prior year balance sheet amounts have been made in accordance with the accounting guidance for business combinations to reflect adjustments made during the measurement period to provisional amounts recorded for assets acquired and liabilities assumed from Rohm and Haas Company (“Rohm and Haas”) on April 1, 2009. Certain changes have been made to geographic area information for prior years to reflect changes made in the first quarter of 2010. Certain changes have been made to operating segment information to reflect changes made in the third quarter of 2011 related to changes in the Company’s organization. A change to current year balance sheet amounts has been made to properly classify the current portion of "Deferred charges and other assets" of  $349 million to "Other current assets."

Use of Estimates, Policy [Policy Text Block]
Use of Estimates in Financial Statement Preparation
The preparation of financial statements in accordance with U.S. GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The Company’s consolidated financial statements include amounts that are based on management’s best estimates and judgments. Actual results could differ from those estimates.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Currency Translation
The local currency has been primarily used as the functional currency throughout the world. Translation gains and losses of those operations that use local currency as the functional currency are included in the consolidated balance sheets in “Accumulated other comprehensive income (loss)” (“AOCI”). Where the U.S. dollar is used as the functional currency, foreign currency gains and losses are reflected in income.

Environmental Costs, Policy [Policy Text Block]
Environmental Matters
Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on current law and existing technologies. These accruals are adjusted periodically as assessment and remediation efforts progress or as additional technical or legal information becomes available. Accruals for environmental liabilities are included in the consolidated balance sheets in “Accrued and other current liabilities” and “Other noncurrent obligations” at undiscounted amounts. Accruals for related insurance or other third-party recoveries for environmental liabilities are recorded when it is probable that a recovery will be realized and are included in the consolidated balance sheets as “Accounts and notes receivable - Other.”
Environmental costs are capitalized if the costs extend the life of the property, increase its capacity, and/or mitigate or prevent contamination from future operations. Environmental costs are also capitalized in recognition of legal asset retirement obligations resulting from the acquisition, construction and/or normal operation of a long-lived asset. Costs related to environmental contamination treatment and cleanup are charged to expense. Estimated future incremental operations, maintenance and management costs directly related to remediation are accrued when such costs are probable and reasonably estimable.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash and Cash Equivalents Cash and cash equivalents include time deposits and readily marketable securities with original maturities of three months or less.
Financial Instruments Accounting Policies [Text Block]
Financial Instruments
The Company calculates the fair value of financial instruments using quoted market prices whenever available. When quoted market prices are not available for various types of financial instruments (such as forwards, options and swaps), the Company uses standard pricing models with market-based inputs that take into account the present value of estimated future cash flows.
The Company utilizes derivatives to manage exposures to currency exchange rates, commodity prices and interest rate risk. The fair values of all derivatives are recognized as assets or liabilities at the balance sheet date. Changes in the fair value of these instruments are reported in income or AOCI, depending on the use of the derivative and whether it qualifies for hedge accounting treatment.
Gains and losses on derivatives that are designated and qualify as cash flow hedging instruments are recorded in AOCI, to the extent the hedges are effective, until the underlying transactions are recognized in income. To the extent effective, gains and losses on derivative and nonderivative instruments used as hedges of the Company’s net investment in foreign operations are recorded in AOCI as part of the cumulative translation adjustment. The ineffective portions of cash flow hedges and hedges of net investment in foreign operations, if any, are recognized in income immediately.
Gains and losses on derivatives designated and qualifying as fair value hedging instruments, as well as the offsetting losses and gains on the hedged items, are reported in income in the same accounting period. Derivatives not designated as hedging instruments are marked-to-market at the end of each accounting period with the results included in income.

Inventory, Policy [Policy Text Block]
Inventories
Inventories are stated at the lower of cost or market. The method of determining cost for each subsidiary varies among last-in, first-out (“LIFO”); first-in, first-out (“FIFO”); and average cost, and is used consistently from year to year.

Property, Plant and Equipment, Policy [Policy Text Block]
Property
Land, buildings and equipment, including property under capital lease agreements, are carried at cost less accumulated depreciation. Depreciation is based on the estimated service lives of depreciable assets and is calculated using the straight-line method, unless the asset was capitalized before 1997 when the declining balance method was used. Fully depreciated assets are retained in property and accumulated depreciation accounts until they are removed from service. In the case of disposals, assets and related accumulated depreciation are removed from the accounts, and the net amounts, less proceeds from disposal, are included in income.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Impairment and Disposal of Long-Lived Assets
The Company evaluates long-lived assets and certain identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When undiscounted future cash flows are not expected to be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value based on bids received from third parties or a discounted cash flow analysis based on market participant assumptions.
Long-lived assets to be disposed of by sale are classified as held for sale and are reported at the lower of carrying amount or fair value less cost to sell, and depreciation is ceased. Long-lived assets to be disposed of other than by sale are classified as held and used until they are disposed of and are reported at the lower of carrying amount or fair value, and depreciation is recognized over the remaining useful life of the assets.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Other Intangible Assets
The Company records goodwill when the purchase price of a business acquisition exceeds the estimated fair value of net identified tangible and intangible assets acquired. Goodwill is tested for impairment at the reporting unit level annually, or more frequently when events or changes in circumstances indicate that the fair value of a reporting unit has more likely than not declined below its carrying value. The Company primarily utilizes a discounted cash flow methodology to calculate the fair value of its reporting units.
Finite-lived intangible assets such as purchased customer lists, licenses, intellectual property, patents, trademarks and software, are amortized over their estimated useful lives, generally on a straight-line basis for periods ranging primarily from three to twenty years. Finite-lived intangible assets are reviewed for impairment or obsolescence annually, or more frequently when events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows.

Asset Retirement Obligations, Policy [Policy Text Block]
Asset Retirement Obligations
The Company records asset retirement obligations as incurred and reasonably estimable, including obligations for which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the Company. The fair values of obligations are recorded as liabilities on a discounted basis and are accreted over time for the change in present value. Costs associated with the liabilities are capitalized and amortized over the estimated remaining useful life of the asset, generally for periods of 10 years or less.

Investment, Policy [Policy Text Block]
Investments
Investments in debt and marketable equity securities (including warrants), primarily held by the Company’s insurance operations, are classified as trading, available-for-sale or held-to-maturity. Investments classified as trading are reported at fair value with unrealized gains and losses included in income. Those classified as available-for-sale are reported at fair value with unrealized gains and losses recorded in AOCI. Those classified as held-to-maturity are recorded at amortized cost. The cost of investments sold is determined by specific identification. The Company routinely reviews available-for-sale and held-to-maturity securities for other-than-temporary declines in fair value below the cost basis, and when events or changes in circumstances indicate the carrying value of an asset may not be recoverable, the security is written down to fair value, establishing a new cost basis.

Revenue Recognition, Policy [Policy Text Block]
Revenue
Sales are recognized when the revenue is realized or realizable, and the earnings process is complete. Approximately 99 percent of the Company’s sales in 2010 related to sales of product. The remaining 1 percent in 2010 related to the Company’s service offerings, insurance operations, and licensing of patents and technology. Revenue for product sales is recognized as risk and title to the product transfer to the customer, which usually occurs at the time shipment is made. As such, title to the product passes when the product is delivered to the freight carrier. Dow’s standard terms of delivery are included in its contracts of sale, order confirmation documents and invoices. Freight costs and any directly related costs of transporting finished product to customers are recorded as “Cost of sales.”

Revenue related to the Company’s insurance operations includes third-party insurance premiums, which are earned over the terms of the related insurance policies and reinsurance contracts. Revenue related to the initial licensing of patents and technology is recognized when earned; revenue related to running royalties is recognized according to licensee production levels.

Legal Costs, Policy [Policy Text Block]	Legal Costs The Company expenses legal costs, including those legal costs expected to be incurred in connection with a loss contingency, as incurred.
Severance Costs [Policy Text Block]
Severance Costs
The Company routinely reviews its operations around the world in an effort to ensure competitiveness across its businesses and geographic areas. When the reviews result in a workforce reduction related to the shutdown of facilities or other optimization activities, severance benefits are provided to employees primarily under Dow’s ongoing benefit arrangements. These severance costs are accrued under the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification™ (“ASC”) Topic 712, “Compensation – Nonretirement Postemployment Benefits,” once management commits to a plan of termination including the number of employees to be terminated, their job classifications or functions, their locations and the expected completion date.

Income Tax, Policy [Policy Text Block]
Income Taxes
The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities using enacted rates. The effect of a change in tax rates on deferred tax assets is recognized in income in the period that includes the enactment date.
Annual tax provisions include amounts considered sufficient to pay assessments that may result from examinations of prior year tax returns; however, the amount ultimately paid upon resolution of issues raised may differ from the amounts accrued.
The Company recognizes the financial statement effects of an uncertain income tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The Company accrues for other tax contingencies when it is probable that a liability to a taxing authority has been incurred and the amount of the contingency can be reasonably estimated. The current portion of uncertain income tax positions is included in “Income taxes payable” and the long-term portion is included in “Other noncurrent obligations” in the consolidated balance sheets.
Provision is made for taxes on undistributed earnings of foreign subsidiaries and related companies to the extent that such earnings are not deemed to be permanently invested.

Earnings Per Share, Policy [Policy Text Block]
Earnings per Common Share
The calculation of earnings per common share is based on the weighted-average number of the Company’s common shares outstanding for the applicable period. The calculation of diluted earnings per common share reflects the effect of all potential dilutive common shares that were outstanding during the respective periods, unless the effect of doing so is antidilutive.

RESTRUCTURING (Tables)	12 Months Ended
Dec. 31, 2010
Restructuring and Related Activities [Abstract]
2009 Restructuring Charges by Operating Segment [Table Text Block]
The impact of the charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the Company’s segment results as shown in the following table, which also reflects adjustments made in 2009 to the 2009 plan, the 2008 plan (as discussed below and in the sections titled “2008 Restructuring”) and the 2007 plan.

2009 Restructuring Charges by Operating Segment In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Electronic and Functional Materials	$48	$—	$—	$48
Coatings and Infrastructure Solutions	258	4	—	262
Performance Materials	2	—	—	2
Performance Plastics	1	—	—	1
Feedstocks and Energy	140	—	—	140
Corporate	5	64	155	224
Total 2009 restructuring charges	$454	$68	$155	$677
Adjustments to restructuring charges:
2009 - Corporate	—	13	—	13
2008 - Corporate	—	—	19	19
2007 - Agricultural Sciences	—	(15)	—	(15)
2007 - Corporate	—	—	(5)	(5)
Net 2009 restructuring charges	$454	$66	$169	$689

Restructuring Activities Related to 2009 Restructuring [Table Text Block]
The following table summarizes the activities related to the Company’s restructuring reserve:

2009 Restructuring Activities In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Restructuring charges recognized in the second quarter of 2009	$454	$68	$155	$677
Adjustment to reserve	—	13	—	13
Charges against reserve	(454)	(13)	—	(467)
Cash payments	—	—	(72)	(72)
Foreign currency impact	—	—	1	1
Reserve balance at December 31, 2009	$—	$68	$84	$152
Adjustments to reserve	21	7	1	29
Charges against reserve	(21)	(7)	—	(28)
Cash payments	—	—	(77)	(77)
Foreign currency impact	—	—	(2)	(2)
Reserve balance at December 31, 2010	$—	$68	$6	$74

Restructuring Reserve Assumed From Rohm and Haas [Table Text Block]

Restructuring Reserve Assumed from Rohm and Haas In millions	Severance Costs
Reserve balance assumed on April 1, 2009	$122
Cash payments	(43)
Adjustment to reserve	(9)
Foreign currency impact	(2)
Reserve balance at December 31, 2009	$68
Cash payments	(25)
Adjustments to reserve	(34)
Foreign currency impact	3
Reserve balance at December 31, 2010	$12

2008 Restructuring Charges By Operating Segment [Table Text Block]
The impact of the charges is shown as “Restructuring charges” in the consolidated statements of income and was reflected in the Company’s segment results as shown in the following table, which also reflects adjustments made in 2008 to the 2007 and 2006 restructuring charges.

2008 Restructuring Charges by Operating Segment
In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Electronic and Functional Materials	$10	$—	$—	$10
Coatings and Infrastructure Solutions	15	1	—	16
Performance Materials	99	21	—	120
Performance Plastics	120	2	—	122
Feedstocks and Energy	84	3	—	87
Corporate	8	101	321	430
Total 2008 restructuring charges	$336	$128	$321	$785
Adjustments to 2007 restructuring charges:
Performance Materials	—	2	—	2
Agricultural Sciences	—	3	—	3
Performance Plastics	30	20	—	50
Corporate	—	5	—	5
Adjustments to 2006 restructuring charges:
Feedstocks and Energy	—	(3)		(3)
Corporate	—	—	(3)	(3)
Net 2008 restructuring charges	$366	$155	$318	$839

Restructuring Activities Related To 2008 Restructuring [Table Text Block]
The following table summarizes the activities related to the Company’s restructuring reserve:

2008 Restructuring Activities In millions	Impairment of Long-Lived Assets and Other Assets	Costs associated with Exit or Disposal Activities	Severance Costs	Total
Restructuring charges recognized in the fourth quarter of 2008	$336	$128	$321	$785
Cash payments	—	—	(2)	(2)
Charges against reserve	(336)	—	—	(336)
Reserve balance at December 31, 2008	$—	$128	$319	$447
Adjustment to reserve	—	—	19	19
Cash payments	—	—	(287)	(287)
Foreign currency impact	—	7	2	9
Reserve balance at December 31, 2009	$—	$135	$53	$188
Adjustment to reserve	—	—	(3)	(3)
Cash payments	—	—	(27)	(27)
Foreign currency impact	—	(3)	(1)	(4)
Reserve balance at December 31, 2010	$—	$132	$22	$154

ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2010
Business Combination, Description [Abstract]
Rohm and Haas Results of Operations

Rohm and Haas Results of Operations	April 1 – Dec. 31,
In millions	2009
Net sales	$5,599
Loss from Continuing Operations Before Income Taxes	$(134)

Pro Forma Results of Operations

Pro Forma Results of Operations In millions, except per share amounts	2009	2008
Net sales	$45,853	$65,704
Net loss available for The Dow Chemical Company common stockholders	$(501)	$(317)
Loss per common share – diluted	$(0.45)	$(0.29)

Assets Acquired and Liabilities Assumed on April 1, 2009

Assets Acquired and Liabilities Assumed on April 1, 2009 In millions	Initial Valuation	2009 Adjustments to Fair Value	Dec. 31, 2009	2010 Adjustments to Fair Value	March 31, 2010
Purchase Price	$15,681	$—	$15,681	$—	$15,681
Fair Value of Assets Acquired
Current assets	$2,710	$—	$2,710	$(18)	$2,692
Property	3,930	(138)	3,792	—	3,792
Other intangible assets (1)	4,475	830	5,305	—	5,305
Other assets	1,288	32	1,320	—	1,320
Net assets of the Salt business (2)	1,475	(167)	1,308	—	1,308
Total Assets Acquired	$13,878	$557	$14,435	$(18)	$14,417
Fair Value of Liabilities and Noncontrolling Interests Assumed
Current liabilities	$1,218	$(11)	$1,207	$(1)	$1,206
Long-term debt	2,528	13	2,541	—	2,541
Accrued and other liabilities and noncontrolling interests	702	—	702	—	702
Pension benefits	1,119	—	1,119	—	1,119
Deferred tax liabilities – noncurrent	2,482	311	2,793	82	2,875
Total Liabilities and Noncontrolling Interests Assumed	$8,049	$313	$8,362	$81	$8,443
Goodwill (1)	$9,852	$(244)	$9,608	$99	$9,707
(1) See Note I for additional information.
(2) Morton International, Inc.

Deferred Tax Liabilities Assumed on April 1, 2009

Deferred Tax Liabilities Assumed on April 1, 2009 In millions	As Adjusted
Intangible assets	$1,754
Property	526
Long-term debt	191
Inventory	80
Other accruals and reserves	324
Total Deferred Tax Liabilities	$2,875

In-Process Research and Development Projects Acquired

In-Process Research and Development Projects Acquired In millions	Date of Acquisition	Estimated Value Assigned to IPR&D
2009
Lithium ion battery technology purchase	October 30, 2009	$7
2008
Germplasm from Triumph Seed Co., Inc.	February 29, 2008	$4
Germplasm from Dairyland Seed Co., Inc. and Bio-Plant Research Ltd.	August 29, 2008	23
Germplasm from Südwestsaat GbR	December 16, 2008	17
Total 2008 IPR&D		$44

DIVESTITURES (Tables)	12 Months Ended
Dec. 31, 2010
Styron Business Unit [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Divested Assets and Liabilities, Additional Disclosures

Styron Assets and Liabilities Divested on June 17, 2010 In millions	Perf Materials	Perf Plastics	Feedstocks and Energy	Corp	Total
Inventories	$172	$152	$144	$—	$468
Other current assets	291	201	23	205	720
Investment in nonconsolidated affiliate	—	158	—	—	158
Net property	277	126	8	—	411
Goodwill	111	30	—	—	141
Other noncurrent assets	—	—	—	96	96
Total assets divested	$851	$667	$175	$301	$1,994
Current liabilities	$—	$—	$—	$347	$347
Other noncurrent liabilities	—	—	—	92	92
Total liabilities divested	$—	$—	$—	$439	$439
Components of accumulated other comprehensive income divested	$—	$—	$—	$45	$45
Net value divested	$851	$667	$175	$(183)	$1,510

Rohm and Haas Salt Business [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Divested Assets and Liabilities, Additional Disclosures

Salt Business Assets and Liabilities Divested In millions	At Oct. 1, 2009
Current assets	$374
Property	434
Other intangible assets	1,151
Deferred charges and other assets	102
Assets divested	$2,061
Current liabilities	$124
Deferred income tax liabilities – noncurrent	311
Pension and other postretirement benefits	89
Other noncurrent obligations	14
Liabilities divested	$538

Calcium Chloride Business [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Divested Assets and Liabilities, Additional Disclosures

Discontinued Operations In millions	2009	2008
Net sales	$70	$153
Income before income taxes	$175	$44
Provision for income taxes	$65	$16
Income from discontinued operations, net of income taxes	$110	$28

INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2010
Inventory Disclosure [Abstract]
Schedule of Inventory, Current [Table Text Block]

Inventories at December 31 In millions	2010	2009
Finished goods	$4,289	$3,887
Work in process	1,498	1,593
Raw materials	644	671
Supplies	656	696
Total inventories	$7,087	$6,847

PROPERTY (Tables)	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Schedule of property

Property at December 31 In millions	Estimated Useful Lives (Years)	2010	2009
Land	—	$893	$942
Land and waterway improvements	15-25	1,264	1,342
Buildings	5-55	4,442	4,811
Machinery and equipment	3-20	37,224	39,983
Utility and supply lines	5-20	2,229	2,306
Other property	3-30	2,133	2,170
Construction in progress	—	3,463	2,013
Total property		$51,648	$53,567

Schedule of other items related to property

In millions	2010	2009	2008
Depreciation expense	$2,289	$2,291	$2,016
Manufacturing maintenance and repair costs	$1,949	$1,473	$1,622
Capitalized interest	$72	$61	$97

NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2010
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment [Table Text Block]

Principal Nonconsolidated Affiliates at December 31	Ownership Interest
	2010	2009	2008
Americas Styrenics LLC (1)	—	50%	50%
Compañía Mega S.A.	28%	28%	28%
Dow Corning Corporation	50%	50%	50%
EQUATE Petrochemical Company K.S.C.	42.5%	42.5%	42.5%
Equipolymers	50%	50%	50%
The Kuwait Olefins Company K.S.C.	42.5%	42.5%	42.5%
MEGlobal	50%	50%	50%
The OPTIMAL Group of Companies: (2)
OPTIMAL Chemicals (Malaysia) Sdn. Bhd.	—	—	50%
OPTIMAL Glycols (Malaysia) Sdn. Bhd.	—	—	50%
OPTIMAL Olefins (Malaysia) Sdn. Bhd.	—	—	23.75%
The SCG-Dow Group:
Siam Polyethylene Company Limited	49%	49%	49%
Siam Polystyrene Company Limited	50%	50%	50%
Siam Styrene Monomer Co., Ltd.	50%	50%	50%
Siam Synthetic Latex Company Limited	50%	50%	50%
Univation Technologies, LLC	50%	50%	50%
(1) On June 17, 2010, the Company completed the sale of its ownership interest in Americas Styrenics LLC; see Note E.
(2) On September 30, 2009, the Company completed the sale of its ownership interest in the OPTIMAL Group of Companies; see Note E.

Equity Method Investment Summarized balance sheet information [Table Text Block]

Summarized Balance Sheet Information at December 31
In millions	2010	2009
Current assets	$8,357	$6,916
Noncurrent assets	14,717	14,538
Total assets	$23,074	$21,454
Current liabilities	$4,338	$4,147
Noncurrent liabilities	11,345	10,504
Total liabilities	$15,683	$14,651
Noncontrolling interests	$647	$582

Equity Method Investment Summarized income statement information [Table Text Block]

Summarized Income Statement Information
In millions	2010 (1)	2009 (2)	2008 (3)
Sales	$14,702	$12,590	$15,508
Gross profit	$3,833	$2,910	$4,064
Net income	$2,189	$1,281	$1,940
(1) The summarized income statement information for 2010 includes the results for Americas Styrenics LLC from January 1, 2010 through June 17, 2010; see Note E.
(2) The summarized income statement information for 2009 includes the results for the OPTIMAL Group of Companies from January 1, 2009 through September 30, 2009; see Note E.
(3) The summarized income statement information for 2008 includes the results for Americas Styrenics LLC from May 1, 2008 through December 31, 2008.

Related Party Transactions Disclosure [Text Block]

Impact of Sales to MEGlobal by Operating Segment
Percent of segment sales	2010	2009	2008
Feedstocks and Energy	6%	7%	7%

GOODWILL AND OTHER INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill By Operating Segment

Goodwill	Electronic and Functional Materials	Coatings and Infrastructure Solutions	Ag Sciences	Perf Materials	Perf Plastics	Feedstocks and Energy	Total
In millions
Gross goodwill at Jan. 1, 2010	$4,967	$4,118	$1,546	$1,306	$1,463	$63	$13,463
Accumulated impairments at Jan. 1, 2010	—	—	—	(220)	(30)	—	(250)
Net goodwill at Jan. 1, 2010	$4,967	$4,118	$1,546	$1,086	$1,433	$63	$13,213
Divestitures:
Styron	—	—	—	(111)	(30)	—	(141)
Powder Coatings	—	(4)	—	—	—	—	(4)
Hydrocarbon Resins	(9)	—	—	—	—	—	(9)
Foreign currency impact	(9)	(57)	—	(9)	(17)	—	(92)
Net goodwill at Dec. 31, 2010	$4,949	$4,057	$1,546	$966	$1,386	$63	$12,967
Accumulated impairments at Dec. 31, 2010	—	—	—	216	30	—	246
Gross goodwill at Dec. 31, 2010	$4,949	$4,057	$1,546	$1,182	$1,416	$63	$13,213

Other Intangible Assets

Other Intangible Assets at December 31	2010			2009
In millions	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Intangible assets with finite lives:
Licenses and intellectual property	$1,733	$(466)	$1,267	$1,729	$(320)	$1,409
Patents	121	(95)	26	140	(107)	33
Software	965	(506)	459	875	(439)	436
Trademarks	693	(168)	525	694	(110)	584
Customer related	3,647	(492)	3,155	3,613	(261)	3,352
Other	122	(78)	44	142	(65)	77
Total other intangible assets, finite lives	$7,281	$(1,805)	$5,476	$7,193	$(1,302)	$5,891
IPR&D (1), indefinite lives	54	—	54	75	—	75
Total other intangible assets	$7,335	$(1,805)	$5,530	$7,268	$(1,302)	$5,966

(1) In-process research and development ("IPR&D") purchased in a business combination.

Schedule of Acquired Finite-Lived Intangible Assets by Major Class [Table Text Block]

Rohm and Haas Intangible Assets Acquired on April 1, 2009 In millions	Gross Carrying Amount	Weighted-average Amortization Period
Intangible assets with finite lives:
Licenses and intellectual property	$1,410	10 years
Software	73	3 years
Trademarks	513	10 years
Customer related	3,235	16 years
Total intangible assets, finite lives	$5,231	14 years
IPR&D, indefinite lives	74	-
Total intangible assets	$5,305

Schedule of Amortization Expense of Intangible Assets

Amortization Expense In millions	2010	2009	2008
Other intangible assets, excluding software	$509	$399	$92
Software, included in “Cost of sales”	$87	$76	$48

Schedule of Expected Amortization Expense [Table Text Block]	Total estimated amortization expense for the next five fiscal years is as follows:

Estimated Amortization Expense for Next Five Years In millions
2011	$616
2012	$557
2013	$537
2014	$512
2015	$494

FINANCIAL INSTRUMENTS (Tables)	9 Months Ended
Sep. 30, 2011
Financial Instruments [Abstact]
Investing Results

Investing Results
In millions	2010	2009	2008
Proceeds from sales of available-for-sale securities	$981	$593	$851
Gross realized gains	$69	$32	$56
Gross realized losses	$(26)	$(28)	$(18)

Contractual Maturities of Debt Securities

Contractual Maturities of Debt Securities at December 31, 2010
In millions	Amortized Cost	Fair Value
Within one year	$46	$46
One to five years	525	572
Six to ten years	547	585
After ten years	245	269
Total	$1,363	$1,472

Fair Value and Gross Unrealized Losses of Investments Temporarily Impaired

Temporarily Impaired Securities at December 31, 2010 (1)
	Less than 12 months
In millions	Fair Value	Unrealized Losses
Debt securities:
Government debt (2)	$62	$(2)
Corporate bonds	43	(1)
Total debt securities	$105	$(3)
Equity securities	52	(3)
Total temporarily impaired securities	$157	$(6)

(1)	Unrealized losses of 12 months or more were less than $1 million.

(2)	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.

Temporarily Impaired Securities at December 31, 2009
	Less than 12 months		12 months or more		Total
In millions	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
Government debt (1)	$217	$(4)	$—	$—	$217	$(4)
Corporate bonds	27	(1)	13	(1)	40	(2)
Total debt securities	$244	$(5)	$13	$(1)	$257	$(6)
Equity securities	40	(2)	7	(1)	47	(3)
Total temporarily impaired securities	$284	$(7)	$20	$(2)	$304	$(9)

(1)	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.

Fair Value of Financial Instruments

Fair Value of Financial Instruments at December 31
	2010				2009
In millions	Cost	Gain	Loss	Fair Value	Cost	Gain	Loss	Fair Value
Marketable securities: (1)
Debt securities:
Government debt (2)	$603	$40	$(2)	$641	$676	$25	$(4)	$697
Corporate bonds	760	72	(1)	831	868	56	(2)	922
Total debt securities	$1,363	$112	$(3)	$1,472	$1,544	$81	$(6)	$1,619
Equity securities	501	94	(3)	592	455	65	(3)	517
Total marketable securities	$1,864	$206	$(6)	$2,064	$1,999	$146	$(9)	$2,136
Long-term debt including debt due within one year (3)	$(22,360)	$175	$(2,530)	$(24,715)	$(20,234)	$126	$(1,794)	$(21,902)
Derivatives relating to:
Foreign currency	$—	$40	$(38)	$2	$—	$81	$(20)	$61
Commodities	$—	$14	$(4)	$10	$—	$5	$(18)	$(13)

(1) Included in “Other investments” in the consolidated balance sheets.
(2) U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.
(3) Cost includes fair value adjustments of  $23 million at December 31, 2010 and  $25 million at December 31, 2009.

Notional Amount of Commodity Forward Contracts

Commodity	2010	2009	Notional Volume Unit
Crude Oil	0.1	0.7	million barrels
Ethane	1.6	—	million barrels
Naphtha	—	50	kilotons
Natural Gas	2.7	2.0	million million British thermal units

Notional Amount of Other Commodity Contracts

Commodity	2010	2009	Notional Volume Unit
Ethane	3.8	0.9	million barrels
Natural Gas	12.0	2.8	million million British thermal units

Schedule Fair Values of Derivative Instruments

Fair Value of Derivative Instruments at December 31 In millions	Balance Sheet Classification	2010	2009
Asset Derivatives
Derivatives designated as hedges:
Foreign currency	Accounts and notes receivable – Other	$9	$4
Commodities	Accounts and notes receivable – Other	7	4
Total derivatives designated as hedges		$16	$8
Derivatives not designated as hedges:
Foreign currency	Accounts and notes receivable – Other	$77	$125
Commodities	Accounts and notes receivable – Other	23	28
Total derivatives not designated as hedges		$100	$153
Total asset derivatives		$116	$161
Liability Derivatives
Derivatives designated as hedges:
Foreign currency	Accounts payable – Other	$20	$3
Commodities	Accounts payable – Other	8	—
Total derivatives designated as hedges		$28	$3
Derivatives not designated as hedges:
Foreign currency	Accounts payable – Other	$64	$65
Commodities	Accounts payable – Other	16	42
Total derivatives not designated as hedges		$80	$107
Total liability derivatives		$108	$110

Schedule of Gain Loss Effect of Derivative Instruments

Effect of Derivative Instruments at December 31, 2010 In millions	Change in Unrealized Gain (Loss) in AOCI (1,2)	Income Statement Classification	Loss Reclassified from AOCI to Income (3)	Additional Gain (Loss) Recognized in Income (3,4)
Derivatives designated as hedges:
Fair value:
Interest rates	$—	Interest expense (5)	$(1)	$(2)
Cash flow:
Commodities	(10)	Cost of sales	(14)	—
Foreign currency	1	Cost of sales	—	—
Net foreign investment:
Foreign currency	(16)	n/a	—	—
Total derivatives designated as hedges	$(25)		$(15)	$(2)
Derivatives not designated as hedges:
Foreign currency (6)	$—	Sundry income – net	$—	$155
Commodities	—	Cost of sales	—	5
Total derivatives not designated as hedges	$—		$—	$160
Total derivatives	$(25)		$(15)	$158

Effect of Derivative Instruments at December 31, 2009 In millions	Change in Unrealized Loss in AOCI (1,2)	Income Statement Classification	Gain (Loss) Reclassified from AOCI to Income (3)	Additional Gain (Loss) Recognized in Income (3,4)
Derivatives designated as hedges:
Fair value:
Interest rates	$—	Interest expense (5)	$—	$(1)
Cash flow:
Interest rates	—	Cost of sales	(9)	—
Interest rates	—	Interest expense (5)	(1)	—
Commodities	(2)	Cost of sales	(306)	(1)
Foreign currency	(10)	Cost of sales	11	—
Total derivatives designated as hedges	$(12)		$(305)	$(2)
Derivatives not designated as hedges:
Foreign currency (6)	$—	Sundry income – net	$—	$(32)
Commodities	—	Cost of sales	—	3
Total derivatives not designated as hedges	$—		$—	$(29)
Total derivatives	$(12)		$(305)	$(31)

(1)	Accumulated other comprehensive income (loss) (“AOCI”).

(2)
Net unrealized gains (losses) from hedges related to interest rates and commodities are included in “Accumulated Derivative Gain (Loss) – Net hedging results” in the consolidated statements of equity; net unrealized gains (losses) from hedges related to foreign currency (net of tax) are included in “Cumulative Translation Adjustments – Translation adjustments” in the consolidated statements of equity.

(3)	Pretax amounts.

(4)	Amounts impacting income not related to AOCI reclassification; also includes immaterial amounts of hedge ineffectiveness.

(5)	Interest expense and amortization of debt discount.

(6)	Foreign currency derivatives not designated as hedges are offset by foreign exchange gains/losses resulting from the underlying exposures of foreign currency denominated assets and liabilities.

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Disclosures [Abstract]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis [Table Text Block]

Basis of Fair Value Measurements on a Recurring Basis at December 31, 2010 In millions	Quoted Prices in Active Markets for Identical Items (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Counterparty and Cash Collateral Netting (1)	Total
Assets at fair value:
Interests in trade accounts receivable conduits (2)	$—	$—	$1,267	$—	$1,267
Equity securities (3)	556	36	—	—	592
Debt securities: (3)
Government debt (4)	—	641	—	—	641
Corporate bonds	—	831	—	—	831
Derivatives relating to: (5)
Foreign currency	—	86	—	(46)	40
Commodities	12	18	—	(16)	14
Total assets at fair value	$568	$1,612	$1,267	$(62)	$3,385
Liabilities at fair value:
Derivatives relating to: (5)
Foreign currency	$—	$84	$—	$(46)	$38
Commodities	7	17	—	(20)	4
Total liabilities at fair value	$7	$101	$—	$(66)	$42

Basis of Fair Value Measurements on a Recurring Basis at December 31, 2009 In millions	Quoted Prices in Active Markets for Identical Items (Level 1)	Significant Other Observable Inputs (Level 2)	Counterparty and Cash Collateral Netting (1)	Total
Assets at fair value:
Equity securities (3)	$483	$34	$—	$517
Debt securities: (3)
Government debt (4)	—	697	—	697
Corporate bonds	—	922	—	922
Derivatives relating to: (5)
Foreign currency	—	129	(48)	81
Commodities	28	4	(27)	5
Total assets at fair value	$511	$1,786	$(75)	$2,222
Liabilities at fair value:
Derivatives relating to: (5)
Foreign currency	$—	$68	$(48)	$20
Commodities	24	18	(24)	18
Total liabilities at fair value	$24	$86	$(72)	$38
(1) Cash collateral is classified as “Accounts and notes receivable – Other” in the consolidated balance sheets. Amounts represent the estimated net settlement amount when applying netting and set-off rights included in master netting arrangements between the Company and its counterparties and the payable or receivable for cash collateral held or placed with the same counterparty.
(2) Included in “Accounts and notes receivable – Other” in the consolidated balance sheets. See Note O for additional information on transfers of financial assets.
(3) The Company’s investments in equity and debt securities are primarily classified as available-for-sale and are included in “Other investments” in the consolidated balance sheets.
(4) U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.
(5) See Note J for the classification of derivatives in the consolidated balance sheets.

Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Table Text Block]

Fair Value Measurements Using Level 3 Inputs
Interests Held in Trade Receivable Conduits (1) In millions	2010
Balance at January 1, 2010	$—
Gain included in earnings	8
Purchases, sales and settlements - North America	1,102
Purchases, sales and settlements - Europe	157
Balance at December 31, 2010	$1,267

(1) Included in “Accounts and notes receivable – Other” in the consolidated balance sheets.

Fair Value, Assets and Liabilities Measured on Nonrecurring Basis [Table Text Block]

Basis of Fair Value Measurements on a Nonrecurring Basis in 2009	Significant Other Observable Inputs	Significant Other Unobservable Inputs		Total Losses
In millions	(Level 2)	(Level 3)	Total	2009
Assets at fair value:
Long-lived and other assets	$—	$30	$30	$(464)
Net assets held for sale	1,657	—	1,657	—
Goodwill	—	—	—	(7)
Total assets at fair value	$1,657	$30	$1,687	$(471)

Basis of Fair Value Measurements on a Nonrecurring Basis in 2010	Significant Other Unobservable Inputs	Total Losses
In millions	(Level 3)	2010
Assets at fair value:
Long-lived and other assets	$—	$(75)

SUPPLEMENTARY INFORMATION (Tables)	12 Months Ended
Dec. 31, 2010
Supplementary Information [Abstract]
Sundry Income, Net [Table Text Block]

Sundry Income – Net
In millions	2010	2009	2008
Gain on sale of TRN	$—	$513	$—
Gain on sale of OPTIMAL	—	339	—
Gain on sale of Styron	27	—	—
Obligation related to past divestiture	(47)	—	—
Loss on early extinguishment of debt	(46)	(56)	—
Gain on sales of other assets and securities	166	100	91
Foreign exchange gain (loss)	(6)	1	(17)
Dividend income	—	—	3
Other – net	31	(6)	12
Total sundry income – net	$125	$891	$89

Other Supplementary Information [Table Text Block]

Other Supplementary Information
In millions	2010	2009	2008
Cash payments for interest	$1,535	$1,140	$713
Cash payments for income taxes	$598	$1,034	$864
Provision for doubtful receivables (1)	$6	$11	$20
(1) Included in “Selling, general and administrative expenses” in the consolidated statements of income.

EARNINGS PER SHARE CALCULATIONS (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Net Income [Table Text Block]

Net Income In millions	2010	2009	2008
Net income from continuing operations	$2,321	$566	$626
Income from discontinued operations, net of income taxes	—	110	28
Net income attributable to noncontrolling interests	(11)	(28)	(75)
Net income attributable to The Dow Chemical Company	$2,310	$648	$579
Preferred stock dividends	(340)	(312)	—
Net income available for common stockholders	$1,970	$336	$579

Earnings Per Share Calculation - Basic

Earnings Per Share Calculations - Basic Dollars per share	2010	2009	2008
Net income from continuing operations	$2.06	$0.54	$0.67
Income from discontinued operations, net of income taxes	—	0.10	0.03
Net income attributable to noncontrolling interests	(0.01)	(0.02)	(0.08)
Net income attributable to The Dow Chemical Company	$2.05	$0.62	$0.62
Preferred stock dividends	(0.30)	(0.30)	—
Net income available for common stockholders	$1.75	$0.32	$0.62

Earnings Per Share Calculation - Diluted

(1)	Preferred stock dividends were not added back in the calculation of diluted earnings per share because the effect of adding them back would have been antidilutive.

Earnings Per Share Calculations - Diluted Dollars per share	2010	2009	2008
Net income from continuing operations	$2.03	$0.54	$0.67
Income from discontinued operations, net of income taxes	—	0.10	0.03
Net income attributable to noncontrolling interests	(0.01)	(0.02)	(0.08)
Net income attributable to The Dow Chemical Company	$2.02	$0.62	$0.62
Preferred stock dividends (1)	(0.30)	(0.30)	—
Net income available for common stockholders	$1.72	$0.32	$0.62

Schedule of Weighted Average Number of Shares [Table Text Block]

(2)
These outstanding options to purchase shares of common stock and deferred stock awards were excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive.

(3)
Conversion of the Cumulative Convertible Perpetual Preferred Stock, Series A into shares of the Company’s common stock was excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive

Shares in millions
Weighted-average common shares - basic	1,125.9	1,043.2	930.4
Plus dilutive effect of stock options and awards	17.9	10.7	8.6
Weighted-average common shares - diluted	1,143.8	1,053.9	939.0
Stock options and deferred stock awards excluded from EPS calculations (2)	45.7	57.3	42.8
Conversion of preferred stock excluded from EPS calculations (3)	96.8	78.5	—

COMMITMENTS AND CONTINGENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Environmental Loss Contingency Disclosure [Text Block]

Accrued Obligations for Environmental Matters
In millions	2010	2009
Balance at January 1	$619	$312
Additional accruals	159	271
Assumed from Rohm and Haas	—	159
Charges against reserve	(171)	(143)
Foreign currency impact	—	20
Balance at December 31	$607	$619

Receivables for Asbestos-Related Costs

Receivables for Asbestos-Related Costs at December 31 In millions	2010	2009
Receivables for defense costs – carriers with settlement agreements	$12	$91
Receivables for resolution costs – carriers with settlement agreements	236	357
Receivables for insurance recoveries – carriers without settlement agreements	50	84
Total	$298	$532

Table of Fixed and Determinable Portion of Take-or-Pay and Throughput Obligations

Fixed and Determinable Portion of Take-or-Pay and Throughput Obligations at December 31, 2010 In millions
2011	$3,603
2012	3,261
2013	2,647
2014	2,055
2015	1,341
2016 and beyond	8,203
Total	$21,110

Table of Guarantees by Type

Guarantees at December 31, 2010 In millions	Final Expiration	Maximum Future Payments	Recorded Liability
Guarantees	2020	$445	$80
Residual value guarantees (1)	2020	391	17
Total guarantees		$836	$97

(1)
Does not include the residual value guarantee related to the Company's variable interest in an owner trust that was consolidated in the first quarter of 2010 with the adoption of ASU 2009-17; see Notes B and S.

Guarantees at December 31, 2009 In millions	Final Expiration	Maximum Future Payments	Recorded Liability
Guarantees	2020	$358	$52
Residual value guarantees	2014	695	5
Total guarantees		$1,053	$57

Schedule of Change in Asset Retirement Obligation [Table Text Block]

Asset Retirement Obligations
In millions	2010	2009
Balance at January 1	$101	$106
Additional accruals	6	7
Assumed from Rohm and Haas (1)	—	13
Sold with Salt business (2)	—	(12)
Liabilities settled	(10)	(21)
Accretion expense	1	1
Revisions in estimated cash flows	1	1
Other	—	6
Balance at December 31	$99	$101

(1)	See Note D.

(2)	See Note E.

TRANSFERS OF FINANCIAL ASSETS (Tables)	12 Months Ended
Dec. 31, 2010
North America [Member]
Tranfers of Financial Assets [Line Items]
Schedule of Sensitivity Analysis of Fair Value, Transferor's Interests in Transferred Financial Assets [Table Text Block]

Impact to Carrying Value In millions
10% adverse change	$2
20% adverse change	$5

Schedule of Certain Cash Flows Between the Company and the Conduits

Cash Proceeds
In millions	2010
Sale of receivables	$264
Collections reinvested in revolving receivables	$18,952
Interests in conduits (1)	$974
(1) Presented in "Operating Activities" in the consolidated statements of cash flows.

Europe [Member]
Tranfers of Financial Assets [Line Items]
Schedule of Certain Cash Flows Between the Company and the Conduits

Cash Proceeds
In millions	2010
Sale of receivables	$554
Collections reinvested in revolving receivables	$3,914
Interests in conduits (1)	$64
(1) Presented in "Operating Activities" in the consolidated statements of cash flows.

Asia Pacific [Member]
Tranfers of Financial Assets [Line Items]
Schedule of Certain Cash Flows Between the Company and the Third-Party Holders of the Participating Interests

Cash Proceeds
In millions	2010
Sale of participating interests	$218
Collections reinvested in revolving receivables	$195

Qualitative and Quantitative Information, Transferor's Continuing Involvement [Table Text Block]

Trade Accounts Receivable In millions	Dec 31, 2010
Derecognized from the consolidated balance sheet	$25
Outstanding in the consolidated balance sheet	281
Total accounts receivable in select Asia Pacific entities	$306

NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES (Tables)	12 Months Ended
Dec. 31, 2010
Debt Disclosure [Abstract]
Schedule of Short-term Debt [Table Text Block]

Notes Payable at December 31 In millions	2010	2009
Commercial paper	$—	$721
Notes payable to banks	1,310	1,285
Notes payable to related companies	157	131
Notes payable trade	—	2
Total notes payable	$1,467	$2,139
Year-end average interest rates	2.64%	2.18%

Schedule of Long-term Debt Instruments [Table Text Block]

Long-Term Debt at December 31 In millions	2010 Average Rate	2010	2009 Average Rate	2009
Promissory notes and debentures:
Final maturity 2010	—	$—	9.13%	$281
Final maturity 2011	5.30%	1,057	5.32%	1,054
Final maturity 2012	5.33%	2,154	5.14%	2,280
Final maturity 2013	6.05%	389	6.05%	389
Final maturity 2014	7.27%	2,096	7.60%	1,750
Final maturity 2015	5.90%	1,250	5.90%	1,250
Final maturity 2016 and thereafter	6.95%	11,260	7.95%	8,880
Other facilities:
U.S. dollar loans, various rates and maturities	1.67%	20	1.95%	35
Foreign currency loans, various rates and maturities	2.95%	998	3.65%	754
Medium-term notes, varying maturities through 2022	5.96%	2,005	6.39%	1,624
Foreign medium-term notes, various rates and maturities	—	—	4.13%	1
Euro medium-term notes, final maturity 2010	—	—	4.37%	576
Euro medium-term notes, final maturity 2011	4.63%	665	4.63%	713
Pollution control/industrial revenue bonds, varying maturities through 2038	5.68%	907	5.21%	1,114
Capital lease obligations	—	17	—	44
Unamortized debt discount	—	(458)	—	(485)
Unexpended construction funds	—	—	—	(26)
Long-term debt due within one year	—	(1,755)	—	(1,082)
Total long-term debt	—	$20,605	—	$19,152

Schedule of Maturities of Long-term Debt [Table Text Block]

Annual Installments on Long-Term Debt for Next Five Years In millions
2011	$1,755
2012	$2,886
2013	$943
2014	$2,548
2015	$1,574

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Tables)	12 Months Ended
Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Schedule of Pension Plan Disclosure

Basis of Fair Value Measurements of Pension Plan Assets at December 31, 2009	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs	Significant Unobservable Inputs
In millions	(Level 1)	(Level 2)	(Level 3)	Total
Cash and cash equivalents	$100	$730	$—	$830
Equity securities:
U.S. equity (1)	$1,774	$142	$—	$1,916
Non-U.S. equity – developed countries	2,203	922	—	3,125
Emerging markets	668	490	—	1,158
Equity derivatives	1	9	—	10
Total equity securities	$4,646	$1,563	$—	$6,209
Fixed income securities:
U.S. government and municipalities	$—	$991	$—	$991
U.S. agency and agency mortgage-backed securities	—	300	—	300
Corporate bonds – investment grade	—	1,242	—	1,242
Non-U.S. governments – developed countries	—	463	—	463
Non-U.S. corporate bonds – developed countries	—	557	—	557
Emerging market debt	—	30	—	30
Other asset-backed securities	—	156	25	181
Convertible bonds	50	386	—	436
High yield bonds	—	176	25	201
Other fixed income funds	—	878	—	878
Fixed income derivatives	(7)	(36)	—	(43)
Total fixed income securities	$43	$5,143	$50	$5,236
Alternative investments:
Real estate	$26	$46	$561	$633
Private equity	—	—	802	802
Absolute return	—	350	95	445
Total alternative investments	$26	$396	$1,458	$1,880
Other	$—	$391	$43	$434
Total assets at fair value	$4,815	$8,223	$1,551	$14,589
(1) Includes  $11 million of the Company’s common stock.

Basis of Fair Value Measurements of Pension Plan Assets at December 31, 2010	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs	Significant Unobservable Inputs
In millions	(Level 1)	(Level 2)	(Level 3)	Total
Cash and cash equivalents	$56	$751	$—	$807
Equity securities:
U.S. equity (1)	$2,038	$167	$—	$2,205
Non-U.S. equity – developed countries	2,300	932	—	3,232
Emerging markets	759	469	—	1,228
Equity derivatives	8	3	—	11
Total equity securities	$5,105	$1,571	$—	$6,676
Fixed income securities:
U.S. government and municipalities	$—	$961	$—	$961
U.S. agency and agency mortgage-backed securities	—	385	—	385
Corporate bonds – investment grade	—	1,313	—	1,313
Non-U.S. governments – developed countries	—	643	—	643
Non-U.S. corporate bonds – developed countries	—	897	—	897
Emerging market debt	—	51	—	51
Other asset-backed securities	—	217	13	230
Convertible bonds	32	385	—	417
High yield bonds	14	279	17	310
Other fixed income funds	—	208	20	228
Fixed income derivatives	—	(11)	—	(11)
Total fixed income securities	$46	$5,328	$50	$5,424
Alternative investments:
Real estate	$29	$45	$727	$801
Private equity	—	—	997	997
Absolute return	—	395	303	698
Total alternative investments	$29	$440	$2,027	$2,496
Other	$—	$408	$40	$448
Total assets at fair value	$5,236	$8,498	$2,117	$15,851
(1) Includes  $13 million of the Company’s common stock.

Schedule of Net Benefit Costs [Table Text Block]

Net Periodic Benefit Cost for All Significant Plans
	Defined Benefit Pension Plans			Other Postretirement Benefits
In millions	2010	2009	2008	2010	2009	2008
Service cost	$309	$270	$264	$15	$16	$18
Interest cost	1,098	1,081	961	111	138	117
Expected return on plan assets	(1,212)	(1,254)	(1,232)	(10)	(17)	(29)
Amortization of prior service cost (credit)	28	31	32	—	(3)	(4)
Amortization of unrecognized loss (gain)	268	106	43	(1)	(1)	(1)
Curtailment/settlement/other costs (1)	11	13	54	3	—	34
Net periodic benefit cost	$502	$247	$122	$118	$133	$135
(1) Includes  $11 million of curtailment and settlement costs recorded in 2010 related to the divestiture of Styron (see Note E). See Note C for information regarding curtailment and settlement costs recorded in 2009 and 2008.

Schedule of Amounts Recognized in Other Comprehensive Income (Loss) [Table Text Block]

Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income for All Significant Plans
	Defined Benefit Pension Plans			Other Postretirement Benefits
In millions	2010	2009	2008	2010	2009	2008
Net loss (gain)	$591	$804	$4,669	$59	$(114)	$23
Prior service cost	2	2	4	—	—	—
Amortization of prior service (cost) credit	(36)	(31)	(32)	(3)	3	4
Amortization of unrecognized (loss) gain	(271)	(119)	(43)	1	1	1
Total recognized in other comprehensive loss (income)	$286	$656	$4,598	$57	$(110)	$28
Total recognized in net periodic benefit cost and other comprehensive loss	$788	$903	$4,720	$175	$23	$163

Schedule of Change in Projected Benefit Obligations, Plan Assets and Funded Status of All Significant Plans [Table Text Block]

Change in Projected Benefit Obligations, Plan Assets and Funded Status of All Significant Plans
In millions	Defined Benefit Pension Plans		Other Postretirement Benefits
Change in projected benefit obligations	2010	2009	2010	2009
Benefit obligation at beginning of year	$19,914	$15,573	$2,079	$1,821
Service cost	309	270	15	16
Interest cost	1,098	1,081	111	138
Plan participants’ contributions	22	27	—	—
Amendments	2	2	—	—
Actuarial changes in assumptions and experience	1,133	1,718	68	(75)
Acquisition/divestiture/other activity	(53)	2,175	(1)	336
Benefits paid	(1,148)	(1,239)	(180)	(171)
Currency impact	(86)	307	3	14
Termination benefits/curtailment cost	(33)	—	—	—
Benefit obligations at end of year	$21,158	$19,914	$2,095	$2,079

Change in plan assets
Fair value of plan assets at beginning of year	$14,589	$11,573	$367	$368
Actual return on plan assets	1,724	2,155	17	56
Currency impact	(28)	279	—	—
Employer contributions	708	355	(60)	—
Plan participants’ contributions	22	27	—	—
Acquisition/divestiture/other activity	(16)	1,439	—	18
Benefits paid	(1,148)	(1,239)	(86)	(75)
Fair value of plan assets at end of year	$15,851	$14,589	$238	$367

Funded status at end of year	$(5,307)	$(5,325)	$(1,857)	$(1,712)

Net amounts recognized in the consolidated balance sheets at December 31:
Noncurrent assets	$235	$110	$—	$—
Current liabilities	(58)	(54)	(88)	(89)
Noncurrent liabilities	(5,484)	(5,381)	(1,769)	(1,623)
Net amounts recognized in the consolidated balance sheets	$(5,307)	$(5,325)	$(1,857)	$(1,712)

Pretax amounts recognized in AOCI at December 31:
Net loss (gain)	$6,696	$6,376	$(26)	$(86)
Prior service cost (credit)	182	216	(16)	(13)
Pretax balance in AOCI at end of year	$6,878	$6,592	$(42)	$(99)

Schedule of Expected Benefit Payments [Table Text Block]

Estimated Future Benefit Payments at December 31, 2010
In millions	Defined Benefit Pension Plans	Other Postretirement Benefits
2011	$1,330	$194
2012	1,156	189
2013	1,168	180
2014	1,191	172
2015	1,218	166
2016 through 2020	6,646	773
Total	$12,709	$1,674

Schedule of Allocation of Plan Assets [Table Text Block]

Strategic Weighted-Average Target Allocation of Plan Assets for All Significant Plans
Asset Category	Target Allocation
Equity securities	45%
Fixed Income securities	35%
Alternative investments	15%
Other investments	5%
Total	100%

Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Schedule of Assumptions Used [Table Text Block]

Weighted-Average Assumptions for All Pension Plans	Benefit Obligations at December 31		Net Periodic Costs for the Year
	2010	2009	2010	2009
Discount rate	5.38%	5.71%	5.71%	6.53%
Rate of increase in future compensation levels	4.13%	4.14%	4.17%	4.01%
Expected long-term rate of return on plan assets	—	—	7.74%	8.03%

Schedule of Accumulated Benefit Obligations in Excess of Fair Value of Plan Assets [Table Text Block]

Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets at December 31
In millions	2010	2009
Projected benefit obligations	$18,424	$18,113
Accumulated benefit obligations	$17,571	$17,277
Fair value of plan assets	$12,912	$12,679

Schedule of Effect of Significant Unobservable Inputs, Changes in Plan Assets [Table Text Block]

Fair Value Measurement of Level 3 Pension Plan Assets	Equity Securities	Fixed Income Securities	Alternative Investments	Other Securities	Total
In millions
Balance at January 1, 2009	$3	$28	$1,242	$20	$1,293
Acquisitions and divestitures	—	44	257	20	321
Actual return on plan assets:
Relating to assets sold during 2009	(16)	(6)	(23)	—	(45)
Relating to assets held at Dec. 31, 2009	16	13	(121)	2	(90)
Purchases, sales and settlements	(3)	(29)	99	1	68
Foreign currency impact	—	—	4	—	4
Balance at December 31, 2009	$—	$50	$1,458	$43	$1,551
Actual return on plan assets:
Relating to assets sold during 2010	$(3)	$2	$32	$—	$31
Relating to assets held at Dec. 31, 2010	2	2	162	(1)	165
Purchases, sales and settlements	1	(6)	379	(2)	372
Transfers into Level 3, net	—	2	1	—	3
Foreign currency impact	—	—	(5)	—	(5)
Balance at December 31, 2010	$—	$50	$2,027	$40	$2,117

Defined Benefit Pension Plans, U.S.
Defined Benefit Plan Disclosure [Line Items]
Schedule of Assumptions Used [Table Text Block]

Weighted-Average Assumptions for U.S. Pension Plans	Benefit Obligations at December 31		Net Periodic Costs for the Year
	2010	2009	2010	2009
Discount rate	5.51%	5.97%	5.97%	6.82%
Rate of increase in future compensation levels	4.50%	4.50%	4.50%	4.31%
Expected long-term rate of return on plan assets	—	—	8.16%	8.46%

Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Schedule of Pension Plan Disclosure

Basis of Fair Value Measurements of Other Postretirement Benefit Plan Assets at	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs
December 31, 2010
In millions	(Level 1)	(Level 2)	Total
Cash and cash equivalents	$—	$39	$39
Equity securities (1)	66	—	66
Fixed income securities	4	129	133
Total assets at fair value	$70	$168	$238
(1) Includes no common stock of the Company.

Basis of Fair Value Measurements of Other Postretirement Benefit Plan Assets at	Quoted Prices in Active Markets for Identical Items	Significant Other Observable Inputs
December 31, 2009
In millions	(Level 1)	(Level 2)	Total
Cash and cash equivalents	$—	$74	$74
Equity securities (1)	82	—	82
Fixed income securities	3	208	211
Total assets at fair value	$85	$282	$367
(1) Includes no common stock of the Company.

United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Schedule of Assumptions Used [Table Text Block]

U.S. Plan Assumptions for Other Postretirement Benefits	Benefit Obligations at December 31		Net Periodic Costs for the Year
	2010	2009	2010	2009
Discount rate	5.15%	5.69%	5.69%	7.11%
Expected long-term rate of return on plan assets	—	—	4.35%	5.15%
Initial health care cost trend rate	8.70%	9.13%	9.13%	9.71%
Ultimate health care cost trend rate	5.00%	5.00%	5.00%	6.00%
Year ultimate trend rate to be reached	2019	2019	2019	2018

Rohm And Haas [Member]
Defined Benefit Plan Disclosure [Line Items]
Schedule of Pension Plan Disclosure

Plan Assets and Obligations Acquired from Rohm and Haas on April 1, 2009 (1)
In millions	Defined Benefit Pension Plans	Other Postretirement Benefits
Fair value of plan assets	$1,439	$18
Projected benefit obligation	$2,168	$338

(1)	Does not include plan assets and obligations of Morton that were sold to K+S on October 1, 2009; see Note E.

LEASED PROPERTY (Tables)	12 Months Ended
Dec. 31, 2010
Leases [Abstract]
Minimum Operating Lease Commitments at December 31, 2010

Minimum Operating Lease Commitments at December 31, 2010 In millions
2011	$202
2012	163
2013	149
2014	126
2015	115
2016 and thereafter	1,796
Total	$2,551

VARIABLE INTEREST ENTITIES (Tables)	12 Months Ended
Dec. 31, 2010
Variable Interest Entity, Primary Beneficiary [Member]
Schedule of Variable Interest Entities, Carrying Amount of Assets and Liabilities [Table Text Block]

Assets and Liabilities of Consolidated VIEs In millions	Dec 31, 2010	Dec 31, 2009
Current assets (restricted 2010: $228)	$228	$102
Property (restricted 2010: $1,388)	1,388	455
Other noncurrent assets (restricted 2010: $122)	122	81
Total assets	$1,738	$638
Current liabilities (nonrecourse 2010: $190)	$837	$183
Long-term debt (nonrecourse 2010: $167)	513	125
Other noncurrent liabilities (nonrecourse 2010: $64)	64	43
Total liabilities	$1,414	$351

Assets and Liabilities of Newly Consolidated Variable Interest Entities Included in the Consolidated Balance Sheet [Member]
Schedule of Variable Interest Entities, Carrying Amount of Assets and Liabilities [Table Text Block]

Assets and Liabilities of Newly Consolidated VIEs Included in the Consolidated Balance Sheet In millions	Jan 1, 2010
Current assets	$37
Property	209
Other noncurrent assets	3
Total assets	$249
Current liabilities	$76
Long-term debt	346
Total liabilities	$422

STOCK-BASED COMPENSATION (Tables)	12 Months Ended
Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]

	2010	2009	2008
Dividend yield	2.5%	3.8%	4.4%
Expected volatility	47.35%	43.78%	29.57%
Risk-free interest rate	1.28%	1.61%	3.42%
Expected life of stock options granted during period (years)	6.5	6.25	6
Life of Employees’ Stock Purchase Plan (months)	5	9	6.5

Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]

Stock Options	2010
Shares in thousands	Shares	Exercise Price (1)
Outstanding at beginning of year	60,244	$34.22
Granted	8,488	$27.79
Exercised	(3,103)	$21.39
Forfeited/Expired	(4,806)	$35.80
Outstanding at end of year	60,823	$33.85
Remaining contractual life in years		5.41
Aggregate intrinsic value in millions	$336	—
Exercisable at end of year	42,188	$38.93
Remaining contractual life in years		4.18
Aggregate intrinsic value in millions	$103	—

(1)	Weighted-average per share

Schedule of value of stock option plans

Additional Information about Stock Options In millions, except per share amounts	2010	2009	2008
Weighted-average fair value per share of options granted	$9.17	$2.60	$8.88
Total compensation expense for stock option plans	$72	$46	$79
Related tax benefit	$27	$17	$29
Total amount of cash received from the exercise of options	$66	—	$40
Total intrinsic value of options exercised (1)	$30	—	$12
Related tax benefit	$11	—	$4

(1)	Difference between the market price at exercise and the price paid by the employee to exercise the options

Employees' Stock Purchase Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Share-based Compensation, Employee Stock Purchase Plan, Activity [Table Text Block]

Employees’ Stock Purchase Plan	2010
Shares in thousands	Shares	Exercise Price (1)
Outstanding at beginning of year	—	—
Granted	13,753	$18.09
Exercised	(12,359)	$18.09
Forfeited/Expired	(1,394)	$18.09
Outstanding and exercisable at end of year	—	—

(1)	Weighted-average per share

Schedule of value of employees' stock purchase plan

Additional Information about ESPP In millions, except per share amounts	2010	2009	2008
Weighted-average fair value per share of purchase rights granted	$11.90	$1.00	$4.33
Total compensation expense for ESPP	$164	$10	$20
Related tax benefit	$61	$4	$7
Total amount of cash received from the exercise of purchase rights	$224	$137	$32
Total intrinsic value of purchase rights exercised (1)	$147	$38	$3
Related tax benefit	$54	$14	$1

(1)	Difference between the market price at exercise and the price paid by the employee to exercise the purchase rights

Deferred Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Nonvested Performance-based Units Activity [Table Text Block]

Deferred Stock	2010
Shares in thousands	Shares	Grant Date Fair Value (1)
Nonvested at beginning of year	12,213	$27.91
Granted	4,630	$27.89
Vested	(1,305)	$52.28
Canceled	(287)	$24.48
Nonvested at end of year	15,251	$25.89

(1)	Weighted-average per share

Schedule of value of deferred stock [Text Block]

Additional Information about Deferred Stock In millions, except per share amounts	2010	2009	2008
Weighted-average fair value per share of deferred stock granted	$27.89	$11.70	$38.38
Total fair value of deferred stock vested and delivered (1)	$38	$20	$11
Related tax benefit	$14	$7	$4
Total compensation expense for deferred stock awards	$123	$80	$95
Related tax benefit	$46	$30	$35

(1)	Includes the fair value of shares vested in prior years and delivered in the reporting year

Performance Deferred Stock Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Nonvested Performance-based Units Activity [Table Text Block]

Performance Deferred Stock	2010
Shares in thousands	Shares	Grant Date Fair Value (1)
Nonvested at beginning of year	3,356	$24.54
Granted	875	$27.79
Vested	(1,045)	$38.38
Canceled	(54)	$26.02
Nonvested at end of year	3,132	$20.72

(1)	Weighted-average per share

Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value [Table Text Block]

Performance Deferred Stock Awards		Target Shares Granted (1)	Grant Date Fair Value (2)
Shares in millions	Performance Period
2010	January 1, 2010 – December 31, 2012	0.9	$27.79
2009	October 1, 2009 – September 30, 2011	1.1	$26.39
2009	January 1, 2009 – December 31, 2011	1.2	$9.53
2008	January 1, 2008 – December 31, 2010	1.1	$38.62

(1)	At the end of the performance period, the actual number of shares issued can range from zero to 250 percent of the target shares granted.

(2)	Weighted-average per share

Schedule of Additional Information About Performance Deferred Stock [Table Text Block]

Additional Information about Performance Deferred Stock
In millions	2010	2009	2008
Total fair value of performance deferred stock vested and delivered (1)	$28	$1	$166
Related tax benefit	$10	—	$62
Total compensation expense for performance deferred stock awards (2)	$143	$(7)	$17
Related tax benefit	$53	$(2)	$6

(1)	Includes the fair value of shares vested in prior years and delivered in the reporting year.

(2)	Compensation expense in 2010 includes $25 million related to the modification of equity instruments to liability instruments for certain executive employees.

STOCKHOLDERS' EQUITY (Tables)	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Note [Abstract]
Reserved Treasury Stock

Reserved Treasury Stock at December 31
Shares in millions	2010	2009	2008
Stock option and deferred stock plans	5.1	12.2	57.0

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2010
Income Tax Expense (Benefit) [Abstract]
Schedule of Domestic and Foreign Components of Income from Continuing Operations Before Income Taxes

Domestic and Foreign Components of Income from Continuing Operations Before Income Taxes
In millions	2010	2009	2008
Domestic	$(821)	$(290)	$(1,290)
Foreign	3,623	759	2,567
Total	$2,802	$469	$1,277

Reconciliation to U.S. Statutory Rate

Reconciliation to U.S. Statutory Rate
In millions	2010	2009	2008
Taxes at U.S. statutory rate	$981	$164	$447
Equity earnings effect	(272)	(266)	(309)
Foreign income taxed at rates other than 35% (1)	(262)	(121)	261
U.S. tax effect of foreign earnings and dividends	118	210	164
Goodwill impairment losses	—	3	75
Change in valuation allowances	(34)	9	60
Unrecognized tax benefits	(52)	21	31
Federal tax accrual adjustments	(13)	(119)	29
Other – net	15	2	(107)
Total tax provision (credit)	$481	$(97)	$651
Effective tax rate	17.2%	(20.7)%	51.0%
(1) Includes the tax provision for statutory taxable income in foreign jurisdictions for which there is no corresponding amount in “Income from Continuing Operations Before Income Taxes.”

Schedule of Provision (Credit) for Income Taxes

Provision (Credit) for Income Taxes
	2010			2009			2008
In millions	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$(576)	$445	$(131)	$65	$(538)	$(473)	$3	$(541)	$(538)
State and local	(36)	(21)	(57)	27	(15)	12	6	(17)	(11)
Foreign	765	(96)	669	463	(99)	364	918	282	1,200
Total	$153	$328	$481	$555	$(652)	$(97)	$927	$(276)	$651

Schedule of Deferred Tax Balances

Deferred Tax Balances at December 31	2010		2009
In millions	Deferred Tax Assets (1)	Deferred Tax Liabilities	Deferred Tax Assets (1)	Deferred Tax Liabilities (2)
Property	$629	$3,084	$20	$2,698
Tax loss and credit carryforwards	1,957	—	2,414	—
Postretirement benefit obligations	3,282	1,099	3,097	1,039
Other accruals and reserves	2,101	545	1,963	227
Intangibles	182	1,615	40	1,909
Inventory	149	277	185	182
Long-term debt	3	393	8	65
Investments	174	136	103	21
Other – net	986	342	460	180
Subtotal	$9,463	$7,491	$8,290	$6,321
Valuation allowances	(682)	—	(721)	—
Total	$8,781	$7,491	$7,569	$6,321
(1) Included in current deferred tax assets are prepaid tax assets totaling  $100 million in 2010 and  $151 million in 2009.
(2) The Company assumed  $2,875 million of deferred tax liabilities with the April 1, 2009 acquisition of Rohm and Haas; see Note D.

Schedule of Total Gross Unrecognized Tax Benefits

Total Gross Unrecognized Tax Benefits
In millions	2010	2009	2008
Balance at January 1	$650	$736	$892
Increases related to positions taken on items from prior years	8	57	41
Decreases related to positions taken on items from prior years	(33)	(25)	(191)
Increases related to positions taken in the current year	24	71	34
Settlement of uncertain tax positions with tax authorities	(300)	(172)	(29)
Decreases due to expiration of statutes of limitations	(30)	(17)	(11)
Balance at December 31	$319	$650	$736

Schedule of Tax Years Subject to Examination by Major Tax Jurisdiction

Tax Years Subject to Examination by Major Tax Jurisdiction at December 31
	Earliest Open Year
Jurisdiction	2010	2009
Argentina	2004	2003
Brazil	2005	2004
Canada	2006	2002
France	2008	2007
Germany	2002	2002
Italy	2005	2004
The Netherlands	2009	2008
Spain	2004	2004
Switzerland	2008	2008
United Kingdom	2008	2007
United States:
Federal income tax	2004	2004
State and local income tax	1996	1989

OPERATING SEGMENTS AND GEOGRAPHIC AREAS (Tables)	12 Months Ended
Dec. 31, 2010
Segment Reporting [Abstract]
Schedule of Operating Segments

Operating Segment Information
In millions	Electronic and Functional Materials	Coatings and Infra- structure Solutions	Ag Sciences	Perf Materials	Perf Plastics	Feedstocks and Energy	Corp	Total
2010
Sales to external customers	$4,203	$6,596	$4,869	$13,957	$15,260	$8,457	$332	$53,674
Intersegment revenues	—	9	—	97	2	37	(145)	—
Equity in earnings of nonconsolidated affiliates	106	343	2	16	254	407	(16)	1,112
Restructuring charges (1)	8	20	—	—	—	—	(2)	26
Acquisition and integration related expenses (2)	—	—	—	—	—	—	143	143
Asbestos-related credit (3)	—	—	—	—	—	—	(54)	(54)
EBITDA (4)	1,052	1,230	640	1,714	3,565	471	(1,472)	7,200
Total assets	11,642	12,447	5,528	11,376	12,634	5,412	10,549	69,588
Investment in nonconsolidated affiliates	357	1,099	42	167	1,602	97	89	3,453
Depreciation and amortization	448	638	147	627	760	216	126	2,962
Capital expenditures	221	239	245	621	202	602	—	2,130
2009
Sales to external customers	$3,074	$5,598	$4,522	$11,780	$12,862	$6,346	$693	$44,875
Intersegment revenues	—	—	—	76	—	27	(103)	—
Equity in earnings of nonconsolidated affiliates	79	215	2	46	101	195	(8)	630
Goodwill impairment loss (5)	—	—	—	7	—	—	—	7
Restructuring charges (1)	48	262	(15)	2	1	140	251	689
IPR&D (6)	—	—	—	—	—	—	7	7
Acquisition and integration related expenses (2)	—	—	—	—	—	—	166	166
EBITDA (4)	654	604	573	1,568	2,120	477	(1,168)	4,828
Total assets	11,164	11,827	5,477	11,092	12,294	5,542	8,622	66,018
Investment in nonconsolidated affiliates	307	1,068	38	263	1,517	9	22	3,224
Depreciation and amortization	344	540	137	696	733	242	135	2,827
Capital expenditures	97	238	166	576	90	473	43	1,683
2008
Sales to external customers	$1,606	$4,512	$4,535	$16,082	$17,536	$12,781	$309	$57,361
Intersegment revenues	—	—	—	120	1	41	(162)	—
Equity in earnings of nonconsolidated affiliates	118	251	4	54	112	256	(8)	787
Goodwill impairment losses (5)	—	—	—	209	30	—	—	239
Restructuring charges (1)	10	16	3	122	172	84	432	839
IPR&D (6)	—	—	44	—	—	—	—	44
Acquisition and integration related expenses (2)	—	—	—	—	—	—	49	49
Asbestos-related credit (3)	—	—	—	—	—	—	(54)	(54)
EBITDA (4)	353	610	872	1,020	2,017	207	(1,004)	4,075
Total assets	2,064	4,420	4,676	10,345	9,794	5,279	8,896	45,474
Investment in nonconsolidated affiliates	240	831	41	297	1,459	317	19	3,204
Depreciation and amortization	106	258	111	615	757	258	131	2,236
Capital expenditures	170	255	191	781	247	627	5	2,276

(1)	See Note C for information regarding restructuring charges.

(2)	See Note D for information regarding acquisition and integration related expenses.

(3)	See Note N for information regarding asbestos-related credits.

(4)	A reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes” is provided below.

(5)	See Note I for information regarding the goodwill impairment losses.

(6)	See Note D for information regarding purchased in-process research and development.

Reconciliation of EBITDA to Income Before Income Taxes

Reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes” In millions	2010	2009	2008
EBITDA	$7,200	$4,828	$4,075
- Depreciation and amortization	2,962	2,827	2,236
+ Interest income	37	39	86
- Interest expense and amortization of debt discount	1,473	1,571	648
Income from Continuing Operations Before Income Taxes	$2,802	$469	$1,277

Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]

Geographic Area Information	United States	Europe, Middle East and Africa (1)	Rest of World	Total
In millions
2010
Sales to external customers	$17,497	$18,464	$17,713	$53,674
Long-lived assets (2)	$8,393	$4,501	$4,774	$17,668
2009
Sales to external customers	$14,145	$16,010	$14,720	$44,875
Long-lived assets (2)	$9,212	$4,021	$4,908	$18,141
2008
Sales to external customers	$18,306	$22,910	$16,145	$57,361
Long-lived assets (2)	$7,631	$3,302	$3,361	$14,294

(1)
Sales to customers in the Middle East and Africa, previously reported in Rest of World, are now aligned with Europe, Middle East and Africa; prior period sales have been adjusted to reflect this realignment.

(2)	Long-lived assets in Germany represented 9 percent of the total at December 31, 2010, 11 percent of the total at December 31, 2009 and 14 percent of the total at December 31, 2008.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010 segments years manufacturingsites countries products brinesandwells wells employees
Amortization Period for Cost Capitalized on Asset Retirement Obligations (in years)	10
Sales Revenue, Goods, Net, Percentage	99.00%
Sales Revenue, Non Goods, Net, Percentage	1.00%
From Deferred Charges and Other Assets to Other Current Assets [Member]
Prior Period Reclassification Adjustment	$ 349

RECENT ACCOUNTING GUIDANCE RECENT ACCOUNTING GUIDANCE (Details) (USD $) In Millions	Dec. 31, 2010	Jan. 02, 2010	Dec. 31, 2009	Dec. 31, 2008
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Accounts Receivable classified as secured borrowings, outstanding		$ 915
Maximum amount of receivables available for participation in programs		1,939
Assets	69,588		66,018	45,474
Stockholders' Equity Attributable to Noncontrolling Interest	803		569
Retained Earnings (Accumulated Deficit)	17,736		16,704
Accounting Standards Update 2009-17 [Member]
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Assets		793
Liabilities		941
Stockholders' Equity Attributable to Noncontrolling Interest		100
Retained Earnings (Accumulated Deficit)		$ 248

RESTRUCTURING (2009 Restructuring - Restructuring Charges) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended						3 Months Ended				6 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	18 Months Ended		3 Months Ended												12 Months Ended				3 Months Ended													12 Months Ended			3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		15 Months Ended	27 Months Ended	3 Months Ended	12 Months Ended		3 Months Ended								12 Months Ended						3 Months Ended		12 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2010 2009 Restructuring Plan [Member] employees	Jun. 30, 2010 2009 Restructuring Plan [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member] employees	Jun. 30, 2009 2009 Restructuring Plan [Member] years	Dec. 31, 2009 2009 Restructuring Plan [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Employee Severance [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Employee Severance [Member] employees	Mar. 31, 2010 2009 Restructuring Plan [Member] Electronic and Functional Materials [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Electronic and Functional Materials [Member]	Jun. 30, 2010 2009 Restructuring Plan [Member] Coatings and Infrastructure Solutions [Member]	Mar. 31, 2010 2009 Restructuring Plan [Member] Coatings and Infrastructure Solutions [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Coatings and Infrastructure Solutions [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Performance Materials [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Peformance Plastics [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Feedstocks and Energy [Member]	Jun. 30, 2010 2009 Restructuring Plan [Member] Corporate [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Corporate [Member]	Mar. 31, 2010 Certain Acrylic Monomer And Specialty Latex Assets Divestiture As Condition To the Acquisition of ROH [Member]	Jun. 30, 2009 Certain Acrylic Monomer And Specialty Latex Assets Divestiture As Condition To the Acquisition of ROH [Member] Coatings and Infrastructure Solutions [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Mar. 31, 2010 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member] Electronic and Functional Materials [Member]	Jun. 30, 2009 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member] Coatings and Infrastructure Solutions [Member]	Jun. 30, 2009 Capital Project Spending, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Capital Project Spending, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Other Assets, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Other Assets, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Environmental Remediation and Asbestos Abatement, Exit or Disposal Activities [Member] Corporate [Member]	Jun. 30, 2009 Shutdown of a Number of hydrocarbons and chemical facilities [Member] Feedstocks and Energy [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] employees	Dec. 31, 2008 2008 Restructuring Plan [Member] employees	Dec. 31, 2010 2008 Restructuring Plan [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member]	Mar. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Electronic and Functional Materials [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Coatings and Infrastructure Solutions [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Performance Materials [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Peformance Plastics [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Feedstocks and Energy [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Corporate [Member]	Mar. 31, 2009 2008 Restructuring Plan [Member] Corporate [Member] employees	Dec. 31, 2008 2008 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2009 Corporate-2008, Adjustments to Restructuring Charges [Member]	Dec. 31, 2009 Corporate-2008, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Corporate-2008, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Corporate-2008, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Performance Materials [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Peformance Plastics [Member]	Dec. 31, 2009 2007 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Corporate [Member]	Jun. 30, 2009 2007 Restructuring Plan [Member] Agricultural Sciences [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Agricultural Sciences [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2010 Electronic and Functional Materials [Member]		Dec. 31, 2009 Electronic and Functional Materials [Member]		Dec. 31, 2008 Electronic and Functional Materials [Member]		Dec. 31, 2010 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2009 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2008 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2010 Performance Materials [Member]		Dec. 31, 2009 Performance Materials [Member]		Dec. 31, 2008 Performance Materials [Member]		Dec. 31, 2010 Peformance Plastics [Member]		Dec. 31, 2009 Peformance Plastics [Member]		Dec. 31, 2008 Peformance Plastics [Member]		Dec. 31, 2010 Feedstocks and Energy [Member]		Dec. 31, 2009 Feedstocks and Energy [Member]		Dec. 31, 2008 Feedstocks and Energy [Member]		Dec. 31, 2010 Corporate [Member]		Dec. 31, 2009 Corporate [Member]		Dec. 31, 2008 Corporate [Member]		Dec. 31, 2010 Agricultural Sciences [Member]		Dec. 31, 2009 Agricultural Sciences [Member]		Dec. 31, 2008 Agricultural Sciences [Member]
Restructuring Cost and Reserve [Line Items]
Severance payments, time period										2
Number of planned positions to be eliminated																					2,500
Restructuring charges	$ 26	[1]	$ 689	[1]	$ 839	[1]		$ 13		$ 677	$ 13	$ 29	$ 689									$ 8	$ 48	$ 12	$ 8	$ 262	$ 2	$ 1	$ 140	$ 1	$ 224			$ 13																$ 785		$ 19	$ 839															$ 10	$ 16	$ 120	$ 122	$ 87			$ 430	$ 19						$ 50					$ (15)	$ 3							$ (5)	$ 5							$ 8	[1]	$ 48	[1]	$ 10	[1]	$ 20	[1]	$ 262	[1]	$ 16	[1]	$ 0	[1]	$ 2	[1]	$ 122	[1]	$ 0	[1]	$ 1	[1]	$ 172	[1]	$ 0	[1]	$ 140	[1]	$ 84	[1]	$ (2)	[1]	$ 251	[1]	$ 432	[1]	$ 0	[1]	$ (15)	[1]	$ 3	[1]
Asset write-downs and write-offs			464					5		454			454										48			258	2	1	140		5	8	205					8	96	26	46	48	20	13	7	5		126		336			366															10	15	99	120	84			8
Exit or disposal activities								7		68			66										0			4	0	0	0		64																64			128			155															0	1	21	2	3			101
Severance costs								1		155			169										0			0	0	0	0		155																			321			318															0	0	0	0	0			321
Adjustment to reserve														0	21	13	7	0	1																0	13	0														(3)				0	0		0	0						19	(3)	19						(3)				0	0	19	5	2		(5)	5	(15)	3			0	0	(15)	3	0	0			0	0	0	5	(5)	0
Restructuring reserve, settled with cash											(72)	(77)		0	0	0	0	(72)	(77)	(149)																														(2)	(27)	(287)		0	0	0	0	0	0	(2)	(27)	(287)	(289)	(316)
Restructuring reserve, ending balance							$ 74		$ 152		$ 152	$ 74	$ 152	$ 0	$ 0	$ 68	$ 68	$ 84	$ 6	$ 6																													$ 188	$ 447	$ 154	$ 188	$ 447	$ 0	$ 0	$ 0	$ 128	$ 132	$ 135	$ 319	$ 22	$ 53	$ 53	$ 22
Restructuring and Related Cost, Expected Number of Positions Eliminated							189		1,221																																								293	3,000																								500

[1]	See Note C for information regarding restructuring charges.

RESTRUCTURING RESTRUCTURING (2009 Restructuring - Restructuring Reserve) (Details) (USD $) In Millions	12 Months Ended						6 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended	18 Months Ended	12 Months Ended	3 Months Ended		12 Months Ended						3 Months Ended		6 Months Ended	12 Months Ended		3 Months Ended			12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2009 2009 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Jun. 30, 2010 2009 Restructuring Plan [Member] Corporate [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2010 Corporate [Member]		Dec. 31, 2009 Corporate [Member]		Dec. 31, 2008 Corporate [Member]		Jun. 30, 2010 2009 Restructuring Plan [Member]	Jun. 30, 2009 2009 Restructuring Plan [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member]	Dec. 31, 2010 2009 Restructuring Plan [Member]	Dec. 31, 2009 2009 Restructuring Plan [Member]	Mar. 31, 2010 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Shutdown of a Small Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Corporate-2009, Adjustments to Restructuring Charges [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring charges	$ 26	[1]	$ 689	[1]	$ 839	[1]											$ 1	$ 224	$ (2)	[1]	$ 251	[1]	$ 432	[1]	$ 13	$ 677	$ 13	$ 29	$ 689				$ 13
Asset write-downs and write-offs			464															5							5	454			454	8	96	26
Exit or disposal activities																		64							7	68			66
Severance costs																		155							1	155			169
Adjustment to reserve							0	21	0	13	7	13	0	1		0
Restructuring Reserve [Roll Forward]
Restructuring reserve, beginning balance								0			68			84														152
Adjustment to reserve							0	21	0	13	7	13	0	1		0
Charges against reserve							(454)	(21)		(13)	(7)		0	0													(467)	(28)
Cash payments							0	0		0	0		(72)	(77)	(149)												(72)	(77)
Foreign currency impact							0	0		0	0		1	(2)													1	(2)
Restructuring reserve, ending balance							$ 0	$ 0		$ 68	$ 68		$ 84	$ 6	$ 6												$ 152	$ 74	$ 152

[1]	See Note C for information regarding restructuring charges.

RESTRUCTURING (Restructuring Reserve Assumed from Rohm and Haas) (Details) (Restructuring Reserve Assumed From Rohm and Haas [Member], USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended	3 Months Ended					3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2010 Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 employees	Dec. 31, 2009 employees	Jun. 30, 2009 employees	Dec. 31, 2010 Severance For Remaining Employees [Member]	Dec. 31, 2010 Termination Benefits for Former Employees [Member]	Dec. 31, 2009 Employee Severance [Member]	Dec. 31, 2009 Employee Severance [Member]	Dec. 31, 2009 Employee Severance [Member]	Dec. 31, 2010 Employee Severance [Member]	Apr. 02, 2009 Employee Severance [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring and Related Cost, Expected Number of Positions Eliminated			44	552
Number of planned positions to be eliminated					1,255
Restructuring Reserve [Roll Forward]
Restructuring reserve assumed												$ 122
Restructuring reserve, beginning balance						7	5				68
Cash payments										(43)	(25)
Adjustment to reserve	(10)	(24)						(9)	(9)		(34)
Foreign currency impact									(2)		3
Restructuring reserve, ending balance						$ 7	$ 5	$ 68	$ 68	$ 68	$ 12

RESTRUCTURING (2008 Restructuring - Restructuring Charges) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended						3 Months Ended		12 Months Ended						3 Months Ended			12 Months Ended						3 Months Ended	12 Months Ended							3 Months Ended					12 Months Ended						3 Months Ended				12 Months Ended							3 Months Ended							12 Months Ended							3 Months Ended			12 Months Ended		3 Months Ended			12 Months Ended	3 Months Ended	12 Months Ended							3 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		15 Months Ended	27 Months Ended	3 Months Ended												12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Jun. 30, 2009 Shutdown of Small Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Electronic and Functional Materials [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Electronic and Functional Materials [Member]	Dec. 31, 2010 Electronic and Functional Materials [Member]		Dec. 31, 2009 Electronic and Functional Materials [Member]		Dec. 31, 2008 Electronic and Functional Materials [Member]		Jun. 30, 2009 Shutdown of Small Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Coatings and Infrastructure Solutions [Member]	Dec. 31, 2008 Styrene and Styrene derivates Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Coatings and Infrastructure Solutions [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Coatings and Infrastructure Solutions [Member]	Dec. 31, 2010 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2009 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2008 Coatings and Infrastructure Solutions [Member]		Jun. 30, 2009 2007 Restructuring Plan [Member] Agricultural Sciences [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Agricultural Sciences [Member]	Dec. 31, 2010 Agricultural Sciences [Member]		Dec. 31, 2009 Agricultural Sciences [Member]		Dec. 31, 2008 Agricultural Sciences [Member]		Dec. 31, 2008 NORDEL Hydrocarbon Rubber Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Peformance Plastics [Member]	Dec. 31, 2008 Styrene and Styrene derivates Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Peformance Plastics [Member]	Dec. 31, 2008 Petrochemical Complex, Impairment of Long Lived Assets and Other Assets [Member] Peformance Plastics [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Peformance Plastics [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Peformance Plastics [Member]	Dec. 31, 2010 Peformance Plastics [Member]		Dec. 31, 2009 Peformance Plastics [Member]		Dec. 31, 2008 Peformance Plastics [Member]		Dec. 31, 2008 Chlor-alkali Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Feedstocks and Energy [Member]	Dec. 31, 2008 Ethylene Oxide/Ethylene Glycol EO/EG, Impairment of Long Lived Assets and Other Assets [Member] Feedstocks and Energy [Member]	Dec. 31, 2008 Styrene and Styrene derivates Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Feedstocks and Energy [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Feedstocks and Energy [Member]	Dec. 31, 2008 Restructuring Plan 2006 [Member] Feedstocks and Energy [Member]	Dec. 31, 2010 Feedstocks and Energy [Member]		Dec. 31, 2009 Feedstocks and Energy [Member]		Dec. 31, 2008 Feedstocks and Energy [Member]		Dec. 31, 2008 Impacting Performance Materials and Corporate [Member] 2008 Restructuring Plan [Member] Environmental Remediation and Asbestos Abatement, Exit or Disposal Activities [Member]	Dec. 31, 2008 NORDEL Hydrocarbon Rubber Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Performance Materials [Member]	Dec. 31, 2008 Automotive Sealants Business, Impairment of Long Lived Assets and Other Assets [Member] Performance Materials [Member]	Dec. 31, 2008 Styrene and Styrene derivates Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Performance Materials [Member]	Dec. 31, 2008 Solution Vinyl Resin Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Performance Materials [Member]	Dec. 31, 2008 Perchloroethylene/Carbon Tetrachloride Manufacturing Facility, Impairment of Long Lived Assets and Other Assets [Member] Performance Materials [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Performance Materials [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Performance Materials [Member]	Dec. 31, 2010 Performance Materials [Member]		Dec. 31, 2009 Performance Materials [Member]		Dec. 31, 2008 Performance Materials [Member]		Dec. 31, 2008 Styrene and Styrene derivates Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member] Corporate [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Pension Curtailment Costs and Termination Benefits, Exit or Disposal Activities [Member] Corporate [Member]	Mar. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Corporate [Member]	Mar. 31, 2009 2008 Restructuring Plan [Member] Corporate [Member] employees	Dec. 31, 2008 2008 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2008 Restructuring Plan 2006 [Member] Corporate [Member]	Dec. 31, 2009 2007 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2010 Corporate [Member]		Dec. 31, 2009 Corporate [Member]		Dec. 31, 2008 Corporate [Member]		Dec. 31, 2009 2008 Restructuring Plan [Member] employees	Dec. 31, 2008 2008 Restructuring Plan [Member] employees	Dec. 31, 2010 2008 Restructuring Plan [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2008 Plant closures and impairments [Member]	Dec. 31, 2008 Styrene and Styrene derivates Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 NORDEL Hydrocarbon Rubber Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member]	Mar. 31, 2010 Shutdown of Small Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Shutdown of Small Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Shutdown of Small Manufacturing Facilities, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Capital Project Spending, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Capital Project Spending, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Spare Parts, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Catalysts, Impairment of Long Lived Assets and Other Assets [Member]	Jun. 30, 2009 Other Assets, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Other Assets, Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 2007 Restructuring Plan [Member]	Dec. 31, 2008 Performance Materials-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Performance Materials-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Performance Materials-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Performance Materials-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Agricultural Sciences-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Performance Plastics-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Performance Plastics-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Performance Plastics-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Performance Plastics-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 Corporate-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Corporate-2007, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Feedstocks and Energy-2006, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Feedstocks and Energy-2006, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Feedstocks and Energy-2006, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Feedstocks and Energy-2006, Adjustments to Restructuring Charges [Member] Employee Severance [Member]	Dec. 31, 2008 Corporate-2006, Adjustments to Restructuring Charges [Member]	Dec. 31, 2008 Corporate-2006, Adjustments to Restructuring Charges [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 Corporate-2006, Adjustments to Restructuring Charges [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 Corporate-2006, Adjustments to Restructuring Charges [Member] Employee Severance [Member]
Restructuring charges	$ 26	[1]	$ 689	[1]	$ 839	[1]		$ 10	$ 8	[1]	$ 48	[1]	$ 10	[1]			$ 16	$ 20	[1]	$ 262	[1]	$ 16	[1]			$ 0	[1]	$ (15)	[1]	$ 3	[1]				$ 122	$ 50	$ 0	[1]	$ 1	[1]	$ 172	[1]				$ 87		$ 0	[1]	$ 140	[1]	$ 84	[1]							$ 120		$ 0	[1]	$ 2	[1]	$ 122	[1]								$ 430	$ (3)			$ (2)	[1]	$ 251	[1]	$ 432	[1]		$ 785		$ 19	$ 839																									$ 2				$ (15)	$ 3							$ 50				$ (5)	$ 5							$ (3)				$ (3)
Asset write-downs and write-offs			464				46	10							48	2	15															22	6	83	120								31	30	14	84									14	8	10	26	11	99								5							8											336			366												288	37	36	8	96	26	20	13	9	6	7	5
Exit or disposal activities								0									1																		2											3								40						21									88						101											128			155
Severance costs								0									0																		0											0														0															321											321			318
Adjustment to reserve																								(15)	3																						(3)														2									19	(3)	19	(3)				(5)	5									(3)				0	0		0	0																		5		0	2	0			0	0	(15)	3	0	0		30	20	0			0	0	0	5	(5)	0		0	(3)			0	0	(3)
Restructuring and Related Cost, Expected Number of Positions Eliminated																																																																										500											293	3,000
Loss on sale of inventory associated with divestiture	166		100		91																																																																																	(15)
Restructuring reserve, settled with cash																																																																																						(2)	(27)	(287)		0	0	0	0	0	0	(2)	(27)	(287)	(289)	(316)
Restructuring reserve, ending balance																																																																																					$ 188	$ 447	$ 154	$ 188	$ 447	$ 0	$ 0	$ 0	$ 128	$ 132	$ 135	$ 319	$ 22	$ 53	$ 53	$ 22

[1]	See Note C for information regarding restructuring charges.

RESTRUCTURING RESTRUCTURING (2008 Restructuring - Restructuring Reserve) (Details) (USD $) In Millions	12 Months Ended						3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		15 Months Ended	27 Months Ended	3 Months Ended	12 Months Ended		3 Months Ended		12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2008 2008 Restructuring Plan [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Impairment of Long Lived Assets and Other Assets [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Exit Or Disposal Activities [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member]	Mar. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2009 2008 Restructuring Plan [Member] Employee Severance [Member] Corporate [Member]	Dec. 31, 2010 2008 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2008 2008 Restructuring Plan [Member] Corporate [Member]	Dec. 31, 2010 Corporate [Member]		Dec. 31, 2009 Corporate [Member]		Dec. 31, 2008 Corporate [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring charges	$ 26	[1]	$ 689	[1]	$ 839	[1]	$ 785		$ 19	$ 839																$ 430	$ (2)	[1]	$ 251	[1]	$ 432	[1]
Other Asset Impairment Charges			464				336			366																8
Exit or disposal activities							128			155																101
Severance costs							321			318																321
Restructuring Reserve [Roll Forward]
Restructuring reserve, beginning balance								188	447			0	0		135	128		53	319
Adjustment to reserve								(3)				0	0		0	0						19	(3)	19	(3)
Cash payments							(2)	(27)	(287)		0	0	0	0	0	0	(2)	(27)	(287)	(289)	(316)
Charges against reserve							(336)				(336)			0			0
Foreign currency impact								(4)	9			0	0		(3)	7		(1)	2
Restructuring reserve, ending balance							$ 447	$ 154	$ 188	$ 447	$ 0	$ 0	$ 0	$ 128	$ 132	$ 135	$ 319	$ 22	$ 53	$ 53	$ 22

[1]	See Note C for information regarding restructuring charges.

ACQUISITIONS (Acquisition of Rohm and Haas) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended						1 Months Ended		3 Months Ended	9 Months Ended	12 Months Ended					12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Sep. 30, 2010 Rohm And Haas [Member]	Aug. 31, 2009 Rohm And Haas [Member]	Jun. 30, 2009 Rohm And Haas [Member]	Dec. 31, 2009 Rohm And Haas [Member]	Dec. 31, 2009 Rohm And Haas [Member]	Mar. 31, 2010 Rohm And Haas [Member]	Apr. 30, 2009 Rohm And Haas [Member]	Apr. 02, 2009 Rohm And Haas [Member]	Apr. 02, 2009 Rohm And Haas [Member] Rohm and Haas ESOP [Member]	Dec. 31, 2009 Rohm And Haas [Member] Pro Forma [Member]	Dec. 31, 2008 Rohm And Haas [Member] Pro Forma [Member]
Business Acquisition [Line Items]
Outstanding common stock share converted into right to receive cash (in dollars per share)									$ 78
Additional cash consideration for common stock converted into right to receive cash (in dollars per share)									$ 0.97
Percent per annum on the per share consideration									8.00%
Per share amount for all options and other equity-based compensation awards fully vested and converted to right to receive cash (in dollars per share)									$ 78.97
Purchase Price										$ 15,681	$ 15,681	$ 15,681		$ 15,681
Cash paid to Rohm and Haas Company ESOP															552
Shares held by the Rohm and Haas ESOP														7	7
FTC Divestiture of the acrylic monomer, specialty latex, and hollow sphere particle businesses Percentage of net sales and cost of sales of total Company					1.00%
Restructuring charges	26	[1]	689	[1]	839	[1]				257
Increase in cost of sales related to fair value step up of inventories									209
Pretax loss on the early extinguishment of debt	46		56		0		46	56
Net Sales	53,674		44,875		57,361					5,599
Loss from Continuing Operations Before Income Taxes	2,802		469		1,277					(134)
Pro Forma, Net Sales																45,853	65,704
Pro Forma, Net loss available for The Dow Chemical Company common stockholders																(501)	(317)
Pro Forma, Loss per common share - diluted																$ (0.45)	$ (0.29)
Goodwill which is not deductible for tax purposes													9,707	9,707
Acquisition and integration related expenses	143	[2]	166	[2]	49	[2]
Acquisition-related retention expenses											$ 60

[1]	See Note C for information regarding restructuring charges.
[2]	See Note D for information regarding acquisition and integration related expenses.

ACQUISITIONS (Assets Acquired and Liabilities Assumed on April 1, 2009) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2010 Rohm And Haas [Member]		Dec. 31, 2009 Rohm And Haas [Member]		Mar. 31, 2010 Rohm And Haas [Member]		Apr. 02, 2009 Rohm And Haas [Member]		Apr. 02, 2009 Rohm And Haas [Member] Operating Loss Subject to Expiration [Member]	Apr. 02, 2009 Rohm and Haas Net of Salt Business [Member]
Business Acquisition [Line Items]
Goodwill Allocation Adjustment			$ (99)	[1]	$ 244	[1]	$ 145
Purchase Price			15,681		15,681		15,681		15,681
Current assets			2,692		2,710		2,692		2,710
Adjustments to Fair Value, Current assets			(18)
Property			3,792		3,792		3,792		3,930
Adjustments to Fair Value, Property					(138)
Other intangible assets			5,305	[1]	5,305	[1]	5,305	[1]	4,475	[1]
Adjustments to Fair Value, Other intangible assets					830	[1]	830
Other assets			1,320		1,320		1,320		1,288
Adjustments to Fair Value, Other assets					32
Net assets of the Salt business			1,308	[2]	1,308	[2]	1,308	[2]	1,475	[2]
Adjustments to Fair Value, Net assets of the Salt business					(167)	[2]
Total Assets Acquired			14,417		14,435		14,417		13,878
Adjustments to Fair Value, Total Assets Acquired			(18)		557
Current liabilities			1,206		1,207		1,206		1,218
Adjustments to Fair Value, Current liabilities			(1)		(11)
Long-term debt			2,541		2,541		2,541		2,528
Adjustments to Fair Value, Long-term debt					13
Accrued and other liabilities and noncontrolling interests			702		702		702		702
Pension benefits			1,119		1,119		1,119		1,119
Deferred tax liabilities - noncurrent			2,875		2,793		2,875		2,482
Adjustments to Fair Value, Deferred tax liabilities - noncurrent			82		311
Total Liabilities and Noncontrolling Interests Assumed			8,443		8,362		8,443		8,049
Adjustments to Fair Value, Total Liabilities and Noncontrolling Interests Assumed			81		313
Goodwill			9,707	[1]	9,608	[1]	9,707	[1]	9,852	[1]
Fair value of receivables												1,001
Gross contractual receivables												1,048
Contingent environmental liabilities assumed from Rohm and Haas									159
Pension liability from Rohm and Haas acquisition									185
Operating loss carryforwards	$ 4,572	$ 4,550							$ 2,189		$ 137

[1]	See Note I for additional information.
[2]	Morton International, Inc.

ACQUISITIONS (Deferred Tax Liabilities) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009		Apr. 02, 2009 Rohm And Haas [Member]
Deferred Tax Liabilities Assumed on April 1, 2009, Intangible assets	$ 1,615	$ 1,909	[1]	$ 1,754
Deferred Tax Liabilities Assumed on April 1, 2009, Property	3,084	2,698	[1]	526
Deferred Tax Liabilities Assumed on April 1, 2009, Long-term debt				191
Deferred Tax Liabilities Assumed on April 1, 2009, Inventories				80
Deferred Tax Liabilities Assumed on April 1, 2009, Other accruals and reserves	342	180	[1]	324
Total, deferred tax liabilities	$ 7,491	$ 6,321	[1]	$ 2,875

[1]	The Company assumed $2,875 million of deferred tax liabilities with the April 1, 2009 acquisition of Rohm and Haas; see Note D.

ACQUISITIONS (In-Process Research and Development Projects Acquired) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Purchased in-process research and development	$ 7
Research and development in process		44
Agricultural Sciences [Member] | Germplasm from Sudwestsaat GbR [Member]
Estimated value assigned to IPR&D		17
Date of acquisition		12/16/08
Agricultural Sciences [Member] | Germplasm from Dairyland Seed Co., Inc. and Bio-Plant Research Ltd. [Member]
Estimated value assigned to IPR&D		23
Date of acquisition		8/29/08
Agricultural Sciences [Member] | Germplasm from Triumph Seed Co., Inc [Member]
Estimated value assigned to IPR&D		4
Date of acquisition		2/29/08
Corporate [Member] | Lithium ion Battery Technology Purchase [Member]
Estimated value assigned to IPR&D	7
Date of acquisition	10/30/09
Agricultural Sciences [Member]
Estimated value assigned to IPR&D		$ 44

DIVESTITURES (Divestiture of the Styron Business Unit) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended				1 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Performance Materials [Member] Styron [Member]	Jun. 17, 2010 Performance Materials [Member] Styron [Member]	Dec. 31, 2010 Performance Plastics [Member] Styron [Member]	Jun. 17, 2010 Performance Plastics [Member] Styron [Member]	Jun. 17, 2010 Feedstocks and Energy [Member] Styron [Member]	Jun. 17, 2010 Corporate [Member] Styron [Member]	Feb. 28, 2011 Styron [Member]	Jun. 30, 2010 Styron [Member]	Dec. 31, 2010 Styron [Member]	Jun. 17, 2010 Styron [Member]	Jun. 17, 2010 Americas Styrenics LLC [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Proceeds from sales of property and businesses	$ 1,877	$ 294	$ 252								$ 1,561
Long-term note receivable													75
Equity option consideration in connection with divestiture													7.50%
Divested ownership interest in Americas Styrenics LLC														50.00%
Styron Assets and Liabilities Divested, Inventories					172		152	144	0				468
Styron Assets and Liabilities Divested, Other current assets					291		201	23	205				720
Styron Assets and Liabilities Divested, Investment in nonconsolidated affiliate					0		158	0	0				158
Styron Assets and Liabilities Divested, Net property					277		126	8	0				411
Styron Assets and Liabilities Divested, Goodwill					111		30	0	0				141
Styron Assets and Liabilities Divested, Other noncurrent assets					0		0	0	96				96
Assets and Liabilities Divested, Total assets divested					851		667	175	301				1,994
Styron Assets and Liabilities Divested, Current liabilities					0		0	0	347				347
Styron Assets and Liabilities Divested, Other noncurrent liabilities					0		0	0	92				92
Assets and Liabilities Divested, Total liabilities divested					0		0	0	439				439
Styron Assets and Liabilities Divested, Components of accumulated other comprehensive income divested					0		0	0	45				45
Styron Assets and Liabilities Divested, Net value divested					851		667	175	(183)				1,510
Gain on divestiture				20		7						27
Post Closing Adjustments												24
Loss on divestiture, after tax												56
Proceeds from repayments of notes receivable										$ 75

DIVESTITURES (Divestiture of the Rohm and Haas Salt Business) (Details) (USD $) In Millions	12 Months Ended			3 Months Ended		3 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2009 Rohm and Haas Salt Business [Member]	Oct. 02, 2009 Rohm and Haas Salt Business [Member]	Dec. 31, 2009 Rohm and Haas Salt Business [Member] Corporate [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Proceeds from sales of consolidated companies	$ 74	$ 1,563	$ 66	$ 1,576
Current assets					374
Property					434
Other intangible assets					1,151
Deferred charges and other assets					102
Assets and Liabilities Divested, Total assets divested					2,061
Current liabilities					124
Deferred income tax liabilities - noncurrent					311
Pension and other post retirement benefits					89
Other noncurrent obligations					14
Assets and Liabilities Divested, Total liabilities divested					538
Gain on divestiture						37
Payments on Term Loan	$ 0	$ 9,226	$ 0	$ 1,000

DIVESTITURES (Divestiture of the Calcium Chloride Business) (Details) (USD $) In Millions	12 Months Ended			3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jun. 30, 2009 Calcium Chloride [Member]	Dec. 31, 2009 Calcium Chloride [Member]	Dec. 31, 2008 Calcium Chloride [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Divestiture proceeds				$ 204
Gain on divestiture (pretax)				162
Net sales					70	153
Income (loss) before income taxes (benefit)					175	44
Provision (credit) for income taxes		65	16		65	16
Income (loss) from discontinued operations, net of income taxes (benefit)	$ 0	$ 110	$ 28		$ 110	$ 28

DIVESTITURES (Other Divestitures) (Details) (USD $) In Millions	12 Months Ended				1 Months Ended		3 Months Ended	1 Months Ended	3 Months Ended				1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Sep. 30, 2009 Feedstocks and Energy [Member] TRN [Member]	Sep. 30, 2009 Feedstocks and Energy [Member] OPTIMAL [Member]	Dec. 31, 2010 Performance Materials [Member]	Sep. 30, 2009 Performance Materials [Member] OPTIMAL [Member]	Jun. 30, 2009 Divestiture of portion of Acrylic Monomer Business, portion of Specialty latex business and the Hollow Sphere Particle business [Member]	Jun. 30, 2010 Certain Acrylic Monomer And Specialty Latex Assets Divestiture As Condition To the Acquisition of ROH [Member]	Mar. 31, 2010 Certain Acrylic Monomer And Specialty Latex Assets Divestiture As Condition To the Acquisition of ROH [Member]	Jun. 30, 2010 Hollow Sphere Particle Business Divesture as Condition to The Acquisition of Rohm and Haas [Member]	Sep. 30, 2009 TRN [Member]	Dec. 31, 2009 TRN [Member]	Sep. 30, 2009 OPTIMAL [Member]	Dec. 31, 2009 OPTIMAL [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Asset impairment charges	$ 75	[1]	$ 471				$ 75		$ 205	$ 5	$ 8
Severance costs										1
Proceeds from sale of ownership interests in nonconsolidated affiliates	113		1,413	0									742		660
Gain (loss) on the sale of equity method investments net					457
Gain (loss) on the sale of equity method investments, pretax	25		795	0	513									513	339	339
Loss on discontinuation of cash flow hedge due to forecasted transaction probable of not occurring					56								56
Exit or disposal activities												7
Gain (Loss) on Sale of Stock in Subsidiary or Equity Method Investee						$ 193		$ 146

[1]	Included in “Accounts and notes receivable – Other” in the consolidated balance sheets.

INVENTORIES (Schedule of Inventories) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Inventory Disclosure [Abstract]
Finished goods	$ 4,289	$ 3,887
Work in process	1,498	1,593
Raw materials	644	671
Supplies	656	696
Total inventories	7,087	6,847
Inventory, LIFO Reserve	1,003	818
Percentage of LIFO Inventory	29.00%	29.00%
Effect of LIFO Inventory Liquidation on Income	$ 159	$ 84	$ (45)

PROPERTY (Schedule of Property) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years	Dec. 31, 2009
Property, Plant and Equipment [Line Items]
Property	$ 51,648	$ 53,567
Land [Member]
Property, Plant and Equipment [Line Items]
Property	893	942
Land and waterway improvements [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (years)	15
Estimated useful lives, maximum (years)	25
Property	1,264	1,342
Buildings [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (years)	5
Estimated useful lives, maximum (years)	55
Property	4,442	4,811
Machinery and equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (years)	3
Estimated useful lives, maximum (years)	20
Property	37,224	39,983
Utility and Supply Lines [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (years)	5
Estimated useful lives, maximum (years)	20
Property	2,229	2,306
Other property [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (years)	3
Estimated useful lives, maximum (years)	30
Property	2,133	2,170
Construction in Progress [Member]
Property, Plant and Equipment [Line Items]
Property	$ 3,463	$ 2,013

PROPERTY (Schedule of Other Items Related to Property) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Property, Plant and Equipment [Abstract]
Depreciation expense	$ 2,289	$ 2,291	$ 2,016
Manufacturing maintenance and repair costs	1,949	1,473	1,622
Capitalized interest	$ 72	$ 61	$ 97

NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS, Narrative (Details) (USD $) In Millions	12 Months Ended											3 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Exclusive of Additional Differences for Dow Corning, MEGlobal, Equipolymers, and Americas Styrenics, LLC [Member]	Dec. 31, 2009 Exclusive of Additional Differences for Dow Corning, MEGlobal, Equipolymers, and Americas Styrenics, LLC [Member]	Dec. 31, 2010 Dow Corning Corporation [Member]	Dec. 31, 2009 Dow Corning Corporation [Member]	Dec. 31, 2010 MEGlobal [Member]	Dec. 31, 2009 MEGlobal [Member]	Dec. 31, 2010 MEGlobal, Amount Amortized Over the Remaining Useful Lives of the Assets [Member]	Dec. 31, 2010 MEGlobal, Share of the Joint Venture Goodwill [Member]	Dec. 31, 2009 Equipolymers [Member]	Dec. 31, 2010 Equipolymers [Member]	Dec. 31, 2009 Americas Styrenics LLC [Member]
Schedule of Equity Method Investments [Line Items]
Investment in nonconsolidated affiliates	$ 3,453	$ 3,224	$ 3,204
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity				74	52	(227)	(227)	(250)	(257)	(60)	(190)	(8)	(7)	(136)
Equity Method Investment, Dividends or Distributions	668	690	836
Equity Method Investment, Other than Temporary Impairment												$ 65

NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS, Schedule of the Company's Direct or Indirect Ownership Interest in Principal Nonconsolidated Affiliates (Details)	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Americas Styrenics LLC [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	0.00%	[1]	50.00%	[1]	50.00%	[1]
Compania Mega S.A. [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	28.00%		28.00%		28.00%
Dow Corning Corporation [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%
EQUATE Petrochemical Company K.S.C. [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	42.50%		42.50%		42.50%
Equipolymers [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%
The Kuwait Olefins Company K.S.C. [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	42.50%		42.50%		42.50%
MEGlobal [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%
OPTIMAL Chemicals Malaysia Sdn. Bhd. [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	0.00%	[2]	0.00%	[2]	50.00%	[2]
OPTIMAL Glycols Malaysia Sdn. Bhd. [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	0.00%	[2]	0.00%	[2]	50.00%	[2]
OPTIMAL Olefins Malaysia Sdn. Bhd. [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	0.00%	[2]	0.00%	[2]	23.75%	[2]
Siam Polyethylene Company Limited [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	49.00%		49.00%		49.00%
Siam Polystyrene Company Limited [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%
Siam Styrene Monomer Co, Ltd [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%
Siam Synthetic Latex Company Limited [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%
Univation Technologies, LLC [Member]
Schedule of Equity Method Investments [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%		50.00%

[1]	On June 17, 2010, the Company completed the sale of its ownership interest in Americas Styrenics LLC; see Note E.
[2]	On September 30, 2009, the Company completed the sale of its ownership interest in the OPTIMAL Group of Companies; see Note E.

NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS, Summarized Financial Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Schedule of Equity Method Investments [Line Items]
Investment in nonconsolidated affiliates	$ 3,453		$ 3,224		$ 3,204
Equity in earnings of nonconsolidated affiliates	1,112		630		787
Percent of principal nonconsolidated entities financial information which is presented	100.00%
Principal Nonconsolidated Affiliates [Member]
Schedule of Equity Method Investments [Line Items]
Investment in nonconsolidated affiliates	2,635		2,359
Equity in earnings of nonconsolidated affiliates	1,032		587		824
Current assets	8,357		6,916
Noncurrent assets	14,717		14,538
Total assets	23,074		21,454
Current liabilities	4,338		4,147
Noncurrent liabilities	11,345		10,504
Total liabilities	15,683		14,651
Noncontrolling interests	647		582
Sales	14,702	[1]	12,590	[2]	15,508	[3]
Gross profit	3,833	[1]	2,910	[2]	4,064	[3]
Net income	$ 2,189	[1]	$ 1,281	[2]	$ 1,940	[3]

[1]	The summarized income statement information for 2010 includes the results for Americas Styrenics LLC from January 1, 2010 through June 17, 2010; see Note E.
[2]	The summarized income statement information for 2009 includes the results for the OPTIMAL Group of Companies from January 1, 2009 through September 30, 2009; see Note E.
[3]	The summarized income statement information for 2008 includes the results for Americas Styrenics LLC from May 1, 2008 through December 31, 2008.

NONCONSOLIDATED AFFILIATES AND RELATED COMPANY TRANSACTIONS, Impact of Sales to MEGlobal by Operating Segment (Details) (MEGlobal [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule of Equity Method Investments [Line Items]
Percent of net total sales	1.00%	1.00%	2.00%
Feedstocks and Energy [Member]
Schedule of Equity Method Investments [Line Items]
Percent of net total sales	6.00%	7.00%	7.00%

GOODWILL AND OTHER INTANGIBLE ASSETS (Goodwill By Operating Segment) (Details) (USD $) In Millions	12 Months Ended					3 Months Ended							9 Months Ended	12 Months Ended			12 Months Ended																								3 Months Ended		12 Months Ended							12 Months Ended		3 Months Ended	12 Months Ended							12 Months Ended									12 Months Ended				12 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008		Mar. 31, 2010 Electronic and Functional Materials [Member] Rohm And Haas [Member]	Mar. 31, 2010 Coatings and Infrastructure Solutions [Member] Rohm And Haas [Member]	Mar. 31, 2010 Performance Materials [Member] Rohm And Haas [Member]	Mar. 31, 2010 Performance Plastics [Member] Rohm And Haas [Member]	Mar. 31, 2010 Agricultural Sciences [Member] Rohm And Haas [Member]	Mar. 31, 2010 Rohm And Haas [Member]		Dec. 31, 2009 Rohm And Haas [Member]	Mar. 31, 2010 Rohm And Haas [Member]	Apr. 30, 2009 Rohm And Haas [Member]	Apr. 02, 2009 Rohm And Haas [Member]	Dec. 31, 2010 Electronic and Functional Materials [Member]	Dec. 31, 2009 Electronic and Functional Materials [Member]		Dec. 31, 2008 Electronic and Functional Materials [Member]		Dec. 31, 2010 Electronic and Functional Materials [Member] Styron [Member]	Dec. 31, 2010 Electronic and Functional Materials [Member] Powder Coatings [Member]	Dec. 31, 2010 Electronic and Functional Materials [Member] Hydrocarbon Resins [Member]	Dec. 31, 2010 Coatings and Infrastructure Solutions [Member]	Dec. 31, 2009 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2008 Coatings and Infrastructure Solutions [Member]		Dec. 31, 2010 Coatings and Infrastructure Solutions [Member] Styron [Member]	Dec. 31, 2010 Coatings and Infrastructure Solutions [Member] Powder Coatings [Member]	Dec. 31, 2010 Coatings and Infrastructure Solutions [Member] Hydrocarbon Resins [Member]	Dec. 31, 2010 Agricultural Sciences [Member]	Dec. 31, 2009 Agricultural Sciences [Member]		Dec. 31, 2008 Agricultural Sciences [Member]		Dec. 31, 2010 Agricultural Sciences [Member] Styron [Member]	Dec. 31, 2010 Agricultural Sciences [Member] Powder Coatings [Member]	Dec. 31, 2010 Agricultural Sciences [Member] Hydrocarbon Resins [Member]	Dec. 31, 2009 Performance Materials [Member]	Dec. 31, 2008 Performance Materials [Member]	Dec. 31, 2010 Performance Materials [Member]	Dec. 31, 2009 Performance Materials [Member]		Dec. 31, 2008 Performance Materials [Member]		Dec. 31, 2010 Performance Materials [Member] Styron [Member]	Jun. 17, 2010 Performance Materials [Member] Styron [Member]	Dec. 31, 2010 Performance Materials [Member] Powder Coatings [Member]	Dec. 31, 2010 Performance Materials [Member] Hydrocarbon Resins [Member]	Dec. 31, 2008 Performance Plastics [Member]	Dec. 31, 2010 Performance Plastics [Member]	Dec. 31, 2009 Performance Plastics [Member]		Dec. 31, 2008 Performance Plastics [Member]		Dec. 31, 2010 Performance Plastics [Member] Styron [Member]	Jun. 17, 2010 Performance Plastics [Member] Styron [Member]	Dec. 31, 2010 Performance Plastics [Member] Powder Coatings [Member]	Dec. 31, 2010 Performance Plastics [Member] Hydrocarbon Resins [Member]	Dec. 31, 2010 Feedstocks and Energy [Member]	Dec. 31, 2009 Feedstocks and Energy [Member]		Dec. 31, 2008 Feedstocks and Energy [Member]		Dec. 31, 2010 Feedstocks and Energy [Member] Styron [Member]	Jun. 17, 2010 Feedstocks and Energy [Member] Styron [Member]	Dec. 31, 2010 Feedstocks and Energy [Member] Powder Coatings [Member]	Dec. 31, 2010 Feedstocks and Energy [Member] Hydrocarbon Resins [Member]	Dec. 31, 2010 Styron [Member]	Jun. 17, 2010 Styron [Member]	Dec. 31, 2010 Powder Coatings [Member]	Jun. 02, 2010 Powder Coatings [Member]	Dec. 31, 2010 Hydrocarbon Resins [Member]	Oct. 02, 2010 Hydrocarbon Resins [Member]
Goodwill [Roll Forward]
Goodwill, gross, beginning balance	$ 13,463																$ 4,967								$ 4,118								$ 1,546										$ 1,306										$ 1,463									$ 63
Goodwill, accumulated impairments, beginning balance	(250)																0								0								0										(220)										(30)									0
Net goodwill, beginning balance	13,213																4,967								4,118								1,546										1,086										1,433									63
Divestures																						0	0	(9)						0	(4)	0						0	0	0								(111)		0	0							(30)		0	0						0		0	0	(141)		(4)		(9)
Foreign currency impact	(92)																(9)								(57)								0										(9)										(17)									0
Net goodwill, ending balance	12,967	13,213															4,949	4,967							4,057	4,118							1,546	1,546							1,086		966	1,086									1,386	1,433								63	63
Goodwill, accumulated impairments, ending balance	246	250															0	0							0	0							0	0							220		216	220									30	30								0	0
Goodwill, gross, ending balance	13,213	13,463															4,949	4,967							4,057	4,118							1,546	1,546							1,306		1,182	1,306									1,416	1,463								63	63
Business Acquisition Purchase Price Allocation Goodwill Not Tax Deductible Amount															9,707	9,707
Goodwill, Allocation Adjustment						33	47	4	13	2	99	[1]	(244) [1]	(145)
Disposal Group, Including Discontinued Operation, Goodwill																																																	111										30									0				141		4		9
Disposal Group, Including Discontinued Operation, Intangible Assets, Net																																																																								16
Goodwill impairment losses	$ 0	$ 7	[2]	$ 239	[2]													$ 0	[2]	$ 0	[2]					$ 0	[2]	$ 0	[2]					$ 0	[2]	$ 0	[2]				$ 7	$ 209		$ 7	[2]	$ 209	[2]					$ 30		$ 0	[2]	$ 30	[2]						$ 0	[2]	$ 0	[2]

[1]	See Note I for additional information.
[2]	See Note I for information regarding the goodwill impairment losses.

GOODWILL AND OTHER INTANGIBLE ASSETS (Other Intangible Assets) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	$ 7,281		$ 7,193
Indefinite-Lived Intangible Assets (Excluding Goodwill)	54	[1]	75	[1]
Intangible assets gross carrying amount	7,335		7,268
Other Intangible Assets, Accumulated Amortization	(1,805)		(1,302)
Finite-Lived Intangible Assets, Net	5,476		5,891
Other Intangible Assets, Net	5,530		5,966
Licenses and Intellectual Property [Member]
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	1,733		1,729
Other Intangible Assets, Accumulated Amortization	(466)		(320)
Finite-Lived Intangible Assets, Net	1,267		1,409
Patents [Member]
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	121		140
Other Intangible Assets, Accumulated Amortization	(95)		(107)
Finite-Lived Intangible Assets, Net	26		33
Software [Member]
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	965		875
Other Intangible Assets, Accumulated Amortization	(506)		(439)
Finite-Lived Intangible Assets, Net	459		436
Trademarks [Member]
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	693		694
Other Intangible Assets, Accumulated Amortization	(168)		(110)
Finite-Lived Intangible Assets, Net	525		584
Customer Related [Member]
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	3,647		3,613
Other Intangible Assets, Accumulated Amortization	(492)		(261)
Finite-Lived Intangible Assets, Net	3,155		3,352
Other Intangible Assets [Member]
Other Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	122		142
Other Intangible Assets, Accumulated Amortization	(78)		(65)
Finite-Lived Intangible Assets, Net	$ 44		$ 77

[1]	In-process research and development ("IPR&D") purchased in a business combination.

GOODWILL AND OTHER INTANGIBLE ASSETS GOODWILL AND OTHER INTANGIBLE ASSETS (Schedule of Rohm and Haas Intangibles) (Details) (Details) (USD $) In Millions, unless otherwise specified	Apr. 02, 2009 Rohm And Haas [Member] Iprd Indefinite Lives [Member]	Dec. 31, 2010 Rohm And Haas [Member] Software [Member] years	Apr. 02, 2009 Rohm And Haas [Member] Software [Member]	Dec. 31, 2010 Software [Member] years	Dec. 31, 2010 Rohm And Haas [Member] Licensing Agreements [Member] years	Apr. 02, 2009 Rohm And Haas [Member] Licensing Agreements [Member]	Dec. 31, 2010 Rohm And Haas [Member] Trademarks [Member] years	Apr. 02, 2009 Rohm And Haas [Member] Trademarks [Member]	Dec. 31, 2010 Rohm And Haas [Member] Customer Related [Member] years	Apr. 02, 2009 Rohm And Haas [Member] Customer Related [Member]	Dec. 31, 2010 Rohm And Haas [Member] Total Finite-Lived Intangible Assets [Member] years	Apr. 02, 2009 Rohm And Haas [Member] Total Finite-Lived Intangible Assets [Member]	Dec. 31, 2009 Rohm And Haas [Member]		Mar. 31, 2010 Rohm And Haas [Member]	Apr. 02, 2009 Rohm And Haas [Member]
Other Intangible Assets [Line Items]
Acquired Finite-lived Intangible Asset, Amount				$ 20
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Intangibles	74		73			1,410		513		3,235		5,231			5,305	5,305
Business Combination, Provisional Information, Initial Accounting Incomplete, Adjustment, Intangibles													$ 830	[1]	$ 830
Acquired Finite-lived Intangible Asset, Weighted Average Useful Life (Years)		3		5	10		10		16		14

[1]	See Note I for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS (Schedule of Amortization Expense of Intangible Assets) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Acquired Finite-Lived Intangible Assets [Line Items]
Amortization expense, other intangible assets, excluding software	$ 509	$ 399	$ 92
Amortization expense, software, included in 'Cost of sales'	$ 87	$ 76	$ 48

GOODWILL AND OTHER INTANGIBLE ASSETS (Schedule of Future Amortization Expense of Intangible Assets) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Estimated Amortization Expense, 2011	$ 616
Estimated Amortization Expense, 2012	557
Estimated Amortization Expense, 2013	537
Estimated Amortization Expense, 2014	512
Estimated Amortization Expense, 2015	$ 494

FINANCIAL INSTRUMENTS (Investments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financial Instruments [Abstact]
Investing Results, Proceeds from sales of available-for-sale securities	$ 981	$ 593	$ 851
Investing Results, Gross realized gains	69	32	56
Investing Results, Gross realized losses	(26)	(28)	(18)
Contractual Maturities of Debt Securities, Within one year, Amortized Cost	46
Contractual Maturities of Debt Securities, One to five years, Amortized Cost	525
Contractual Maturities of Debt Securities, Six to ten years, Amortized Cost	547
Contractual Maturities of Debt Securities, After ten years, Amortized Cost	245
Contractual Maturities of Debt Securities, Total, Amortized Cost	1,363
Contractual Maturities of Debt Securities, Within one year, Fair Value	46
Contractual Maturities of Debt Securities, One to five years, Fair Value	572
Contractual Maturities of Debt Securities, Six to ten years, Fair Value	585
Contractual Maturities of Debt Securities, After ten years, Fair Value	269
Contractual Maturities of Debt Securities, Total, Fair Value	1,472
Held-to-maturity securities	3,200	0
Investments in money market funds	35	164
Net unrealized gain recognized on trading securities	$ 14	$ 7

FINANCIAL INSTRUMENTS (Fair Value and Gross Unrealized Losses of the Company's Investments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Schedule of Available-for-sale Securities [Line Items]
Temporarily Impaired Securities, Less than 12 Months, Fair Value	$ 157	[1]	$ 284
Temporarily Impaired Securities, Less than 12 Months, Unrealized Losses	(6)	[1]	(7)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value			20
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses			(2)
Available-for-sale Securities, Continuous Unrealized Loss Position, Fair Value			304
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses			(9)
Other than temporary impairment write-downs on investments still held	5		93
Cost method investments, aggregate cost	171		129
Cost method investments, reduction in cost basis due to impairment	16		10
Fixed Income Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Temporarily Impaired Securities, Less than 12 Months, Fair Value	105	[1]	244
Temporarily Impaired Securities, Less than 12 Months, Unrealized Losses	(3)	[1]	(5)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value			13
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses			(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Fair Value			257
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses			(6)
Government Bonds [Member]
Schedule of Available-for-sale Securities [Line Items]
Temporarily Impaired Securities, Less than 12 Months, Fair Value	62	[1],[2]	217	[2]
Temporarily Impaired Securities, Less than 12 Months, Unrealized Losses	(2)	[1],[2]	(4)	[2]
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value			0	[2]
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses			0	[2]
Available-for-sale Securities, Continuous Unrealized Loss Position, Fair Value			217	[2]
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses			(4)	[2]
Corporate Bonds - Investment Grade [Member]
Schedule of Available-for-sale Securities [Line Items]
Temporarily Impaired Securities, Less than 12 Months, Fair Value	43	[1]	27
Temporarily Impaired Securities, Less than 12 Months, Unrealized Losses	(1)	[1]	(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value			13
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses			(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Fair Value			40
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses			(2)
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Temporarily Impaired Securities, Less than 12 Months, Fair Value	52	[1]	40
Temporarily Impaired Securities, Less than 12 Months, Unrealized Losses	(3)	[1]	(2)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value			7
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses			(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Fair Value			47
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses			$ (3)

[1]	Unrealized losses of 12 months or more were less than $1 million.
[2]	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.

FINANCIAL INSTRUMENTS (Fair Value of Financial Instruments) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Financial Instruments [Line Items]
Fair Value Adjustments	$ 23		$ 25
Equity Securities [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	501	[1]	455	[1]
Financial Instruments, Gross Unrealized Gain	94	[1]	65	[1]
Financial Instruments, Gross Unrealized Loss	(3)	[1]	(3)	[1]
Financial Instruments, Fair Value	592	[1]	517	[1]
Marketable Securities [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	1,864	[1]	1,999	[1]
Financial Instruments, Gross Unrealized Gain	206	[1]	146	[1]
Financial Instruments, Gross Unrealized Loss	(6)	[1]	(9)	[1]
Financial Instruments, Fair Value	2,064	[1]	2,136	[1]
Fixed Income Securities [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	1,363	[1]	1,544	[1]
Financial Instruments, Gross Unrealized Gain	112	[1]	81	[1]
Financial Instruments, Gross Unrealized Loss	(3)	[1]	(6)	[1]
Financial Instruments, Fair Value	1,472	[1]	1,619	[1]
Fixed Income Securities [Member] | Government Bonds [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	603	[1],[2]	676	[1],[2]
Financial Instruments, Gross Unrealized Gain	40	[1],[2]	25	[1],[2]
Financial Instruments, Gross Unrealized Loss	(2)	[1],[2]	(4)	[1],[2]
Financial Instruments, Fair Value	641	[1],[2]	697	[1],[2]
Fixed Income Securities [Member] | Corporate Bond Securities [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	760	[1]	868	[1]
Financial Instruments, Gross Unrealized Gain	72	[1]	56	[1]
Financial Instruments, Gross Unrealized Loss	(1)	[1]	(2)	[1]
Financial Instruments, Fair Value	831	[1]	922	[1]
Foreign Currency Contract [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	0		0
Financial Instruments, Gross Unrealized Gain	40		81
Financial Instruments, Gross Unrealized Loss	(38)		(20)
Financial Instruments, Fair Value	2		61
Commodity Contract [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	0		0
Financial Instruments, Gross Unrealized Gain	14		5
Financial Instruments, Gross Unrealized Loss	(4)		(18)
Financial Instruments, Fair Value	10		(13)
Long-term Debt [Member]
Financial Instruments [Line Items]
Financial Instruments, Cost	(22,360)	[3]	(20,234)	[3]
Financial Instruments, Gross Unrealized Gain	175	[3]	126	[3]
Financial Instruments, Gross Unrealized Loss	(2,530)	[3]	(1,794)	[3]
Financial Instruments, Fair Value	$ (24,715)	[3]	$ (21,902)	[3]

[1]	Included in “Other investments” in the consolidated balance sheets.
[2]	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.
[3]	Cost includes fair value adjustments of $23 million at December 31, 2010 and $25 million at December 31, 2009.

FINANCIAL INSTRUMENTS (Accounting for Derivative Instruments and Hedging Activities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2009 TRN [Member]	Dec. 31, 2010 Commodity Contract [Member]	Dec. 31, 2009 Commodity Contract [Member]	Dec. 31, 2010 Commodity Forward Contract Crude Oil [Member] MMbls	Dec. 31, 2009 Commodity Forward Contract Crude Oil [Member] MMbls	Dec. 31, 2010 Commodity Forward Contract Natural Gas [Member] mmbtu	Dec. 31, 2009 Commodity Forward Contract Natural Gas [Member] mmbtu	Dec. 31, 2010 Commodity Contract Ethane [Member] MMbls	Dec. 31, 2009 Commodity Contract Ethane [Member] MMbls	Dec. 31, 2010 Commodity Contract Naphtha [Member] kilotons	Dec. 31, 2009 Commodity Contract Naphtha [Member] kilotons	Dec. 31, 2010 Commodity Contract Natural Gas [Member] mmbtu	Dec. 31, 2009 Commodity Contract Natural Gas [Member] mmbtu	Dec. 31, 2010 Foreign Currency Contract [Member]	Dec. 31, 2009 Foreign Currency Contract [Member]	Dec. 31, 2010 Interest Rate Contract [Member]	Dec. 31, 2009 Interest Rate Contract [Member]
Financial Instruments [Line Items]
AOCI, Net gain (loss) in cash flow hedging instruments				$ 3	$ 0											$ (4)	$ (5)	$ (2)	$ (2)
Notional Amount of Interest Rate Derivatives																		0	30
Notional amount of foreign currency derivatives	827	645
Loss on Discontinuation of Cash Flow Hedge Due to Forecasted Transaction Probable of Not Occurring			(56)
Nonmonetary notional amount of price risk cash flow hedge derivatives						0.1	0.7	2.7	2	1.6	0	0	50
AOCI, Net gain (loss) in net investment in foreign operations	70	(56)
Notional amount of outstanding foreign-currency denominated debt designated as net foreign investment hedges	1,250	1,879
Derivative, nonmonetary notional amount										3.8	0.9			12	2.8
Notional U.S. dollar equivalent of nondesignated foreign exchange contracts	$ 13,944	$ 15,312

FINANCIAL INSTRUMENTS (Schedule of Fair Values of Derivative Instruments) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	$ 116	$ 161
Derivative liability, fair value	108	110
Foreign Currency Contract [Member] | Accounts and Notes Receivable - Other [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	9	4
Foreign Currency Contract [Member] | Accounts and Notes Receivable - Other [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	77	125
Commodity Contract [Member] | Accounts and Notes Receivable - Other [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	7	4
Commodity Contract [Member] | Accounts and Notes Receivable - Other [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	23	28
Foreign Currency Contract [Member] | Accounts Payable - Other [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative liability, fair value	20	3
Foreign Currency Contract [Member] | Accounts Payable - Other [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative liability, fair value	64	65
Commodity Contract [Member] | Accounts Payable - Other [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative liability, fair value	8	0
Commodity Contract [Member] | Accounts Payable - Other [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative liability, fair value	16	42
Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	16	8
Derivative liability, fair value	28	3
Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Derivative asset, fair value	100	153
Derivative liability, fair value	$ 80	$ 107

FINANCIAL INSTRUMENTS (Schedule of Effect of Derivative Instruments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	$ (25)	[1],[2]	$ (12)	[1],[2]
Gain (Loss) Reclassified From AOCI to Income	(15)	[3]	(305)	[3]
Additional Gain (Loss) Recognized in Income	158	[3],[4]	(31)	[3],[4]
Foreign Currency Contract [Member] | Scenario, Forecast [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Foreign Currency Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months	(4)
Commodity Contract [Member] | Scenario, Forecast [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Price Risk Cash Flow Hedge Unrealized Gain (Loss) to be Reclassified During Next 12 Months	3
Interest Rate Contract [Member] | Scenario, Forecast [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Interest Rate Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months, Net	(1)
Foreign Currency Contract [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	1	[1],[2]	(10)	[1],[2]
Foreign Currency Contract [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member] | Cost of Sales [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) Reclassified From AOCI to Income	0	[3]	11	[3]
Additional Gain (Loss) Recognized in Income	0	[3],[4]	0	[3],[4]
Foreign Currency Contract [Member] | Designated as Hedging Instrument [Member] | Net Foreign Investment [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	(16)
Gain (Loss) Reclassified From AOCI to Income	0	[3]
Additional Gain (Loss) Recognized in Income	0	[3],[4]
Commodity Contract [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	(10)	[1],[2]	(2)	[1],[2]
Commodity Contract [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member] | Cost of Sales [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) Reclassified From AOCI to Income	(14)	[3]	(306)	[3]
Additional Gain (Loss) Recognized in Income	0	[3],[4]	(1)	[3],[4]
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member] | Fair Value Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	0	[1],[2]	0	[1],[2]
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member] | Fair Value Hedging [Member] | Interest Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) Reclassified From AOCI to Income	(1)	[3],[5]	0	[3],[5]
Additional Gain (Loss) Recognized in Income	(2)	[3],[4],[5]	(1)	[3],[4],[5]
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member] | Interest Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI			0	[1],[2]
Gain (Loss) Reclassified From AOCI to Income			(1)	[3],[5]
Additional Gain (Loss) Recognized in Income			0	[3],[4],[5]
Interest Rate Contract [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member] | Cost of Sales [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI			0	[1],[2]
Gain (Loss) Reclassified From AOCI to Income			(9)	[3]
Additional Gain (Loss) Recognized in Income			0	[3],[4]
Designated as Hedging Instrument [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	(25)	[1],[2]	(12)	[1],[2]
Gain (Loss) Reclassified From AOCI to Income	(15)	[3]	(305)	[3]
Additional Gain (Loss) Recognized in Income	(2)	[3],[4]	(2)	[3],[4]
Foreign Currency Contract [Member] | Nondesignated [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	0	[1],[2],[6]	0	[1],[2],[6]
Foreign Currency Contract [Member] | Nondesignated [Member] | Sundry income - net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) Reclassified From AOCI to Income	0	[3],[6]	0	[3],[6]
Additional Gain (Loss) Recognized in Income	155	[3],[4],[6]	(32)	[3],[4],[6]
Commodity Contract [Member] | Nondesignated [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	0	[1],[2]	0	[1],[2]
Commodity Contract [Member] | Nondesignated [Member] | Cost of Sales [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gain (Loss) Reclassified From AOCI to Income	0	[3]	0	[3]
Additional Gain (Loss) Recognized in Income	5	[3],[4]	3	[3],[4]
Nondesignated [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Change in Unrealized Gain (Loss) Recognized in AOCI	0	[1],[2]	0	[1],[2]
Gain (Loss) Reclassified From AOCI to Income	0	[3]	0	[3]
Additional Gain (Loss) Recognized in Income	$ 160	[3],[4]	$ (29)	[3],[4]

[1]	Accumulated other comprehensive income (loss) (“AOCI”).
[2]	Net unrealized gains (losses) from hedges related to interest rates and commodities are included in “Accumulated Derivative Gain (Loss) – Net hedging results” in the consolidated statements of equity; net unrealized gains (losses) from hedges related to foreign currency (net of tax) are included in “Cumulative Translation Adjustments – Translation adjustments” in the consolidated statements of equity.
[3]	Pretax amounts.
[4]	Amounts impacting income not related to AOCI reclassification; also includes immaterial amounts of hedge ineffectiveness.
[5]	Interest expense and amortization of debt discount.
[6]	Foreign currency derivatives not designated as hedges are offset by foreign exchange gains/losses resulting from the underlying exposures of foreign currency denominated assets and liabilities.

FAIR VALUE MEASUREMENTS (Basis of Fair Value Measurements on a Recurring Basis) (Details) (Fair Value, Measurements, Recurring [Member], USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
U.S. government and municipalities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	$ 0	[1],[2]	$ 0	[1],[2]
Corporate Debt Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1]	0	[1]
Equity Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	556	[1]	483	[1]
Quoted Prices in Active Markets for Identical Items (Level 1) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Interest in trade accounts receivable conduits	0	[3]
Foreign currency	0	[4]	0	[4]
Commodities	12	[4]	28	[4]
Assets, Fair Value Disclosure	568		511
Foreign currency	0	[4]	0	[4]
Commodities	7	[4]	24	[4]
Liabilities, Fair Value Disclosure	7		24
U.S. government and municipalities [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	641	[1],[2]	697	[1],[2]
Corporate Debt Securities [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	831	[1]	922	[1]
Equity Securities [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	36	[1]	34	[1]
Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Interest in trade accounts receivable conduits	0	[3]
Foreign currency	86	[4]	129	[4]
Commodities	18	[4]	4	[4]
Assets, Fair Value Disclosure	1,612		1,786
Foreign currency	84	[4]	68	[4]
Commodities	17	[4]	18	[4]
Liabilities, Fair Value Disclosure	101		86
U.S. government and municipalities [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1],[2]
Corporate Debt Securities [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1]
Equity Securities [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1]
Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Interest in trade accounts receivable conduits	1,267	[3]
Foreign currency	0	[4]
Commodities	0	[4]
Assets, Fair Value Disclosure	1,267
Foreign currency	0	[4]
Commodities	0	[4]
Liabilities, Fair Value Disclosure	0
U.S. government and municipalities [Member] | Netting and Collateral [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1],[2],[5]	0	[1],[2],[5]
Corporate Debt Securities [Member] | Netting and Collateral [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1],[5]	0	[1],[5]
Equity Securities [Member] | Netting and Collateral [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1],[5]	0	[1],[5]
Netting and Collateral [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Interest in trade accounts receivable conduits	0	[3],[5]
Foreign currency	(46)	[4],[5]	(48)	[4],[5]
Commodities	(16)	[4],[5]	(27)	[4],[5]
Assets, Fair Value Disclosure	(62)	[5]	(75)	[5]
Foreign currency	(46)	[4],[5]	(48)	[4],[5]
Commodities	(20)	[4],[5]	(24)	[4],[5]
Liabilities, Fair Value Disclosure	(66)	[5]	(72)	[5]
U.S. government and municipalities [Member] | Total Fair Value [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	641	[1],[2]	697	[1],[2]
Corporate Debt Securities [Member] | Total Fair Value [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	831	[1]	922	[1]
Equity Securities [Member] | Total Fair Value [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	592	[1]	517	[1]
Total Fair Value [Member]
Fair Value, Assets and Liabilities Measured on a Recurring Basis [Line Items]
Interest in trade accounts receivable conduits	1,267	[3]
Foreign currency	40	[4]	81	[4]
Commodities	14	[4]	5	[4]
Assets, Fair Value Disclosure	3,385		2,222
Foreign currency	38	[4]	20	[4]
Commodities	4	[4]	18	[4]
Liabilities, Fair Value Disclosure	$ 42		$ 38

[1]	The Company’s investments in equity and debt securities are primarily classified as available-for-sale and are included in “Other investments” in the consolidated balance sheets.
[2]	U.S. Treasury obligations, U.S. agency obligations, agency mortgage-backed securities and other municipalities’ obligations.
[3]	Included in “Accounts and notes receivable – Other” in the consolidated balance sheets. See Note O for additional information on transfers of financial assets.
[4]	See Note J for the classification of derivatives in the consolidated balance sheets.
[5]	Cash collateral is classified as “Accounts and notes receivable – Other” in the consolidated balance sheets. Amounts represent the estimated net settlement amount when applying netting and set-off rights included in master netting arrangements between the Company and its counterparties and the payable or receivable for cash collateral held or placed with the same counterparty.

FAIR VALUE MEASUREMENTS (Additional Information) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended												3 Months Ended			12 Months Ended				3 Months Ended				12 Months Ended				3 Months Ended				3 Months Ended								12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2010 North America [Member]	Dec. 31, 2010 North America [Member] Significant Unobservable Inputs (Level 3) [Member]		Dec. 31, 2010 Europe [Member]	Dec. 31, 2010 Europe [Member] Significant Unobservable Inputs (Level 3) [Member]		Dec. 31, 2010 Performance Materials [Member]	Dec. 31, 2009 Performance Materials [Member]	Dec. 31, 2008 Performance Materials [Member]	Dec. 31, 2009 Performance Materials [Member]		Dec. 31, 2008 Performance Materials [Member]		Dec. 31, 2010 Polyurethanes [Member]	Dec. 31, 2010 Epoxy [Member]	Dec. 31, 2010 Dow Automotive Systems [Member]	Dec. 31, 2008 Performance Plastics [Member]	Dec. 31, 2009 Performance Plastics [Member]		Dec. 31, 2008 Performance Plastics [Member]		Dec. 31, 2009 Performance Plastics [Member] Equipolymers [Member]	Dec. 31, 2009 Equipolymers [Member]	Dec. 31, 2009 Equipolymers [Member] Significant Unobservable Inputs (Level 3) [Member] Fair Value, Measurements, Nonrecurring [Member]	Sep. 30, 2009 Morton International Inc [Member] Fair Value, Measurements, Nonrecurring [Member]	Jun. 30, 2009 Facility Closing [Member]	Jun. 29, 2009 Carrying (Reported) Amount, Fair Value Disclosure [Member] Fair Value, Measurements, Nonrecurring [Member]	Jun. 30, 2009 Estimate of Fair Value, Fair Value Disclosure [Member] Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2009 Fair Value, Inputs, Level 2 [Member] Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2010 Significant Unobservable Inputs (Level 3) [Member] Fair Value, Measurements, Nonrecurring [Member]		Dec. 31, 2009 Significant Unobservable Inputs (Level 3) [Member] Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2009 Fair Value, Measurements, Nonrecurring [Member]	Dec. 31, 2010 Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets Measured on a Nonrecurring Basis, Unobservable Input Reconciliation [Line Items]
Property, Plant, and Equipment, Fair Value Disclosure																																	$ 425	$ 26	$ 0	$ 0	[1]	$ 30	$ 30
Asset Impairment Charges	75	[1]	471										75							48	18	9										399
Goodwill, Impairment Loss	0		(7)	[2]	(239)	[2]								(7)	(209)	(7)	[2]	(209)	[2]				(30)	0	[2]	(30)	[2]
Other Asset Impairment Charges			464
Equity Method Investment, Other than Temporary Impairment																												65	65
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at beginning of period, fair value measurements using Level 3 inputs																																								0	[1]
Gain (Loss) included in earnings, fair value measurements using Level 3 inputs																																								8	[1]
Purchases, fair value measurements using Level 3 inputs								1,102	[1]		157	[1]
Balance at end of period, fair value measurements using Level 3 inputs																																								1,267	[1]
Derivative, Collateral, Obligation to Return Cash	4
Anticipated credit losses in the portfolio of receivables sold that have not yet been collected							1.42%			0.00%
Assets Held-for-sale, Long Lived, Fair Value Disclosure																																			1,657			0	1,657
Assets, Fair Value Disclosure																																			1,657			30	1,687
Equity Method Investments, Fair Value Disclosure																														4
Assets Held-for-sale, at Carrying Value																															$ 1,657

[1]	Included in “Accounts and notes receivable – Other” in the consolidated balance sheets.
[2]	See Note I for information regarding the goodwill impairment losses.

SUPPLEMENTARY INFORMATION (Additional Information) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accrued and other current liabilities	$ 3,358	$ 3,209
Accrued and Other Current Liabilities [Member]
Accrued payroll	$ 917	$ 736

SUPPLEMENTARY INFORMATION (Sundry Income, Net) (Details) (USD $) In Millions	12 Months Ended				1 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2009 TRN [Member]	Sep. 30, 2009 OPTIMAL [Member]	Dec. 31, 2009 OPTIMAL [Member]	Dec. 31, 2010 Styron [Member]
Supplementary Information [Line Items]
Total sundry income - net	$ 125	$ 891	$ 89
Net gain on sales of ownership interest in nonconsolidated affiliates	25	795	0	513	339	339
Gain on divestiture							27
Obligation Related to Past Divestiture	(47)
Loss on early extinguishment of debt	(46)	(56)	0
Gain on sales of other assets and securities	166	100	91
Foreign exchange gain (loss)	(6)	1	(17)
Dividend income	0	0	3
Other - net	$ 31	$ (6)	$ 12

SUPPLEMENTARY INFORMATION (Other Supplementary Information) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Supplementary Information [Abstract]
Cash payments for interest	$ 1,535		$ 1,140		$ 713
Cash payments for income taxes	598		1,034		864
Provision for doubtful receivables	$ 6	[1]	$ 11	[1]	$ 20	[1]

[1]	Included in “Selling, general and administrative expenses” in the consolidated statements of income.

EARNINGS PER SHARE CALCULATIONS (Net Income) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings Per Share [Abstract]
Net income from continuing operations	$ 2,321	$ 566	$ 626
Income from discountinued operations, net of income taxes	0	110	28
Net income attributable to noncontrolling interests	(11)	(28)	(75)
Net Income attributable to The Dow Chemical Company	2,310	648	579
Preferred stock dividends	(340)	(312)	0
Net Income Available for The Dow Chemical Company Common Stockholders	$ 1,970	$ 336	$ 579

EARNINGS PER SHARE CALCULATIONS (Earnings Per Share Calculation - Basic) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings Per Share [Abstract]
Net income from continuing operations, basic (in dollars per share)	$ 2.06	$ 0.54	$ 0.67
Income from discontinued operations, net of income taxes (in dollars per share)	$ 0	$ 0.1	$ 0.03
Net income attributable to noncontrolling interests, basic (in dollars per share)	$ (0.01)	$ (0.02)	$ (0.08)
Net income (loss) attributable to The Dow Chemical Company	$ 2.05	$ 0.62	$ 0.62
Preferred stock dividends, basic (in dollars per share)	$ (0.3)	$ (0.3)	$ 0
Earnings per common share - basic (in dollars per share)	$ 1.75	$ 0.32	$ 0.62

EARNINGS PER SHARE CALCULATIONS (Earnings Per Share Calculation - Diluted) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Earnings Per Share [Abstract]
Net income from continuing operations, diluted (in dollars per share)	$ 2.03		$ 0.54		$ 0.67
Income from discontinued operations, net of income taxes (in dollars per share)	$ 0		$ 0.1		$ 0.03
Net income attributable to noncontrolling interests (in dollars per share)	$ (0.01)		$ (0.02)		$ (0.08)
Net income attributable to The Dow Chemical Company (in dollars per share)	$ 2.02		$ 0.62		$ 0.62
Preferred stock dividends (in dollars per share)	$ (0.3)	[1]	$ (0.3)	[1]	$ 0	[1]
Earnings per common share - diluted (in dollars per share)	$ 1.72		$ 0.32		$ 0.62

[1]	Preferred stock dividends were not added back in the calculation of diluted earnings per share because the effect of adding them back would have been antidilutive.

EARNINGS PER SHARE CALCULATIONS (Reconciliation of Shares) (Details) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Earnings Per Share Disclosure [Line Items]
Weighted-average common shares - basic	1,125.9		1,043.2		930.4
Plus dilutive effect of stock options and awards	17.9		10.7		8.6
Weighted-average common shares outstanding - diluted	1,143.8		1,053.9		939
Stock Options [Member]
Earnings Per Share Disclosure [Line Items]
Stock options and deferred stock awards excluded from EPS calculations	45.7	[1]	57.3	[1]	42.8	[1]
Convertible Preferred Stock [Member]
Earnings Per Share Disclosure [Line Items]
Stock options and deferred stock awards excluded from EPS calculations	96.8	[2]	78.5	[2]	0	[2]

[1]	These outstanding options to purchase shares of common stock and deferred stock awards were excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive.
[2]	Conversion of the Cumulative Convertible Perpetual Preferred Stock, Series A into shares of the Company’s common stock was excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive.

COMMITMENTS AND CONTINGENT LIABILITIES (Breast Implant Matters) (Narrative) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010 Dow Corning Corporation [Member]	Jun. 02, 2010 Credit Facility Provided To Joint Venture Reporting Entity Share [Member] Dow Corning Corporation [Member]	Jun. 02, 2004 Credit Facility Provided To Joint Venture Reporting Entity Share [Member] Dow Corning Corporation [Member]	Jun. 02, 2010 Dow Corning Corporation [Member]	Jun. 02, 2004 Dow Corning Corporation [Member]
Loss Contingencies [Line Items]
Equity method investment, ownership percentage	50.00%
Joint Plan credit facility		$ 100	$ 150	$ 200	$ 300

COMMITMENTS AND CONTINGENT LIABILITIES (Environmental Matters) (Narrative) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loss Contingencies [Line Items]
Environmental Remediation Expense	$ 158	$ 269	$ 140
Capital expenditures for environmental protection	173	219	193
Accrual for Environmental Loss Contingencies [Roll Forward]
Accrued Obligations for Environmental Matters, beginning balance	619	312
Accrued Obligations for Environmental Matters, Additional accruals	159	271
Accrued Obligations for Environmental Matters, Assumed from Rohm and Haas		159
Accrued Obligations for Environmental Matters, Charges Against Reserve	(171)	(143)
Accrued Obligations for Environmental Matters, Foreign currency impact	0	20
Accrued Obligations for Environmental Matters, ending balance	607	619	312
Accrual For Environmental Loss Contingencies Midland Offsite Matters [Member]
Accrual for Environmental Loss Contingencies [Roll Forward]
Accrued Obligations for Environmental Matters, ending balance	32	25
Accrual For Environmental Loss Contingencies Superfund Sites [Member]
Accrual for Environmental Loss Contingencies [Roll Forward]
Accrued Obligations for Environmental Matters, ending balance	$ 59	$ 80

COMMITMENTS AND CONTINGENT LIABILITIES (Asbestos-Related Matters of Union Carbide Corporation) (Table and Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended						12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 02, 2008	Dec. 31, 2010 Union Carbide Corporation [Member]	Dec. 31, 2009 Union Carbide Corporation [Member]	Dec. 31, 2008 Union Carbide Corporation [Member]	Dec. 02, 2010 Union Carbide Corporation [Member]	Dec. 31, 2002 Union Carbide Corporation [Member]	Dec. 31, 2010 Union Carbide Corporation [Member] Estimated Insurance Recoveries Carriers Without Settlement Agreements [Member]	Dec. 31, 2009 Union Carbide Corporation [Member] Estimated Insurance Recoveries Carriers Without Settlement Agreements [Member]	Dec. 31, 2010 Union Carbide Corporation [Member] Estimated Insurance Recoveries Defense Costs [Member]	Dec. 31, 2009 Union Carbide Corporation [Member] Estimated Insurance Recoveries Defense Costs [Member]	Dec. 31, 2010 Union Carbide Corporation [Member] Estimated Insurance Recoveries Resolution Costs [Member]	Dec. 31, 2009 Union Carbide Corporation [Member] Estimated Insurance Recoveries Resolution Costs [Member]	Nov. 30, 2010 Union Carbide Corporation [Member] Asbestos Related Matters [Member]	Nov. 30, 2008 Union Carbide Corporation [Member] Asbestos Related Matters [Member]
Loss Contingencies [Line Items]
Liability for asbestos claims, gross						$ 952	$ 728	$ 839	$ 934	$ 744	$ 2,200
Liability for asbestos claims, estimated minimum																		744	952
Liability for asbestos claims, estimated maximum																		835	1,200
Asbestos-related credits	(54)	[1]	0	(54)	[1]		(54)		(54)
Percentage of recorded asbestos liability related to pending claims							21.00%	23.00%
Percentage of recorded asbestos liability related to future claims							79.00%	77.00%
Estimated insurance recoveries							298	532			1,350	50	84	12	91	236	357
Defense and resolution costs for asbestos related claims							$ 73	$ 58	$ 53

[1]	See Note N for information regarding asbestos-related credits.

COMMITMENTS AND CONTINGENT LIABILITIES (Synthetic Rubber Industry Matters) (Narrative) (Details)	1 Months Ended				3 Months Ended
	Dec. 31, 2007 Fine Issued Polychloroprene Business [Member] USD ( $)	Dec. 31, 2007 Fine Issued Polychloroprene Business [Member] EUR ( €)	Nov. 30, 2006 Fine Issued for Butadiene Rubber and Emulsion Styrene Butadiene Rubber Business [Member] USD ( $)	Nov. 30, 2006 Fine Issued for Butadiene Rubber and Emulsion Styrene Butadiene Rubber Business [Member] EUR ( €)	Dec. 31, 2006 Fine Issued for Butadiene Rubber and Emulsion Styrene Butadiene Rubber Business [Member] USD ( $)
Loss Contingencies [Line Items]
Fine issued in connection with alleged violation of competition laws	$ 65,000,000	€ 48,675,000	$ 85,000,000	€ 64,575,000
Loss contingency					$ 85,000,000

COMMITMENTS AND CONTINGENT LIABILITIES (Rohm and Haas Pension Plan Matters) (Narrative) (Details) (Rohm And Haas [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Apr. 02, 2009
Rohm And Haas [Member]
Loss Contingencies [Line Items]
Pension liability from Rohm and Haas acquisition	$ 186	$ 183	$ 185

COMMITMENTS AND CONTINGENT LIABILITIES (Purchase Commitments) (Table and Narrative) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Materials Services and Other Items [Member]
Unrecorded Unconditional Purchase Obligation [Line Items]
Other outstanding purchase commitments	$ 180
Ethylene related products [Member]
Unrecorded Unconditional Purchase Obligation [Line Items]
Purchase commitments Ethylene related products	714	784	1,502
Fixed and determinable portion of obligations under purchase commitments, 2011	3,603
Fixed and determinable portion of obligations under purchase commitments, 2012	3,261
Fixed and determinable portion of obligations under purchase commitments, 2013	2,647
Fixed and determinable portion of obligations under purchase commitments, 2014	2,055
Fixed and determinable portion of obligations under purchase commitments, 2015	1,341
Fixed and determinable portion of obligations under purchase commitments, 2016 through 2020	8,203
Fixed and determinable portion of obligations under purchase commitments, total	$ 21,110

COMMITMENTS AND CONTINGENT LIABILITIES (Guarantees) (Table and Narrative) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Guarantees [Member]
Guarantor Obligations [Line Items]
Final expiration	2020		2020
Guarantor obligations, maximum exposure, undiscounted	$ 445		$ 358
Guarantor obligations, current carrying value	80		52
Residual Value Guarantees [Member]
Guarantor Obligations [Line Items]
Final expiration	2020	[1]	2014
Guarantor obligations, maximum exposure, undiscounted	391	[1]	695
Guarantor obligations, current carrying value	17	[1]	5
Total Guarantees [Member]
Guarantor Obligations [Line Items]
Guarantor obligations, maximum exposure, undiscounted	836		1,053
Guarantor obligations, current carrying value	$ 97		$ 57

[1]	Does not include the residual value guarantee related to the Company's variable interest in an owner trust that was consolidated in the first quarter of 2010 with the adoption of ASU 2009-17; see Notes B and S.

COMMITMENTS AND CONTINGENT LIABILITIES (Asset Retirement Obligations) (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 segments years manufacturingsites countries products brinesandwells wells employees	Dec. 31, 2009
Loss Contingencies [Line Items]
Conditional Asset Retirement Obligations Carrying Value	$ 40	$ 41
Asset retirement obligation discount rate	1.78%	2.45%
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Asset retirement obligation, beginning balance	101	106
Additional accruals	6	7
Assumed from Rohm and Haas		13	[1]
Sold with Salt Business		(12)	[2]
Liabilities settled	(10)	(21)
Accretion expense	1	1
Revisions in estimated cash flows	1	1
Other	0	6
Asset retirement obligation, ending balance	$ 99	$ 101
Number Of Underground Storage Well Without Conditional Asset Retirement Obligation	60
Number Of Underground Brine Well Without Conditional Asset Retirement Obligation	130
Number Of Manufacturing Sites	188
Number Of Countries With Manufacturing Sites Of Company	35

[1]	See Note D.
[2]	See Note E.

TRANSFERS OF FINANCIAL ASSETS (General Information) (Details) (USD $) In Millions	Jan. 02, 2010	Jan. 31, 2010 North America [Member] Terminated Arrangement Related To Sales Of Accounts Receivable Recorded As Secured Borrowings [Member]	Jan. 02, 2010 North America [Member] Terminated Arrangement Related To Sales Of Accounts Receivable Recorded As Secured Borrowings [Member]	Jun. 30, 2010 Europe [Member]	Jun. 30, 2010 Europe [Member] Terminated Arrangement Related To Sales Of Accounts Receivable Recorded As Secured Borrowings [Member]
Accounts Receivable classified as secured borrowings, outstanding	$ 915	$ 264	$ 294	$ 584	$ 11
Maximum amount of receivables available for participation in programs	$ 1,939		$ 1,100		$ 721

TRANSFERS OF FINANCIAL ASSETS (Certain Cash Flows Between the Company and the North American Conduits) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended						12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jan. 02, 2010	Jan. 31, 2010 North America [Member] Terminated Arrangement Related To Sales Of Accounts Receivable Recorded As Secured Borrowings [Member]	Jan. 02, 2010 North America [Member] Terminated Arrangement Related To Sales Of Accounts Receivable Recorded As Secured Borrowings [Member]	Dec. 31, 2010 North America [Member]	Dec. 31, 2010 North America [Member] Trade Accounts Receivable [Member]
Tranfers of Financial Assets [Line Items]
Accounts Receivable classified as secured borrowings, outstanding				$ 915	$ 264	$ 294
Anticipated credit losses in the portfolio of receivables sold that have not yet been collected							1.42%	1.42%
Sensitivity analysis of fair value of interests held in conduits, impact of 10 percent adverse change in valuation assumption								2
Sensitivity analysis of fair value of interests held in conduits, impact of 20 percent adverse change in valuation assumption								5
Carrying value of interests held							1,110
Net credit losses on transferred financial assets								2
Repurchase of previously sold receivables, related to a divestiture								13
Loss from sale of transferred financial assets								19
Sale of receivables								264
Collections reinvested in revolving receivables								18,952
Interests in conduits	1,038	0	0					974	[1]
Trade accounts receivable outstanding and derecognized from the consolidated balance sheet								1,930
Delinquencies on sold receivables that were outstanding at the end of the period								$ 127

[1]	Presented in "Operating Activities" in the consolidated statements of cash flows.

TRANSFERS OF FINANCIAL ASSETS (Certain Cash Flows Between the Company and the European Conduits) (Details) (USD $)	12 Months Ended					12 Months Ended		7 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jan. 02, 2010	Jun. 30, 2010 Europe [Member] Terminated Arrangement Related To Sales Of Accounts Receivable Recorded As Secured Borrowings [Member]	Dec. 31, 2010 Europe [Member]	Jun. 30, 2010 Europe [Member]	Dec. 31, 2010 Europe [Member] Trade Accounts Receivable [Member]	Dec. 31, 2010 Europe [Member] Trade Accounts Receivable [Member]
Tranfers of Financial Assets [Line Items]
Accounts Receivable classified as secured borrowings, outstanding				$ 915,000,000	$ 11,000,000		$ 584,000,000
Anticipated credit losses in the portfolio of receivables sold that have not yet been collected						0.00%			0.00%
Carrying value of interests held								157,000,000	157,000,000
Loss from sale of transferred financial assets									7,000,000
Sale of receivables									554,000,000
Collections reinvested in revolving receivables									3,914,000,000
Interests in conduits	1,038,000,000	0	0						64,000,000 [1]
Trade accounts receivable outstanding and derecognized from the consolidated balance sheet								405,000,000	405,000,000
Delinquencies on sold receivables that were outstanding at the end of the period								42,000,000	42,000,000
Derecognized Assets, Securitized or Asset-backed Financing Arrangement Assets and any Other Financial Assets Managed Together, Net Credit Losses During Period								$ 0

[1]	Presented in "Operating Activities" in the consolidated statements of cash flows.

TRANSFERS OF FINANCIAL ASSETS (Certain Cash Flows Between the Company and the Third-party Holders of the Participating Interests) (Details) (Asia Pacific [Member], USD $)	12 Months Ended
Dec. 31, 2010
Tranfers of Financial Assets [Line Items]
Trade accounts receivable outstanding and derecognized from the consolidated balance sheet	$ 25,000,000
Trade accounts receivable outstanding in the consolidated balance sheet	281,000,000
Total accounts receivable in select Asia Pacific entities	306,000,000
Sale of participating interests	218,000,000
Collections reinvested in revolving receivables	195,000,000
Trade Accounts Receivable [Member]
Tranfers of Financial Assets [Line Items]
Derecognized Assets, Securitized or Asset-backed Financing Arrangement Assets and any Other Financial Assets Managed Together, Net Credit Losses During Period	0
Derecognized Assets, Securitized or Asset-backed Financing Arrangement Assets and any Other Financial Assets Managed Together, Delinquent Amount at End of Period	$ 0

NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES (Schedule of Notes Payable) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Debt Disclosure [Abstract]
Commercial Paper	$ 0	$ 721
Notes payable to banks	1,310	1,285
Notes payable to related companies	157	131
Notes payable trade	0	2
Notes payable	$ 1,467	$ 2,139
Period-end average interest rates	2.64%	2.18%

NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES (Schedule of Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Debt Instrument [Line Items]
Unamortized debt discount	$ (458)	$ (485)
Unexpended construction funds	0	(26)
Long-term debt due within one year	(1,755)	(1,082)
Long-Term Debt	20,605	19,152
Maturities of Long-term Debt [Abstract]
2011	1,755
2012	2,886
2013	943
2014	2,548
2015	1,574
Final Maturity 2010 [Member]
Debt Instrument [Line Items]
Long-Term Debt	0	281
Average interest rate in period	0.00%	9.13%
Final Maturity 2011 [Member]
Debt Instrument [Line Items]
Long-Term Debt	1,057	1,054
Average interest rate in period	5.30%	5.32%
Final Maturity 2012 [Member]
Debt Instrument [Line Items]
Long-Term Debt	2,154	2,280
Average interest rate in period	5.33%	5.14%
Final maturity 2013 [Member]
Debt Instrument [Line Items]
Long-Term Debt	389	389
Average interest rate in period	6.05%	6.05%
Final Maturity 2014 [Member]
Debt Instrument [Line Items]
Long-Term Debt	2,096	1,750
Average interest rate in period	7.27%	7.60%
Final maturity 2015 [Member]
Debt Instrument [Line Items]
Long-Term Debt	1,250	1,250
Average interest rate in period	5.90%	5.90%
Final maturity 2016 and Thereafter [Member]
Debt Instrument [Line Items]
Long-Term Debt	11,260	8,880
Average interest rate in period	6.95%	7.95%
U.S. Dollar loans, Various Rates and Maturities [Member]
Debt Instrument [Line Items]
Long-Term Debt	20	35
Average interest rate in period	1.67%	1.95%
Foreign Currency Loans, Various Rates and Maturities [Member]
Debt Instrument [Line Items]
Long-Term Debt	998	754
Average interest rate in period	2.95%	3.65%
Medium-term Notes, Varying Maturities Through 2022 [Member]
Debt Instrument [Line Items]
Long-Term Debt	2,005	1,624
Average interest rate in period	5.96%	6.39%
Foreign Medium Term Notes, Various Rates and Maturities [Member]
Debt Instrument [Line Items]
Long-Term Debt	0	1
Average interest rate in period	0.00%	4.13%
Euro Medium Term Notes, Final Maturity 2010 [Member]
Debt Instrument [Line Items]
Long-Term Debt	0	576
Average interest rate in period	0.00%	4.37%
Euro Medium-term Notes, Final Maturity 2011 [Member]
Debt Instrument [Line Items]
Long-Term Debt	665	713
Average interest rate in period	4.63%	4.63%
Pollution Control/Industrial Revenue Bonds, Varying Maturities Through 2038 [Member]
Debt Instrument [Line Items]
Long-Term Debt	907	1,114
Average interest rate in period	5.68%	5.21%
Capital Lease Obligations [Member]
Debt Instrument [Line Items]
Long-Term Debt	$ 17	$ 44

NOTES PAYABLE, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES (Narrative) (Details) Share data in Millions, unless otherwise specified	12 Months Ended			1 Months Ended							4 Months Ended													3 Months Ended		0 Months Ended	1 Months Ended					1 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Sep. 30, 2010 Rohm And Haas [Member] USD ( $)	Aug. 31, 2009 Rohm And Haas [Member] USD ( $)	Aug. 31, 2009 Rohm And Haas [Member] EUR ( €)	Mar. 31, 2010 Rohm And Haas [Member] USD ( $)	Dec. 31, 2009 Rohm And Haas [Member] USD ( $)	Apr. 02, 2009 Rohm And Haas [Member] USD ( $)	Apr. 02, 2009 Rohm And Haas [Member] Current and Long Term [Member] USD ( $)	May 07, 2009 Series B Preferred Stock [Member]	Nov. 04, 2010 Public Offering [Member] USD ( $)	Aug. 04, 2009 Public Offering [Member] USD ( $)	May 07, 2009 Public Offering [Member] USD ( $)	Nov. 04, 2010 2.5% Notes Due 2016 [Member] USD ( $)	Nov. 04, 2010 4.25% Due 2020 [Member] USD ( $)	May 07, 2009 7.6% Notes Due 2014 [Member] USD ( $)	May 07, 2009 8.55% Notes Due 2019 USD ( $)	May 07, 2009 9.4% Notes Due 2039 [Member] USD ( $)	May 07, 2009 8.55% Notes Due 2019 Offered To Paulson And Co And Haas Family In Public Offering [Member] USD ( $)	Aug. 04, 2009 4.85% Notes Due 2012 [Member] USD ( $)	Aug. 04, 2009 5.9% Notes Due 2015 [Member] USD ( $)	Aug. 04, 2009 LIBOR Based Floating Notes Due 2011 [Member] USD ( $)	Jun. 30, 2009 Loans Payable [Member] USD ( $)	Jun. 30, 2009 Term Loan with Extension Option [Member] USD ( $)	Mar. 09, 2009 Five Year Competitive Advance and Revolving Credit Facility Agreement [Member] USD ( $)	Dec. 31, 2009 Five Year Competitive Advance and Revolving Credit Facility Agreement [Member] USD ( $)	Jun. 30, 2009 Five Year Competitive Advance and Revolving Credit Facility Agreement [Member] USD ( $)	May 31, 2009 Five Year Competitive Advance and Revolving Credit Facility Agreement [Member] USD ( $)	Dec. 31, 2010 Three Year Competitive Advance and Revolving Credit Facility Agreement [Member] USD ( $)	Jun. 04, 2010 Three Year Competitive Advance and Revolving Credit Facility Agreement [Member] USD ( $)	Sep. 30, 2009 Calvin Capital LLC [Member] USD ( $)
Notes Payable Long Term Debt and Available Credit Facilities [Line Items]
Principal amount												$ 2,500,000,000	$ 2,750,000,000	$ 6,000,000,000	$ 750,000,000	$ 1,750,000,000	$ 1,750,000,000	$ 3,250,000,000	$ 1,000,000,000	$ 1,350,000,000	$ 1,250,000,000	$ 1,250,000,000	$ 250,000,000
Debt Instrument, Interest Rate, Stated Percentage															2.50%	4.25%	7.60%	8.55%	9.40%	8.55%	4.85%	5.90%
Line of Credit Facility, Increase, Additional Borrowings																										3,000,000,000
Line of Credit Facility, Decrease, Repayments																											900,000,000	500,000,000	1,600,000,000
Line of Credit Facility, Remaining Borrowing Capacity																														3,000,000,000	3,000,000,000
Term Loan Maximum Borrowing Capacity																									8,000,000,000
Debt Instrument, Increase, Additional Borrowings																								9,226,000,000
Payments of Debt Issuance Costs																								304,000,000
Stock repurchased and retired											1.3
Long-term debt							2,541,000,000	2,541,000,000	2,528,000,000	2,576,000,000
Extinguishment of Debt, Amount				123,000,000		175,000,000
Pretax loss on the early extinguishment of debt	46,000,000	56,000,000	0	46,000,000	56,000,000
Tender Offer of Debentures				145,000,000
Repayments of Notes Payable	668,000,000	0	0																													674,000,000
Outstanding debt	22,400,000,000
Debt instrument covenant, ratio of indebtedness to net capital, maximum	0.65
Amount of debt, if exceeded, causes company to comply with capitalization ratios																														500,000,000
Amount at which a failure to pay results in default	50,000,000
Permitted amount of acceleration of principal which causes default	200,000,000
Amount of acceleration of principal which causes default	100,000,000
Amount of judgment which causes default	$ 200,000,000

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Acquisition of Rohm and Haas) (Details) (USD $) In Millions	Dec. 31, 2010 Defined Benefit Pension Plans [Member]	Dec. 31, 2009 Defined Benefit Pension Plans [Member]	Dec. 31, 2008 Defined Benefit Pension Plans [Member]	Apr. 02, 2009 Defined Benefit Pension Plans [Member] Rohm And Haas [Member]		Dec. 31, 2010 Other Postretirement Benefits [Member]	Dec. 31, 2009 Other Postretirement Benefits [Member]	Dec. 31, 2008 Other Postretirement Benefits [Member]	Apr. 02, 2009 Other Postretirement Benefits [Member] Rohm And Haas [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 15,851	$ 14,589	$ 11,573	$ 1,439	[1]	$ 238	$ 367	$ 368	$ 18	[1]
Defined Benefit Plan, Projected Benefit Obligation	$ 21,158	$ 19,914	$ 15,573	$ 2,168	[1]	$ 2,095	$ 2,079	$ 1,821	$ 338	[1]

[1]	Does not include plan assets and obligations of Morton that were sold to K+S on October 1, 2009; see Note E.

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Pension Plans) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Plan Disclosure [Line Items]
Pension contributions	$ 708,000,000	$ 355,000,000	$ 185,000,000
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets, Aggregate Projected Benefit Obligation	18,424,000,000	18,113,000,000
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets, Aggregate Accumulated Benefit Obligation	17,571,000,000	17,277,000,000
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets, Aggregate Fair Value of Plan Assets	12,912,000,000	12,679,000,000
Minimum [Member]
Defined Benefit Plan Disclosure [Line Items]
Bond Yields, Related to Future Expected Actuarially Determined Cash Flows	60.00%
Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Bond Yields, Related to Future Expected Actuarially Determined Cash Flows	90.00%
Defined Contribution Pension [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined contribution plan expense recognized	184,000,000	156,000,000	49,000,000
Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Accumulated Benefit Obligation	20,100,000,000	18,900,000,000
Pension contributions	708,000,000
Expected pension contributions	$ 700,000,000
Discount rate - benefit obligations	5.38%	5.71%
Rate of increase in future compensation levels - benefit obligations	4.13%	4.14%
Discount rate - net periodic costs	5.71%	6.53%
Rate of increase in future compensation levels - net periodic costs	4.17%	4.01%
Expected long-term rate of return on plan assets - net periodic costs	7.74%	8.03%
Defined Benefit Pension Plans, U.S.
Defined Benefit Plan Disclosure [Line Items]
Discount rate - benefit obligations	5.51%	5.97%
Rate of increase in future compensation levels - benefit obligations	4.50%	4.50%
Discount rate - net periodic costs	5.97%	6.82%
Rate of increase in future compensation levels - net periodic costs	4.50%	4.31%
Expected long-term rate of return on plan assets - net periodic costs	8.16%	8.46%

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Other Postretirement Benefits) (Details) (United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member], USD  $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate - benefit obligations	5.15%	5.69%
Initial health care cost trend rate - benefit obligations	8.70%	9.13%
Ultimate health care cost trend rate - benefit obligations	5.00%	5.00%
Year ultimate trend rate to be reached - benefit obligations	2019	2019
Discount rate - net periodic costs	5.69%	7.11%
Expected long-term rate of return on plan assets - net periodic costs	4.35%	5.15%
Initial health care cost trend rate - net periodic costs	9.13%	9.71%
Ultimate health care cost trend rate - net periodic costs	5.00%	6.00%
Year ultimate trend rate to be reached - net periodic costs	2019	2018
Defined benefit plan effect of one percentage point increase on net periodic postretirement benefit cost	$ (1)
Defined benefit plan effect of one percentage point decrease on accumulated postretirement benefit obligation	23
Defined benefit plan effect of one percentage point decrease on net periodic postretirement benefit cost	$ 1

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Net Periodic Benefit Cost and Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income for All Significant Plans) (Details) (USD  $)
In Millions	1 Months Ended	12 Months Ended
	Jun. 30, 2010 Styron [Member]	Dec. 31, 2010 Defined Benefit Pension Plans [Member]		Dec. 31, 2009 Defined Benefit Pension Plans [Member]		Dec. 31, 2008 Defined Benefit Pension Plans [Member]		Dec. 31, 2010 Other Postretirement Benefits [Member]		Dec. 31, 2009 Other Postretirement Benefits [Member]		Dec. 31, 2008 Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost		$ 309		$ 270		$ 264		$ 15		$ 16		$ 18
Interest cost		1,098		1,081		961		111		138		117
Expected return on plan assets		(1,212)		(1,254)		(1,232)		(10)		(17)		(29)
Amortization of prior service cost (credit)		28		31		32		0		(3)		(4)
Amortization of unrecognized loss (gain)		268		106		43		(1)		(1)		(1)
Net periodic benefit cost		502		247		122		118		133		135
Net loss (gain)		591		804		4,669		59		(114)		23
Prior service cost		2		2		4		0		0		0
Amortization of prior service (cost) credit		(36)		(31)		(32)		(3)		3		4
Amortization of unrecognized (loss) gain		(271)		(119)		(43)		1		1		1
Total recognized in other comprehensive loss (income)		286		656		4,598		57		(110)		28
Total recognized in net periodic benefit cost and other comprehensive loss		788		903		4,720		175		23		163
Curtailment cost	$ 11	$ 11	[1]	$ 13	[1]	$ 54	[1]	$ 3	[1]	$ 0	[1]	$ 34	[1]

[1]	Includes $11 million of curtailment and settlement costs recorded in 2010 related to the divestiture of Styron (see Note E). See Note C for information regarding curtailment and settlement costs recorded in 2009 and 2008.

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Change in Projected Benefit Obligations, Plan Assets and Funded Status of All Significant Plans) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Amortization of Net Gains (Losses)	$ (372)
Defined Benefit Plan, Amortization of Net Prior Service Cost (Credit)	27
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Benefit Obligation, Beginning Balance	19,914	15,573
Service cost	309	270	264
Interest cost	1,098	1,081	961
Plan participants' contributions	22	27
Amendments	2	2
Actuarial changes in assumptions and experience	1,133	1,718
Acquisition/divestiture/other activity	(53)	2,175
Benefits paid	(1,148)	(1,239)
Currency impact	(86)	307
Termination benefits/curtailment cost	(33)	0
Benefit Obligation, Ending Balance	21,158	19,914	15,573
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets, beginning balance	14,589	11,573
Actual return on plan assets	1,724	2,155
Currency impact	(28)	279
Employer contributions	708	355
Plan participants' contributions	22	27
Acquisition/divestiture/other activity	(16)	1,439
Benefits paid	(1,148)	(1,239)
Fair value of plan assets, ending balance	15,851	14,589	11,573
Funded status at end of year	(5,307)	(5,325)
Defined Benefit Plan, Amounts Recognized in Balance Sheet [Abstract]
Noncurrent assets	235	110
Current liabilities	(58)	(54)
Noncurrent liabilities	(5,484)	(5,381)
Net amounts recognized in the consolidated balance sheets	(5,307)	(5,325)
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax [Abstract]
Net loss (gain)	6,696	6,376
Prior service cost (credit)	182	216
Pretax balance in AOCI at end of year	6,878	6,592
Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Amortization of Net Gains (Losses)	(2)
Defined Benefit Plan, Amortization of Net Prior Service Cost (Credit)	(2)
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Benefit Obligation, Beginning Balance	2,079	1,821
Service cost	15	16	18
Interest cost	111	138	117
Plan participants' contributions	0	0
Amendments	0	0
Actuarial changes in assumptions and experience	68	(75)
Acquisition/divestiture/other activity	(1)	336
Benefits paid	(180)	(171)
Currency impact	3	14
Termination benefits/curtailment cost	0	0
Benefit Obligation, Ending Balance	2,095	2,079	1,821
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets, beginning balance	367	368
Actual return on plan assets	17	56
Currency impact	0	0
Employer contributions	(60)	0
Plan participants' contributions	0	0
Acquisition/divestiture/other activity	0	18
Benefits paid	(86)	(75)
Fair value of plan assets, ending balance	238	367	368
Funded status at end of year	(1,857)	(1,712)
Defined Benefit Plan, Amounts Recognized in Balance Sheet [Abstract]
Noncurrent assets	0	0
Current liabilities	(88)	(89)
Noncurrent liabilities	(1,769)	(1,623)
Net amounts recognized in the consolidated balance sheets	(1,857)	(1,712)
Pension and Other Postretirement Benefit Plans, Accumulated Other Comprehensive Income (Loss), before Tax [Abstract]
Net loss (gain)	(26)	(86)
Prior service cost (credit)	(16)	(13)
Pretax balance in AOCI at end of year	$ (42)	$ (99)

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Estimated Future Benefit Payments) (Details) (USD $) In Millions	Dec. 31, 2010
Defined Benefit Pension Plans [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
2011	$ 1,330
2012	1,156
2013	1,168
2014	1,191
2015	1,218
2016 through 2020	6,646
Total	12,709
Other Postretirement Benefits [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
2011	194
2012	189
2013	180
2014	172
2015	166
2016 through 2020	773
Total	$ 1,674

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Plan Assets) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 15,851	$ 14,589	$ 11,573
Company common stock [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 13	$ 11

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Investment Strategy and Risk Management for Plan Assets) (Details)	12 Months Ended
Dec. 31, 2010
Compensation and Retirement Disclosure [Abstract]
Equity securities	45.00%
Fixed Income securities	35.00%
Alternative investments	15.00%
Other investments	5.00%
Total	100.00%

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Basis of Fair Value Measurements of Pension Plan Assets) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Cash and Cash Equivalents [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 56		$ 100
Cash and Cash Equivalents [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Cash and Cash Equivalents [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	751		730
Cash and Cash Equivalents [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	39		74
Cash and Cash Equivalents [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Cash and Cash Equivalents [Member] | Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	39		74
Cash and Cash Equivalents [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	807		830
Equity Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	5,105		4,646
Equity Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	66	[1]	82	[1]
Equity Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	1,571		1,563
Equity Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[1]	0	[1]
Equity Securities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0		3
Equity Securities [Member] | Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	66	[1]	82	[1]
Equity Securities [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	6,676		6,209
U.S. Equity [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,038	[2]	1,774	[3]
U.S. Equity [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	167	[2]	142	[3]
U.S. Equity [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[2]	0	[3]
U.S. Equity [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,205	[2]	1,916	[3]
Company common stock [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	13		11
Company common stock [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Non-U.S. Equity - Developed Countries [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,300		2,203
Non-U.S. Equity - Developed Countries [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	932		922
Non-U.S. Equity - Developed Countries [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Non-U.S. Equity - Developed Countries [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	3,232		3,125
Emerging Markets Equity [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	759		668
Emerging Markets Equity [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	469		490
Emerging Markets Equity [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Emerging Markets Equity [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	1,228		1,158
Equity Derivatives [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	8		1
Equity Derivatives [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	3		9
Equity Derivatives [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Equity Derivatives [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	11		10
Fixed Income Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	46		43
Fixed Income Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	4		3
Fixed Income Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	5,328		5,143
Fixed Income Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	129		208
Fixed Income Securities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	50		50		28
Fixed Income Securities [Member] | Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	133		211
Fixed Income Securities [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	5,424		5,236
U.S. government and municipalities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
U.S. government and municipalities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	961		991
U.S. government and municipalities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
U.S. government and municipalities [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	961		991
U.S. agency and agency mortgage backed securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
U.S. agency and agency mortgage backed securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	385		300
U.S. agency and agency mortgage backed securities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
U.S. agency and agency mortgage backed securities [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	385		300
Corporate Bonds - Investment Grade [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Corporate Bonds - Investment Grade [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	1,313		1,242
Corporate Bonds - Investment Grade [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Corporate Bonds - Investment Grade [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	1,313		1,242
Non-U.S. Governments - Developed Countries [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Non-U.S. Governments - Developed Countries [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	643		463
Non-U.S. Governments - Developed Countries [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Non-U.S. Governments - Developed Countries [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	643		463
Non-U.S. Corporate Bonds - Developed Countries [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Non-U.S. Corporate Bonds - Developed Countries [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	897		557
Non-U.S. Corporate Bonds - Developed Countries [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Non-U.S. Corporate Bonds - Developed Countries [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	897		557
Emerging Market Debt [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Emerging Market Debt [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	51		30
Emerging Market Debt [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Emerging Market Debt [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	51		30
Other Asset-backed Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Other Asset-backed Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	217		156
Other Asset-backed Securities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	13		25
Other Asset-backed Securities [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	230		181
Convertible Bonds [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	32		50
Convertible Bonds [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	385		386
Convertible Bonds [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Convertible Bonds [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	417		436
High Yield Bonds [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	14		0
High Yield Bonds [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	279		176
High Yield Bonds [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	17		25
High Yield Bonds [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	310		201
Other Fixed Income Funds [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Other Fixed Income Funds [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	208		878
Other Fixed Income Funds [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	20		0
Other Fixed Income Funds [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	228		878
Fixed Income Derivatives [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		(7)
Fixed Income Derivatives [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	(11)		(36)
Fixed Income Derivatives [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Fixed Income Derivatives [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	(11)		(43)
Alternative Investments [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	29		26
Alternative Investments [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	440		396
Alternative Investments [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,027		1,458		1,242
Alternative Investments [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,496		1,880
Real Estate [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	29		26
Real Estate [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	45		46
Real Estate [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	727		561
Real Estate [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	801		633
Private Equity Funds [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Private Equity Funds [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Private Equity Funds [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	997		802
Private Equity Funds [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	997		802
Absolute Return [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Absolute Return [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	395		350
Absolute Return [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	303		95
Absolute Return [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	698		445
Other Plan Assets [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Other Plan Assets [Member] | Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	408		391
Other Plan Assets [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	40		43		20
Other Plan Assets [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	448		434
Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	15,851		14,589		11,573
Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	5,236		4,815
Significant Other Observable Inputs (Level 2) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	8,498		8,223
Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	2,117		1,551		1,293
Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	238		367		368
Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	70		85
Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	168		282
Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 238		$ 367

[1]	Includes no common stock of the Company.
[2]	Includes $13 million of the Company’s common stock.
[3]	Includes $11 million of the Company’s common stock.

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Fair Value Measurement of Level 3 Pension Plan Assets) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Equity Securities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning balance	$ 0	$ 3
Acquisition/divestiture/other activity		0
Relating to assets sold	(3)	(16)
Relating to assets held	2	16
Purchase, sales and settlements	1	(3)
Transfers into Level 3, net	0
Foreign currency impact	0	0
Fair value of plan assets, ending balance	0	0
Equity Securities [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending balance	6,676	6,209
Company common stock [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending balance	13	11
Fixed Income Securities [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning balance	50	28
Acquisition/divestiture/other activity		44
Relating to assets sold	2	(6)
Relating to assets held	2	13
Purchase, sales and settlements	(6)	(29)
Transfers into Level 3, net	2
Foreign currency impact	0	0
Fair value of plan assets, ending balance	50	50
Fixed Income Securities [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending balance	5,424	5,236
Alternative Investments [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning balance	1,458	1,242
Acquisition/divestiture/other activity		257
Relating to assets sold	32	(23)
Relating to assets held	162	(121)
Purchase, sales and settlements	379	99
Transfers into Level 3, net	1
Foreign currency impact	(5)	4
Fair value of plan assets, ending balance	2,027	1,458
Alternative Investments [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending balance	2,496	1,880
Other Investment Plan Assets [Member] | Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning balance	43	20
Acquisition/divestiture/other activity		20
Relating to assets sold	0	0
Relating to assets held	(1)	2
Purchase, sales and settlements	(2)	1
Transfers into Level 3, net	0
Foreign currency impact	0	0
Fair value of plan assets, ending balance	40	43
Other Investment Plan Assets [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, ending balance	448	434
Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning balance	14,589	11,573
Acquisition/divestiture/other activity	(16)	1,439
Foreign currency impact	(28)	279
Fair value of plan assets, ending balance	15,851	14,589
Significant Unobservable Inputs (Level 3) [Member] | Defined Benefit Pension Plans [Member]
Pension Plan, Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value of plan assets, beginning balance	1,551	1,293
Acquisition/divestiture/other activity		321
Relating to assets sold	31	(45)
Relating to assets held	165	(90)
Purchase, sales and settlements	372	68
Transfers into Level 3, net	3
Foreign currency impact	(5)	4
Fair value of plan assets, ending balance	$ 2,117	$ 1,551

PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (Basis of Fair Value Measurements of Other Postretirement Benefit Plan Assets) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Cash and Cash Equivalents [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 0		$ 0
Cash and Cash Equivalents [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	39		74
Cash and Cash Equivalents [Member] | Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	39		74
Equity Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	66	[1]	82	[1]
Equity Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0	[1]	0	[1]
Equity Securities [Member] | Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	66	[1]	82	[1]
Company common stock [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	13		11
Company common stock [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	0		0
Fixed Income Securities [Member] | Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	4		3
Fixed Income Securities [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	129		208
Fixed Income Securities [Member] | Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	133		211
Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	238		367		368
Quoted Prices in Active Markets for Identical Items (Level 1) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	70		85
Significant Other Observable Inputs (Level 2) [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	168		282
Total [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 238		$ 367

[1]	Includes no common stock of the Company.

LEASED PROPERTY (Minimum Operating Lease Commitments at December 31, 2010) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Leases [Abstract]
Purchase of a previously leased asset		$ 713
Operating lease rental expense	404	459	439
Operating Leases, Future Minimum Payments Due [Abstract]
Future minimum operating lease commitments due during 2011	202
Future minimum operating lease commitments due during 2012	163
Future minimum operating lease commitments due during 2013	149
Future minimum operating lease commitments due during 2014	126
Future minimum operating lease commitments due during 2015	115
Future minimum operating lease commitments due during 2016 and thereafter	1,796
Total future minimum operating lease commitments	$ 2,551

VARIABLE INTEREST ENTITIES (Schedule of Consolidated Variable Interest Entities, Carrying Amounts of Assets and Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Sep. 30, 2001 Preferred Stock [Member] Hobbes Capital Sa [Member]	Sep. 30, 2008 Preferred Stock [Member] Hobbes Capital Sa [Member]	Dec. 31, 2010 Variable Interest Entity, Primary Beneficiary [Member]	Dec. 31, 2009 Variable Interest Entity, Primary Beneficiary [Member]	Jan. 02, 2010 Assets and Liabilities of Newly Consolidated Variable Interest Entities Included in the Consolidated Balance Sheet [Member]	Dec. 31, 2010 Variable Interest Entities Used to Monetize Accounts Receivable [Member]	Jan. 02, 2010 Variable Interest Entities Used to Monetize Accounts Receivable [Member]	Dec. 31, 2010 Netherlands Owner Trust [Member]
Variable Interest Entity [Line Items]
Current assets	$ 24,130		$ 19,542						$ 228	$ 102	$ 37	$ 158	$ 817
Property	17,668	[1]	18,141	[1]	14,294	[1]			1,388	455	209
Other noncurrent assets	611		792						122	81	3
Total Assets	69,588		66,018		45,474				1,738	638	249
Current liabilities	13,896		13,105						837	183	76	1	589
Long-term debt	20,605		19,152						513	125	346
Other noncurrent liabilities	2,995		3,294						64	43
Total liabilities									1,414	351	422
Cash and cash equivalents, restricted	145												436
Number of Joint Ventures									5		2
Current Assets Restricted To Consolidated Variable Interest Entities									228			0
Property Plant And Equipment Net Restricted To Consolidated Variable Interest Entities	1,388								1,388
Other Noncurrent Assets Restricted To Consolidated Variable Interest Entities									122
Current liabilities, nonrecourse									190			1
Long Term Debt (Variable interest entities nonrecourse)									167
Other noncurrent liabilities, nonrecourse									64
Variable Interest Entities, maximum exposure to loss														363
Value of shares issued							500
Preferred Stock, Redemption Amount								$ 674

[1]	Long-lived assets in Germany represented 9 percent of the total at December 31, 2010, 11 percent of the total at December 31, 2009 and 14 percent of the total at December 31, 2008.

VARIABLE INTEREST ENTITIES (Nonconsolidated Variable Interest Entity) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Variable Interest Entity [Line Items]
Investment in nonconsolidated affiliates	$ 3,453	$ 3,224	$ 3,204
Acrylic Acid Joint Venture [Member]
Variable Interest Entity [Line Items]
Investment in nonconsolidated affiliates	$ 144

STOCK-BASED COMPENSATION (Accounting for Stock-Based Compensation) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividend yield	2.50%	3.80%	4.40%
Expected volatility	47.35%	43.78%	29.57%
Risk-free interest rate	1.28%	1.61%	3.42%
Dividend yield blend of current declared dividend as a percentage of the stock price	30.00%
Dividend yield blend of current declared dividend as a percentage of a ten year dividend yield	70.00%
Employees' Stock Purchase Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life	5	9	6.5
Stock Option Plans [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life	6.5	6.25	6

STOCK-BASED COMPENSATION (Employees' Stock Purchase Plan) (Details) (Employees' Stock Purchase Plan [Member], USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Employees' Stock Purchase Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Maximum Employee Subscription Rate	10.00%
Plan price of the stock is set a no less than the following percentage of market price	85.00%
Granted, shares	13,753
Granted, exercise price	$ 18.09	[1]
Exercised, shares	(12,359)
Exercised, exercise price	$ 18.09	[1]
Forfeited/Expired, shares	(1,394)
Forfeited/Expired, exercise price	$ 18.09	[1]
Weighted-average fair value per share of purchase rights granted	$ 11.9		$ 1		$ 4.33
Total compensation expense	$ 164		$ 10		$ 20
Stock-based compensation expense related tax benefit	61		4		7
Total amount of cash received from the exercise of purchase rights	224		137		32
Total intrinsic value of purchase rights exercised	147	[2]	38	[2]	3	[2]
Total intrinsic value of purchase rights exercised, related tax benefit	$ 54		$ 14		$ 1

[1]	Weighted-average per share
[2]	Difference between the market price at exercise and the price paid by the employee to exercise the purchase rights

STOCK-BASED COMPENSATION (Stock Option Plans) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 Stock Option Plans [Member] years		Dec. 31, 2009 Stock Option Plans [Member]		Dec. 31, 2008 Stock Option Plans [Member]		Dec. 31, 2010 1988 Award and Option Plan [Member]	Dec. 31, 2010 Non-Employee Directors' Stock Plan 1994 [Member]	Dec. 31, 1994 Non-Employee Directors' Stock Plan 1994 [Member]	Dec. 31, 2010 Non-Employee Directors' Stock Plan 1998 [Member]	Dec. 31, 1998 Non-Employee Directors' Stock Plan 1998 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized									300,000
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Minimum	P1Y
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Maximum	P3Y
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Available for Grant							22,612,549				600,000
Maximum term by share based compensation after vesting	10
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding [Roll Forward]
Outstanding, shares, beginning balance	60,244,000							34,650		85,000
Outstanding, exercise price, beginning balance	$ 34.22	[1]
Granted, shares	8,488,000
Granted, exercise price	$ 27.79	[1]
Exercised, shares	(3,103,000)
Exercised, exercise price	$ 21.39	[1]
Forfeited/Expired, shares	(4,806,000)
Forfeited/Expired, exercise price	$ 35.8	[1]
Outstanding, shares, ending balance	60,823,000		60,244,000					34,650		85,000
Outstanding, exercise price, ending balance	$ 33.85	[1]	$ 34.22	[1]
Remaining contractual life in years	5.41	[1]
Aggregate intrinsic value in millions	$ 336
Options exercisable at end of period, shares	42,188,000
Options exercisable at end of year, weighted average exercise price	$ 38.93	[1]
Options exercisable at end of year, weighted average remaining contractual term (years)	4.18	[1]
Option exercisable aggregate intrinsic value in millions	103
Weighted-average fair value per share of options granted	$ 9.17		$ 2.6		$ 8.88
Total compensation expense	72		46		79
Stock-based compensation expense related tax benefit	27		17		29
Total amount of cash received from the exercise of options	66		0		40
Total intrinsic value of options exercised	30	[2]	0	[2]	12	[2]
Options exercised related tax benefit	11		0		4
Unrecognized Compensation Cost	$ 23
Weighted-average Recognition Period, in years	0.87

[1]	Weighted-average per share
[2]	Difference between the market price at exercise and the price paid by the employee to exercise the options

STOCK-BASED COMPENSATION (Deferred and Restricted Stock) (Details) (Deferred Stock [Member], USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years		Dec. 31, 2009		Dec. 31, 2008
Deferred Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized Compensation Cost	$ 82
Weighted-average Recognition Period, in years	0.88
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested But Not Issued	178,288
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Outstanding, shares, beginning balance	12,213,000
Nonvested, weighted average grant date fair value per share, beginning of period	$ 27.91	[1]
Granted, shares	4,630,000
Weighted-average grant date fair value per share, granted	$ 27.89	[1]	$ 11.7		$ 38.38
Vested, shares	(1,305,000)
Weighted-average fair value per share of deferred stock granted vested	$ 52.28	[1]
Canceled, shares	(287,000)
Weighted average grant date fair value per share, canceled	$ 24.48	[1]
Outstanding, shares, ending balance	15,251,000		12,213,000
Nonvested, weighted average grant date fair value per share, end of period	$ 25.89	[1]	$ 27.91	[1]
Total fair value of deferred stock vested and delivered	38	[2]	20	[2]	11	[2]
Total fair value of deferred stock vested and delivered, related tax benefit	14		7		4
Total compensation expense for deferred stock awards	123		80		95
Stock-based compensation expense related tax benefit	$ 46		$ 30		$ 35
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested But Not Issued, Weighted Average Grant Date Fair Value	$ 29.88
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Minimum	2
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period, Maximum	5

[1]	Weighted-average per share
[2]	Includes the fair value of shares vested in prior years and delivered in the reporting year

STOCK-BASED COMPENSATION (Performance Deferred Stock) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended								3 Months Ended	12 Months Ended										12 Months Ended
	Dec. 31, 2010 January 1, 2010 to December 31, 2012 [Member] Performance Deferred Stock Awards [Member]		Dec. 31, 2009 October 1, 2009 to September 30, 2011 [Member] Performance Deferred Stock Awards [Member]		Dec. 31, 2009 January 1, 2009 to December 31, 2011 [Member] Performance Deferred Stock Awards [Member]		Dec. 31, 2008 January 1, 2008 to December 31, 2010 [Member] Performance Deferred Stock Awards [Member]		Jun. 30, 2008 Performance Deferred Stock Awards [Member]	Dec. 31, 2010 Performance Deferred Stock Awards [Member] years		Dec. 31, 2009 Performance Deferred Stock Awards [Member]		Dec. 31, 2008 Performance Deferred Stock Awards [Member]		Dec. 31, 2010 Performance Deferred Stock vested and not issued [Member]	Dec. 31, 2010 Nonvested Performance Deferred Stock [Member]		Dec. 31, 2010 Executive Performance Plan 1994 [Member]	Dec. 31, 2010 Non-Employee Directors' Stock Incentive Plan 2003 [Member]	Dec. 31, 2003 Non-Employee Directors' Stock Incentive Plan 2003 [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized Compensation Cost										$ 32
Weighted-average Recognition Period, in years										0.51
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Outstanding, shares, beginning balance																	3,356,000
Nonvested, weighted average grant date fair value per share, beginning of period																	$ 24.54	[1]
Target shares granted	900,000	[2]	1,100,000	[2]	1,200,000	[2]	1,100,000	[2]									875,000
Weighted-average grant date fair value per share, granted	$ 27.79	[1]	$ 26.39	[1]	$ 9.53	[1]	$ 38.62	[1]									$ 27.79	[1]
Exercised, shares																	(1,045,000)
Weighted-average fair value per share of deferred stock granted vested																$ 38.38	$ 38.38	[1]
Canceled, shares																	(54,000)
Weighted average grant date fair value per share, canceled																	$ 26.02	[1]
Outstanding, shares, ending balance																	3,132,000
Nonvested, weighted average grant date fair value per share, end of period																	$ 20.72	[1]		$ 30
Total fair value of deferred stock vested and delivered										28	[3]	1	[3]	166	[3]
Total fair value of performance deferred stock vested and delivered, related tax benefit										10		0		62
Compensation expense related to modification of equity Instrument to liability instruments										25
Total compensation expense for deferred stock awards										143	[4]	(7)	[4]	17	[4]
Stock-based compensation expense related tax benefit										53		(2)		6
Shares of performance deferred stock									900,000	300,000
Cash paid to settle performance deferred stock awards									$ 35	$ 8
Shares authorized to grant																			300,000		1,500,000
Annual aggregate award limit shares on director stock incentive plan										25,000
Restricted stock issued																				38,940
Performance deferred shares vested, but not issued																900,000
Actual number of shares granted above target minimum range										0.00%
Actual number of shares granted above target maximum range										250.00%

[1]	Weighted-average per share
[2]	At the end of the performance period, the actual number of shares issued can range from zero to 250 percent of the target shares granted.
[3]	Includes the fair value of shares vested in prior years and delivered in the reporting year.
[4]	Compensation expense in 2010 includes $25 million related to the modification of equity instruments to liability instruments for certain executive employees.

LIMITED PARTNERSHIP (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended	1 Months Ended		3 Months Ended
	Dec. 31, 1998 Chemtech Royalty Associates L.P. [Member]	Sep. 30, 2000 Chemtech II [Member]	Jun. 30, 1998 Chemtech II [Member]	Jun. 30, 2008 Chemtech II [Member]
Limited Partnerships [Line Items]
Percent of limited partner interests acquired	20.00%
Limited partner interest	$ 210
Contributed assets, aggregate fair value		18	783
Percent of outside investors' limited partner interest			20.00%
Fair value of outside investors' property contributed			200
The Company's election to purchase the interests of the outside investors				$ 200

PREFERRED SECURITIES OF SUBSIDIARIES, Narrative (Details) (USD $) In Millions, unless otherwise specified	0 Months Ended	1 Months Ended
	Jul. 09, 2009 Tornado Finance V.O.F. [Member]	Jul. 31, 1999 Tornado Finance V.O.F. [Member]	Sep. 30, 2001 Hobbes Capital S.A. [Member]	Sep. 30, 2008 Hobbes Capital S.A. [Member]
Preferred Securities of Subsidiaries [Line Items]
Preferred partnership units issued		$ 500
Preferred stock dividend rate		7.97%
Redemption amount of preferred partnership units	520
Issuance of preferred equity securities			500
Redemption amount of preferred equity securities				$ 674

REDEEMABLE PREFERRED STOCKS (Narrative) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended		1 Months Ended				3 Months Ended	2 Months Ended	3 Months Ended	2 Months Ended				4 Months Ended		0 Months Ended
	May 31, 2009 Series B Preferred Stock [Member] Debt Offered to Haas Trusts and Paulson Co [Member]	May 31, 2009 Debt Offered to Haas Trusts and Paulson Co [Member]	May 31, 2009 Company common stock [Member]	May 31, 2009 Series B Preferred Stock [Member] Common Stock [Member]	Jun. 30, 2009 Haas Trusts [Member] Company common stock [Member]	May 31, 2009 Haas Trusts and Paulson [Member] Company common stock [Member]	Jun. 30, 2009 Series B Preferred Stock [Member] Cash Payment or Increase in Liquidation Preference [Member]	Jun. 07, 2009 Cash Payment or Increase in Liquidation Preference [Member] Series C Preferred Stock [Member]	Jun. 30, 2009 Series B Preferred Stock [Member] Cash Payment [Member]	Jun. 07, 2009 Cash Payment [Member] Series C Preferred Stock [Member]	Apr. 02, 2009 Series B Preferred Stock [Member] Haas Trusts [Member]	Apr. 02, 2009 Series B Preferred Stock [Member] Paulson and Co. [Member]	May 31, 2009 Public Offering [Member]	May 07, 2009 Series B Preferred Stock [Member]	Apr. 02, 2009 Series B Preferred Stock [Member]	Jun. 09, 2009 Series C Preferred Stock [Member]	May 26, 2009 Series C Preferred Stock [Member]	Apr. 02, 2009 Series C Preferred Stock [Member]
Preferred stock issued											$ 1,500	$ 1,000			$ 2,500			$ 500
Preferred shares issued											1.5	1			2.5
Stock Issued During Period, Shares, New Issues			150		31	83.3
Dividend rate							8.00%	8.00%	7.00%	7.00%						12.00%
Principal amount		$ 1,350											$ 6,000
Interest rate		8.55%
Percent of average of common stock volume-weighted average price used to determine conversion price																	95.00%
Stock repurchased and retired	1.3			1.2										1.3

STOCKHOLDERS' EQUITY (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended			1 Months Ended						12 Months Ended		9 Months Ended	12 Months Ended
	May 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jun. 30, 2009 Haas Trusts [Member] Common Stock [Member]	May 31, 2009 Common Stock [Member] Other Entities [Member]	Apr. 30, 2009 Berkshire Hathaway [Member] Series A [Member]	Apr. 30, 2009 Kuwait Investment Authority [Member] Series A [Member]	May 31, 2009 Haas Trusts and Paulson [Member] Common Stock [Member]	May 31, 2009 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	May 06, 2009 Common Stock [Member]	Dec. 31, 2009 Series A [Member]	Dec. 31, 2010 Series A [Member]
Class of Stock [Line Items]
Stock Issued During Period, Shares, New Issues					31,000,000	66,700,000	3,000,000	1,000,000	83,300,000	150,000,000
Value of shares issued							$ 3,000	$ 1,000
Preferred stock dividend rate													8.50%
Rate which will be paid on past due preferred stock													10.00%
Ongoing dividends														85
Shares of common stock for each share of preferred stock														24.201
Price of common stock necessary to effect conversion of preferred stock (in dollars per share)														$ 53.72
Price per share (in dollars per share)												$ 15
Gross proceeds from issuance of common stock	2,250
Proceeds from issuance of common stock	966	181	966	0
Common shares issued under ESPP											10,000,000
Undistributed earnings of nonconsolidated affiliates		$ 2,264	$ 1,826

STOCKHOLDERS' EQUITY (Employee Stock Ownership Plan) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended				3 Months Ended		0 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Apr. 02, 2009 Rohm And Haas [Member]	Jun. 30, 2009 Rohm And Haas [Member] Rohm and Haas ESOP [Member]	Apr. 02, 2009 Rohm And Haas [Member] Rohm and Haas ESOP [Member]	May 11, 2009 Dow ESOP [Member]	May 31, 2009 Dow ESOP [Member]	Dec. 31, 2010 Dow ESOP [Member]	Dec. 31, 2009 Dow ESOP [Member]	Dec. 31, 2008 Dow ESOP [Member]
Employee Stock Ownership Plan (ESOP) Disclosures [Line Items]
Cash paid to Rohm and Haas Company ESOP						$ 552
Employee Stock Ownership Plan (ESOP), Shares in ESOP				7		7			46
Shares issued under option and purchase plans (in shares)	7.5	8.7	7
Debt of ESOP	64			78
Interest rate on debt of ESOP					9.80%
Treasury stock sold to ESOP, shares								36.7
Price per share, Sale of stock (in dollars per share)							$ 15.0561
Treasury stock sold to ESOP, value							553
Aggregate historical cost of treasury shares	239	557					1,529
ESOP, compensation expense									81	48	0
Shares allocated to participants' accounts									14.4
Number of released, but unallocated, shares									0.9
Number of unearned shares									30.7
Fair value of unearned shares									$ 1,050

STOCKHOLDERS' EQUITY (Treasury Stock) (Details) (USD $) In Billions, except Share data in Millions	12 Months Ended			1 Months Ended	12 Months Ended	22 Months Ended	1 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Oct. 31, 2006 Common Stock [Member]	Dec. 31, 2008 Common Stock [Member]	Dec. 31, 2008 Common Stock [Member]	May 31, 2009 Dow ESOP [Member]
Equity, Class of Treasury Stock [Line Items]
Authorization of repurchase of shares				$ 2
Treasury shares acquired (in shares)					21.9	48.1
Shares repurchased to pay tax obligations (in shares)	0.5	0.5	23
Shares issued under option and purchase plans (in shares)	7.5	8.7	7
Stock option and deferred stock plans (in shares)	5.1	12.2	57
Treasury stock sold to ESOP, shares							36.7

INCOME TAXES (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Income Tax Note [Line Items]
Operating loss carryforwards	$ 4,572		$ 4,550
Tax credit carryforwards, net of uncertain tax positions	479		656
Valuation allowance, deferred tax assets	682	[1]	721	[1]
Effective tax rate	17.20%		(20.70%)		51.00%
Provision for income taxes attributable to discontinued operations			65		16
Unrecognized tax benefits	319		650		736	892
Unrecognized tax benefits that would impact effective tax rate	297		610
Unrecognized Tax Benefits, Income Tax Penalties and Interest Expense	6		10		3
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	58		68
Expiration in 2011 Through 2015 [Member]
Income Tax Note [Line Items]
Deferred Tax Assets, Operating Loss Carryforwards, Subject to Expiration	405
Expiration in 2011 Through 2015 [Member]
Income Tax Note [Line Items]
Tax credit carryforwards, net of uncertain tax positions	12
United States Deferred Tax Asset [Member]
Income Tax Note [Line Items]
Increase in valuation allowance					48
Asia Pacific Deferred Tax Asset [Member]
Income Tax Note [Line Items]
Increase in valuation allowance					24
Investments in Foreign Subsidiaries and Foreign Corporate Joint Ventures that are Essentially Permanent in Duration [Member]
Income Tax Note [Line Items]
Undistributed earnings	$ 9,798		$ 8,707		$ 8,043

[1]	Included in current deferred tax assets are prepaid tax assets totaling $100 million in 2010 and $151 million in 2009.

INCOME TAXES (Schedule of Domestic and Foreign Components of Income from Continuing Operations Before Income Taxes) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Income Tax Disclosures [Abstract]
Income from Continuing Operations Before Income Taxes, Domestic	$ (821)		$ (290)		$ (1,290)
Income from Continuing Operations Before Income Taxes, Foreign	3,623		759		2,567
Income from Continuing Operations Before Income Taxes	2,802		469		1,277
Taxes at U.S. statutory rate	981		164		447
Equity earnings effect	(272)		(266)		(309)
Foreign income taxed at rates other than 35%	(262)	[1]	(121)	[1]	261	[1]
U.S. tax effect of foreign earnings and dividends	118		210		164
Goodwill impairment losses	0		3		75
Change in valuation allowances	(34)		9		60
Unrecognized tax benefits	(52)		21		31
Federal tax accrual adjustments	(13)		(119)		29
Other - net	15		2		(107)
Total tax provision (credit)	$ 481		$ (97)		$ 651
Effective tax rate	17.20%		(20.70%)		51.00%

[1]	Includes the tax provision for statutory taxable income in foreign jurisdictions for which there is no corresponding amount in “Income from Continuing Operations Before Income Taxes.”

INCOME TAXES (Schedule of Provision (Credit) for Income Taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Tax Expense (Benefit) [Abstract]
Federal, current	$ (576)	$ 65	$ 3
State and local, current	(36)	27	6
Foreign, current	765	463	918
Total, current	153	555	927
Federal, deferred	445	(538)	(541)
State and local, deferred	(21)	(15)	(17)
Foreign, deferred	(96)	(99)	282
Total, deferred	328	(652)	(276)
Federal	(131)	(473)	(538)
State and local	(57)	12	(11)
Foreign	669	364	1,200
Total tax provision (credit)	$ 481	$ (97)	$ 651

INCOME TAXES (Schedule of Deferred Tax Balances) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009		Apr. 02, 2009 Rohm And Haas [Member]
Income Tax Note [Line Items]
Property, deferred tax assets	$ 629	[1]	$ 20	[1]
Tax loss and credit carryforwards, deferred tax assets	1,957	[1]	2,414	[1]
Postretirement benefit obligations, deferred tax assets	3,282	[1]	3,097	[1]
Other accruals and reserves, deferred tax assets	2,101	[1]	1,963	[1]
Intangibles, deferred tax assets	182	[1]	40	[1]
Inventory, deferred tax assets	149	[1]	185	[1]
Long-term debt, deferred tax assets	3	[1]	8	[1]
Investments, deferred tax assets	174	[1]	103	[1]
Other - net, deferred tax assets	986	[1]	460	[1]
Subtotal, deferred tax assets	9,463	[1]	8,290	[1]
Valuation allowances, deferred tax assets	(682)	[1]	(721)	[1]
Total, deferred tax assets	8,781	[1]	7,569	[1]
Prepaid tax assets, deferred tax assets	100		151
Property, deferred tax liabilities	3,084		2,698	[2]
Postretirement benefit obligations, deferred tax liabilities	1,099		1,039	[2]
Other accruals and reserves, deferred tax liabilities	545		227	[2]
Intangibles, deferred tax liabilities	1,615		1,909	[2]
Inventory, deferred tax liabilities	277		182	[2]
Long-term debt, deferred tax liabilities	393		65	[2]
Investments, deferred tax liabilities	136		21	[2]
Other - net, deferred tax liabilities	342		180	[2]
Total, deferred tax liabilities	7,491		6,321	[2]
Deferred tax liabilities - noncurrent					$ 2,875

[1]	Included in current deferred tax assets are prepaid tax assets totaling $100 million in 2010 and $151 million in 2009.
[2]	The Company assumed $2,875 million of deferred tax liabilities with the April 1, 2009 acquisition of Rohm and Haas; see Note D.

INCOME TAXES (Uncertain Tax Position) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Tax Contingency [Line Items]
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Estimated Range of Change, Lower Bound	$ 30
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Estimated Range of Change, Upper Bound	60
Reconciliation of Total Gross Unrecognized Tax Benefits [Roll Forward]
Gross unrecognized tax benefits, beginning balance	650	736	892
Increases related to positions taken on items from prior years	8	57	41
Decreases related to positions taken on items from prior years	(33)	(25)	(191)
Increases related to positions taken in the current year	24	71	34
Settlement of uncertain tax positions with tax authorities	(300)	(172)	(29)
Decreases due to expiration of statutes of limitations	(30)	(17)	(11)
Gross unrecognized tax benefits, ending balance	319	650	736
Non-Income Tax Contingencies Related To Issues In US And Foreign Locations [Member]
Income Tax Contingency [Line Items]
Loss Contingency, Estimate of Possible Loss	$ 156	$ 189
Argentina [Member]
Income Tax Contingency [Line Items]
Earliest open year	2004	2003
Brazil [Member]
Income Tax Contingency [Line Items]
Earliest open year	2005	2004
Canada [Member]
Income Tax Contingency [Line Items]
Earliest open year	2006	2002
France [Member]
Income Tax Contingency [Line Items]
Earliest open year	2008	2007
Germany [Member]
Income Tax Contingency [Line Items]
Earliest open year	2002	2002
Italy [Member]
Income Tax Contingency [Line Items]
Earliest open year	2005	2004
The Netherlands [Member]
Income Tax Contingency [Line Items]
Earliest open year	2009	2008
Spain [Member]
Income Tax Contingency [Line Items]
Earliest open year	2004	2004
Switzerland [Member]
Income Tax Contingency [Line Items]
Earliest open year	2008	2008
United Kingdom [Member]
Income Tax Contingency [Line Items]
Earliest open year	2008	2007
Federal Income Tax [Member]
Income Tax Contingency [Line Items]
Earliest open year	2004	2004
State and Local Income Tax [Member]
Income Tax Contingency [Line Items]
Earliest open year	1996	1989

OPERATING SEGMENTS AND GEOGRAPHIC AREAS (Schedule of Operating Segments) (Details) (USD $) In Millions	3 Months Ended		12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Segment Reporting Information [Line Items]
Sales to external customers			$ 53,674		$ 44,875		$ 57,361
Intersegment revenues			0		0		0
Equity in earnings of nonconsolidated affiliates			1,112		630		787
Goodwill impairment losses			0		7	[1]	239	[1]
Restructuring charges			26	[2]	689	[2]	839	[2]
IPR&D			0		7	[3]	44	[3]
Acquisition and integration related expenses			143	[4]	166	[4]	49	[4]
Asbestos-related credits			(54)	[5]	0		(54)	[5]
EBITDA			7,200	[6]	4,828	[6]	4,075	[6]
Assets	66,018	45,474	69,588		66,018		45,474
Investment in nonconsolidated affiliates	3,224	3,204	3,453		3,224		3,204
Depreciation and amortization			2,962		2,827		2,236
Capital expenditures			2,130		1,683		2,276
Electronic and Functional Materials [Member]
Segment Reporting Information [Line Items]
Sales to external customers			4,203		3,074		1,606
Intersegment revenues			0		0		0
Equity in earnings of nonconsolidated affiliates			106		79		118
Goodwill impairment losses					0	[1]	0	[1]
Restructuring charges			8	[2]	48	[2]	10	[2]
IPR&D					0	[3]	0	[3]
Acquisition and integration related expenses			0	[4]	0	[4]	0	[4]
Asbestos-related credits			0	[5]			0	[5]
EBITDA			1,052	[6]	654	[6]	353	[6]
Assets	11,164	2,064	11,642		11,164		2,064
Investment in nonconsolidated affiliates	307	240	357		307		240
Depreciation and amortization			448		344		106
Capital expenditures			221		97		170
Coatings and Infrastructure Solutions [Member]
Segment Reporting Information [Line Items]
Sales to external customers			6,596		5,598		4,512
Intersegment revenues			9		0		0
Equity in earnings of nonconsolidated affiliates			343		215		251
Goodwill impairment losses					0	[1]	0	[1]
Restructuring charges			20	[2]	262	[2]	16	[2]
IPR&D					0	[3]	0	[3]
Acquisition and integration related expenses			0	[4]	0	[4]	0	[4]
Asbestos-related credits			0	[5]			0	[5]
EBITDA			1,230	[6]	604	[6]	610	[6]
Assets	11,827	4,420	12,447		11,827		4,420
Investment in nonconsolidated affiliates	1,068	831	1,099		1,068		831
Depreciation and amortization			638		540		258
Capital expenditures			239		238		255
Agricultural Sciences [Member]
Segment Reporting Information [Line Items]
Sales to external customers			4,869		4,522		4,535
Intersegment revenues			0		0		0
Equity in earnings of nonconsolidated affiliates			2		2		4
Goodwill impairment losses					0	[1]	0	[1]
Restructuring charges			0	[2]	(15)	[2]	3	[2]
IPR&D					0	[3]	44	[3]
Acquisition and integration related expenses			0	[4]	0	[4]	0	[4]
Asbestos-related credits			0	[5]			0	[5]
EBITDA			640	[6]	573	[6]	872	[6]
Assets	5,477	4,676	5,528		5,477		4,676
Investment in nonconsolidated affiliates	38	41	42		38		41
Depreciation and amortization			147		137		111
Capital expenditures			245		166		191
Performance Materials [Member]
Segment Reporting Information [Line Items]
Sales to external customers			13,957		11,780		16,082
Intersegment revenues			97		76		120
Equity in earnings of nonconsolidated affiliates			16		46		54
Goodwill impairment losses	7	209			7	[1]	209	[1]
Restructuring charges			0	[2]	2	[2]	122	[2]
IPR&D					0	[3]	0	[3]
Acquisition and integration related expenses			0	[4]	0	[4]	0	[4]
Asbestos-related credits			0	[5]			0	[5]
EBITDA			1,714	[6]	1,568	[6]	1,020	[6]
Assets	11,092	10,345	11,376		11,092		10,345
Investment in nonconsolidated affiliates	263	297	167		263		297
Depreciation and amortization			627		696		615
Capital expenditures			621		576		781
Performance Plastics [Member]
Segment Reporting Information [Line Items]
Sales to external customers			15,260		12,862		17,536
Intersegment revenues			2		0		1
Equity in earnings of nonconsolidated affiliates			254		101		112
Goodwill impairment losses		30			0	[1]	30	[1]
Restructuring charges			0	[2]	1	[2]	172	[2]
IPR&D					0	[3]	0	[3]
Acquisition and integration related expenses			0	[4]	0	[4]	0	[4]
Asbestos-related credits			0	[5]			0	[5]
EBITDA			3,565	[6]	2,120	[6]	2,017	[6]
Assets	12,294	9,794	12,634		12,294		9,794
Investment in nonconsolidated affiliates	1,517	1,459	1,602		1,517		1,459
Depreciation and amortization			760		733		757
Capital expenditures			202		90		247
Feedstocks and Energy [Member]
Segment Reporting Information [Line Items]
Sales to external customers			8,457		6,346		12,781
Intersegment revenues			37		27		41
Equity in earnings of nonconsolidated affiliates			407		195		256
Goodwill impairment losses					0	[1]	0	[1]
Restructuring charges			0	[2]	140	[2]	84	[2]
IPR&D					0	[3]	0	[3]
Acquisition and integration related expenses			0	[4]	0	[4]	0	[4]
Asbestos-related credits			0	[5]			0	[5]
EBITDA			471	[6]	477	[6]	207	[6]
Assets	5,542	5,279	5,412		5,542		5,279
Investment in nonconsolidated affiliates	9	317	97		9		317
Depreciation and amortization			216		242		258
Capital expenditures			602		473		627
Corporate [Member]
Segment Reporting Information [Line Items]
Sales to external customers			332		693		309
Intersegment revenues			(145)		(103)		(162)
Equity in earnings of nonconsolidated affiliates			(16)		(8)		(8)
Goodwill impairment losses					0	[1]	0	[1]
Restructuring charges			(2)	[2]	251	[2]	432	[2]
IPR&D					7	[3]	0	[3]
Acquisition and integration related expenses			143	[4]	166	[4]	49	[4]
Asbestos-related credits			(54)	[5]			(54)	[5]
EBITDA			(1,472)	[6]	(1,168)	[6]	(1,004)	[6]
Assets	8,622	8,896	10,549		8,622		8,896
Investment in nonconsolidated affiliates	22	19	89		22		19
Depreciation and amortization			126		135		131
Capital expenditures			$ 0		$ 43		$ 5

[1]	See Note I for information regarding the goodwill impairment losses.
[2]	See Note C for information regarding restructuring charges.
[3]	See Note D for information regarding purchased in-process research and development.
[4]	See Note D for information regarding acquisition and integration related expenses.
[5]	See Note N for information regarding asbestos-related credits.
[6]	A reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes” is provided below.

OPERATING SEGMENTS AND GEOGRAPHIC AREAS (Reconciliation of EBITDA to Income Before Income Taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Reconciliation of EBITDA to Income Before Income Taxes [Abstract]
EBITDA	$ 7,200	[1]	$ 4,828	[1]	$ 4,075	[1]
Depreciation and amortization	2,962		2,827		2,236
Plus interest income	37		39		86
Interest expense and amortization of debt discount	1,473		1,571		648
Income from Continuing Operations Before Income Taxes	$ 2,802		$ 469		$ 1,277

[1]	A reconciliation of EBITDA to “Income from Continuing Operations Before Income Taxes” is provided below.

OPERATING SEGMENTS AND GEOGRAPHIC AREAS (Schedule of Revenue by Geographic Area and Other Details) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 segments years manufacturingsites countries products brinesandwells wells employees		Dec. 31, 2009		Dec. 31, 2008
Sales by operating segment [Line Items]
Number Of Countries With Customers Of Company	160
Number Of Countries With Manufacturing Sites Of Company	35
Number Of Manufacturing Sites	188
Entity Number of Employees	50,000
Number Of Products Manufactured	5,000
Sales to external customers	$ 53,674		$ 44,875		$ 57,361
Long-lived assets	17,668	[1]	18,141	[1]	14,294	[1]
Number of Operating Segments	6
U. S. [Member]
Sales by operating segment [Line Items]
Number Of Manufacturing Sites	55
Sales to external customers	17,497		14,145		18,306
Long-lived assets	8,393	[1]	9,212	[1]	7,631	[1]
Percent of Long Lived Assets	0.48
Europe Middle East And Africa [Member]
Sales by operating segment [Line Items]
Sales to external customers	18,464	[2]	16,010	[2]	22,910	[2]
Long-lived assets	4,501	[1],[2]	4,021	[1],[2]	3,302	[1],[2]
GERMANY
Sales by operating segment [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Percent	9.00%		11.00%		14.00%
Rest of World [Member]
Sales by operating segment [Line Items]
Sales to external customers	17,713		14,720		16,145
Long-lived assets	$ 4,774	[1]	$ 4,908	[1]	$ 3,361	[1]

[1]	Long-lived assets in Germany represented 9 percent of the total at December 31, 2010, 11 percent of the total at December 31, 2009 and 14 percent of the total at December 31, 2008.
[2]	Sales to customers in the Middle East and Africa, previously reported in Rest of World, are now aligned with Europe, Middle East and Africa; prior period sales have been adjusted to reflect this realignment.